UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

        BlackRock All-Cap Energy & Resources Portfolio

        BlackRock China Fund

        BlackRock Energy & Resources Portfolio

        BlackRock Flexible Equity Fund

        BlackRock Global Opportunities Portfolio

        BlackRock Health Sciences Opportunities Portfolio

        BlackRock International Opportunities Portfolio

        BlackRock Managed Volatility Portfolio

        BlackRock Mid-Cap Growth Equity Portfolio

        BlackRock Science & Technology Opportunities Portfolio

        BlackRock Small Cap Growth Equity Portfolio

        BlackRock U.S. Opportunities Portfolio

        BlackRock World Gold Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

        Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2013

Date of reporting period: 03/31/2013

Item 1 – Report to Stockholders

MARCH 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BLACKROCK®

BlackRock Funds℠

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

2	BLACKROCK FUNDS	MARCH 31, 2013

Dear Shareholder

Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, concerns about Europe’s debt crisis dominated the markets as political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced it would purchase unlimited amounts of short term sovereign bonds to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the nation’s deficit. Worries that bipartisan gridlock would preclude a timely budget deal triggered high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although the postponement of decisions relating to spending cuts and the debt ceiling left some lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally in risk assets. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction as yields).

However, bond markets regained strength in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its monetary easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term changes in the central bank’s policy stance. Improving labor market data and rising home prices pushed US stocks higher at the end of the period, with major indices reaching new all-time highs. Outside the United States, equity prices weakened in the final two months of the period due to a resurgence of macro risk out of Europe. Italy’s February presidential election ended in a stalemate, further propagating the ongoing theme of political instability in the eurozone. In March, a severe banking crisis in Cyprus underscored the fragility of the broader European banking system.

For the 6- and 12-month periods ended March 31, 2013, US and international stocks and high yield bonds posted strong gains, while emerging market equities lagged as the pace of global growth failed to impress investors. US Treasury yields were highly volatile over the past 12 months. While remaining relatively low from a historical standpoint, yields began inching higher in the later part of the period, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Markets have always been unpredictable, but that does not mean investors can delay taking action. At BlackRock, we believe it’s time for a different approach to investing. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. People everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	10.19%	13.96%
US small cap equities (Russell 2000® Index)	14.48	16.30
International equities (MSCI Europe, Australasia, Far East Index)	12.04	11.25
Emerging market equities (MSCI Emerging Markets Index)	3.87	1.96
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(0.55)	6.19
US investment grade bonds (Barclays US Aggregate Bond Index)	0.09	3.77
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.26	5.82
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.28	13.08

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2013	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2013, the Fund underperformed its custom benchmark, which is a blend of 70% Wilshire 5000 Modified Energy Cap Weighted Index and 30% MSCI All-Country World Energy Index. The Fund also underperformed the S&P 500® Index. The following discussion of relative performance pertains to the Fund’s custom blended benchmark.

What factors influenced performance?

•

The Fund’s exposure to gold and silver producers was the leading detractor from relative performance as gold and silver prices declined 10% in a rising equity market. In this environment, precious metals-related stocks dramatically underperformed, including key portfolio holdings Silver Wheaton Corp. and Goldcorp, Inc. Additionally, the Fund’s underweight to the oil & gas refining & marketing segment significantly hindered results relative to the benchmark index as refiners generally benefited from the dynamics of US versus global oil prices during the period. Selection among integrated oil & gas stocks also detracted from results as oil-related holdings such as Occidental Petroleum Corp., Cenovus Energy, Inc. and Suncor Energy, Inc. declined due to deteriorating revenues for North American crude oil production.

•

Conversely, stock selection among oil & gas exploration & production companies contributed positively to Fund performance. Several holdings within this group rallied toward the end of the period as natural gas prices began to rise. Following a period during which a glut of North American supply and warmer-than-normal winter weather had pressured gas prices, these conditions were finally alleviated, allowing gas prices to rise. Gas-related holdings such as EQT Corp., Range Resources Corp. and Cabot Oil & Gas Corp. generated double-digit gains during the period. Additionally, one of the Fund’s largest holdings, Plains Exploration & Production Co., rose more than 25% following the announcement that the company would be acquired by Freeport-McMoRan Copper & Gold, Inc.

Describe recent portfolio activity.

•

During the six-month period, the Fund reduced its overall number of positions, but made a new investment in Cairn Energy Plc, an oil & gas exploration & production company based in the United Kingdom. The Fund also increased its existing position in US exploration & production company Anadarko Petroleum Corp., which has attained access to a valuable natural gas resource in the Rovuma Basin off the coast of Mozambique.

Describe portfolio positioning at period end.

•

As of period end, the Fund continued to maintain its focus on energy stocks, with a slight bias toward oil versus gas. Over half of the Fund’s net assets were invested in exploration & production stocks. The Fund remained overweight in coal producers and underweight in the larger integrated oil & gas companies, the refining segment and storage & transportation companies, while maintaining a neutral weighting in the oil services space.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
EOG Resources, Inc.	6%
Whiting Petroleum Corp.	5
Anadarko Petroleum Corp.	4
Chevron Corp.	4
Occidental Petroleum Corp.	4
Noble Energy, Inc.	4
CONSOL Energy, Inc.	4
Range Resources Corp.	4
Apache Corp.	3
Denbury Resources, Inc.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	85%
Energy Equipment & Services	15

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2013

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]    This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]    The Wilshire 5000 Modified Energy Cap Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been market capitalization weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

[5]    The MSCI All-Country World Energy Index is comprised of the energy sector constituents of the MSCI All-Country World Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

[6]    Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[7]

		1 Year		5 Years		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.99%	(2.43)%	N/A	(3.94)%	N/A	7.43%	N/A
Service	2.73	(2.80)	N/A	(4.29)	N/A	7.01	N/A
Investor A	2.73	(2.80)	(7.89)%	(4.32)	(5.35)%	6.99	6.29%
Investor B	2.38	(3.52)	(7.86)	(5.04)	(5.36)	6.22	6.22
Investor C	2.30	(3.51)	(4.48)	(5.02)	(5.02)	6.23	6.23
S&P 500® Index	10.19	13.96	N/A	5.81	N/A	5.44	N/A
70% Wilshire 5000 Modified Energy Cap Weighted Index / 30% MSCI All-Country World Energy Index	10.64	9.59	N/A	2.13	N/A	10.23	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on February 16, 2005.
N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[9]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$1,029.90	$ 4.86	$1,000.00	$1,020.14	$ 4.84	0.96%
Service	$1,000.00	$1,027.30	$ 6.77	$1,000.00	$1,018.25	$ 6.74	1.34%
Investor A	$1,000.00	$1,027.30	$ 6.98	$1,000.00	$1,018.05	$ 6.94	1.38%
Investor B	$1,000.00	$1,023.80	$10.60	$1,000.00	$1,014.46	$10.55	2.10%
Investor C	$1,000.00	$1,023.00	$10.59	$1,000.00	$1,014.46	$10.55	2.10%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2013	5

Fund Summary as of March 31, 2013	BlackRock China Fund

Investment Objective

BlackRock China Fund’s (the “Fund”) investment objective is to seek to maximize total return. Total return means the combination of capital appreciation and investment income.

Portfolio Management Commentary

How did the Fund perform?

•

US and certain other financial markets were closed on March 29, 2013, while some foreign financial markets were open. The Fund was re-priced for financial reporting purposes to reflect, in the valuation, the transactions related to foreign market activities. For the six-month period ended March 31, 2013, the Fund outperformed its benchmark, the MSCI China 10/40 Index, and the MSCI China Index. The following discussion of relative performance pertains to the MSCI China 10/40 Index.

What factors influenced performance?

•

Stock selection substantially boosted positive performance during the reporting period, particularly within the financials sector. Overweight positions in property names such as Shenzhen Investment Ltd. and China Vanke Co. Ltd. substantially contributed to relative performance. Also in financials, Hong Kong-listed Asian regional insurer AIA Group Ltd. added to returns. The stock performed well following strong results in the fourth quarter of 2012 that beat expectations. In the information technology sector, outperformance came from a lack of ownership in internet company Tencent, Inc., which missed earnings estimates. The Fund’s substantial underweight in China Mobile Ltd. also aided performance. The stock declined on uncertainty over whether the listed company will bear the capital expenditure costs for the infrastructure required to support new long-term evolution mobile network technology.

•

The largest detractor from performance was the Fund’s investment in tele-communication services company China Unicom Hong Kong Ltd. The stock performed poorly as investors were concerned it would miss earnings esti-

mates. Holdings in enterprise resource planning software developer Kingdee International Software Group Co. Ltd. and online game developer Shanda Games Ltd. also substantially detracted from returns. At the sector level, only utilities had a slight negative effect on overall performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased its weighting in China Construction Bank Corp. while taking advantage of the stock’s attractive pricing after a period of selling pressure led to its underperformance relative to other banks. The Fund added exposure to Agricultural Bank of China Ltd. given attractive valuation, but remains underweight in banks. Additions were made to some existing holdings on price weakness, including electric train engine manufacturer ZhuZhou CSR Times Electric Co. Ltd., China Pacific Insurance Co. Ltd., China Unicom Hong Kong Ltd. and CNOOC Ltd. A position was initiated in container board manufacturer Nine Dragons Paper Holdings Ltd. on the prospect of a supply shortage in the second half of 2013.

Describe portfolio positioning at period end.

•

The Fund’s main active overweight positions continued to be in the health care and industrials sectors, where Fund management found attractive valuations and long-term growth potential. The Fund remained overweight in materials due to attractive valuations in select stocks in the sector, and underweight in financials even though exposure to banks was increased given their relative valuation. Within financials, the Fund remained underweight in the real estate segment, but continued to favor brokerage firms in light of financial liberalization and reform.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
China Construction Bank Corp., H Shares	10%
CNOOC Ltd.	7
Industrial & Commercial Bank of China, H Shares	5
China Petroleum & Chemical Corp., H Shares	5
China Mobile Ltd.	4
Agricultural Bank of China Ltd., H Shares	4
ZhuZhou CSR Times Electric Co. Ltd., H Shares	4
China Pacific Insurance Group Co. Ltd., H Shares	3
Bank of China Ltd., H Shares	3
China Unicom Hong Kong Ltd.	3

Sector Allocation	Percent of Long-Term Investments
Financials	38%
Energy	14
Industrials	12
Materials	9
Telecommunication Services	7
Health Care	5
Consumer Discretionary	5
Utilities	4
Information Technology	4
Consumer Staples	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2013

BlackRock China Fund

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund seeks to achieve its objective by investing at least 80% of its total assets in equity securities of companies domiciled, or exercising the predominant part of their economic activity, in China, including its special administrative regions such as Hong Kong, or in instruments with similar economic characteristics.

[3]    A free float-adjusted market capitalization index that is designed to measure equity market performance in China, taking into consideration the concentration constraints of the European Union’s UCITS III regulations.

[4]    An unmanaged free float-adjusted market capitalization index designed to measure equity market performance of China.

[5]    Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	11.86%	6.79%	N/A	(6.09)%	N/A
Investor A	11.65	6.44	0.87%	(6.33)	(8.90)%
Investor C	11.18	5.84	4.84	(6.96)	(6.96)
MSCI China 10/40 Index	7.96	6.72	N/A	(4.41)	N/A
MSCI China Index	7.75	6.60	N/A	(4.53)	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on April 29, 2011.
N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$1,118.60	$8.72	$1,000.00	$1,016.70	$8.30	1.65%
Investor A	$1,000.00	$1,116.50	$10.03	$1,000.00	$1,015.46	$9.55	1.90%
Investor C	$1,000.00	$1,111.80	$13.85	$1,000.00	$1,011.82	$13.19	2.63%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2013	7

Fund Summary as of March 31, 2013	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2013, the Fund underperformed its benchmark, the Wilshire 5000 Modified Energy Equal Weighted Index, as well as the S&P 500® Index. The following discussion of relative performance pertains to the Wilshire 5000 Modified Energy Equal Weighted Index.

What factors influenced performance?

•

Allocation decisions were the key drivers of the Fund’s underperformance relative to the benchmark index. Maintaining a large overweight to oil & gas exploration & production stocks naturally resulted in the Fund’s underweight to other oil & gas segments including equipment & services, drilling, refining & marketing and storage & transportation, all of which generated strong returns during the period. Also detracting from relative performance were the Fund’s positions in miners of precious and base metals not included in the benchmark index composition. Gold and silver prices declined 10% in a rising equity market, resulting in particularly dramatic underperformance among precious metals-related stocks.

•

Conversely, stock selection among oil & gas exploration & production companies contributed positively to Fund performance. Several holdings within this group rallied toward the end of the period as natural gas prices began to rise. Following a period during which a glut of North American supply and warmer-than-normal winter weather had pressured gas prices, these conditions were finally alleviated, allowing gas prices to rise. Gas-related holdings such as EQT Corp., Range Resources Corp. and Cabot Oil & Gas Corp. generated double-digit gains during the period. Additionally, one of the Fund’s largest holdings, Plains Exploration & Production Co., rose more than 25% following the announcement that the company would be acquired by Freeport-McMoRan Copper & Gold, Inc.

Describe recent portfolio activity.

•

During the six-month period, the Fund reduced its overall number of positions, but made new investments in two oil & gas exploration & production companies offering attractive value, namely Cairn Energy Plc and Noble Energy, Inc.

Describe portfolio positioning at period end.

•

As of period end, the Fund continued to maintain its focus on energy stocks, with roughly equal exposures to oil and natural gas, along with a smaller exposure to coal. Over two-thirds of the Fund’s net assets were invested in exploration & production stocks. As a result, the Fund remained underweight to the refining segment, storage & transportation companies and the oil services space.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
EQT Corp.	6%
Plains Exploration & Production Co.	6
Range Resources Corp.	6
CONSOL Energy, Inc.	6
Pioneer Natural Resources Co.	5
Energy XXI Bermuda Ltd.	5
Alpha Natural Resources, Inc.	3
Rosetta Resources, Inc.	3
Trilogy Energy Corp.	3
Clayton Williams Energy, Inc.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	91%
Energy Equipment & Services	8
Metals & Mining	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	BLACKROCK FUNDS	MARCH 31, 2013

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]     Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]     Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]     This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]     The Wilshire 5000 Modified Energy Equal Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been equally weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.88%	(7.35)%	N/A	(3.69)%	N/A	16.01%	N/A
Investor A	4.70	(7.65)	(12.51)%	(4.03)	(5.06)%	15.64	15.02%
Investor B	4.30	(8.36)	(12.48)	(4.75)	(4.97)	14.98	14.98
Investor C	4.34	(8.35)	(9.26)	(4.72)	(4.72)	14.82	14.82
S&P 500® Index	10.19	13.96	N/A	5.81	N/A	8.53	N/A
Wilshire 5000 Modified Energy Equal Weighted Index	9.71	7.33	N/A	5.61	N/A	18.77	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,048.80	$5.26	$1,000.00	$1,019.80	$5.19	1.03%
Investor A	$1,000.00	$1,047.00	$6.84	$1,000.00	$1,018.25	$6.74	1.34%
Investor B	$1,000.00	$1,043.00	$10.70	$1,000.00	$1,014.46	$10.55	2.10%
Investor C	$1,000.00	$1,043.40	$10.70	$1,000.00	$1,014.46	$10.55	2.10%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2013	9

Fund Summary as of March 31, 2013	BlackRock World Gold Fund

Investment Objective

BlackRock World Gold Fund’s (the “Fund”) investment objective is to seek to maximize total return. Total return means the combination of capital appreciation and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2013, the Fund outperformed its benchmark, the FTSE Gold Mines Index.

What factors influenced performance?

•

While both the Fund and its benchmark index generated negative returns for the six-month period, the Fund’s non-gold holdings were key contributors to outperformance. In particular, holdings in silver producers, such as Industrias Penoles SAB de CV, and more diversified producers, including Rio Tinto Plc, delivered stronger performance than the gold segment.

•

The Fund’s underweight exposure to gold miner Cia de Minas Buenaventura SA aided returns. The company delivered a disappointing update from its Chucapaca open-pit mine, a growth development project in southern Peru, suggesting that it may no longer be economic to develop using just open pit mining. The company also reported faster-than-expected grade declines (the amount of metal contained in the ore) guiding the market toward lower production in 2013. An underweight in Osisko Mining Corp., a North American developer, also positively contributed to performance, as the company continued to face challenges to its ability to increase its production as planned at its large, low-grade Malartic mine in Quebec, Canada.

•

During the six-month period, the price of gold has been challenged by strong economic data in the United States which has been supportive of a stronger US dollar. This has contributed to concerns that the Federal Reserve may end its asset purchase program earlier than initially expected. Both of these factors have acted as a headwind for the price of gold. Over this period, gold producers exhibited a high level of sensitivity to the declining gold price. The share price of small-cap development gold producer, Banro Corp., struggled following a disappointing update at its Nemoya gold development asset operating in the Democratic Republic of Congo and the departure of the company’s CEO. While only a small holding, the Fund’s allocation to Banro Corp. detracted from performance. The Fund’s underweight exposures to large-cap gold producers Barrick Gold Corp., Newmont Mining Corp. and Goldcorp, Inc. hampered returns. In a falling gold price environment, these companies have tended to hold up better than their mid-cap counterparts.

Describe recent portfolio activity.

•

During the six months, the Fund took profits on its position in Fresnillo Plc, a silver and gold producer operating in Mexico, which had delivered strong performance. The proceeds were rotated into gold producers with good development projects and attractive valuations. During the reporting period, a position was initiated in precious metal streaming company Silver Wheaton Corp. and a silver developer operating in Central America. Silver Wheaton Corp. benefits from being able to purchase precious metals at a cost significantly below its current value and is not exposed to cost inflation in the mining industry. As financing risk remains a key focus for resources companies, the Fund has sought to reduce exposure to companies that may have a capital requirement in the near term. With that in mind, the Fund sold several small-cap gold names during the reporting period.

Describe portfolio positioning at period end.

•

At period end, the Fund had approximately 81% of its portfolio invested in gold companies, 14% in silver companies and 1% in platinum names, with the remaining assets allocated to other metals and minerals and cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Newcrest Mining Ltd.	8%
Fresnillo Plc	7
Yamana Gold, Inc.	7
Eldorado Gold Corp.	7
Goldcorp, Inc.	6
Randgold Resources Ltd. - ADR	5
Kinross Gold Corp.	4
New Gold, Inc.	4
Industrias Penoles SAB de CV	3
Agnico-Eagle Mines Ltd.	3

Geographic Allocation	Percent of Long-Term Investments
Canada	49%
Australia	16
Mexico	10
United States	7
Jersey, Channel Islands	7
South Africa	5
Peru	3
United Kingdom	2
Other[1]	1

1Other includes a 1% or less investment in each of the following countries: Russia, Hong Kong and China.

10	BLACKROCK FUNDS	MARCH 31, 2013

BlackRock World Gold Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of gold-related companies.

[3]	An index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(27.33)%	(23.50)%	N/A	(6.81)%	N/A
Investor A	(27.40)	(23.70)	(27.73)%	(7.03)	(8.76)%
Investor C	(27.72)	(24.35)	(25.10)	(7.75)	(7.75)
FTSE Gold Mines Index	(29.15)	(25.51)	N/A	(10.39)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on May 26, 2010.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$726.70	$5.34	$1,000.00	$1,018.75	$6.24	1.24%
Investor A	$1,000.00	$726.00	$6.41	$1,000.00	$1,017.50	$7.49	1.49%
Investor C	$1,000.00	$722.80	$9.75	$1,000.00	$1,013.61	$11.40	2.27%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2013	11

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for the BlackRock Energy & Resources Portfolio for the periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with BlackRock Energy & Resources Portfolio on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements.

12	BLACKROCK FUNDS	MARCH 31, 2013

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2012 and held through March 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	13

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Energy Equipment & Services – 14.5%
Atwood Oceanics, Inc. (a)(b)	47,700	$2,506,158
Baker Hughes, Inc.	82,300	3,819,543
Basic Energy Services, Inc. (a)	42,964	587,318
Core Laboratories NV	48,300	6,661,536
Forum Energy Technologies, Inc. (a)(b)	116,000	3,336,160
Halliburton Co.	113,200	4,574,412
Key Energy Services, Inc. (a)	306,900	2,479,752
National Oilwell Varco, Inc.	74,100	5,242,575
Schlumberger Ltd.	75,941	5,687,221
Seadrill Ltd.	165,000	6,005,703
Technip SA	40,900	4,194,944

		45,095,322

Oil, Gas & Consumable Fuels – 83.0%
Alpha Natural Resources, Inc. (a)(b)	611,019	5,016,466
Anadarko Petroleum Corp.	149,600	13,082,520
Angle Energy, Inc. (a)	299,400	909,413
Apache Corp.	130,830	10,094,843
Bill Barrett Corp. (a)(b)	134,800	2,732,396
Cairn Energy Plc (a)	730,000	3,039,123
Cenovus Energy, Inc.	188,660	5,846,573
Chevron Corp.	110,100	13,082,082
Cobalt International Energy, Inc. (a)	75,800	2,137,560
Concho Resources, Inc. (a)(b)	76,900	7,492,367
CONSOL Energy, Inc.	358,130	12,051,075
Continental Resources, Inc. (a)	80,200	6,971,786
Crescent Point Energy Corp.	230,170	8,676,909
Crew Energy, Inc. (a)	223,400	1,574,538
DeeThree Exploration Ltd. (a)	422,653	2,737,917
Denbury Resources, Inc. (a)(b)	529,690	9,878,719
Energy XXI Bermuda Ltd.	287,900	7,836,638
EOG Resources, Inc.	141,570	18,130,870
EQT Corp.	79,410	5,380,027
Exxon Mobil Corp.	68,400	6,163,524
Gulfport Energy Corp. (a)(b)	173,800	7,965,254
Kodiak Oil & Gas Corp. (a)	436,700	3,969,603
Long Run Exploration Ltd. (a)	167,697	746,748

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Noble Energy, Inc.	107,900	$12,479,714
Occidental Petroleum Corp.	159,850	12,527,445
Peabody Energy Corp.	253,590	5,363,429
PetroChina Co. Ltd. - ADR	19,090	2,516,444
Pioneer Natural Resources Co.	56,900	7,069,825
Plains Exploration & Production Co. (a)	188,610	8,953,317
Range Resources Corp.	130,200	10,551,408
Rex Energy Corp. (a)(b)	217,800	3,589,344
Rosetta Resources, Inc. (a)	118,500	5,638,230
Royal Dutch Shell Plc - ADR	95,800	6,242,328
Southwestern Energy Co. (a)	86,400	3,219,264
Suncor Energy, Inc.	212,980	6,391,530
Valero Energy Corp.	81,700	3,716,533
Whiting Petroleum Corp. (a)	279,960	14,233,166

		258,008,928

Total Long-Term Investments (Cost – $241,017,209) – 97.5%		303,104,250

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	11,981,713	11,981,713

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.23% (c)(d)(e)	$26,946	26,945,615

Total Short-Term Securities (Cost – $38,927,328) – 12.5%		38,927,328

Total Investments (Cost – $279,944,537) – 110.0%		342,031,578
Liabilities in Excess of Other Assets – (10.0)%		(31,049,921)

Net Assets – 100.0%		$310,981,657

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	HKD	Hong Kong Dollar
	CAD	Canadian Dollar	USD	US Dollar
	GBP	British Pound

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock All-Cap Energy & Resources Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)

Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Affiliate		Beneficial Interest Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at March 31, 2013	Income

	BlackRock Liquidity Funds, TempFund, Institutional Class		–	11,981,713	11,981,713	$2,145
	BlackRock Liquidity Series, LLC Money Market Series		$17,312,472	$ 9,633,143	$26,945,615	$197,590

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts as of March 31, 2013 were as follows:

	Currency Purchased	Currency Sold	Counterparty		Settlement Date	Unrealized Appreciation

	GBP 409,481	USD 619,955	State Street Corp.		4/02/13	$2,375

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
• Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
• Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

• Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available
(including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	15

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$34,894,675	$10,200,647	–	$45,095,322
Oil, Gas & Consumable Fuels	254,969,805	3,039,123	–	258,008,928
Short-Term Securities	11,981,713	26,945,615	–	38,927,328
Total	$301,846,193	$40,185,385	–	$342,031,578

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$2,375	–	–	$2,375

[1] Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$944,228	–	–	$944,228
Liabilities:
Bank overdraft	–	$(319,620)	–	(319,620)
Foreign bank overdraft	–	(943,776)	–	(943,776)
Collateral on securities loaned at value	–	(26,945,615)	–	(26,945,615)
Total	$944,228	$(28,209,011)	–	$(27,264,783)

There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock China Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense – 0.9%
AviChina Industry & Technology Co. Ltd., H Shares	72,000	$35,473

Automobiles – 0.8%
Dongfeng Motor Group Co. Ltd., Class H	22,000	31,008

Capital Markets – 1.8%
Haitong Securities Co. Ltd., H Shares	51,200	70,551

Chemicals – 1.5%
Huabao International Holdings Ltd.	134,000	58,201

Commercial Banks – 24.2%
Agricultural Bank of China Ltd., H Shares	296,000	142,430
Bank of China Ltd., H Shares	257,000	119,559
China CITIC Bank Corp. Ltd., H Shares	120,200	72,465
China Construction Bank Corp., H Shares	465,000	381,128
China Minsheng Banking Corp. Ltd., H Shares	14,500	18,547
Industrial & Commercial Bank of China, H Shares	290,000	203,934

		938,063

Communications Equipment – 0.3%
ZTE Corp., H Shares	6,800	11,796

Construction & Engineering – 1.6%
China Communications Construction Co. Ltd., H Shares	68,000	63,493

Construction Materials – 1.8%
China Resources Cement Holdings Ltd.	54,000	30,689
China Shanshui Cement Group Ltd.	39,000	22,503
TCC International Holdings Ltd.	66,000	17,741

		70,933

Diversified Telecommunication Services – 3.0%
China Unicom Hong Kong Ltd.	85,327	114,977

Electrical Equipment – 5.5%
Dongfang Electric Corp. Ltd., H Shares	12,000	19,952
Shanghai Electric Group Co. Ltd., H Shares	58,000	22,659
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	51,610	31,080
ZhuZhou CSR Times Electric Co. Ltd., H Shares	49,000	139,547

		213,238

Food Products – 1.8%
Uni-President China Holdings Ltd.	60,000	68,656

Health Care Equipment & Supplies – 1.0%
Mindray Medical International Ltd. - ADR	1,016	40,579

Health Care Providers & Services – 2.0%
Sinopharm Group Co. Ltd., H Shares	24,000	77,544

Hotels, Restaurants & Leisure – 0.9%
Home Inns & Hotels Management, Inc. - ADR (a)	355	10,575
REXLot Holdings Ltd.	275,000	24,135

		34,710

Independent Power Producers & Energy Traders – 3.8%
China Resources Power Holdings Co. Ltd.	32,000	95,843
Datang International Power Generation Co. Ltd., H Shares	116,000	51,286

		147,129

Common Stocks	Shares	Value

Insurance – 6.5%
China Life Insurance Co. Ltd., H Shares	31,000	$80,870
China Pacific Insurance Group Co. Ltd., H Shares	37,800	124,831
New China Life Insurance Co. Ltd., H Shares	13,912	47,566

		253,267

Internet Software & Services – 0.8%
SINA Corp.	636	30,903

Life Sciences Tools & Services – 2.0%
WuXi PharmaTech Cayman, Inc. - ADR (a)	4,581	78,702

Machinery – 0.7%
China Rongsheng Heavy Industries Group Holdings Ltd.	37,000	6,032
CSR Corp. Ltd., H Shares	27,860	19,854

		25,886

Marine – 0.6%
China Shipping Development Co. Ltd., H Shares	46,000	22,432

Metals & Mining – 1.8%
Shougang Fushan Resources Group Ltd.	84,000	37,572
Zijin Mining Group Co. Ltd., H Shares	94,000	31,155

		68,727

Oil, Gas & Consumable Fuels – 14.1%
China Coal Energy Co. Ltd., H Shares	65,000	58,195
China Petroleum & Chemical Corp., H Shares	156,000	182,922
CNOOC Ltd.	133,000	255,718
PetroChina Co. Ltd., H Shares	38,000	50,035

		546,870

Paper & Forest Products – 2.1%
Lee & Man Paper Manufacturing Ltd.	51,000	40,086
Nine Dragons Paper Holdings Ltd.	42,000	39,660

		79,746

Real Estate Management & Development – 4.6%
China Vanke Co. Ltd., B Shares	20,800	40,189
Franshion Properties China Ltd.	120,000	39,340
Poly Property Group Co. Ltd. (a)	11,000	6,988
Shenzhen Investment Ltd.	110,201	44,363
Shimao Property Holdings Ltd.	6,500	12,531
Shui On Land Ltd.	84,500	36,446

		179,857

Semiconductors & Semiconductor Equipment – 0.4%
Trina Solar Ltd. - ADR (a)	3,996	14,506

Software – 2.1%
Kingdee International Software Group Co. Ltd. (a)	146,000	24,150
Kingsoft Corp. Ltd.	35,000	32,280
Shanda Games Ltd. - ADR	8,544	25,461

		81,891

Specialty Retail – 0.7%
GOME Electrical Appliances Holding Ltd. (a)	232,000	25,468

Textiles, Apparel & Luxury Goods – 0.7%
Peak Sport Products Co. Ltd.	86,000	13,881

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	17

Schedule of Investments (continued)	BlackRock China Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Textiles, Apparel & Luxury Goods (concluded)
Ports Design Ltd.	15,500	$12,967

		26,848

Transportation Infrastructure – 2.8%
Beijing Capital International Airport Co. Ltd., H Shares	96,000	70,078
COSCO Pacific Ltd.	26,000	37,642

		107,720

Wireless Telecommunication Services – 4.1%
China Mobile Ltd.	14,784	156,788

Total Common Stocks – 94.9%		3,675,962

Participation Notes (a)

Automobiles – 1.6%
Citigroup Global Markets Holding (SAIC Motor Corp. Ltd.), due 1/20/15	16,600	40,728
Deutsche Bank AG (BYD Co. Ltd.), due 11/10/16	3,500	11,158
Deutsche Bank AG (SAIC Motor Corp. Ltd.), due 7/13/17	4,200	10,305

		62,191

Commercial Banks – 0.9%
Citigroup Global Markets Holding (China Merchants Bank Co. Ltd.), due 1/20/15	17,400	34,001

Participation Notes (a)	Shares	Value

Construction Materials – 0.7%
Citigroup Global Markets Holding (Anhui Conch Cement Co. Ltd.), due 1/20/15	9,000	$24,648
Deutsche Bank AG (Anhui Conch Cement Co. Ltd.), due 10/10/17	1,300	3,559

		28,207

Metals & Mining – 0.9%
Citigroup Global Markets Holding (Baoshan Iron & Steel Co. Ltd.), due 1/20/15	40,100	30,555
UBS AG (Baoshan Iron & Steel Co. Ltd.), due 6/18/13	6,487	4,943

		35,498

Total Participation Notes – 4.1%		159,897

Total Long-Term Investments (Cost – $4,071,517) – 99.0%		3,835,859

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (b)(c)	59,987	59,987

Total Short-Term Securities (Cost – $59,987) – 1.6%		59,987

Total Investments (Cost – $4,131,504) – 100.6%		3,895,846
Liabilities in Excess of Other Assets – (0.6)%		(22,891)

Net Assets – 100.0%		$3,872,955

Notes to Schedule of Investments
(a)	Non-income producing security.
(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Affiliate			Shares Held at September 30, 2012	Net Activity	Shares Held at March 31, 2013	Income

	BlackRock Liquidity Funds, TempFund, Institutional Class			172,872	(112,885)	59,987	$111

(c)	Represents the current yield as of report date.

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Financial futures contracts as of March 31, 2013 were as follows:

	Contracts		Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

	5		FTSE China A50	Singapore Exchange	April 2013	$39,850	$(2,352)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

	Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation

	USD	18,559	HKD	144,102	Goldman Sachs Group, Inc.	4/03/13	$(3)

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock China Fund

—	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

	—	Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

	—	Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

	The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

	Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

	The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

		Level 1	Level 2	Level 3	Total

	Assets:
	Investments:
	Long-Term Investments:
	Common Stocks:
	Aerospace & Defense	–	$ 35,473	–	$ 35,473
	Automobiles	–	31,008	–	31,008
	Capital Markets	–	70,551	–	70,551
	Chemicals	–	58,201	–	58,201
	Commercial Banks	–	938,063	–	938,063
	Communications Equipment	–	11,796	–	11,796
	Construction & Engineering	–	63,493	–	63,493
	Construction Materials	–	70,933	–	70,933
	Diversified Telecommunication Services	–	114,977	–	114,977
	Electrical Equipment	–	213,238	–	213,238
	Food Products	–	68,656	–	68,656
	Health Care Equipment & Supplies	$ 40,579	–	–	40,579
	Health Care Providers & Services	–	77,544	–	77,544
	Hotels, Restaurants & Leisure	10,575	24,135	–	34,710
	Independent Power Producers & Energy Traders	–	147,129	–	147,129
	Insurance	–	253,267	–	253,267
	Internet Software & Services	30,903	–	–	30,903
	Life Sciences Tools & Services	78,702	–	–	78,702
	Machinery	–	25,886	–	25,886
	Marine	–	22,432	–	22,432
	Metals & Mining	–	68,727	–	68,727
	Oil, Gas & Consumable Fuels	–	546,870	–	546,870
	Paper & Forest Products	–	79,746	–	79,746
	Real Estate Management & Development	40,189	139,668	–	179,857
	Semiconductors & Semiconductor Equipment	14,506	–	–	14,506
	Software	25,461	56,430	–	81,891
	Specialty Retail	–	25,468	–	25,468
	Textiles, Apparel & Luxury Goods	–	26,848	–	26,848
	Transportation Infrastructure	–	107,720	–	107,720
	Wireless Telecommunication Services	–	156,788	–	156,788

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	19

Schedule of Investments (concluded)	BlackRock China Fund

	Level 1	Level 2	Level 3	Total
Participation Notes:
Automobiles	–	$62,191	–	$62,191
Commercial Banks	–	34,001	–	34,001
Construction Materials	–	28,207	–	28,207
Metals & Mining	–	35,498	–	35,498
Short-Term Securities	$ 59,987	–	–	59,987
Total	$ 300,902	$3,594,944	–	$3,895,846

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	$ (3)	–	–	$(3)
Equity contracts	(2,352)	–	–	(2,352)
Total	$ (2,355)	–	–	$(2,355)

[1] Derivative financial instruments are financial future contracts and foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$ 4,308	–	–	$4,308
Liabilities:
Bank overdraft	–	$ (1,225)	–	(1,225)
Total	$ 4,308	$ (1,225)	–	$3,083

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. On March 29, 2013, US and certain other financial markets were closed, while some foreign markets were open. The Fund was re-priced for financial reporting purposes to reflect, in the valuation, the transactions related to open foreign market activities and were valued at the official closing price on the primary market or exchange on which the securities trade. The re-pricing resulted in the investments being categorized as Level 1. Therefore, these securities, with a value of $25,191, were transferred from Level 2 to Level 1 during the period September 30, 2012 to March 31, 2013.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Commercial Services & Supplies – 0.0%
Republic Resources, Inc. (a)	28,750	$–

Energy Equipment & Services – 8.1%
Basic Energy Services, Inc. (a)	403,595	5,517,144
Diamond Offshore Drilling, Inc.	115,200	8,013,312
Essential Energy Services Trust (a)	724,069	1,580,097
Halliburton Co.	326,226	13,182,793
Lufkin Industries, Inc.	87,668	5,820,278
McDermott International, Inc. (a)	547,800	6,020,322
Parker Drilling Co. (a)	296,048	1,267,085
Poseidon Concepts Corp.	35,081	5,255
Schlumberger Ltd.	60,800	4,553,312
Transocean Ltd. (a)	84,900	4,411,404
Western Energy Services Corp.	463,060	3,389,753
Western Energy Services Corp. (Acquired 2/25/10, cost $3,752,521) (a)(b)	1,000,000	7,353,448

		61,114,203

Machinery – 0.0%
Railpower Technologies Corp. (a)	360,600	–

Metals & Mining – 1.1%
Alexco Resource Corp. (a)	312,380	1,030,278
Archipelago Resources Plc (a)	1,759,200	1,544,023
Balmoral Resources Ltd. (a)	455,400	340,218
Banro Corp. (a)	782,700	1,338,738
Crosshair Energy Corp. (a)	109,600	10,774
Eastmain Resources, Inc. (a)	2,622,500	1,675,636
MAG Silver Corp. (a)	123,593	1,171,175
Pilot Gold, Inc. (a)	402,900	665,361
Virginia Mines, Inc. (a)	52,105	506,043

		8,282,246

Oil, Gas & Consumable Fuels – 88.3%
Alpha Natural Resources, Inc. (a)	2,795,589	22,951,786
Americas Petrogas, Inc. (a)	3,614,333	6,857,036
Anadarko Petroleum Corp.	74,200	6,488,790
Angle Energy, Inc. (a)	1,179,100	3,581,460
Antares Energy Ltd. (Acquired 6/14/10, cost $5,189,100) (a)(b)	10,000,000	5,203,000
Arch Coal, Inc.	1,431,800	7,774,674
Aurora Oil & Gas Ltd. (a)	899,000	3,358,105
Baytex Energy Corp.	132,948	5,563,350
Bellatrix Exploration Ltd. (a)	814,632	5,237,092
BPZ Resources, Inc. (a)	307,293	697,555
Cabot Oil & Gas Corp.	183,700	12,419,957
Cairn Energy Plc (a)	1,800,000	7,493,728
Carrizo Oil & Gas, Inc. (a)	274,500	7,073,865
Clayton Williams Energy, Inc. (a)	469,321	20,523,407
Coastal Energy Co. (a)	1,020,600	19,462,931
Cobalt International Energy, Inc. (a)	578,187	16,304,873
CONSOL Energy, Inc.	1,350,200	45,434,230
Crew Energy, Inc. (a)	1,575,937	11,105,387
Crew Energy, Inc. (Acquired 6/24/98 through 10/09/98, cost $183,115) (a)(b)	191,300	1,350,220
Crocotta Energy, Inc. (a)	1,708,300	5,793,409

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
DeeThree Exploration Ltd. (a)	947,600	$6,138,488
Denbury Resources, Inc. (a)	66,700	1,243,955
Energy XXI Bermuda Ltd.	1,260,480	34,310,266
EOG Resources, Inc.	83,900	10,745,073
EQT Corp.	698,900	47,350,475
Far East Energy Corp. (a)	10,629,462	690,915
FX Energy, Inc. (a)	223,238	750,080
Greenfields Petroleum Corp. (Acquired 11/03/10, cost $926,522) (b)	110,000	421,704
Gulfport Energy Corp. (a)	401,500	18,400,745
Ithaca Energy, Inc. (a)	210,000	357,122
Kodiak Oil & Gas Corp. (a)	1,015,300	9,229,077
Long Run Exploration Ltd. (a)	393,333	1,751,498
Longview Energy Co. (Acquired 8/13/04, cost $1,281,000) (a)(b)	85,400	1,349,741
Magnum Hunter Resources Corp. (a)	2,017,000	8,088,170
Manitok Energy, Inc. (a)	1,563,400	4,118,659
Matador Resources Co. (Acquired 10/14/03 through 4/13/06, cost $2,957,155) (a)(b)	513,393	4,548,662
McMoRan Exploration Co. (a)	398,300	6,512,205
Noble Energy, Inc.	135,000	15,614,100
Novus Energy, Inc. (a)	2,679,200	2,501,956
NuVista Energy Ltd. (a)	639,800	4,087,978
Pace Oil and Gas Ltd. (a)(c)	2,140,170	6,058,871
Painted Pony Petroleum Ltd. (a)	916,000	9,175,307
Pan Orient Energy Corp.	750,700	1,992,421
PDC Energy, Inc. (a)	302,800	15,009,796
Peabody Energy Corp.	818,336	17,307,806
Penn Virginia Corp.	341,087	1,377,991
Pioneer Energy Services Corp. (a)	782,700	6,457,275
Pioneer Natural Resources Co.	276,200	34,317,850
Plains Exploration & Production Co. (a)	981,725	46,602,486
PRD Energy, Inc. (a)	570,500	316,851
Range Resources Corp.	561,200	45,479,648
Rex Energy Corp. (a)	435,600	7,178,688
Rosetta Resources, Inc. (a)	453,400	21,572,772
Scorpio Tankers, Inc. (a)	688,300	6,139,636
Sonde Resources Corp. (a)	975,460	1,287,607
Sonde Resources Corp. (Acquired 1/15/10, cost $3,034,134) (a)(b)	1,200,000	1,651,430
Southwestern Energy Co. (a)	354,500	13,208,670
Tourmaline Oil Corp. (a)	57,420	2,217,102
Triangle Petroleum Corp. (a)	270,100	1,782,660
Trilogy Energy Corp.	748,722	21,564,489
Trioil Resources Ltd., Class A (a)	634,083	1,826,269
Valero Energy Corp.	170,000	7,733,300
Yoho Resources, Inc. (a)	1,680,300	4,790,003

		667,934,652

Total Common Stocks – 97.5%		737,331,101

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	21

Schedule of Investments (continued)	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Warrants (d)	Shares	Value

Oil, Gas & Consumable Fuels – 0.0%
Magnum Hunter Resources Corp. (Issued/ Exercisable 8/29/11, 1 Share for 1 Warrant, Expires 10/14/13, Strike Price USD 10.50) (a)	60,050	$7,807

Total Long-Term Investments (Cost – $613,775,530) – 97.5%		737,338,908

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (e)(f)	13,142,954	$13,142,954

Total Short-Term Securities (Cost – $13,142,954) – 1.7%		13,142,954

Total Investments (Cost – $626,918,484) – 99.2%		750,481,862
Other Assets in Excess of Liabilities – 0.8%		5,699,185

Net Assets – 100.0%		$756,181,047

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Restricted security as to resale. As of report date, the Fund held 2.9% of its net assets, with a current value of $21,878,205 and an original cost of $17,323,547, in these securities.
(c)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Affiliate	Shares Held at September 30, 2012	Shares Sold	Shares Held at March 31, 2013	Value at March 31, 2013	Realized Loss

	Pace Oil and Gas Ltd.[1]	2,391,389	251,219	2,642,608	$6,058,871	$(1,506,898)

1No longer an affiliated company as of report date.
(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Affiliate		Shares Held at September 30, 2012	Net Activity	Shares Held at March 31, 2013	Income

	BlackRock Liquidity Funds, TempFund, Institutional Class		—	13,142,954	13,142,954	$2,478

(f)	Representsthe current yield as of report date.

—	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	740,946	CAD	753,981	Citigroup, Inc.	4/01/13	$(212)
GBP	1,009,680	USD	1,528,656	State Street Corp.	4/02/13	5,856
USD	957,929	CAD	973,567	Goldman Sachs Group, Inc.	4/02/13	919
USD	1,281,293	CAD	1,302,880	Goldman Sachs Group, Inc.	4/03/13	569
Total						$7,132

—	Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—	Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—	Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$50,371,002	$10,743,201	–	$61,114,203
Metals & Mining	8,282,246	–	–	8,282,246
Oil, Gas & Consumable Fuels	633,523,173	34,411,479	–	667,934,652
Warrants	7,807	–	–	7,807
Short-Term Securities	13,142,954	–	–	13,142,954

Total	$705,327,182	$45,154,680	–	$750,481,862

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$7,344	–	–	$7,344
Liabilities:
Foreign currency exchange contracts	(212)	–	–	(212)

Total	$7,132	–	–	$7,132

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency at value	$803	–	–	$803
Liabilities:
Bank overdraft	–	$(755,926)	–	(755,926)

Total	$803	$(755,926)	–	$(755,123)

There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	23

Consolidated Schedule of Investments March 31, 2013 (Unaudited)	BlackRock World Gold Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia – 15.0%
Aquarius Platinum Ltd. (a)	16,170	$11,769
Beadell Resources Ltd. (a)	127,000	120,668
Evolution Mining Ltd. (a)	35,570	54,442
Indochine Mining Ltd. (a)	151,560	14,667
Medusa Mining Ltd.	7,620	34,228
Newcrest Mining Ltd.	33,900	709,294
Northern Star Resources Ltd.	39,300	42,605
Papillon Resources Ltd. (a)	35,400	47,912
Silver Lake Resources Ltd. (a)	88,854	195,516

		1,231,101

Canada – 50.6%
Agnico-Eagle Mines Ltd.	6,250	256,009
Alamos Gold, Inc.	18,000	246,830
B2Gold Corp. (a)	23,100	70,165
Banro Corp. (a)	40,200	68,758
Barrick Gold Corp.	7,280	214,032
Belo Sun Mining Corp. (a)	57,600	64,547
Centerra Gold, Inc.	10,750	63,932
Detour Gold Corp. (a)	5,900	113,267
Eldorado Gold Corp.	50,483	481,854
Franco-Nevada Corp.	5,220	237,935
Goldcorp, Inc.	19,000	638,376
IAMGOLD Corp.	9,600	69,171
Kinross Gold Corp.	31,000	245,002
New Gold, Inc. (a)	38,300	347,874
Osisko Mining Corp. (a)	20,303	120,345
Romarco Minerals, Inc. (a)	96,000	77,381
Silver Wheaton Corp.	7,500	234,444
Yamana Gold, Inc.	39,547	608,386

		4,158,308

China – 0.0%
Real Gold Mining Ltd. (a)	13,000	–

Hong Kong – 0.2%
G-Resources Group Ltd. (a)	306,000	16,001

Jersey, Channel Islands – 6.2%
Minera IRL Ltd., London (a)	42,160	24,188
Minera IRL Ltd., Toronto (a)	53,900	33,909
Randgold Resources Ltd. - ADR	5,220	448,816

		506,913

Mexico – 7.2%
Fresnillo Plc	14,300	295,840
Industrias Penoles SAB de CV	6,110	290,981

		586,821

Peru – 2.8%
Cia de Minas Buenaventura SA - ADR	3,060	79,438
Volcan Cia Minera SAA, Class B	180,000	153,591

		233,029

Common Stocks	Shares	Value

Russia – 1.0%
Polymetal International Plc	6,340	$83,744

South Africa – 4.8%
AngloGold Ashanti Ltd.	4,615	108,132
Gold Fields Ltd.	9,020	69,375
Harmony Gold Mining Co. Ltd.	22,510	144,466
Impala Platinum Holdings Ltd.	4,290	63,056
Sibanye Gold Ltd. (a)	8,560	12,412

		397,441

United Kingdom – 1.6%
Archipelago Resources Plc (a)	28,380	24,909
Petropavlovsk Plc	8,255	28,066
Rio Tinto Plc	1,620	76,320

		129,295

United States – 4.7%
Freeport-McMoRan Copper & Gold, Inc.	3,100	102,610
Newmont Mining Corp.	4,200	175,938
Tahoe Resources, Inc. (a)	6,000	105,397

		383,945

Total Common Stocks – 94.1%		7,726,598

Investment Companies

Jersey, Channel Islands – 0.9%
ETFS Physical Platinum (a)	500	76,040

United States – 3.0%
SPDR Gold Trust (a)	1,600	247,120

Total Investment Companies – 3.9%		323,160

Warrants (b)

Canada – 0.0%
Kinross Gold Corp. (Issued/Exercisable 10/28/10, 1 Share for 1 Warrant, Expires 9/17/14, Strike Price USD 21.30) (a)	757	141

Total Long-Term Investments (Cost – $10,117,624) – 98.0%		8,049,899

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	221,170	221,170

Total Short-Term Securities (Cost – $221,170) – 2.7%		221,170

Total Investments (Cost – $10,338,794) – 100.7%		8,271,069
Liabilities in Excess of Other Assets – (0.7)%		(54,471)

Net Assets – 100.0%		$8,216,598

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock World Gold Fund

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at March 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	430,646	(209,476)	221,170	$98

(d)	Represents the current yield as of report date.

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
CAD	25,314	USD	24,891	Deutsche Bank AG	4/01/13	$(8)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	25

Consolidated Schedule of Investments (concluded)	BlackRock World Gold Fund

    The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$ 14,667	$ 1,216,434	–	$ 1,231,101
Canada	4,158,308	–	–	4,158,308
Hong Kong	–	16,001	–	16,001
Jersey, Channel Islands	506,913	–	–	506,913
Mexico	290,981	295,840	–	586,821
Peru	233,029	–	–	233,029
Russia	–	83,744	–	83,744
South Africa	12,412	385,029	–	397,441
United Kingdom	24,909	104,386	–	129,295
United States	383,945	–	–	383,945
Investment Companies	323,160	–	–	323,160
Warrants	141	–	–	141
Short-Term Securities	221,170	–	–	221,170

Total	$ 6,169,635	$ 2,101,434	–	$ 8,271,069

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	$(8)	–	–	$ (8)
    1 Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

    Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets     are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$ 2,514	–	–	$ 2,514
Foreign currency at value	2,576	–	–	2,576
Total	$ 5,090	–	–	$ 5,090

    There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2013

Statements of Assets and Liabilities

March 31, 2013 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock China Fund	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]
Assets
Investments at value – unaffiliated[2,3]	$303,104,250	$3,835,859	$737,338,908	$8,049,899
Investments at value – affiliated[4]	38,927,328	59,987	13,142,954	221,170
Cash	–	–	–	2,514
Foreign currency at value[5]	944,228	4,308	803	2,576
Investments sold receivable	438,418	21,374	11,846,766	–
Unrealized appreciation on foreign currency exchange contracts	2,375	–	7,344	–
Capital shares sold receivable	293,848	–	427,971	8,618
Dividends receivable – unaffiliated	184,441	608	211,279	8,949
Dividends receivable – affiliated	695	15	1,062	16
Securities lending income receivable – affiliated	6,277	–	–	–
Receivable from Manager	1,171	6,016	591	3,511
Prepaid expenses	59,472	30,844	46,770	13,002

Total assets	343,962,503	3,959,011	763,024,448	8,310,255

Liabilities
Bank overdraft	319,620	1,225	755,926	–
Foreign bank overdraft[6]	943,776	–	–	–
Collateral on securities loaned at value	26,945,615	–	–	–
Variation margin payable	–	1,504	–	–
Investments purchased payable	622,330	2,812	1,534,512	24,884
Unrealized depreciation on foreign currency exchange contracts	–	3	212	8
Capital shares redeemed payable	3,423,407	–	3,045,940	4,744
Transfer agent fees payable	235,627	133	472,103	4,940
Investment advisory fees payable	222,492	–	508,206	–
Service and distribution fees payable	97,741	346	206,082	2,742
Custodian fees payable	59,392	15,026	117,149	18,733
Professional fees payable	31,843	50,394	40,685	29,687
Other affiliates payable	28,792	–	81,691	–
Printing fees payable	27,535	3,698	42,814	1,563
Pricing fees payable	6,537	7,391	6,345	3,240
Officer’s and Trustees’ fees payable	5,775	922	8,109	970
Other accrued expenses payable	10,364	2,602	23,627	2,146

Total liabilities	32,980,846	86,056	6,843,401	93,657

Net Assets	$310,981,657	$3,872,955	$756,181,047	$8,216,598

Net Assets Consist of
Paid-in capital	$361,560,116	$4,362,162	$817,540,354	$11,742,727
Accumulated net investment loss	(96,013)	(27,281)	(27,846,338)	(232,088)
Accumulated net realized loss	(112,574,793)	(223,918)	(157,076,017)	(1,226,341)
Net unrealized appreciation/depreciation	62,092,347	(238,008)	123,563,048	(2,067,700)

Net Assets	$310,981,657	$3,872,955	$756,181,047	$8,216,598

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost – unaffiliated	$241,017,209	$4,071,517	$613,775,530	$10,117,624
[3] Securities loaned at value	$25,838,154	–	–	–
[4] Investments at cost – affiliated	$38,927,328	$59,987	$13,142,954	$221,170
[5] Foreign currency at cost	$933,123	$4,301	$777	$2,581
[6] Foreign bank overdraft at cost	$937,412	–	–	–

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	27

Statements of Assets and Liabilities (concluded)

March 31, 2013 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock China Fund	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]

Net Asset Value

Institutional
Net assets	$113,128,234	$2,651,828	$157,697,627	$2,769,449

Shares outstanding[2]	8,134,726	308,487	4,578,756	352,350

Net asset value	$13.91	$8.60	$34.44	$7.86

Service
Net assets	$2,877,203	–	–	–

Shares outstanding[2]	212,221	–	–	–

Net asset value	$13.56	–	–	–

Investor A
Net assets	$109,278,773	$1,078,892	$475,989,031	$2,915,461

Shares outstanding[2]	8,067,182	125,947	15,901,076	371,837

Net asset value	$13.55	$8.57	$29.93	$7.84

Investor B
Net assets	$12,589,810	–	$5,578,828	–

Shares outstanding[2]	977,017	–	254,237	–

Net asset value	$12.89	–	$21.94	–

Investor C
Net assets	$73,107,637	$142,235	$116,915,561	$2,531,688

Shares outstanding[2]	5,662,919	16,635	5,375,401	328,321

Net asset value	$12.91	$8.55	$21.75	$7.71

1 Consolidated Statement of Assets and Liabilities.

2 Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2013

Statements of Operations

Six Months Ended March 31, 2013 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock China Fund	BlackRock Energy & Resources Portfolio	BlackRock World Gold Fund[1]
Investment Income
Dividends – unaffiliated	$2,571,498	$4,480	$2,568,748	$48,997
Dividends – affiliated	2,145	111	2,478	98
Foreign taxes withheld	(151,631)	(199)	(108,565)	(3,875)
Securities lending – affiliated	197,590	–	–	–
Total income	2,619,602	4,392	2,462,661	45,220

Expenses
Investment advisory	1,506,939	18,437	3,086,692	36,237
Service and distribution – class specific	615,810	1,092	1,281,639	19,025
Transfer agent – class specific	303,166	767	762,260	9,383
Administration	150,682	1,383	292,445	3,624
Administration – class specific	50,366	455	102,602	1,208
Registration	32,711	18,259	41,894	18,515
Custodian	15,975	2,798	31,644	2,848
Printing	20,344	7,566	34,041	1,670
Professional	31,771	48,051	36,737	31,588
Officer and Trustees	8,061	1,529	13,385	1,635
Pricing	2,801	11,086	9,517	4,860
Miscellaneous	15,743	5,596	18,541	4,928
Recoupment of past waived fees – class specific	11,745	–	22,008	–
Total expenses	2,766,114	117,019	5,733,405	135,521
Less fees waived by Manager	(1,537)	(18,437)	(1,633)	(36,237)
Less administration fees waived	–	(1,383)	–	(3,145)
Less administration fees waived – class specific	(30,063)	(445)	(3,795)	(1,206)
Less transfer agent fees waived – class specific	(4,496)	(87)	(776)	(860)
Less transfer agent fees reimbursed – class specific	(14,811)	(609)	(5,683)	(7,954)
Less expenses reimbursed by Manager	–	(64,385)	–	(6,714)
Less fees paid indirectly	(58)	–	(112)	(6)
Total expenses after fees waived, reimbursed and paid indirectly	2,715,149	31,673	5,721,406	79,399
Net investment loss	(95,547)	(27,281)	(3,258,745)	(34,179)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	30,461,577	(60,162)	(89,443,002)	(483,429)
Investments – affiliated	–	–	(1,506,898)	–
Financial futures contracts	–	(1,205)	–	–
Foreign currency transactions	(21,511)	(42)	51,346	(1,607)
	30,440,066	(61,409)	(90,898,554)	(485,034)
Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	(22,961,562)	317,016	128,719,592	(2,541,512)
Investments – affiliated	–	–	1,440,176	–
Financial futures contracts	–	(2,352)	–	–
Foreign currency translations	4,321	(46)	(10,704)	57
	(22,957,241)	314,618	130,149,064	(2,541,455)
Total realized and unrealized gain	7,482,825	253,209	39,250,510	(3,026,489)
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,387,278	$225,928	$35,991,765	$(3,060,668)

[1]	Consolidated Statement of Operations

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	29

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock China Fund
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
Operations
Net investment income (loss)	$(95,547)	$208,804	$(27,281)	$40,427
Net realized gain (loss)	30,440,066	(38,223,657)	(61,409)	(141,285)
Net change in unrealized appreciation/depreciation	(22,957,241)	101,126,606	314,618	407,591
Net increase in net assets resulting from operations	7,387,278	63,111,753	225,928	306,733

Dividends to Shareholders From
Net investment income:
Institutional	(50,085)	–	(35,294)	(36,656)[1]
Investor A	–	–	(5,061)	(1,275)[1]
Investor C	–	–	(126)	(364)[1]
Decrease in net assets resulting from dividends to shareholders	(50,085)	–	(40,481)	(38,295)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(211,538,890)	(258,335,389)	944,417	356,594

Net Assets
Total increase (decrease) in net assets	(204,201,697)	(195,223,636)	1,129,864	625,032
Beginning of period	515,183,354	710,406,990	2,743,091	2,118,059
End of period	$310,981,657	$515,183,354	$3,872,955	$2,743,091
Undistributed (accumulated) net investment income (loss)	$(96,013)	$49,619	$(27,281)	$40,481

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2013

Statements of Changes in Net Assets (concluded)

	BlackRock Energy & Resources Portfolio		BlackRock World Gold Fund[1]
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations

Net investment loss	$(3,258,745)	$(8,859,199)	$(34,179)	$(39,958)
Net realized loss	(90,898,554)	(50,752,110)	(485,034)	(545,989)
Net change in unrealized appreciation/depreciation	130,149,064	142,276,398	(2,541,455)	574,129

Net increase (decrease) in net assets resulting from operations	35,991,765	82,665,089	(3,060,668)	(11,818)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(195,831)	(358,563)[2]	(53,185)	(6,994)[2]
Investor A	(591,844)	(291,121)[2]	(41,304)	–
Investor B	(10,822)	(171,849)[2]	–	–
Investor C	(201,151)	(211,831)[2]	(29,761)	–
Tax return of capital:
Institutional	–	(6,600,181)[2]	–	–
Investor A	–	(5,894,323)[2]	–	–
Investor B	–	(4,038,547)[2]	–	–
Investor C	–	(4,747,110)[2]	–	–
Net realized gain:
Institutional	–	(6,605,013)[2]	–	–
Investor A	–	(15,831,909)[2]	–	–
Investor B	–	(545,981)[2]	–	–
Investor C	–	(5,160,871)[2]	–	–

Decrease in net assets resulting from dividends and distributions to shareholders	(999,648)	(50,457,299)	(124,250)	(6,994)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(180,425,292)	(231,662,545)	(89,608)	1,109,386

Net Assets

Total increase (decrease) in net assets	(145,433,175)	(199,454,755)	(3,274,526)	1,090,574
Beginning of period	901,614,222	1,101,068,977	11,491,124	10,400,550

End of period	$756,181,047	$901,614,222	$8,216,598	$11,491,124

Accumulated net investment loss	$(27,846,338)	$(23,587,945)	$(232,088)	$(73,659)

[1]	Consolidated Statements of Changes in Net Assets.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	31

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional								Service
	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,						Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,
			2012	2011	2010		2009	2008			2012		2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 13.51		$12.14	$13.76	$12.46		$16.20	$19.40	$ 13.20		$11.90		$13.49	$12.24	$16.01	$19.19
Net investment income (loss)[1]	0.02		0.05	0.01	0.02		0.02	0.24	(0.00)[2]		0.00	[3]	(0.05)	(0.03)	(0.03)	0.12
Net realized and unrealized gain (loss)	0.38		1.32	(1.51)[4]	1.38	[4]	(2.14)[4]	(2.90)[4]	0.36		1.30		(1.47)[4]	1.35 [4]	(2.12)[4]	(2.83)[4]
Net increase (decrease) from investment operations	0.40		1.37	(1.50)	1.40		(2.12)	(2.66)	0.36		1.30		(1.52)	1.32	(2.15)	(2.71)
Dividends and distributions from:
Net investment income	(0.00)[2]		–	(0.12)[5]	(0.10)[5]		–	(0.23)[5]	–		–		(0.07)[5]	(0.07)[5]	–	(0.16)[5]
Net realized gain	–		–	–	–		(1.62)[5]	(0.31)[5]	–		–		–	–	(1.62)[5]	(0.31)[5]
Total dividends and distributions	–		–	(0.12)	(0.10)		(1.62)	(0.54)	–		–		(0.07)	(0.07)	(1.62)	(0.47)
Net asset value, end of period	$ 13.91		$13.51	$12.14	$13.76		$12.46	$16.20	$ 13.56		$13.20		$11.90	$13.49	$12.24	$16.01

Total Investment Return[6]

Based on net asset value	2.99%	[7]	11.29%	(11.10)% [8]	11.32%	[8]	(7.53)% [8]	(14.25)% [8]	2.73%	[7]	10.93%		(11.36)% [8]	10.79% [8]	(7.85)% [8]	(14.59)% [8]

Ratios to Average Net Assets

Total expenses	0.98%	[9]	0.95%	0.93%	0.94%		0.98%	0.89%	1.34%	[9]	1.29%		1.27%	1.34%	1.54%	1.25%
Total expenses excluding recoupment of past waived fees	0.98%	[9]	0.95%	0.91%	0.93%		0.97%	0.89%	1.34%	[9]	1.29%		1.24%	1.27%	1.47%	1.25%
Total expenses after fees waived, reimbursed and paid indirectly	0.96%	[9]	0.94%	0.93%	0.93%		0.93%	0.89%	1.34%	[9]	1.29%		1.26%	1.34%	1.35%	1.25%

Net investment income (loss)	0.36%	[9]	0.34%	0.03%	0.16%		0.17%	1.14%	(0.05)%	[9]	0.00%		(0.30)%	(0.25)%	(0.26)%	0.56%

Supplemental Data
Net assets, end of period (000)	$113,128		$272,779	$400,269	$420,071		$328,434	$510,804	$ 2,877		$3,828		$4,816	$4,231	$3,426	$4,836
Portfolio turnover	6%		19%	22%	38%		22%	38%	6%		19%		22%	38%	22%	38%
[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Amount is less than $0.005 per share.
[4]	Includes redemption fees, which are less than $0.005 per share.
[5]	Dividends and distributions are determined in accordance with federal income tax regulations.
[6]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[7]	Aggregate total investment return.
[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[9]	Annualized.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A							Investor B
	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,					Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,
			2012	2011	2010	2009	2008			2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 13.19		$11.90	$13.50	$12.24	$16.01	$19.18	$ 12.59		$11.45	$13.03	$11.84		$15.68	$18.82
Net investment income (loss)[1]	(0.01)		(0.01)	(0.06)	(0.03)	(0.02)	0.17	(0.05)		(0.11)	(0.18)	(0.13)		(0.09)	0.01
Net realized and unrealized gain (loss)	0.37		1.30	(1.47)[2]	1.35 [2]	(2.13)[2]	(2.87)[2]	0.35		1.25	(1.40)[2]	1.32	[2]	(2.13)[2]	(2.81)[2]
Net increase (decrease) from investment operations	0.36		1.29	(1.53)	1.32	(2.15)	(2.70)	0.30		1.14	(1.58)	1.19		(2.22)	(2.80)
Dividends and distributions from:
Net investment income	–		–	(0.07)[3]	(0.06)[3]	–	(0.16)[3]	–		–	–	–		–	(0.03)[3]
Net realized gain	–		–	–	–	(1.62)[3]	(0.31)[3]	–		–	–	–		(1.62)[3]	(0.31)[3]
Total dividends and distributions	–		–	(0.07)	(0.06)	(1.62)	(0.47)	–		–	–	–		(1.62)	(0.34)
Net asset value, end of period	$ 13.55		$13.19	$11.90	$13.50	$12.24	$16.01	$ 12.89		$12.59	$11.45	$13.03		$11.84	$15.68

Total Investment Return[4]

Based on net asset value	2.73%	[5]	10.84%	(11.46)% [6]	10.84% [6]	(7.85)% [6]	(14.55)% [6]	2.38%	[5]	9.96%	(12.13)% [6]	10.05%	[6]	(8.56)% [6]	(15.23)% [6]

Ratios to Average Net Assets

Total expenses	1.39%	[7]	1.35%	1.35%	1.34%	1.48%	1.27%	2.27%	[7]	2.20%	2.11%	2.17%		2.35%	2.09%
Total expenses excluding recoupment of past waived fees	1.38%	[7]	1.35%	1.28%	1.32%	1.45%	1.27%	2.26%	[7]	2.19%	2.09%	2.16%		2.33%	2.09%
Total expenses after fees waived, reimbursed and paid indirectly	1.38%	[7]	1.34%	1.34%	1.34%	1.34%	1.26%	2.10%	[7]	2.10%	2.10%	2.10%		2.06%	2.04%

Net investment income (loss)	(0.09)%	[7]	(0.09)%	(0.38)%	(0.25)%	(0.25)%	0.81%	(0.81)%	[7]	(0.83)%	(1.15)%	(1.03)%		(0.95)%	0.06%

Supplemental Data
Net assets, end of period (000)	$109,279		$137,765	$187,017	$207,523	$178,364	$267,422	$ 12,590		$15,162	$18,872	$27,113		$30,873	$42,399
Portfolio turnover	6%		19%	22%	38%	22%	38%	6%		19%	22%	38%		22%	38%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	33

Financial Highlights (concluded)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C
	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,
			2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.62		$11.47	$13.04	$11.85		$15.69	$18.84
Net investment income (loss)[1]	(0.05)		(0.10)	(0.17)	(0.13)		(0.09)	0.02
Net realized and unrealized gain (loss)	0.34		1.25	(1.40)[2]	1.32	[2]	(2.13)[2]	(2.82)[2]
Net increase (decrease) from investment operations	0.29		1.15	(1.57)	1.19		(2.22)	(2.80)
Dividends and distributions from:
Net investment income	–		–	–	–		–	(0.04)[3]
Net realized gain	–		–	–	–		(1.62)[3]	(0.31)[3]
Total dividends and distributions	–		–	–	–		(1.62)	(0.35)
Net asset value, end of period	$12.91		$12.62	$11.47	$13.04		$11.85	$15.69

Total Investment Return[4]

Based on net asset value	2.30%	[5]	10.03%	(12.04)% [6]	10.04%	[6]	(8.54)% [6]	(15.21)% [6]

Ratios to Average Net Assets

Total expenses	2.13%	[7]	2.08%	2.05%	2.08%		2.23%	2.02%

Total expenses excluding recoupment of past waived fees	2.12%	[7]	2.08%	2.03%	2.08%		2.21%	2.02%

Total expenses after fees waived, reimbursed and paid indirectly	2.10%	[7]	2.07%	2.04%	2.08%		2.05%	2.01%

Net investment income (loss)	(0.82)%	[7]	(0.79)%	(1.08)%	(1.00)%		(0.95)%	0.08%

Supplemental Data
Net assets, end of period (000)	$73,108		$85,649	$99,433	$116,401		$113,347	$153,512
Portfolio turnover	6%		19%	22%	38%		22%	38%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights	BlackRock China Fund

	Institutional					Investor A					Investor C
	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012	Period April 29, 2011[1] to September 30, 2011		Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012	Period April 29, 2011[1] to September 30, 2011		Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012	Period April 29, 2011[1] to September 30, 2011
Per Share Operating Performance
Net asset value, beginning of period	$ 7.79		$ 6.90	$ 10.00		$ 7.77		$ 6.89	$ 10.00		$ 7.72		$ 6.87	$ 10.00
Net investment income (loss)[2]	(0.06)		0.12	0.13		(0.08)		0.18	0.09		(0.11)		0.05	0.09
Net realized and unrealized gain (loss)	0.99		0.89	(3.23)		0.99		0.82	(3.20)		0.97		0.90	(3.22)
Net increase (decrease) from investment operations	0.93		1.01	(3.10)		0.91		1.00	(3.11)		0.86		0.95	(3.13)
Dividends from net investment income	(0.12)		(0.12)[3]	–		(0.11)		(0.12)[3]	–		(0.03)		(0.10)[3]	–
Net asset value, end of period	$ 8.60		$ 7.79	$ 6.90		$ 8.57		$ 7.77	$ 6.89		$ 8.55		$ 7.72	$ 6.87

Total Investment Return
Based on net asset value	11.86%	[4]	14.82%	(31.00)%	[4]	11.65%	[4]	14.64%	(31.10)%	[4]	11.18%	[4]	13.95%	(31.30)%	[4]

Ratios to Average Net Assets
Total expenses	6.34%	[5]	13.05%	9.67%	[5,6]	6.28%	[5]	14.41%	12.18%	[5,6]	7.01%	[5]	14.94%	11.73%	[5,6]
Total expenses after fees waived and reimbursed	1.65%	[5]	1.65%	1.65%	[5]	1.90%	[5]	1.90%	1.90%	[5]	2.63%	[5]	2.65%	2.65%	[5]
Net investment income (loss)	(1.41)%	[5]	1.55%	3.39%	[5]	(1.70)%	[5]	2.24%	2.47%	[5]	(2.43)%	[5]	0.60%	2.30%	[5]

Supplemental Data
Net assets, end of period (000)	$ 2,652		$ 2,355	$ 2,049		$ 1,079		$ 360	$ 51		$ 142		$ 28	$ 19
Portfolio turnover	32%		40%	14%		32%		40%	14%		32%		40%	14%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 13.81%, 18.86% and 16.54%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	35

Financial Highlights	BlackRock Energy & Resources Portfolio

	Institutional								Investor A
	Six Months Ended March 31, 2013 (Unaudited)								Six Months Ended March 31, 2013 (Unaudited)

			Year Ended September 30,								Year Ended September 30,

			2012	2011	2010		2009	2008			2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$32.87		$31.70	$34.98	$32.61		$51.31	$63.42	$28.62		$27.73	$30.63	$28.67		$47.29	$59.02
Net investment income (loss)[1]	(0.07)		(0.16)	(0.08)	0.05		(0.07)	(0.13)	(0.11)		(0.24)	(0.20)	(0.12)		(0.13)	(0.32)
Net realized and unrealized gain (loss)	1.67		2.79	(2.68)	2.31		(9.60)	(2.78)	1.45		2.46	(2.34)	2.08		(9.46)	(2.29)
Net increase (decrease) from investment operations	1.60		2.63	(2.76)	2.36		(9.67)	(2.91)	1.34		2.22	(2.54)	1.96		(9.59)	(2.61)
Dividends and distributions from:
Net investment income	(0.03)		(0.25)[2]	(0.52)[2]	–		–	(2.01)[2]	(0.03)		(0.17)[2]	(0.36)[2]	–		–	(1.92)[2]
Tax return of capital	–		(0.47)[2]	–	–		–	–	–		(0.42)[2]	–	–		–	–
Net realized gain	–		(0.74)[2]	–	–		(9.04)[2]	(7.22)[2]	–		(0.74)[2]	–	–		(9.04)[2]	(7.22)[2]
Total dividends and distributions	(0.03)		(1.46)	(0.52)	–		(9.04)	(9.23)	(0.03)		(1.33)	(0.36)	–		(9.04)	(9.14)
Redemption fees added to paid-in capital	–		–	0.00 [3]	0.01		0.01	0.03	–		–	0.00 [3]	0.00	[3]	0.01	0.02
Net asset value, end of period	$34.44		$32.87	$31.70	$34.98		$32.61	$51.31	$29.93		$28.62	$27.73	$30.63		$28.67	$47.29

Total Investment Return[4]

Based on net asset value	4.88%	[5]	7.76%	(8.28)%	7.27%	[6,7]	(7.64)% [8,9]	(6.77)% [7]	4.70%	[5]	7.41%	(8.61)%	6.84%	[10,11]	(8.20)% [7,12]	(6.78)% [9]

Ratios to Average Net Assets

Total expenses	1.03%	[13]	0.99%	0.93%	0.97%		1.00%	0.92%	1.34%	[13]	1.34%	1.28%	1.35%		1.40%	1.25%
Total expenses excluding recoupment of past waived fees	1.03%	[13]	0.99%	0.93%	0.97%		0.98%	0.92%	1.34%	[13]	1.33%	1.26%	1.31%		1.38%	1.25%
Total expenses after fees waived,reimbursed and paid indirectly	1.03%	[13]	0.99%	0.92%	0.97%		0.99%	0.92%	1.34%	[13]	1.34%	1.27%	1.35%		1.31%	1.25%

Net investment income (loss)	(0.43)%	[13]	(0.44)%	(0.18)%	0.13%		(0.25)%	(0.18)%	(0.74)%	[13]	(0.77)%	(0.52)%	(0.39)%		(0.55)%	(0.49)%

Supplemental Data
Net assets, end of period (000)	$157,698		$222,034	$306,403	$274,009		$134,187	$82,147	$475,989		$539,085	$632,030	$644,786		$636,437	$689,646
Portfolio turnover	6%		15%	40%	16%		25%	32%	6%		15%	40%	16%		25%	32%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is less than $0.005 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.20%.
[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (7.66)%.
[9]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 6.77%.
[11]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[12]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.23)%.
[13]	Annualized.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor B									Investor C
	Six Months Ended March 31, 2013 (Unaudited)									Six Months Ended March 31, 2013 (Unaudited)

			Year Ended September 30,									Year Ended September 30,

			2012	2011	2010		2009		2008			2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 21.07		$20.65	$22.86	$21.56		$39.68		$50.87	$ 20.88		$20.55	$22.81	$21.51		$39.61	$50.84
Net investment loss[1]	(0.16)		(0.36)	(0.38)	(0.27)		(0.22)		(0.67)	(0.16)		(0.34)	(0.37)	(0.24)		(0.22)	(0.66)
Net realized and unrealized gain (loss)	1.06		1.87	(1.73)	1.57		(8.87)		(1.81)	1.06		1.84	(1.69)	1.54		(8.85)	(1.79)
Net increase (decrease) from investment operations	0.90		1.51	(2.11)	1.30		(9.09)		(2.48)	0.90		1.50	(2.06)	1.30		(9.07)	(2.45)
Dividends and distributions from:
Net investment income	(0.03)		(0.06)[2]	(0.10)[2]	–		–		(1.51)[2]	(0.03)		(0.09)[2]	(0.20)[2]	–		–	(1.58)[2]
Tax return of capital	–		(0.29)[2]	–	–		–		–	–		(0.34)[2]	–	–		–	–
Net realized gain	–		(0.74)[2]	–	–		(9.04)[2]		(7.22)[2]	–		(0.74)[2]	–	–		(9.04)[2]	(7.22)[2]
Total dividends and distributions	(0.03)		(1.09)	(0.10)	–		(9.04)		(8.73)	(0.03)		(1.17)	(0.20)	–		(9.04)	(8.80)
Redemption fees added to paid-in capital	–		–	0.00 [3]	0.00	[3]	0.01		0.02	–		–	0.00 [3]	0.00	[3]	0.01	0.02
Net asset value, end of period	$ 21.94		$21.07	$20.65	$22.86		$21.56		$39.68	$ 21.75		$20.88	$20.55	$22.81		$21.51	$39.61

Total Investment Return[4]
Based on net asset value	4.30%	[5]	6.63%	(9.33)%	6.03%	[6,7]	(8.74)%	8,[9]	(7.63)% [10]	4.34%[5]		6.57%	(9.25)%	6.04%	[7,11]	(8.68)% [9,12]	(7.57)% [10]

Ratios to Average Net Assets
Total expenses	2.32%	[13]	2.16%	2.07%	2.10%		2.25%		2.01%	2.11%	[13]	2.07%	2.04%	2.06%		2.16%	1.96%
Total expenses excluding recoupment of past waived fees	2.31%	[13]	2.16%	2.03%	2.10%		2.23%		2.01%	2.10%	[13]	2.07%	1.99%	2.05%		2.16%	1.96%
Total expenses after fees waived, reimbursed and paid indirectly	2.10%	[13]	2.10%	2.07%	2.09%		2.05%		2.00%	2.10%	[13]	2.07%	2.03%	2.05%		2.05%	1.96%
Net investment loss	(1.50)%	[13]	(1.56)%	(1.31)%	(1.17)%		(1.28)%		(1.24)%	(1.50)%	[13]	(1.50)%	(1.29)%	(1.07)%		(1.29)%	(1.21)%

Supplemental Data
Net assets, end of period (000)	$ 5,579		$7,687	$16,450	$25,633		$34,218		$57,174	$116,916		$132,808	$146,186	$142,490		$129,556	$151,409
Portfolio turnover	6%		15%	40%	16%		25%		32%	6%		15%	40%	16%		25%	32%
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is less than $0.005 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.94%.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.77)%.
[9]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.
[10]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.95%.
[12]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.71)%.
[13]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	37

Financial Highlights	BlackRock World Gold Fund

	Institutional					Investor A					Investor C
	Six Months Ended March 31, 2013 (Unaudited)[1]	Year Ended September 30,		Period May 26, 2010[2] to September 30,		Six Months Ended March 31, 2013 (Unaudited)[1]	Year Ended September 30,		Period May 26, 2010[2] to September 30,		Six Months Ended March 31, 2013 (Unaudited)[1]	Year Ended September 30,		Period May 26, 2010[2] to September 30, 2010
		2012[1]	2011[1]	2010			2012[1]	2011[1]	2010			2012[1]	2011[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 10.99	$ 11.13	$ 12.07	$ 10.00		$ 10.95	$ 11.10	$ 12.05	$ 10.00		$ 10.77	$ 11.00	$ 12.02	$ 10.00
Net investment income (loss)[3]	(0.01)	(0.00)[4]	(0.02)	(0.01)		(0.03)	(0.03)	(0.04)	0.00	[5]	(0.07)	(0.11)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	(2.97)	(0.12)	(0.63)[6]	2.08	[6]	(2.95)	(0.12)	(0.62)[6]	2.05	[6]	(2.90)	(0.12)	(0.62)[6]	2.06	[6]
Net increase (decrease) from investment operations	(2.98)	(0.12)	(0.65)	2.07		(2.98)	(0.15)	(0.66)	2.05		(2.97)	(0.23)	(0.75)	2.02
Dividends and distributions from:
Net investment income	(0.15)	(0.02)[7]	(0.13)[7]	–		(0.13)	–	(0.13)[7]	–		(0.09)	–	(0.11)[7]	–
Tax return of capital	–	–	(0.04)[7]	–		–	–	(0.04)[7]	–		–	–	(0.04)[7]	–
Net realized gain	–	–	(0.12)[7]	–		–	–	(0.12)[7]	–		–	–	(0.12)[7]	–
Total dividends and distributions	(0.15)	(0.02)	(0.29)	–		(0.13)	–	(0.29)	–		(0.09)	–	(0.27)	–
Net asset value, end of period	$ 7.86	$ 10.99	$ 11.13	$ 12.07		$ 7.84	$ 10.95	$ 11.10	$ 12.05		$ 7.71	$ 10.77	$ 11.00	$ 12.02

Total Investment Return[8]
Based on net asset value	(27.33)% [9]	(1.11)%	(5.69)% [10]	20.70%	[9,10]	(27.40)% [9]	(1.35)%	(5.83)% [10]	20.50%	[9,10]	(27.72)% [9]	(2.09)%	(6.57)% [10]	20.20%	[9,10]

Ratios to Average Net Assets
Total expenses	2.26% [11]	2.35%	4.05%	5.79%	[11,12]	2.78% [11]	2.86%	4.45%	7.16%	[11,12]	3.44% [11]	3.56%	5.14%	7.37%	[11,12]
Total expenses after fees waived and reimbursed	1.24% [11]	1.24%	1.24%	1.24%	[11]	1.49% [11]	1.49%	1.49%	1.49%	[11]	2.27% [11]	2.27%	2.27%	2.27%	[11]
Net investment income (loss)	(0.30)% [11]	(0.03)%	(0.15)%	(0.39)%	[11]	(0.58)% [11]	(0.27)%	(0.36)%	0.07%	[11]	(1.31)% [11]	(1.05)%	(1.05)%	(1.15)%	[11]

Supplemental Data
Net assets, end of period (000)	$ 2,769	$ 4,073	$ 4,432	$ 3,974		$ 2,915	$ 4,361	$ 3,242	$ 572		$ 2,532	$ 3,057	$ 2,726	$ 132
Portfolio turnover	17%	23%	29%	1%		17%	23%	29%	1%		17%	23%	29%	1%
[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Amount is greater than $(0.005) per share.
[5]	Amount is less than $0.005 per share.
[6]	Includes redemption fees, which are less than $0.005 per share.
[7]	Dividends and distributions are determined in accordance with federal income tax regulations.
[8]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[9]	Aggregate total investment return.
[10]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[11]	Annualized.
[12]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 6.17%, 8.00% and 7.94%, respectively.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massa-chusetts business trust. BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources”), BlackRock China Fund (“China Fund”), BlackRock Energy & Resources Portfolio (“Energy & Resources”) and BlackRock World Gold Fund (“World Gold”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements of World Gold include the accounts of BlackRock Cayman World Gold Fund 1, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of World Gold and primarily invests in commodity-related instruments. The Subsidiary enables World Gold to hold these commodity-related instruments and satisfy Regulated Investment Company (“RIC”) tax requirements. World Gold may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to World Gold.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of

BLACKROCK FUNDS	MARCH 31, 2013	39

Notes to Financial Statements (continued)

using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes: China Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer China Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow China Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, China Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by China Fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. China Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by China Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and foreign currency exchange contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend

40	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (continued)

date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Funds has a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended March 31, 2013, any securities on loan were collateralized by cash.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on All-Cap Energy & Resources’ and Energy & Resources’ US federal tax returns remains open for each of the four years ended Sep-tember 30, 2012. The statute of limitations on World Gold’s US federal tax returns remain open for the period ended September 30, 2010, and the years ended September 30, 2011 and September 30, 2012. The statute of limitations on China Fund’s US federal tax returns remain open for the period ended September 30, 2011 and the year ended September 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

During the six months ended March 31, 2013, China Fund invested in certain Chinese securities “A-shares” available only to local Chinese investors and Qualified Foreign Institutional Investors (“QFIIs”) through P-Notes. China Fund gained access to the A-share market through various unaffiliated QFIIs. Based upon its current interpretation of tax rules in China, China Fund records an estimated deferred tax liability for realized and unrealized gains on certain P-Notes sold during, or held at the end of, the reporting period.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

BLACKROCK FUNDS	MARCH 31, 2013	41

Notes to Financial Statements (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: China Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between China Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, China Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by China Fund as unrealized appreciation or depreciation. When the contract is closed, China Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2013
Asset Derivatives
	Statements of Assets and Liabilities Location	All-Cap Energy & Resources	Energy & Resources
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$2,375	$7,344

42	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (continued)

	Liability Derivatives
	Statements of Assets and Liabilities Location	China Fund	Energy & Resources	World Gold
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$3	$212	$8
Equity contracts	Net unrealized appreciation/ depreciation[1]	2,352	–	–
Total		$2,355	$212	$8

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2013
Net Realized Gain (Loss) From
	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Foreign currency exchange contracts:
Foreign currency transactions	$11,471	$(191)	$(54,987)	$2,987
Equity contracts:
Financial futures contracts	–	(1,205)	–	–
Total	$11,471	$(1,396)	$(54,987)	$2,987

Net Change in Unrealized Appreciation/Depreciation on
	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Foreign currency exchange contracts:
Foreign currency translations	$1,934	$(3)	$844	$(8)
Equity contracts:
Financial futures contracts	–	(2,352)	–	–
Total	$1,934	$(2,355)	$844	$(8)

For the six months ended March 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Financial futures contracts:
Average number of contracts purchased	–	3	–	–
Average notional value of contracts purchased	–	$1,182	–	–
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1	1	1	2
Average number of contracts - US dollars sold	1	–	1	1
Average US dollar amounts purchased	$111,574	$9,280	$370,473	$70,219
Average US dollar amounts sold	$309,978	–	$764,328	$12,446

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund, except China Fund, pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.675%
Greater than $3 Billion	0.650%

China Fund pays the Manager a monthly fee based on a percentage of its average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion - $3 Billion	0.94%
$3 Billion - $5 Billion	0.90%
$5 Billion - $10 Billion	0.87%
Greater than $10 Billion	0.85%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended March 31, 2013, the amounts waived were as follows:

All-Cap Energy & Resources	$1,537
China Fund	$70
Energy & Resources	$1,633
World Gold	$77

For World Gold, the Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, World Gold pays the Manager based on World Gold’s net assets which include the assets of the Subsidiary.

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for all Funds except for the China Fund and with BlackRock (Hong Kong) Limited (“BHK”) to serve as sub-advisor for the China Fund. The Manager pays BIL and BHK, respectively, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by such Funds to the Manager.

BLACKROCK FUNDS	MARCH 31, 2013	43

Notes to Financial Statements (continued)

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	N/A
Investor A	0.25%	N/A
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Service	$ 4,060	–	–	–
Investor A	156,133	$772	$628,356	$4,147
Investor B	68,310	–	32,259	–
Investor C	387,307	320	621,024	14,878
Total	$615,810	$1,092	$1,281,639	$19,025

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2013, the Funds paid the following to affiliates in return for these services, which are included in transfer agent – class specific in the Statements of Operations:

	All-Cap Energy & Resources	Energy & Resources
Institutional	$118	$3,525
Investor A	–	71
Investor C	24	–
Total	$142	$3,596

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$ 1,652	$26	$ 1,128	$ 34
Service	153	–	–	–
Investor A	6,274	44	15,939	536
Investor B	1,362	–	776	–
Investor C	2,204	19	3,971	290
Total	$11,645	$89	$21,814	$860

For the six months ended March 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$ 63,302	$196	$132,867	$ 742
Service	2,813	–	–	–
Investor A	133,655	404	486,823	5,350
Investor B	23,714	–	13,896	–
Investor C	79,682	167	128,674	3,291
Total	$303,166	$767	$762,260	$9,383

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration – class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee – Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund

44	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (continued)

or a share class which is included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operations:

Administration Fees
All-Cap Energy & Resources	$114,022
China	$10
Energy & Resources	$283,194
World Gold	$2

For the six months ended March 31, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$22,941	$370	$23,881	$422
Service	406	–	–	–
Investor A	15,613	77	62,365	414
Investor B	1,712	–	815	–
Investor C	9,694	8	15,541	372

Total	$50,366	$455	$102,602	$1,208

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
BlackRock	0.92%[1]	N/A	N/A	N/A
Institutional	0.96%	1.65%	1.07%	1.24%
Service	1.38%	N/A	1.38%[1]	N/A
Investor A	1.38%	1.90%	1.38%	1.49%
Investor B	2.10%	N/A	2.10%	N/A
Investor C	2.10%	2.65%	2.10%	2.27%
Class R	1.83%[1]	N/A	1.94%[1]	N/A

[1]	There were no shares outstanding as of March 31, 2013.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.

These amounts waived or reimbursed are included in fees waived by Manager and expenses reimbursed by Manager, and shown as administration fees waived, administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by Manager, respectively, in the

Statements of Operations. For the six months ended March 31, 2013, the Manager waived $18,367 and $36,160 of investment advisory fees for China Fund and World Gold, respectively, which are included in fees waived by Manager. The Manager reimbursed expenses of $64,385 and $6,714 for China Fund and World Gold, respectively, which are shown as expenses reimbursed by Manager. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$14,414	$360	–	$ 420
Service	12	–		–
Investor A	6,551	77	–	414
Investor B	1,599	–	$ 757	–
Investor C	7,487	8	3,038	372

Total	$30,063	$445	$3,795	$1,206

Transfer Agent Fees Waived
	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$1,025	$25	–	$ 34
Investor A	993	44	–	536
Investor B	1,362	–	$776	–
Investor C	1,116	18	–	290

Total	$4,496	$87	$776	$860

Transfer Agent Fees Reimbursed
	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Institutional	$ 4,796	$135	–	$ 671
Investor A	106	336	–	4,787
Investor B	8,288	–	$5,683	–
Investor C	1,621	138	–	2,496

Total	$14,811	$609	$5,683	$7,954

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK FUNDS	MARCH 31, 2013	45

Notes to Financial Statements (continued)

For the six months ended March 31, 2013, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	All-Cap Energy & Resources	Energy & Resources
Institutional	$255	$3,266
Service	25	–
Investor A	8,441	15,204
Investor B	317	362
Investor C	2,707	3,176
Total	$11,745	$22,008

On March 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,

	2013	2014	2015

All-Cap Energy & Resources
Institutional	–	$14,384	$20,235
Service	–	–	$12
Investor A	–	$8,325	$7,650
Investor B	$1,244	$17,006	$11,249
Investor C	–	–	$10,224
China Fund
Fund Level	$138,786	$291,902	$84,135
Institutional	$296	$741	$520
Investor A	$76	$592	$457
Investor C	$46	$235	$164
Energy & Resources
Investor B	–	$8,328	$7,216
Investor C	–	$2,680	$3,038
World Gold
Fund Level	$241,112	$105,132	$46,019
Institutional	$3,977	$3,834	$1,125
Investor A	$5,626	$11,562	$5,737
Investor C	$2,560	$7,401	$3,158

For the six months ended March 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$4,208
China Fund	$870
Energy & Resources	$10,776
World Gold	$1,075

For the six months ended March 31, 2013, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C

All-Cap Energy & Resources	$ 36	$5,270	$2,381
China Fund	–	–	$40
Energy & Resources	$5,485	$7,168	$6,741
World Gold	–	–	$105

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Funds is shown as securities lending – affiliated – net in the Statements of Operations. For the six months ended March 31, 2013, BIM received $109,320 in securities lending agent fees related to securities lending activities forAll-Cap Energy & Resouces.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

4. Investments:

Purchases and sales of investments excluding short-term securities for the six months ended March 31, 2013, were as follows:

	Purchases	Sales

All-Cap Energy & Resources	$24,629,123	$244,537,352
China Fund	$2,129,601	$1,101,344
Energy & Resources	$50,176,512	$255,575,408
World Gold	$1,594,684	$1,653,277

5. Income Tax Information:

As of September 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	All-Cap Energy & Resources	China Fund	World Gold

2018	$101,763,569	–	–
No expiration date[1]	2,783,988	$29,499	$14,009

Total	$104,547,557	$29,499	$14,009

[1]Must	be utilized prior to losses subject to expiration.

46	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (continued)

As of March 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	All-Cap Energy & Resources	China Fund	Energy & Resources	World Gold
Tax cost	$281,990,144	$4,141,591	$ 642,700,123	$10,696,887
Gross unrealized appreciation	$ 87,061,580	$ 257,266	$ 228,906,175	$ 378,552
Gross unrealized depreciation	(27,020,146)	(503,011)	(121,124,436)	(2,804,370)
Net unrealized appreciation (depreciation)	$ 60,041,434	$ (245,745)	$ 107,781,739	$ (2,425,818)

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $ 500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2012. The Funds did not borrow under the credit agreement during the six months ended March 31, 2013.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of March 31, 2013, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting the energy sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2013, China Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting the financial sector would have a greater impact on China Fund and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2013, World Gold invested a significant portion of its assets in securities in the materials sector. Changes in economic conditions affecting the materials sector would have a greater impact on World Gold and could affect the value, income and/or liquidity of positions in such securities.

China Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When China Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

BLACKROCK FUNDS	MARCH 31, 2013	47

Notes to Financial Statements (continued)

As of March 31, 2013, the Funds listed below had the following geographic allocations:

Geographic Allocations	All-Cap Energy & Resources	Energy & Resources
United States	79%	71%
Canada	9	17
Bermuda	3	5
United Kingdom	3	4
Netherlands	2	–
Norway	2	–
France	1	–
China	1	–
Australia	–	1
Monaco	–	1
Switzerland	–	1

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	404,743	$5,456,610	6,021,802	$83,251,404
Shares issued in reinvestment of dividends	3,624	48,053	–	–
Shares redeemed	(12,458,147)	(167,720,953)	(18,802,388)	(242,281,654)
Net decrease	(12,049,780)	$(162,216,290)	(12,780,586)	$(159,030,250)

Service
Shares sold	3,910	$52,129	107,092	$1,381,337
Shares redeemed	(81,687)	(1,075,130)	(221,743)	(2,873,058)
Net decrease	(77,777)	$(1,023,001)	(114,651)	$(1,491,721)

Investor A
Shares sold and automatic conversion of shares	366,362	$4,845,392	1,973,148	$26,338,644
Shares redeemed	(2,744,760)	(36,257,575)	(7,240,590)	(95,126,674)
Net decrease	(2,378,398)	$(31,412,183)	(5,267,442)	$(68,788,030)

Investor B
Shares sold	545	$7,030	11,986	$162,367
Shares redeemed and automatic conversion of shares	(227,580)	(2,847,255)	(456,318)	(5,851,269)
Net decrease	(227,035)	$(2,840,225)	(444,332)	$(5,688,902)

48	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
All-Cap Energy & Resources (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	150,969	$1,882,004	489,037	$6,267,104
Shares redeemed	(1,276,819)	(15,929,195)	(2,371,287)	(29,603,590)

Net decrease	(1,125,850)	$(14,047,191)	(1,882,250)	$(23,336,486)
Total Net Decrease	(15,858,840)	$(211,538,890)	(20,489,261)	$(258,335,389)

China Fund
Institutional
Shares sold	130,743	$1,214,766	7,111	$56,492
Shares issued in reinvestment of dividends	83	736	59	425
Shares redeemed	(124,517)	(1,132,045)	(2,135)	(16,076)

Net increase	6,309	$83,457	5,035	$40,841

Investor A
Shares sold	96,946	$892,095	49,821	$396,058
Shares issued in reinvestment of dividends	392	3,443	89	642
Shares redeemed	(17,690)	(156,350)	(10,947)	(87,891)

Net increase	79,648	$739,188	38,963	$308,809

Investor C
Shares sold	13,822	$129,052	2,158	$16,980
Shares issued in reinvestment of dividends	7	58	23	163
Shares redeemed	(828)	(7,338)	(1,274)	(10,199)

Net increase	13,001	$121,772	907	$6,944
Total Net Increase	98,958	$944,417	44,905	$356,594

Energy & Resources
Institutional
Shares sold	471,149	$15,675,633	3,727,042	$130,938,030
Shares issued in reinvestment of dividends and distributions	4,497	146,688	310,297	11,564,803
Shares redeemed	(2,651,039)	(88,331,968)	(6,948,143)	(230,519,659)

Net decrease	(2,175,393)	$(72,509,647)	(2,910,804)	$(88,016,826)

Investor A
Shares sold and automatic conversion of shares	1,197,561	$34,855,376	4,955,288	$153,944,975
Shares issued in reinvestment of dividends and distributions	20,430	579,797	850,674	27,672,619
Shares redeemed	(4,152,137)	(120,273,231)	(9,761,088)	(299,587,019)

Net decrease	(2,934,146)	$(84,838,058)	(3,955,126)	$(117,969,425)

Investor B
Shares sold	2,172	$44,853	7,431	$174,873
Shares issued in reinvestment of dividends and distributions	502	10,444	32,306	778,304
Shares redeemed and automatic conversion of shares	(113,284)	(2,400,320)	(471,455)	(10,887,816)

Net decrease	(110,610)	$(2,345,023)	(431,718)	$(9,934,639)

BLACKROCK FUNDS	MARCH 31, 2013	49

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
Energy & Resources (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	271,588	$5,759,086	987,159	$22,563,689
Shares issued in reinvestment of dividends and distributions	9,346	193,162	325,305	7,768,854
Shares redeemed	(1,264,788)	(26,684,812)	(2,068,360)	(46,074,198)

Net decrease	(983,854)	$(20,732,564)	(755,896)	$(15,741,655)
Total Net Decrease	(6,204,003)	$(180,425,292)	(8,053,544)	$(231,662,545)

World Gold
Institutional
Shares sold	18,365	$ 165,422	71,385	$ 766,827
Shares issued in reinvestment of dividends and distributions	780	7,337	159	1,794
Shares redeemed	(37,315)	(357,725)	(99,325)	(1,028,979)

Net decrease	(18,170)	$(184,966)	(27,781)	$ (260,358)

Investor A
Shares sold	209,733	$ 1,828,222	289,517	$ 3,002,707
Shares issued in reinvestment of dividends and distributions	4,366	40,957	–	–
Shares redeemed	(240,406)	(2,241,910)	(183,509)	(1,968,590)

Net increase (decrease)	(26,307)	$ (372,731)	106,008	$ 1,034,117

Investor C
Shares sold	101,186	$ 962,916	141,587	$ 1,492,993
Shares issued in reinvestment of dividends and distributions	3,162	29,244	–	–
Shares redeemed	(59,955)	(524,071)	(105,463)	(1,157,366)

Net increase	44,393	$ 468,089	36,124	$335,627
Total Net Increase (Decrease)	(84)	$ (89,608)	114,351	$ 1,109,386

At March 31, 2013, shares owned by affiliates for China Fund and World Gold were as follows:

Shares	China Fund	World Gold
Institutional	296,000	296,000
Investor A	2,000	2,000
Investor C	2,000	2,000

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 25, 2013, the credit agreement was terminated and a new agreement was entered into. The Funds became a party to a 364-day, $800 million credit agreement, which expires in April 2014. Excluding commitments designated for a certain individual fund, the Funds can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

50	BLACKROCK FUNDS	MARCH 31, 2013

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock International Limited1

Edinburgh, Scotland EH3 8JB

BlackRock (Hong Kong) Limited2

Hong Kong, China

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For All-Cap Energy & Resources, Energy & Resources and World Gold Fund.
[2]	For China Fund.

BLACKROCK FUNDS	MARCH 31, 2013	51

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’
Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to

securities held in the Funds’ portfolios during the most

recent 12-month period ended June 30 is available upon

request and without charge (1) at http://www.blackrock.com

or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	BLACKROCK FUNDS	MARCH 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	MARCH 31, 2013	53

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Long/Short Equity Fund	BlackRock Mid-Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Capital Appreciation Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock China Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Real Estate Securities Fund
BlackRock Commodity Strategies Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Disciplined Small Cap Core Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock World Gold Fund
Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock International Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock U.S. Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Short Obligations Fund	BlackRock Ultra-Short Obligations Fund
BlackRock GNMA Portfolio	BlackRock Short-Term Treasury Fund	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio
Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios	LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015 2040	Retirement 2040
BlackRock Global Allocation Fund	2020 2045	2020 2045
BlackRock Managed Volatility Portfolio	2025 2050	2025 2050
BlackRock Multi-Asset Income Portfolio	2030 2055	2030 2055
BlackRock Multi-Asset Real Return Fund	2035	2035
BlackRock Strategic Risk Allocation Fund
BlackRock Prepared Portfolios	LifePath Portfolios Retirement 2040
Conservative Prepared Portfolio	2020 2045
Moderate Prepared Portfolio	2025 2050
Growth Prepared Portfolio	2030 2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

54	BLACKROCK FUNDS	MARCH 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

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Eq-Allcap-3/13-SAR

BLACKROCK®

MARCH 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock

BlackRock Funds℠

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS	MARCH 31, 2013

Dear Shareholder

Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, concerns about Europe’s debt crisis dominated the markets as political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced it would purchase unlimited amounts of short term sovereign bonds to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the nation’s deficit. Worries that bipartisan gridlock would preclude a timely budget deal triggered high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although the postponement of decisions relating to spending cuts and the debt ceiling left some lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally in risk assets. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction as yields).

However, bond markets regained strength in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its monetary easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term changes in the central bank’s policy stance. Improving labor market data and rising home prices pushed US stocks higher at the end of the period, with major indices reaching new all-time highs. Outside the United States, equity prices weakened in the final two months of the period due to a resurgence of macro risk out of Europe. Italy’s February presidential election ended in a stalemate, further propagating the ongoing theme of political instability in the eurozone. In March, a severe banking crisis in Cyprus underscored the fragility of the broader European banking system.

For the 6- and 12-month periods ended March 31, 2013, US and international stocks and high yield bonds posted strong gains, while emerging market equities lagged as the pace of global growth failed to impress investors. US Treasury yields were highly volatile over the past 12 months. While remaining relatively low from a historical standpoint, yields began inching higher in the later part of the period, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Markets have always been unpredictable, but that does not mean investors can delay taking action. At BlackRock, we believe it’s time for a different approach to investing. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. People everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	10.19%	13.96%
US small cap equities (Russell 2000® Index)	14.48	16.30
International equities (MSCI Europe, Australasia, Far East Index)	12.04	11.25
Emerging market equities (MSCI Emerging Markets Index)	3.87	1.96
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(0.55)	6.19
US investment grade bonds (Barclays US Aggregate Bond Index)	0.09	3.77
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.26	5.82
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.28	13.08

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2013	BlackRock Flexible Equity Fund

Investment Objective

BlackRock Flexible Equity Fund’s (the “Fund”) investment objective is to seek to achieve long-term total return.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended March 31, 2013, the Fund underperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

—

The Fund’s holdings within the materials sector hurt results relative to the benchmark index. Exposure to gold and gold miners was the leading detractor as gold prices declined 10% in a rising equity market. In this environment, gold producers posted significant losses, including the Fund’s holding in Osisko Mining Corp. Also in the materials sector, the Fund’s position in CF Industries Holdings, Inc. had a negative impact on performance as the stock posted a double-digit decline for the period. While CF Industries remains one of the most cost-advantaged global producers of fertilizers due to low natural gas prices in the United States, concerns about global growth coupled with strong supplies of low-priced fertilizer from Chinese producers pressured the stock during the period.

—

Contributing positively to performance was the Fund’s exposure to oil refinery stocks as this segment benefited from the dynamics of US versus global oil prices during the period. In particular, Phillips 66, PBF Energy, Inc. and HollyFrontier Corp. were among the strongest-performing stocks in the Fund. In the information technology (“IT”) sector, the Fund’s purchase of Yahoo!, Inc. had a positive impact on returns as the stock price rose nearly 40% since the time of purchase, driven largely by investors’ increasing comfort with the company’s restructuring efforts. Also within IT, the Fund’s well-timed trades of Apple, Inc., which led to a significant underweight in the stock, was a key driver of relative return comparisons. Lastly, the Fund’s emphasis on high-quality franchises was beneficial in the rising equity market. Holdings such as Bayerische Motoren Werke AG, Comcast Corp. and Visa, Inc. contributed positively to relative performance during the period.

Describe recent portfolio activity.

—

During the six-month period, the Fund initiated a sizeable position in insurer American International Group, Inc. which was trading at attractive valuations and poised to benefit from the company’s internal restructuring. Within IT, the Fund invested in Yahoo!, Inc. and SAIC, Inc. given a positive outlook for each of these companies as they restructure under new corporate leadership. These additions were funded primarily through a reduction in the Fund’s exposure to gold and gold producers, as well as sales of companies which had reached their price targets such as Bed Bath & Beyond, Inc. and International Business Machines Corp. In addition, the Fund sold its stake in Apple, Inc. given concerns about the sustainability of the company’s market share and its overall growth rate. While the Fund took a loss on this position, it did so well before the stock posted much larger declines during the period.

Describe portfolio positioning at period end.

—

The Fund’s holdings continued to emphasize Fund management’s highest-conviction investment ideas and compelling risk-return dynamics. Relative to the S&P 500® Index, the Fund ended the period with sector overweights in energy, IT and financials, and underweights in consumer staples and utilities. The Fund established this pro-growth sector positioning through stocks where downside risks appeared limited. The Fund also used exposure to cash and gold as a means of managing risk in the portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Japan Airlines Co. Ltd.	8%
Google, Inc., Class A	7
Berkshire Hathaway, Inc., Class B	6
American International Group, Inc.	5
Vodafone Group Plc - ADR	5
PBF Energy, Inc.	5
Phillips 66	5
Visa, Inc., Class A	5
HollyFrontier Corp.	5
Yahoo!, Inc.	4

Sector Allocation	Percent of Long-Term Investments
Information Technology	23%
Energy	20
Financials	18
Consumer Discretionary	13
Industrials	7
Health Care	7
Telecommunication Services	5
Investment Companies	5
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2013

BlackRock Flexible Equity Fund

Total Return Based on a $10,000 Investment

[1]  Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]  The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity-like securities and instruments with similar economic characteristics. The Fund primarily invests in securities issued by North American companies.

[3]  This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.26%	7.54%	N/A	4.60%	N/A	11.23%	N/A
Service	6.04	7.17	N/A	4.29	N/A	10.91	N/A
Investor A	6.02	7.08	1.42%	4.28	3.17%	10.90	10.31%
Investor B	5.65	6.33	1.83	3.48	3.13	10.26	10.26
Investor C	5.59	6.27	5.27	3.47	3.47	10.07	10.07
Class R	5.81	6.76	N/A	4.14	N/A	10.92	N/A

S&P 500® Index	10.19	13.96	N/A	5.81	N/A	8.53	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,062.60	$4.99	$1,000.00	$1,020.09	$4.89	0.97%
Service	$1,000.00	$1,060.40	$6.63	$1,000.00	$1,018.50	$6.49	1.29%
Investor A	$1,000.00	$1,060.20	$6.63	$1,000.00	$1,018.50	$6.49	1.29%
Investor B	$1,000.00	$1,056.50	$10.56	$1,000.00	$1,014.66	$10.35	2.06%
Investor C	$1,000.00	$1,055.90	$10.56	$1,000.00	$1,014.66	$10.35	2.06%
Class R	$1,000.00	$1,058.10	$8.47	$1,000.00	$1,016.70	$8.30	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2013	5

Fund Summary as of March 31, 2013	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended March 31, 2013, the Fund underperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

—	Relative to the benchmark index, negative performance in the consumer discretionary and health care sectors overshadowed positive results in information technology (“IT”) and energy.

—

The Fund’s positioning in consumer discretionary was the largest detractor from performance, due primarily to an underweight in the internet & catalog retail industry, which surged during the period. Not owning benchmark index constituent Netflix, Inc. had the most significant negative impact as shares more than tripled in value during the period. A position in online travel retailer Expedia, Inc. also hurt relative returns; however, the Fund continues to hold the stock as Fund management believes Expedia, Inc.’s valuation significantly underestimates the company’s near-term growth potential. In the health care sector, underperformance came mostly from stock selection within the pharmaceuticals industry. A position in ViroPharma, Inc., which is not represented in the benchmark index, had a negative impact on returns as shares fell on concerns about the potential long-term competitive threats for the company’s leading drug offering. Other detractors in the industry included Jazz Pharmaceuticals Plc and Endo Health Solutions, Inc. Also hindering returns was selection within the health care technology segment, where a non-benchmark position in Allscripts Healthcare Solutions, Inc. hurt results due to poorly received changes in the company’s restructuring plans.

—

Conversely, stock selection had a positive impact on performance in the IT sector, with notable strength in the software industry. The Fund’s position in non-benchmark constituent TiVo, Inc. proved most advantageous. The Fund has since eliminated TiVo, Inc.

as the stock reached Fund management’s price target. At the same time, the Fund’s lack of exposure to Red Hat, Inc. and underweight in TIBCO Software, Inc. proved beneficial as both benchmark constituents performed poorly. In the energy sector, strong performance came from the Fund’s position in Cabot Oil & Gas Corp., which surged during the period on rising natural gas prices and better-than-expected production growth. Plains Exploration & Production Co. was another notable contributor as shares posted a substantial gain after the company announced it would be acquired by mining giant Freeport-McMoRan Copper & Gold, Inc. at an attractive premium.

Describe recent portfolio activity.

—

During the six-month period, the Fund significantly increased exposure to the consumer discretionary and industrials sectors. Notable additions in media (Sirius XM Radio, Inc., Starz — Liberty Capital and Madison Square Garden, Inc.), specialty retail (CarMax, Inc., Under Armour, Inc. and VF Corp.) and internet & catalog retail (Expedia, Inc.) helped move the Fund to an overweight in consumer discretionary by period end. Additions to industrials included Colfax Corp., Clean Harbors, Inc. and Roper Industries, Inc. The Fund substantially reduced its allocations to the health care sector, as well as IT and materials.

Describe portfolio positioning at period end.

—

As of period end, the Fund’s largest overweight relative to the Russell Midcap Growth® Index was consumer discretionary, followed by IT and energy. The most notable underweight was in consumer staples. The consumer discretionary overweight reflects Fund management’s favorable view on media stocks, which are currently trading at lower valuations relative to traditional consumer staples companies, but offer attractive growth and pricing power, and are led by management teams committed to returning cash to shareholders.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Liberty Global, Inc., Class A	3%
Sirius XM Radio, Inc.	3
SBA Communications Corp., Class A	2
Splunk, Inc.	2
Oceaneering International, Inc.	2
Linkedin Corp., Class A	2
CarMax, Inc.	2
Gartner, Inc.	2
DSW, Inc., Class A	2
Mead Johnson Nutrition Co.	2

Sector Allocation	Percent of Long-Term Investments
Consumer Discretionary	28%
Information Technology	18
Industrials	15
Health Care	11
Financials	8
Energy	7
Materials	5
Consumer Staples	5
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2013

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]  Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]  The Fund normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization companies, which Fund management believes have above-average earnings growth potential.

[3]  An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.64%	6.91%	N/A	4.65%	N/A	9.24%	N/A
Service	11.36	6.36	N/A	4.26	N/A	8.86	N/A
Investor A	11.47	6.56	0.95%	4.26	3.15%	8.77	8.19%
Investor B	11.07	5.85	1.35	3.47	3.11	8.12	8.12
Investor C	11.07	5.76	4.76	3.47	3.47	7.96	7.96
Class R	11.36	6.36	N/A	4.12	N/A	8.69	N/A

Russell Midcap® Growth Index	13.39	12.76	N/A	7.98	N/A	11.53	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,116.40	$5.86	$1,000.00	$1,019.40	$5.59	1.11%
Service	$1,000.00	$1,113.60	$8.33	$1,000.00	$1,017.05	$7.95	1.58%
Investor A	$1,000.00	$1,114.70	$7.33	$1,000.00	$1,018.00	$6.99	1.39%
Investor B	$1,000.00	$1,110.70	$11.37	$1,000.00	$1,014.16	$10.85	2.16%
Investor C	$1,000.00	$1,110.70	$11.37	$1,000.00	$1,014.16	$10.85	2.16%
Class R	$1,000.00	$1,113.60	$8.69	$1,000.00	$1,016.70	$8.30	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2013	7

Fund Summary as of March 31, 2013	BlackRock Small Cap Growth Equity Portfolio

Investment Objective

BlackRock Small Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

On February 21, 2013, the Board of Trustees of BlackRock FundsSM approved a change to the Fund’s investment objective from “to seek long-term capital appreciation” to “to seek long-term capital growth.” In addition, the Fund will invest at least 80% of its assets in equity securities of small cap companies and at least 80% of its net assets in securities or instruments of issuers located in the United States. These changes will be effective on May 1, 2013.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended March 31, 2013, the Fund underperformed its benchmark, the Russell 2000 Growth® Index.

What factors influenced performance?

—

Relative to the benchmark index, stock selection within health care was the most significant detractor from the Fund’s performance, while an overweight to the sector also had a negative impact. A position in Allscripts Healthcare Solutions, Inc. hurt returns as its share price sunk after the company announced it was no longer pursuing strategic alternatives for its business. In the pharmaceuticals industry, the Fund held ViroPharma, Inc., which moved lower on concerns about potential long-term competitive threats for the company’s leading drug offering. A holding in Gentium SpA also declined after the company announced it was unlikely to receive approval for its flagship drug offering in Europe. Also detracting from relative performance for the period was stock selection in the consumer staples sector, where Annie’s, Inc. shares dipped after the company released a disappointing report on top-line growth.

—	Contributing positively to performance during the period was stock selection within the information technology (“IT”) and energy sectors. Within

IT, the Fund’s positions in NIC, Inc. and CoStar Group, Inc. were stand-out performers as both stocks jumped higher on strong financial results. A holding in TiVo, Inc. also posted a double-digit return as the company continued to grow its international subscriber base while leveraging its intellectual property. In the energy sector, shares of natural gas terminal provider Cheniere Energy, Inc. moved up significantly given an increasingly positive outlook for the company’s potential in liquefied natural gas exports.

Describe recent portfolio activity.

—	The Fund reduced its overall weighting in the consumer discretionary and health care sectors, while increasing exposure to IT where Fund management found attractive risk/reward opportunities.

Describe portfolio positioning at period end.

—

At period end, the Fund’s largest sector overweight relative to the Russell 2000 Growth® Index was IT, while its most significant underweight was financials. In general, sector allocations are a function of the Fund’s bottom-up stock selection process, and therefore a result of where Fund management identifies opportunities in individual companies within the small cap growth universe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
ExlService Holdings, Inc.	4%
Elan Corp. Plc - ADR	4
TiVo, Inc.	3
Cubist Pharmaceuticals, Inc.	3
Gentium SpA - ADR	2
QLIK Technologies, Inc.	2
CoStar Group, Inc.	2
NIC, Inc.	2
PROS Holdings, Inc.	2
Cheniere Energy, Inc.	2

Percent of
Sector Allocation	Long-Term Investments
Information Technology	30%
Health Care	24
Industrials	16
Consumer Discretionary	11
Energy	8
Materials	4
Consumer Staples	2
Telecommunication Services	2
Financials	2
Industrial	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	MARCH 31, 2013

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]  Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]  The Fund normally invests at least 80% of its net assets in equity securities issued by US small capitalization companies (market capitalizations between approximately $53 million and $3.771 billion as of June 30, 2012), which Fund management believes offer superior prospects for growth.

[3]  An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-value ratios and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.46%	9.61%	N/A	7.00%	N/A	12.73%	N/A
Service	11.25	9.24	N/A	6.70	N/A	12.43	N/A
Investor A	11.23	9.20	3.48%	6.57	5.43%	12.32	11.71%
Investor B	10.77	8.19	3.91	5.65	5.33	11.56	11.56
Investor C	10.76	8.27	7.33	5.64	5.64	11.37	11.37

Russell 2000® Growth Index	13.72	14.52	N/A	9.04	N/A	11.61	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,114.60	$4.27	$1,000.00	$1,020.89	$4.08	0.81%
Service	$1,000.00	$1,112.50	$5.90	$1,000.00	$1,019.35	$5.64	1.12%
Investor A	$1,000.00	$1,112.30	$6.06	$1,000.00	$1,019.20	$5.79	1.15%
Investor B	$1,000.00	$1,107.70	$10.72	$1,000.00	$1,014.76	$10.25	2.04%
Investor C	$1,000.00	$1,107.60	$10.40	$1,000.00	$1,015.06	$9.95	1.98%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2013	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, Class R performance results of BlackRock Mid-Cap Growth Equity Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 30, 2010, Class R performance results of BlackRock Flexible Equity Fund are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for BlackRock Flexible Equity Fund for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with BlackRock Flexible Equity Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2012 and held through March 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS	MARCH 31, 2013

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	11

Consolidated Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Flexible Equity Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Airlines — 7.3%
Japan Airlines Co. Ltd.	1,159,300	$53,792,111

Automobiles — 3.5%
Bayerische Motoren Werke AG	234,900	20,327,008
General Motors Co. (a)	106,900	2,973,958
Renault SA	33,900	2,126,723

		25,427,689

Capital Markets — 0.9%
Freedom Pay, Inc. (a)	43,051	—
The Goldman Sachs Group, Inc.	28,400	4,179,060
Morgan Stanley	107,100	2,354,058

		6,533,118

Chemicals — 1.8%
CF Industries Holdings, Inc.	68,800	13,097,456

Communications Equipment — 2.6%
QUALCOMM, Inc.	286,900	19,207,955

Computers & Peripherals — 0.8%
Fusion-io, Inc. (a)	377,300	6,176,401

Diversified Financial Services — 2.1%
Citigroup, Inc.	51,500	2,278,360
JPMorgan Chase & Co.	277,200	13,155,912

		15,434,272

Health Care Equipment & Supplies — 1.1%
Baxter International, Inc.	113,600	8,251,904

Health Care Providers & Services — 1.5%
UnitedHealth Group, Inc.	196,600	11,247,486

Insurance — 10.8%
American International Group, Inc. (a)	996,900	38,699,658
Berkshire Hathaway, Inc., Class B (a)	389,500	40,585,900

		79,285,558

Internet Software & Services — 10.5%
Google, Inc., Class A (a)	58,900	46,768,367
Yahoo!, Inc. (a)	1,309,200	30,805,476

		77,573,843

IT Services — 7.9%
SAIC, Inc.	1,664,800	22,558,040
Visa, Inc., Class A	210,700	35,785,288

		58,343,328

Media — 8.8%
Comcast Corp., Class A (b)	690,600	29,012,106
DIRECTV (a)	285,600	16,167,816
Liberty Global, Inc., Class A (a)	261,800	19,216,120

		64,396,042

Oil, Gas & Consumable Fuels — 19.2%
EQT Corp.	141,770	9,604,918
HollyFrontier Corp. (b)	632,400	32,536,980
PBF Energy, Inc.	1,000,000	37,170,000
Phillips 66 (b)	512,500	35,859,625

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Suncor Energy, Inc.	862,991	$25,898,360

		141,069,883

Pharmaceuticals — 3.8%
Merck & Co., Inc.	384,000	16,984,320
Pfizer, Inc.	380,500	10,981,230

		27,965,550

Real Estate Investment Trusts (REITs) — 3.9%
Annaly Capital Management, Inc.	1,807,700	28,724,353

Wireless Telecommunication Services — 5.1%
Vodafone Group Plc - ADR	1,313,700	37,322,217

Total Common Stocks — 91.6%		673,849,166

Investment Companies

iShares Gold Trust (a)(c)	1,325,500	20,571,760
Sprott Physical Gold Trust (a)	1,089,500	14,740,935

Total Investment Companies — 4.8%		35,312,695

Participation Notes (a)

Airlines — 1.2%
Morgan Stanley Capital Services, Inc. (Japan Airlines Co. Ltd.), due 9/30/13	198,100	9,223,493

Total Long-Term Investments (Cost — $621,264,016) — 97.6%		718,385,354

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	23,394,268	23,394,268

Total Short-Term Securities (Cost — $23,394,268) — 3.2%		23,394,268

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	JPY	Japanese Yen
EUR	Euro	USD	US Dollar

See Notes to Financial Statements.

12	BLACKROCK FUNDS	MARCH 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund (Percentages shown are based on Net Assets)

Options Purchased	Value

(Cost — $ 371,880) — 0.0%	$ 108,300

Total Investments Before Options Written
(Cost — $ 645,030,164) — 100.8%	741,887,922

Options Written	Value

(Premiums Received — $ 119,348) — (0.0)%	$ (129,970)

Total Investments Net of Options Written —100.8%	741,757,952
Liabilities in Excess of Other Assets — (0.8)%	(6,069,634)

Net Assets — 100.0%	$735,688,318

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at March 31, 2013	Value at March 31, 2013	Income	Realized Loss

BlackRock Liquidity Funds, TempFund, Institutional Class	24,089,179	(694,911)	23,394,268	$23,394,268	$9,340	—
iShares Gold Trust	1,589,200	(263,700)	1,325,500	$20,571,760	—	$(36,155)

(d)	Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts as of March 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation

(124)	E-Mini Russell 2000® Futures	Intercontinental Exchange	June 2013	USD	11,766,360	$(101,208)
(290)	E-Mini S&P 500® Futures	Chicago Mercantile	June 2013	USD	22,659,150	(268,113)

Total						$(369,321)

•	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	313,075,000	USD	3,394,974	Royal Bank of Scotland Plc	4/17/13	$ (68,733)
USD	782,118	EUR	604,000	Bank of New York Mellon Corp.	4/17/13	7,779
USD	1,472,781	EUR	1,137,000	Citigroup Inc.	4/17/13	15,126
USD	19,146,860	EUR	14,626,866	Deutsche Bank AG	4/17/13	394,949
USD	30,078,312	JPY	2,811,116,000	BNP Paribas SA	4/17/13	211,829
USD	4,330,879	JPY	400,000,000	Deutsche Bank AG	4/17/13	81,110
USD	3,626,126	JPY	345,845,000	JPMorgan Chase & Co.	4/17/13	(48,278)
USD	10,762,156	JPY	1,006,310,000	Royal Bank of Scotland Plc	4/17/13	70,694
USD	8,317,719	JPY	775,233,000	Royal Bank of Scotland Plc	4/17/13	81,316
USD	12,822,327	JPY	1,113,744,800	Royal Bank of Scotland Plc	4/17/13	989,432

Total						$1,735,224

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	13

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund

—	Exchange-traded options purchased as of March 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value

Goodyear Tire & Rubber Co.	Put	USD	13.00	4/20/13	1,805	$108,300

—	Exchange-traded options written as of March 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value

Comcast Corp., Class A	Call	USD	39.00	4/20/13	81	$(24,260)
Comcast Corp., Class A	Call	USD	43.00	5/18/13	1,705	(105,710)

Total						$(129,970)

—

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, vola- tilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	—	$53,792,111	—	$53,792,111
Automobiles	$2,973,958	22,453,731	—	25,427,689
Capital Markets	6,533,118	—	—	6,533,118
Chemicals	13,097,456	—	—	13,097,456
Communications Equipment	19,207,955	—	—	19,207,955
Computers & Peripherals	6,176,401	—	—	6,176,401
Diversified Financial Services	15,434,272	—	—	15,434,272
Health Care Equipment & Supplies	8,251,904	—	—	8,251,904
Health Care Providers & Services	11,247,486	—	—	11,247,486
Insurance	79,285,558	—	—	79,285,558
Internet Software & Services	77,573,843	—	—	77,573,843
IT Services	58,343,328	—	—	58,343,328
Media	64,396,042	—	—	64,396,042
Oil, Gas & Consumable Fuels	141,069,883	—	—	141,069,883
Pharmaceuticals	27,965,550	—	—	27,965,550
Real Estate Investment Trusts (REITs)	28,724,353	—	—	28,724,353
Wireless Telecommunication Services	37,322,217	—	—	37,322,217

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2013

Consolidated Schedule of Investments (concluded)	BlackRock Flexible Equity Fund

	Level 1	Level 2	Level 3	Total

Investment Companies	$35,312,695	—	—	$35,312,695
Participation Notes:
Airlines	—	9,223,493	—	9,223,493
Short-Term Securities	23,394,268	—	—	23,394,268
Options Purchased:
Equity Contracts	108,300	—	—	108,300

Total	$656,418,587	$85,469,335	—	$741,887,922

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$1,852,235	—	$1,852,235
Liabilities:
Equity contracts	$(499,291)	—	—	(499,291)
Foreign currency exchange contracts	—	(117,011)	—	(117,011)

Total	$(499,291)	$1,735,224	—	$1,235,933

[1]

Derivative financial instruments are financial futures contracts, foreign currency exchange contracts and options written. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash pledged as collateral for financial futures contracts	$1,813,000	—	—	$1,813,000
Foreign currency at value	3,915	—	—	3,915
Liabilities:
Bank overdraft	—	$ (635,227)	—	(635,227)

Total	$1,816,915	$ (635,227)	—	$1,181,688

There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	15

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 1.7%
TransDigm Group, Inc.	32,300	$4,939,316

Biotechnology — 2.4%
Medivation, Inc. (a)	55,600	2,600,412
United Therapeutics Corp. (a)	72,028	4,384,344

		6,984,756

Capital Markets — 2.0%
Affiliated Managers Group, Inc. (a)(b)	19,600	3,009,972
T. Rowe Price Group, Inc.	39,857	2,984,094

		5,994,066

Chemicals — 3.6%
CF Industries Holdings, Inc.	9,300	1,770,441
Ecolab, Inc.	33,600	2,694,048
PPG Industries, Inc.	25,300	3,388,682
Westlake Chemical Corp.	31,800	2,973,300

		10,826,471

Commercial Banks — 1.6%
First Republic Bank	76,543	2,956,091
SVB Financial Group (a)(b)	26,100	1,851,534

		4,807,625

Commercial Services & Supplies — 1.3%
Clean Harbors, Inc. (a)(b)	68,000	3,950,120

Construction & Engineering — 1.4%
Quanta Services, Inc. (a)	147,500	4,215,550

Construction Materials — 1.4%
Eagle Materials, Inc.	63,545	4,234,003

Diversified Financial Services — 2.7%
IntercontinentalExchange, Inc. (a)	26,100	4,256,127
Moody’s Corp.	69,387	3,699,715

		7,955,842

Electrical Equipment — 4.9%
Acuity Brands, Inc.	31,000	2,149,850
AMETEK, Inc.	122,575	5,314,852
Roper Industries, Inc.	29,300	3,730,183
Sensata Technologies Holding NV (a)	101,909	3,349,749

		14,544,634

Energy Equipment & Services — 3.8%
FMC Technologies, Inc. (a)	86,520	4,705,823
Oceaneering International, Inc.	100,906	6,701,167

		11,406,990

Food & Staples Retailing — 1.5%
Whole Foods Market, Inc.	50,517	4,382,350

Food Products — 1.8%
Mead Johnson Nutrition Co.	70,886	5,490,121

Health Care Equipment & Supplies — 2.4%
ArthroCare Corp. (a)	81,573	2,835,477
Intuitive Surgical, Inc. (a)	8,955	4,398,606

		7,234,083

Health Care Providers & Services — 1.6%
Catamaran Corp. (a)	87,000	4,613,610

Health Care Technology — 0.8%
Athenahealth, Inc. (a)(b)	22,978	2,229,785

Common Stocks	Shares	Value

Hotels, Restaurants & Leisure — 2.8%
Bally Technologies, Inc. (a)(b)	88,828	$4,616,391
Bloomin’ Brands, Inc. (a)	213,581	3,816,692

		8,433,083

Household Products — 1.2%
Church & Dwight Co., Inc.	56,600	3,658,058

Internet & Catalog Retail — 1.8%
Expedia, Inc.	89,789	5,388,238

Internet Software & Services — 7.3%
CoStar Group, Inc. (a)(b)	28,572	3,127,491
Linkedin Corp., Class A (a)	37,056	6,524,079
MercadoLibre, Inc. (b)	50,647	4,890,474
Yandex NV (a)	208,800	4,827,456
Yelp, Inc. (a)(b)	95,400	2,261,934

		21,631,434

IT Services — 5.6%
Alliance Data Systems Corp. (a)	23,346	3,779,484
Gartner, Inc. (a)(b)	110,742	6,025,472
MAXIMUS, Inc.	54,973	4,396,191
Teradata Corp. (a)	41,288	2,415,761

		16,616,908

Machinery — 3.2%
CNH Global NV	43,700	1,805,684
Colfax Corp. (a)	92,044	4,283,728
Pentair Ltd.	67,500	3,560,625

		9,650,037

Media — 12.1%
AMC Networks, Inc., Class A (a)	49,600	3,133,728
DISH Network Corp., Class A	78,273	2,966,547
Liberty Global, Inc., Class A (a)	127,100	9,329,140
Madison Square Garden, Inc., Class A (a)	73,800	4,250,880
Sirius XM Radio, Inc.	2,757,895	8,494,317
Starz - Liberty Capital (a)	221,665	4,909,880
Viacom, Inc., Class B	47,400	2,918,418

		36,002,910

Oil, Gas & Consumable Fuels — 3.6%
Cabot Oil & Gas Corp.	69,000	4,665,090
Plains Exploration & Production Co. (a)	59,700	2,833,959
Range Resources Corp.	39,700	3,217,288

		10,716,337

Pharmaceuticals — 4.3%
Auxilium Pharmaceuticals, Inc. (a)	209,934	3,627,659
Jazz Pharmaceuticals Plc (a)	74,582	4,169,880
Questcor Pharmaceuticals, Inc.	65,300	2,124,862
Zoetis, Inc. (a)	84,600	2,825,640

		12,748,041

Professional Services — 1.6%
IHS, Inc., Class A (a)	15,500	1,623,160
Verisk Analytics, Inc., Class A (a)	49,877	3,073,919

		4,697,079

Real Estate Investment Trusts (REITs) — 0.8%
Strategic Hotels & Resorts, Inc. (a)(b)	299,300	2,499,155

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Real Estate Management & Development — 0.9%
Realogy Holdings Corp. (a)	52,800	$2,578,752

Software — 5.4%
Citrix Systems, Inc. (a)	40,200	2,900,832
QLIK Technologies, Inc. (a)(b)	129,000	3,332,070
Splunk, Inc. (a)	170,386	6,820,552
TIBCO Software, Inc. (a)	149,937	3,031,726

		16,085,180

Specialty Retail — 5.5%
CarMax, Inc. (a)	147,189	6,137,781
DSW, Inc., Class A	87,300	5,569,740
Ross Stores, Inc.	74,819	4,535,528

		16,243,049

Textiles, Apparel & Luxury Goods — 5.4%
Michael Kors Holdings Ltd. (a)	67,900	3,856,041
PVH Corp.	30,400	3,247,024
Under Armour, Inc., Class A (a)	105,200	5,386,240
VF Corp.	21,800	3,656,950

		16,146,255

Trading Companies & Distributors — 1.2%
United Rentals, Inc. (a)	66,976	3,681,671

Wireless Telecommunication Services — 2.5%
SBA Communications Corp., Class A (a)	101,037	7,276,685

Total Common Stocks — 100.1%		297,862,194

Common Stocks	Shares	Value

Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70)	81,252	—

Total Long-Term Investments (Cost — $262,037,462) — 100.1%		297,862,194

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.23% (d)(e)(f)	$26,234	26,233,677

Total Short-Term Securities (Cost — $26,233,677) — 8.8%		26,233,677

Total Investments (Cost — $288,271,139) — 108.9%		324,095,871
Liabilities in Excess of Other Assets — (8.9)%		(26,414,728)

Net Assets — 100.0%		$297,681,143

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are sub- ject to adjustment under certain conditions until the expiration date of the warrants, if any.
(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Net Activity	Beneficial Interest Held at March 31, 2013	Value at March 31, 2013	Income	Realized Loss

BlackRock Liquidity Funds, TempFund, Institutional Class	1,508,065	(1,508,065)	—	—	$1,895	—
BlackRock Liquidity Series, LLC Money Market Series	$34,116,584	$(7,882,907)	$26,233,677	$26,233,677	$84,537	—
iShares Cohen & Steers Realty Majors Index Fund	21,100	(21,100)	—	—	—	$(33,071)

(e)	Represents the current yield as of report date.
(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	17

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

—

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$297,862,194	—	—	$297,862,194
Short-Term Securities	—	$26,233,677	—	26,233,677
Total	$297,862,194	$26,233,677	—	$324,095,871

[1]    See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$153,805	—	$153,805
Collateral on securities loaned at value	—	26,233,677	—	26,233,677
Total	—	$26,387,482	—	$26,387,482

There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Small Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 4.1%
Hexcel Corp. (a)(b)	491,500	$14,258,415
Orbital Sciences Corp. (a)(b)	1,396,785	23,312,342
TransDigm Group, Inc.	141,900	21,699,348

		59,270,105

Airlines — 1.2%
US Airways Group, Inc. (a)(b)	1,022,900	17,358,613

Auto Components — 1.8%
Dana Holding Corp.	999,552	17,822,012
Tenneco, Inc. (a)(b)	196,000	7,704,760

		25,526,772

Biotechnology — 12.8%
Achillion Pharmaceuticals, Inc. (a)(b)	1,416,114	12,376,836
BioSpecifics Technologies Corp. (a)(c)	763,967	13,025,637
Cubist Pharmaceuticals, Inc. (a)	801,720	37,536,530
Elan Corp. Plc - ADR (a)	4,312,475	50,887,205
Gentium SpA - ADR (a)(b)(c)	3,864,466	31,843,200
Keryx Biopharmaceuticals, Inc. (a)(b)	3,480,091	24,499,841
Novavax, Inc. (a)	2,063,800	4,705,464
Sunesis Pharmaceuticals, Inc. (a)	1,859,011	10,168,790

		185,043,503

Building Products — 1.0%
Trex Co., Inc. (a)(b)	293,494	14,434,035

Capital Markets — 1.3%
Walter Investment Management Corp. (a)	182,800	6,809,300
WisdomTree Investments, Inc. (a)	1,230,400	12,796,160

		19,605,460

Chemicals — 1.8%
Axiall Corp.	293,000	18,212,880
Chemtura Corp. (a)	339,900	7,345,239

		25,558,119

Communications Equipment — 2.8%
Ciena Corp. (a)(b)	1,336,400	21,395,764
Ixia (a)(b)	875,595	18,947,876

		40,343,640

Construction & Engineering — 1.5%
Granite Construction, Inc.	201,500	6,415,760
Quanta Services, Inc. (a)	549,800	15,713,284

		22,129,044

Consumer Finance — 0.3%
Portfolio Recovery Associates, Inc. (a)(b)	37,600	4,772,192

Diversified Consumer Services — 1.0%
Bright Horizons Family Solutions, Inc. (a)	424,200	14,333,718

Diversified Telecommunication Services — 2.3%
Cbeyond, Inc. (a)(b)(c)	3,225,865	23,968,177
InContact, Inc. (a)(b)	1,106,949	8,955,217

		32,923,394

Electrical Equipment — 0.8%
Thermon Group Holdings, Inc. (a)(b)	543,400	12,068,914

Energy Equipment & Services — 1.1%
Dresser-Rand Group, Inc. (a)(b)	255,600	15,760,296

Common Stocks	Shares	Value

Food & Staples Retailing — 0.5%
United Natural Foods, Inc. (a)	149,100	$7,335,720

Food Products — 1.8%
Annie’s, Inc. (a)	385,156	14,736,069
The Hain Celestial Group, Inc. (a)	194,900	11,904,492

		26,640,561

Health Care Equipment & Supplies — 4.6%
Accuray, Inc. (a)(b)	547,641	2,541,054
ArthroCare Corp. (a)	731,643	25,431,911
GenMark Diagnostics, Inc. (a)	668,726	8,639,940
Haemonetics Corp. (a)(b)	557,500	23,225,450
Volcano Corp. (a)	337,400	7,510,524

		67,348,879

Health Care Providers & Services — 2.0%
Air Methods Corp.	526,610	25,403,666
Amedisys, Inc. (a)(b)	302,266	3,361,198

		28,764,864

Hotels, Restaurants & Leisure — 1.0%
Bloomin’ Brands, Inc. (a)	327,454	5,851,603
Brinker International, Inc.	220,243	8,292,149

		14,143,752

Household Durables — 0.5%
MDC Holdings, Inc.	78,500	2,877,025
TRI Pointe Homes, Inc. (a)	210,000	4,231,500

		7,108,525

Internet Software & Services — 4.0%
CoStar Group, Inc. (a)(b)	264,333	28,933,890
Market Leader Inc. (a)	21,441	192,111
NIC, Inc.	1,474,527	28,251,937

		57,377,938

IT Services — 7.2%
EPAM Systems, Inc. (a)	363,677	8,448,217
ExlService Holdings, Inc. (a)(c)	1,673,891	55,037,536
Global Cash Access Holdings, Inc. (a)(b)	924,391	6,516,957
MAXIMUS, Inc.	189,393	15,145,758
WEX, Inc. (a)	113,500	8,909,750
WNS Holdings Ltd.—ADR (a)	688,001	10,141,135

		104,199,353

Leisure Equipment & Products — 0.5%
Brunswick Corp.	201,500	6,895,330

Machinery — 3.6%
EnPro Industries, Inc. (a)	84,500	4,323,865
Luxfer Holdings Plc - ADR	855,697	13,254,747
RBC Bearings, Inc. (a)	109,400	5,531,264
Trimas Corp. (a)	568,900	18,472,183
Wabash National Corp. (a)(b)	1,021,605	10,379,507

		51,961,566

Media — 1.6%
National CineMedia, Inc.	1,426,463	22,509,586

Metals & Mining — 1.1%
Globe Specialty Metals, Inc.	1,190,127	16,566,568

Oil, Gas & Consumable Fuels — 6.8%
Bonanza Creek Energy, Inc. (a)	417,500	16,144,725

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	19

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Cheniere Energy, Inc. (a)(b)	969,300	$27,140,400
Energy XXI Bermuda Ltd.	575,648	15,669,139
Gulfport Energy Corp. (a)	366,800	16,810,444
Kodiak Oil & Gas Corp. (a)(b)	786,400	7,148,376
Magnum Hunter Resources Corp. (a)(b)	1,918,331	7,692,507
Oasis Petroleum, Inc. (a)(b)	224,900	8,561,943

		99,167,534

Paper & Forest Products — 0.9%
KapStone Paper and Packaging Corp.	449,363	12,492,291

Pharmaceuticals — 4.1%
Jazz Pharmaceuticals Plc (a)	184,146	10,295,603
Optimer Pharmaceuticals, Inc. (a)	1,750,364	20,829,332
ViroPharma, Inc. (a)(b)	865,677	21,780,433
Warner Chilcott Plc, Class A	527,091	7,142,083

		60,047,451

Professional Services — 2.3%
On Assignment, Inc. (a)(b)	676,417	17,120,114
Wageworks, Inc. (a)	635,542	15,907,616

		33,027,730

Semiconductors & Semiconductor Equipment — 2.2%
Microsemi Corp. (a)(b)	890,350	20,629,409
Semtech Corp. (a)(b)	312,857	11,072,009

		31,701,418

Software — 13.6%
Fleetmatics Group Plc (a)	294,200	7,134,350
Fortinet, Inc. (a)	530,300	12,557,504
Gateway Industries, Inc. (a)	1,317,638	579,761
MicroStrategy, Inc., Class A (a)	162,900	16,465,932
PROS Holdings, Inc. (a)	1,011,689	27,487,590
QLIK Technologies, Inc. (a)(b)	1,124,241	29,039,145
Sourcefire, Inc. (a)(b)	296,400	17,555,772
TIBCO Software, Inc. (a)	566,900	11,462,718
TiVo, Inc. (a)	3,899,473	48,314,470
Tyler Technologies, Inc. (a)	248,825	15,243,020
Ultimate Software Group, Inc. (a)(b)	110,024	11,460,100

		197,300,362

Specialty Retail — 2.4%
Aeropostale, Inc. (a)(b)	552,400	7,512,640
Conn’s Inc. (a)	277,463	9,960,922
Lumber Liquidators Holdings, Inc. (a)	146,080	10,257,738
Pier 1 Imports, Inc.	331,400	7,622,200

		35,353,500

Common Stocks	Shares	Value

Textiles, Apparel & Luxury Goods — 1.7%
G-III Apparel Group Ltd. (a)(b)	448,043	$17,971,005
Tumi Holdings, Inc. (a)(b)	322,000	6,742,680

		24,713,685

Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc.	148,800	1,593,648

Trading Companies & Distributors — 1.8%
Beacon Roofing Supply, Inc. (a)(b)	301,700	11,663,722
United Rentals, Inc. (a)(b)	271,700	14,935,349

		26,599,071

Total Common Stocks — 98.1%		1,421,977,137

Warrants (d)

Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Issued/Exercisable 5/06/11, 1 Share for 1 Warrant, Expires 5/06/16, Strike Price USD 17.70)	1,000,249	—

Total Long-Term Investments
(Cost — $1,117,717,297) — 98.1%		1,421,977,137

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (e)(f)	44,511,020	44,511,020

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.23% (e)(f)(g)	$270,659	270,659,026

Total Short-Term Securities
(Cost — $315,170,046) — 21.7%		315,170,046

Options Purchased

(Cost — $3,553,098) — 0.1%		1,918,600

Total Investments (Cost — $1,436,440,441) — 119.9%		1,739,065,783
Liabilities in Excess of Other Assets — (19.9)%		(288,652,263)

Net Assets — 100.0%		$1,450,413,520

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Notes to Schedule of Investments
(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Shares Purchased	Shares Sold	Shares Held at March 31, 2013	Value at March 31, 2013	Realized Gain
BioSpecifics Technologies Corp.	763,967	—	—	763,967	$13,025,637	—
Caribou Coffee Co., Inc.[1]	1,864,201	2,900	1,867,101	—	—	$3,584,940
Cbeyond, Inc.	3,027,373	198,492	—	3,225,865	$23,968,177	—
Epocrates, Inc.[1]	2,728,045	396,934	3,124,979	—	—	$10,624,049
ExlService Holdings, Inc.	1,618,510	91,394	36,013	1,673,891	$55,037,536	$116,477
Gentium SpA - ADR	3,168,551	695,915	—	3,864,466	$31,843,200	—

1 No longer an affiliated company or held by the Fund as of report date.

(d)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(e)	Represents the current yield as of report date.
(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at March 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,896,648	33,614,372	44,511,020	$14,343
BlackRock Liquidity Series, LLC Money Market Series	$282,712,568	$(12,053,542)	$270,659,026	$407,944

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Exchange-traded options purchased as of March 31, 2013 were as follows:

Description	Put/ Call		Strike Price	Expiration Date	Contracts	Market Value
Russell 2000 Index	Put	USD	875.00	6/22/13	1,810	$1,918,600

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	21

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,421,977,137	—	—	$1,421,977,137
Short-Term Securities	44,511,020	$270,659,026	—	315,170,046
Options Purchased:
Equity Contracts	1,918,600	—	—	1,918,600
Total	$1,468,406,757	$270,659,026	—	$1,739,065,783

[1]    See above Schedule of Investments for values in each industry.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$1,746,637	—	$1,746,637
Collateral on securities loaned at value	—	270,659,026	—	270,659,026
Total	—	$272,405,663	—	$272,405,663

There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2013

Statements of Assets and Liabilities

March 31, 2013 (Unaudited)	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Assets
Investments at value — unaffiliated[2,3]	$697,921,894	$297,862,194	$1,300,021,187
Investments at value — affiliated[4]	43,966,028	26,233,677	439,044,596
Cash pledged as collateral for financial futures contracts	1,813,000	—	—
Foreign currency at value[5]	3,915	—	—
Investments sold receivable	19,837,399	13,233,144	6,358,643
Unrealized appreciation on foreign currency exchange contracts	1,852,235	—	—
Capital shares sold receivable	211,551	220,640	1,763,055
Dividends receivable — unaffiliated	3,209,511	63,022	98,510
Dividends receivable — affiliated	650	124	3,249
Receivable from Manager	69,496	14,580	—
Securities lending income receivable — affiliated	—	858	7,721
Prepaid expenses	62,541	48,200	56,198

Total assets	768,948,220	337,676,439	1,747,353,159

Liabilities
Bank overdraft	635,227	153,805	1,746,637
Options written at value[6]	129,970	—	—
Collateral on securities loaned at value	—	26,233,677	270,659,026
Margin variation payable	103,535	—	—
Investments purchased payable	15,714,259	12,853,869	11,543,773
Unrealized depreciation on foreign currency exchange contracts	117,011	—	—
Capital shares redeemed payable	15,147,567	131,919	11,354,419
Service and distribution fees payable	216,412	78,785	108,762
Investment advisory fees payable	512,898	203,654	656,135
Other affiliates payable	23,767	12,512	63,677
Officer’s and Trustees’ fees payable	10,424	3,267	11,564
Other accrued expenses payable	648,832	323,808	795,646
Total liabilities	33,259,902	39,995,296	296,939,639

Net Assets	$735,688,318	$297,681,143	$1,450,413,520

Net Assets Consist of
Paid-in capital	$720,618,130	$232,027,154	$1,120,743,422
Undistributed (accumulated) net investment income (loss)	1,138,504	810,776	(3,793,191)
Accumulated net realized gain (loss)	(84,285,458)	29,018,481	30,837,947
Net unrealized appreciation/depreciation	98,217,142	35,824,732	302,625,342

Net Assets	$735,688,318	$297,681,143	$1,450,413,520

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$600,825,562	$262,037,462	$1,017,761,147
[3] Securities loaned at value	—	$25,675,904	$266,021,646
[4] Investments at cost — affiliated	$44,204,602	$26,233,677	$418,679,294
[5] Foreign currency at cost	$3,955	—	—
[6] Premiums received	$119,348	—	—

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	23

Statements of Assets and Liabilities (concluded)

March 31, 2013 (Unaudited)	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Net Asset Value
Institutional
Net assets	$79,398,713	$17,646,671	$1,016,815,373

Shares outstanding[2]	6,034,867	1,163,693	38,301,462

Net asset value	$13.16	$15.16	$26.55

Service
Net assets	$403,463	$2,030,040	$31,184,797

Shares outstanding[2]	31,121	142,710	1,259,348

Net asset value	$12.96	$14.22	$24.76

Investor A
Net assets	$533,107,286	$246,630,377	$371,770,923

Shares outstanding[2]	41,768,642	17,868,816	15,605,278

Net asset value	$12.76	$13.80	$23.82

Investor B
Net assets	$14,494,337	$4,583,610	$1,332,506

Shares outstanding[2]	1,253,855	384,011	66,709

Net asset value	$11.56	$11.94	$19.97

Investor C
Net assets	$106,953,740	$19,679,256	$29,309,921

Shares outstanding[2]	9,300,069	1,647,867	1,474,721

Net asset value	$11.50	$11.94	$19.87

Class R
Net assets	$1,330,779	$7,111,189	—

Shares outstanding[2]	101,506	518,447	—

Net asset value	$13.11	$13.72	—

[1]	Consolidated Statement of Assets and Liabilities.
[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2013

Statements of Operations

Six Months Ended March 31, 2013 (Unaudited)	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Investment Income

Dividends — unaffiliated	$10,326,138	$3,239,932	$3,988,139
Foreign taxes withheld	(220,793)	(133,178)	—
Securities lending — affiliated	—	84,537	407,944
Dividends — affiliated	9,340	1,895	14,343

Total income	10,114,685	3,193,186	4,410,426

Expenses

Investment advisory	3,127,700	1,137,844	3,667,212
Service and distribution — class specific	1,304,959	430,599	610,544
Transfer agent — class specific	973,947	439,769	1,266,288
Administration	279,057	106,673	450,763
Administration — class specific	95,398	35,580	147,183
Professional	51,645	26,705	31,098
Registration	39,717	33,557	36,307
Custodian	35,956	12,660	43,634
Printing	27,068	17,277	34,307
Officer and Trustees	14,026	5,693	20,985
Miscellaneous	20,273	12,169	18,782
Recoupment of past waived fees — class specific	892	2,192	—

Total expenses	5,970,638	2,260,718	6,327,103
Less fees waived by Manager	(12,040)	(1,005)	(9,008)
Less administration fees waived — class specific	(95,262)	(34,848)	(220)
Less transfer agent fees waived — class specific	(35,945)	(37,691)	(429)
Less transfer agent fees reimbursed — class specific	(481,271)	(132,246)	—
Less fees paid indirectly	(198)	(222)	(23)

Total expenses after fees waived, reimbursed and paid indirectly	5,345,922	2,054,706	6,317,423

Net investment income (loss)	4,768,763	1,138,480	(1,906,997)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	2,771,163	35,062,445	37,730,666
Investments — affiliated	(36,155)	(33,071)	14,325,466
Options written	1,234,442	42,265	349,137
Financial futures contracts	(2,658,118)	—	—
Foreign currency transactions	269,106	—	—

	1,580,438	35,071,639	52,405,269

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	36,681,765	(5,300,994)	122,824,707
Investments — affiliated	(2,664,818)	14,888	(23,091,140)
Options written	(232,025)	57,385	477,733
Financial futures contracts	(885,277)	—	—
Foreign currency translations	2,338,580	—	—

	35,238,225	(5,228,721)	100,211,300

Total realized and unrealized gain	36,818,663	29,842,918	152,616,569

Net Increase in Net Assets Resulting from Operations	$41,587,426	$30,981,398	$150,709,572

1  Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	25

Statements of Changes in Net Assets

	BlackRock Flexible Equity Fund[1]		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Small Cap Growth Equity Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
Operations
Net investment income (loss)	$4,768,763	$5,181,014	$1,138,480	$(334,874)	$(1,906,997)	$613,862
Net realized gain	1,580,438	70,505,425	35,071,639	18,432,042	52,405,269	130,752,697
Net change in unrealized appreciation/depreciation	35,238,225	166,163,492	(5,228,721)	40,837,780	100,211,300	283,452,122
Net increase in net assets resulting from operations	41,587,426	241,849,931	30,981,398	58,934,948	150,709,572	414,818,681

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(1,253,277)	(1,662,860)[2]	—	—	(2,500,056)	—
Service	(4,137)	(8,174)[2]	—	—	—	—
Investor A	(4,742,133)	(3,726,374)[2]	—	—	—	—
Investor B	(10,767)	—	—	—	—	—
Investor C	(182,439)	—	—	—	—	—
Class R	(7,295)	(2,690)[2]	—	—	—	—
Net realized gain:
Institutional	—	—	—	—	(94,587,297)	(25,878,958)[2]
Service	—	—	—	—	(3,052,314)	(735,003)[2]
Investor A	—	—	—	—	(37,128,147)	(7,371,034)[2]
Investor B	—	—	—	—	(164,432)	(60,195)[2]
Investor C	—	—	—	—	(3,289,903)	(874,865)[2]
Decrease in net assets resulting from dividends and distributions to shareholders	(6,200,048)	(5,400,098)	—	—	(140,722,149)	(34,920,055)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(192,819,148)	(267,769,413)	(21,999,522)	(52,658,613)	49,197,052	(205,244,715)

Net Assets
Total increase (decrease) in net assets	(157,431,770)	(31,319,580)	8,981,876	6,276,335	59,184,475	174,653,911
Beginning of period	893,120,088	924,439,668	288,699,267	282,422,932	1,391,229,045	1,216,575,134
End of period	$735,688,318	$893,120,088	$297,681,143	$288,699,267	$1,450,413,520	$1,391,229,045
Undistributed (accumulated) net investment income (loss)	$1,138,504	$2,569,789	$810,776	$(327,704)	$(3,793,191)	$613,862

[1]	Consolidated Statement of Changes in Net Assets.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights	BlackRock Flexible Equity Fund

	Institutional							Service
	Six Months Ended March 31, 2013 (Unaudited)[1]							Six Months Ended March 31, 2013 (Unaudited)[1]

			Year Ended September 30,							Year Ended September 30,

			2012[1]	2011	2010	2009	2008			2012[1]	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.53		$9.81	$10.53	$9.34	$9.94	$14.35	$ 12.30		$9.63	$10.33	$9.17	$9.78	$14.14
Net investment income[2]	0.10		0.10	0.12	0.10	0.08	0.10	0.08		0.06	0.08	0.04	0.05	0.06
Net realized and unrealized gain (loss)	0.67		2.72	(0.74)	1.16	(0.61)	(2.77)	0.66		2.68	(0.73)	1.17	(0.60)	(2.72)
Net increase (decrease) from investment operations	0.77		2.82	(0.62)	1.26	(0.53)	(2.67)	0.74		2.74	(0.65)	1.21	(0.55)	(2.66)
Dividends and distributions from:
Net investment income	(0.14)		(0.10)[3]	(0.10)[3]	(0.07)[3]	(0.07)[3]	—	(0.08)[3]		(0.07)[3]	(0.05)[3]	(0.05)[3]	(0.06)[3]	—
Tax return of capital	—		—	—	—	—	(0.02)[3]	—		—	—	—	—	(0.02)[3]
Net realized gain	—		—	—	—	—	(1.72)[3]	—		—	—	—	—	(1.68)[3]
Total dividends and distributions	(0.14)		(0.10)	(0.10)	(0.07)	(0.07)	(1.74)	(0.08)		(0.07)	(0.05)	(0.05)	(0.06)	(1.70)
Net asset value, end of period	$13.16		$12.53	$9.81	$10.53	$9.34	$9.94	$ 12.96		$12.30	$9.63	$10.33	$9.17	$9.78

Total Investment Return[4]
Based on net asset value	6.26%	[5]	28.90%	(6.03)%[6]	13.56%	(5.09)%	(20.74)%	6.04%	[5]	28.58%	(6.38)% [6]	13.20%	(5.36)%	(20.95)%

Ratios to Average Net Assets
Total expenses	1.20%	[7,8]	1.13%	1.08%	1.13%	1.16%	1.10%	2.05%	[7,8]	1.95%	1.49%	1.31%	1.32%	1.25%
Total expenses excluding recoupment of past waived fees	1.20%	[7,8]	1.13%	1.08%	1.13%	1.16%	1.10%	2.05%	[7,8]	1.95%	1.49%	1.31%	1.32%	1.25%
Total expenses after fees waived,reimbursed and paid indirectly	0.97%	[7,8]	0.97%	0.97%	0.97%	0.95%	0.94%	1.29%	[7,8]	1.29%	1.29%	1.27%	1.26%	1.23%
Net investment income	1.61%	[7,8]	0.89%	0.98%	0.99%	1.00%	0.82%	1.35%	[7,8]	0.56%	0.65%	0.37%	0.69%	0.54%

Supplemental Data
Net assets, end of period (000)	$ 79,399		$142,963	$195,753	$204,286	$165,710	$141,900	$ 403		$674	$1,025	$737	$2,561	$2,431
Portfolio turnover	53%		156%	137%	123%	181%	117%	53%		156%	137%	123%	181%	117%
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.
[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	27

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor A							Investor B
	Six Months Ended March 31, 2013 (Unaudited)[1]							Six Months Ended March 31, 2013 (Unaudited)[1]
			Year Ended September 30,							Year Ended September 30,
			2012[1]	2011	2010	2009	2008			2012[1]	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 12.14		$9.50	$10.21	$9.06	$9.66	$14.00	$ 10.95		$8.58	$9.25	$8.23	$8.84	$12.92
Net investment income (loss)[2]	0.08		0.07	0.08	0.06	0.05	0.06	0.03		(0.02)	(0.01)	(0.02)	(0.00)[3]	(0.02)
Net realized and unrealized gain (loss)	0.64		2.63	(0.72)	1.13	(0.59)	(2.70)	0.59		2.39	(0.65)	1.04	(0.56)	(2.47)
Net increase (decrease) from investment operations	0.72		2.70	(0.64)	1.19	(0.54)	(2.64)	0.62		2.37	(0.66)	1.02	(0.56)	(2.49)
Dividends and distributions from:
Net investment income	(0.10)		(0.06)[4]	(0.07)[4]	(0.04)[4]	(0.06)[4]	—	(0.01)[4]		—	(0.01)[4]	—	(0.05)[4]	—
Tax return of capital	—		—	—	—	—	(0.02)[4]	—		—	—	—	—	(1.59)[4]
Net realized gain	—		—	—	—	—	(1.68)[4]	—		—	—	—	—	—
Total dividends and distributions	(0.10)		(0.06)	(0.07)	(0.04)	(0.06)	(1.70)	(0.01)		—	(0.01)	—	(0.05)	(1.59)
Net asset value, end of period	$ 12.76		$12.14	$9.50	$10.21	$9.06	$9.66	$ 11.56		$10.95	$8.58	$9.25	$8.23	$8.84

Total Investment Return[5]
Based on net asset value	6.02%	[6]	28.54%	(6.33)% [7]	13.21%	(5.32)%	(21.04)%	5.65%	[6]	27.62%	(7.17)% [7]	12.39%	(6.12)%	(21.53)%

Ratios to Average Net Assets
Total expenses	1.43%	[8,9]	1.40%	1.37%	1.40%	1.51%	1.43%	2.40%	[8,9]	2.31%	2.13%	2.22%	2.38%	2.24%
Total expenses excluding recoupment of past waived fees	1.43%	[8,9]	1.40%	1.37%	1.40%	1.51%	1.43%	2.39%	[8,9]	2.30%	2.12%	2.20%	2.38%	2.24%
Total expenses after fees waived, reimbursed and paid indirectly	1.29%[8,9]		1.29%	1.29%	1.29%	1.26%	1.25%	2.06%[8,9]		2.06%	2.06%	2.04%	2.02%	2.00%
Net investment income (loss)	1.30%[8,9]		0.60%	0.66%	0.61%	0.70%	0.53%	0.51%[8,9]		(0.19)%	(0.10)%	(0.24)%	(0.04)%	(0.21)%

Supplemental Data
Net assets, end of period (000)	$533,107		$615,464	$587,989	$726,666	$395,763	$470,265	$ 14,494		$17,465	$26,233	$42,239	$41,196	$67,656
Portfolio turnover	53%		156%	137%	123%	181%	117%	53%		156%	137%	123%	181%	117%
1	Consolidated Financial Highlights.
2	Based on average shares outstanding.
3	Amount is greater than $(0.005) per share.
4	Dividends and distributions are determined in accordance with federal income tax regulations.
5	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
6	Aggregate total investment return.
7	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
8	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.
9	Annualized.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights (concluded)	BlackRock Flexible Equity Fund

	Investor C							Class R
	Six Months Ended March 31, 2013 (Unaudited)[1]		Year Ended September 30,					Six Months Ended March 31, 2013 (Unaudited)[1]		Year Ended September 30,		Period July 30, 2010[2] to September 30, 2010
			2012[1]	2011	2010	2009	2008			2012[1]	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.91		$8.55	$9.22	$8.20 $	8.81	$12.90	$12.46		$9.75	$10.51	$ 10.24
Net investment income (loss)[3]	0.03		(0.02)	(0.01)	(0.01)	(0.00)[4]	(0.02)	0.06		0.03	0.04	0.00	[5]
Net realized and unrealized gain (loss)	0.58		2.38	(0.64)	1.03	(0.56)	(2.47)	0.66		2.71	(0.73)	0.27
Net increase (decrease) from investment operations	0.61		2.36	(0.65)	1.02	(0.56)	(2.49)	0.72		2.74	(0.69)	0.27
Dividends and distributions from:
Net investment income	(0.02)		—	(0.02)[6]	—	(0.05)[6]	—	(0.07)		(0.03)[6]	(0.07)[6]	—
Net realized gain	—		—	—	—	—	(1.60)[6]	—		—	—	—
Total dividends and distributions	(0.02)		—	(0.02)	—	(0.05)	(1.60)	(0.07)		(0.03)	(0.07)	—
Net asset value, end of period	$11.50		$10.91	$8.55	$9.22	$8.20	$8.81	$13.11		$12.46	$9.75	$ 10.51

Total Investment Return[7]
Based on net asset value	5.59%	[8]	27.60%	(7.11)% [9]	12.44%	(6.14)%	(21.56)%	5.81%	[8]	28.13%	(6.66)% [9]	13.17%	[8]

Ratios to Average Net Assets
Total expenses	2.21%	[10,11]	2.18%	2.16%	2.22%	2.39%	2.20%	1.75%	[10,11]	1.78%	1.72%	2.21%	[11]
Total expenses excluding recoupment of past waived fees	2.21%	[10,11]	2.18%	2.16%	2.22%	2.39%	2.20%	1.75%	[10,11]	1.78%	1.70%	2.21%	[11]
Total expenses after fees waived, reimbursed and paid indirectly	2.06%	[10,11]	2.06%	2.06%	2.06%	2.02%	2.00%	1.65%	[10,11]	1.65%	1.65%	1.65%	[11]
Net investment income (loss)	0.53%	[10,11]	(0.18)%	(0.11)%	(0.17)%	(0.06)%	(0.22)%	0.93%	[10,11]	0.25%	0.31%	0.08%	[11]

Supplemental Data
Net assets, end of period (000)	$106,954		$115,242	$112,520	$148,923	$92,141	$118,186	$1,331		$1,312	$920	$ 838
Portfolio turnover	53%		156%	137%	123%	181%	117%	53%		156%	137%	123%
[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Amount is greater than $(0.005) per share.
[5]	Amount is less than $0.005 per share.
[6]	Dividends and distributions are determined in accordance with federal income tax regulations.
[7]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[8]	Aggregate total investment return.
[9]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.
11	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	29

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional								Service
	Six Months Ended March 31, 2013 (Unaudited)								Six Months Ended March 31, 2013 (Unaudited)

			Year Ended September 30,								Year Ended September 30,

			2012	2011	2010		2009	2008			2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$13.58		$11.10	$11.18	$10.27		$10.33	$13.49	$12.77		$10.49	$10.60	$9.78		$9.87	$12.92
Net investment income (loss)[1]	0.08		0.04	(0.05)	(0.01)		(0.04)	(0.04)	0.04		(0.01)	(0.10)	(0.05)		(0.06)	(0.07)
Net realized and unrealized gain (loss)	1.50		2.44	(0.03)	0.92		(0.02)	(3.12)	1.41		2.29	(0.01)	0.87		(0.03)	(2.98)
Net increase (decrease) from investment operations	1.58		2.48	(0.08)	0.91		(0.06)	(3.16)	1.45		2.28	(0.11)	0.82		(0.09)	(3.05)
Net asset value, end of period	$15.16		$13.58	$11.10	$11.18		$10.27	$10.33	$14.22		$12.77	$10.49	$10.60		$9.78	$9.87

Total Investment Return[2]
Based on net asset value	11.64%	[3]	22.34%	(0.72)% [4]	8.86%	[5]	(0.58)% [6]	(23.43)%	11.36%	[3]	21.74%	(1.04)% [7]	8.38%	[8]	(0.91)% [9]	(23.61)%

Ratios to Average Net Assets
Total expenses	1.13%	[10]	1.11%	1.17%	1.15%		1.20%	1.07%	1.76%	[10]	2.29%	1.87%	1.63%		1.65%	1.29%
Total expenses excluding recoupment of past waived fees	1.12%	[10]	1.11%	1.17%	1.14%		1.20%	1.07%	1.67%	[10]	2.29%	1.87%	1.62%		1.64%	1.29%
Total expenses after fees waived, reimbursed and paid indirectly	1.11%	[10]	1.07%	1.17%	1.15%		1.18%	1.06%	1.58%	[10]	1.58%	1.58%	1.58%		1.51%	1.28%
Net investment income (loss)	1.12%	[10]	0.27%	(0.38)%	(0.09)%		(0.44)%	(0.33)%	0.65%	[10]	(0.06)%	(0.83)%	(0.52)%		(0.76)%	(0.56)%

Supplemental Data
Net assets, end of period (000)	$17,647		$18,526	$19,348	$24,421		$25,572	$26,468	$2,030		$1,865	$714	$330		$360	$459
Portfolio turnover	76%		88%	131%	76%		53%	45%	76%		88%	131%	76%		53%	45%
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.90)%.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.87)%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.23)%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.98%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.22)%.
[10]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A								Investor B
	Six Months Ended March 31, 2013 (Unaudited)								Six Months Ended March 31, 2013 (Unaudited)

			Year Ended September 30,								Year Ended September 30,

			2012	2011	2010		2009	2008			2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$12.38		$10.15	$10.27	$9.47		$9.56	$12.55	$10.75		$8.88	$9.05	$8.42		$8.56	$11.32
Net investment income (loss)[1]	0.05		(0.01)	(0.09)	(0.05)		(0.06)	(0.10)	0.01		(0.09)	(0.16)	(0.12)		(0.10)	(0.17)
Net realized and unrealized gain (loss)	1.37		2.24	(0.03)	0.85		(0.03)	(2.89)	1.18		1.96	(0.01)	0.75		(0.04)	(2.59)
Net increase (decrease) from investment operations	1.42		2.23	(0.12)	0.80		(0.09)	(2.99)	1.19		1.87	(0.17)	0.63		(0.14)	(2.76)
Net asset value, end of period	$13.80		$12.38	$10.15	$10.27		$9.47	$9.56	$11.94		$10.75	$8.88	$9.05		$8.42	$8.56

Total Investment Return[2]
Based on net asset value	11.47%	[3]	21.97%	(1.17)% [4]	8.45%	[5]	(0.94)% [6]	(23.83)%	11.07%	[3]	21.06%	(1.88)% [7]	7.48%	[8]	(1.64)% [9]	(24.38)%

Ratios to Average Net Assets
Total expenses	1.54%	[10]	1.55%	1.59%	1.58%		1.76%	1.53%	2.65%	[10]	2.59%	2.43%	2.48%		2.73%	2.45%
Total expenses excluding recoupment of past waived fees	1.54%	[10]	1.55%	1.56%	1.55%		1.72%	1.53%	2.65%	[10]	2.59%	2.42%	2.47%		2.64%	2.45%
Total expenses after fees waived, reimbursed and paid indirectly	1.39%	[10]	1.39%	1.58%	1.58%		1.59%	1.53%	2.16%	[10]	2.16%	2.39%	2.38%		2.34%	2.31%
Net investment income (loss)	0.85%	[10]	(0.06)%	(0.79)%	(0.51)%		(0.85)%	(0.81)%	0.11%	[10]	(0.88)%	(1.58)%	(1.36)%		(1.57)%	(1.58)%

Supplemental Data
Net assets, end of period (000)	$246,630		$237,748	$232,924	$180,501		$181,159	$195,980	$4,584		$5,123	$7,596	$8,209		$11,978	$19,565
Portfolio turnover	76%		88%	131%	76%		53%	45%	76%		88%	131%	76%		53%	45%
[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Aggregate total investment return.
[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.36)%.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.03%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.26)%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.10)%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.01%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.99)%.
[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	31

Financial Highlights (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C								Class R
	Six Months Ended March 31, 2013		Year Ended September 30,						Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010		2009	2008	(Unaudited)		2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.75		$8.89	$9.05	$8.41		$8.56	$11.32	$12.32		$10.13	$10.25	$9.46		$9.56	$12.55
Net investment income (loss)[1]	0.00	[2]	(0.08)	(0.16)	(0.11)		(0.11)	(0.16)	0.04		(0.03)	(0.10)	(0.04)		(0.07)	(0.10)
Net realized and unrealized gain (loss)	1.19		1.94	(0.00)[3]	0.75		(0.04)	(2.60)	1.36		2.22	(0.02)	0.83		(0.03)	(2.89)
Net increase (decrease) from investment operations	1.19		1.86	(0.16)	0.64		(0.15)	(2.76)	1.40		2.19	(0.12)	0.79		(0.10)	(2.99)
Net asset value, end of period	$11.94		$10.75	$8.89	$9.05		$8.41	$8.56	$13.72		$12.32	$10.13	$10.25		$9.46	$9.56

Total Investment Return[4]
Based on net asset value	11.07%	[5]	20.92%	(1.77)% [6]	7.61%	[7]	(1.75)%[8]	(24.38)%	11.36%	[5]	21.62%	(1.17)% [9]	8.35%	[10]	(1.05)% [11]	(23.83)%

Ratios to Average Net Assets
Total expenses	2.26%	[12]	2.31%	2.34%	2.33%		2.46%	2.25%	1.80%	[12]	1.84%	1.91%	1.97%		2.04%	1.73%
Total expenses excluding recoupment of past waived fees	2.26%	[12]	2.31%	2.31%	2.30%		2.44%	2.25%	1.80%	[12]	1.84%	1.91%	1.97%		2.04%	1.73%
Total expenses after fees waived, reimbursed and paid indirectly	2.16%	[12]	2.16%	2.33%	2.33%		2.34%	2.25%	1.65%	[12]	1.65%	1.65%	1.65%		1.63%	1.58%
Net investment income (loss)	0.09%	[12]	(0.81)%	(1.54)%	(1.26)%		(1.59)%	(1.53)%	0.60%	[12]	(0.28)%	(0.84)%	(0.44)%		(0.89)%	(0.82)%

Supplemental Data
Net assets, end of period (000)	$19,679		$18,774	$16,615	$12,578		$12,418	$13,964	$7,111		$6,663	$5,227	$4,138		$2,323	$723
Portfolio turnover	76%		88%	131%	76%		53%	45%	76%		88%	131%	76%		53%	45%
[1]	Based on average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Amount is greater than $(0.005) per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.99)%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.13%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.10)%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.37)%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.93%.
[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.36)%.
[12]	Annualized.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights	BlackRock Small Cap Growth Equity Portfolio

	Institutional								Service
	Six Months Ended March 31, 2013		Year Ended September 30,						Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010		2009	2008	(Unaudited)		2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$26.67		$20.09	$20.42	$18.66		$20.33	$23.71	$25.01		$18.93	$19.29	$17.67		$19.30	$22.58
Net investment income (loss)[1]	(0.02)		0.04	(0.13)	(0.12)		(0.07)	0.03	(0.05)		(0.04)	(0.18)	(0.16)		(0.10)	(0.03)
Net realized and unrealized gain (loss)	2.62		7.14	(0.20)[2]	1.88	[2]	(1.60)[2]	(3.41)[2]	2.43		6.72	(0.18)[2]	1.78	[2]	(1.53)[2]	(3.25)[2]
Net increase (decrease) from investment operations	2.60		7.18	(0.33)	1.76		(1.67)	(3.38)	2.38		6.68	(0.36)	1.62		(1.63)	(3.28)
Dividends and distributions from:
Net investment income	(0.07)		—	—	—		—	—	—		—	—	—		—	—
Net realized gain	(2.65)		(0.60)[3]	—	—		—	—	(2.63)		(0.60)[3]	—	—		—	—
Total dividends and distributions	(2.72)		(0.60)	—	—		—	—	(2.63)		(0.60)	—	—		—	—
Net asset value, end of period	$26.55		$26.67	$20.09	$20.42		$18.66	$20.33	$24.76		$25.01	$18.93	$19.29		$17.67	$19.30

Total Investment Return[4]
Based on net asset value	11.46%	[5]	36.16%	(1.62)% [6,7]	9.43%	[7]	(8.22)% [7,8]	(14.26)% [7]	11.25%	[5]	35.72%	(1.87)% [6,7]	9.17%	[7]	(8.45)% [7,9]	(14.53)% [7]

Ratios to Average Net Assets
Total expenses	0.81%	[10]	0.82%	0.80%	0.83%		0.88%	0.77%	1.13%	[10]	1.20%	1.07%	1.10%		1.15%	1.07%
Total expenses excluding recoupment of past waived fees	0.81%	[10]	0.82%	0.80%	0.83%		0.88%	0.77%	1.13%	[10]	1.20%	1.07%	1.10%		1.14%	1.07%
Total expenses after fees waived, reimbursed and paid indirectly	0.81%	[10]	0.82%	0.80%	0.83%		0.88%	0.77%	1.12%	[10]	1.17%	1.07%	1.10%		1.11%	1.07%
Net investment income (loss)	(0.17)%	[10]	0.15%	(0.55)%	(0.59)%		(0.48)%	0.15%	(0.46)%	[10]	(0.15)%	(0.81)%	(0.86)%		(0.70)%	(0.14)%

Supplemental Data
Net assets, end of period (000)	$1,016,815		$979,582	$931,857	$806,461		$855,375	$699,761	$31,185		$29,281	$23,683	$47,917		$43,932	$40,514
Portfolio turnover	57%		147%	141%	128%		82%	81%	57%		147%	141%	128%		82%	81%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.26)%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.50)%.
[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	33

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Investor A								Investor B
	Six Months Ended March 31, 2013		Year Ended September 30,						Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010		2009	2008	(Unaudited)		2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$24.17		$18.31	$18.69	$17.14		$18.76	$21.97	$20.50		$15.75	$16.20	$15.00		$16.56	$19.57
Net investment loss[1]	(0.06)		(0.04)	(0.21)	(0.18)		(0.13)	(0.05)	(0.13)		(0.21)	(0.32)	(0.30)		(0.21)	(0.21)
Net realized and unrealized gain (loss)	2.34		6.50	(0.17)[2]	1.73	[2]	(1.49)[2]	(3.16)[2]	1.96		5.56	(0.13)[2]	1.50	[2]	(1.35)[2]	(2.80)[2]
Net increase (decrease) from investment operations	2.28		6.46	(0.38)	1.55		(1.62)	(3.21)	1.83		5.35	(0.45)	1.20		(1.56)	(3.01)
Distributions from net realized gain	(2.63)		(0.60)[3]	—	—		—	—	(2.36)		(0.60)[3]	—	—		—	—
Net asset value, end of period	$23.82		$24.17	$18.31	$18.69		$17.14	$18.76	$19.97		$20.50	$15.75	$16.20		$15.00	$16.56

Total Investment Return[4]
Based on net asset value	11.23%	[5]	35.73%	(2.03)% [6,7]	9.04%	[7]	(8.64)% [7,8]	(14.61)% [7]	10.77%	[5]	34.46%	(2.78)% [6,7]	8.00%	[7]	(9.42)% [7,9]	(15.38)% [7]

Ratios to Average Net Assets
Total expenses	1.15%	[10]	1.17%	1.18%	1.22%		1.33%	1.16%	2.04%	[10]	2.07%	1.96%	2.19%		2.30%	2.08%
Total expenses excluding recoupment of past waived fees	1.15%	[10]	1.17%	1.18%	1.22%		1.33%	1.16%	2.04%	[10]	2.07%	1.96%	2.07%		2.20%	2.08%
Total expenses after fees waived, reimbursed and paid indirectly	1.15%	[10]	1.17%	1.18%	1.22%		1.33%	1.16%	2.04%	[10]	2.07%	1.96%	2.19%		2.20%	2.08%
Net investment loss	(0.49)%	[10]	(0.18)%	(0.94)%	(0.98)%		(0.92)%	(0.22)%	(1.35)%	[10]	(1.12)%	(1.72)%	(1.94)%		(1.72)%	(1.11)%
Supplemental Data
Net assets, end of period (000)	$371,771		$352,073	$235,400	$269,080		$240,361	$211,065	$1,333		$1,506	$1,687	$2,369		$3,327	$5,721
Portfolio turnover	57%		147%	141%	128%		82%	81%	57%		147%	141%	128%		82%	81%
[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.69)%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.48)%.
[10]	Annualized.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor C
	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,
			2012	2011	2010		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$20.50		$15.73	$16.19	$14.99		$16.56	$19.57
Net investment loss[1]	(0.13)		(0.19)	(0.35)	(0.30)		(0.22)	(0.21)
Net realized and unrealized gain (loss)	1.94		5.56	(0.11)[2]	1.50	[2]	(1.35)[2]	(2.80)[2]
Net increase (decrease) from investment operations	1.81		5.37	(0.46)	1.20		(1.57)	(3.01)
Distributions from net realized gain	(2.44)		(0.60)[3]	—	—		—	—
Net asset value, end of period	$19.87		$20.50	$15.73	$16.19		$14.99	$16.56

Total Investment Return[4]
Based on net asset value	10.76%	[5]	34.63%	(2.84)% [6,7]	8.01%	[7]	(9.48)% [7,8]	(15.38)% [7]

Ratios to Average Net Assets
Total expenses	1.98%	[9]	1.99%	2.08%	2.19%		2.31%	2.08%
Total expenses excluding recoupment of past waived fees	1.98%	[9]	1.99%	2.05%	2.13%		2.29%	2.08%
Total expenses after fees waived, reimbursed and paid indirectly	1.98%	[9]	1.99%	2.07%	2.16%		2.22%	2.08%
Net investment loss	(1.32)%	[9]	(0.99)%	(1.83)%	(1.92)%		(1.81)%	(1.14)%

Supplemental Data
Net assets, end of period (000)	$29,310		$28,787	$23,947	$33,219		$25,915	$24,405
Portfolio turnover	57%		147%	141%	128%		82%	81%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.54)%.
[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2013	35

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massa-chusetts business trust. BlackRock Flexible Equity Fund (“Flexible Equity”), BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

On February 21, 2013, the Board of Trustees of BlackRock FundsSM approved a change to the Fund’s investment objective from “to seek long-term capital appreciation” to “to seek long-term capital growth.” In addition, the Fund will invest at least 80% of its assets in equity securities of small cap companies and at least 80% of its net assets in securities or instruments of issuers located in the United States. These changes will be effective on May 1, 2013.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements of Flexible Equity include the accounts of BlackRock Flexible Equity Fund Subsidiary, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Flexible Equity, and primarily invests in commodity-related instruments. The Subsidiary enables Flexible Equity to hold these commodity-related instruments and satisfy Regulated Investment Company (“RIC”) tax requirements. Flexible Equity may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Flexible Equity.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options

36	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (continued)

trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity, as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes: Flexible Equity may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer Flexible Equity a return measured by the change in the value of the underlying security or basket of securities (the“underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow Flexible Equity to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, Flexible Equity the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by Flexible Equity as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Flexible Equity must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less

BLACKROCK FUNDS	MARCH 31, 2013	37

Notes to Financial Statements (continued)

liquid than other investments held by Flexible Equity since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Funds has a value of at least 102% of the current value of the loaned securities for securities traded on U.S.

exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended March 31, 2013, any securities on loan were collateralized by cash.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four periods ended September 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for

38	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (continued)

offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds and not the counterparty to perform. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Flexible Equity purchases and/or sells financial futures contracts and options on financial future contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Flexible Equity and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, Flexible Equity agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Flexible Equity as unrealized appreciation or depreciation. When the contract is closed, Flexible Equity records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

Foreign Currency Exchange Contracts: Flexible Equity enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by Flexible Equity, help to manage the overall exposure to the currencies in which some of the investments held by Flexible Equity are denominated. The contract is marked-to-market daily and the change in market value is recorded by Flexible Equity as an unrealized gain or loss. When the contract is closed, Flexible Equity records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

BLACKROCK FUNDS	MARCH 31, 2013	39

Notes to Financial Statements (continued)

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of March 31, 2013
Asset Derivatives
		Flexible Equity	Small Cap Growth Equity
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,852,235	—
Equity contracts	Investments at value — unaffiliated[1]	108,300	$1,918,600
Total		$1,960,535	$1,918,600

Liability Derivatives
			Flexible Equity
	Statements of Assets and Liabilities Location		Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts		$117,011
Equity contracts	Options written at value; Net unrealized appreciation/ depreciation[2]		499,291
Total			$616,302

[1]	Includes options purchased at value as reported in the Schedule of Investments.
[2]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

40	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2013
	Net Realized Gain (Loss) From
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Foreign currency exchange contracts:
Foreign currency transactions	$229,012	—	—
Equity contracts:
Financial futures contracts	(2,658,118)	—	—
Options[3]	(442,268)	$42,265	$300,046
Total	$(2,871,374)	$42,265	$300,046

	Net Change in Unrealized Appreciation/Depreciation on
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Foreign currency exchange contracts:
Foreign currency translations	$1,735,224	—	—
Equity contracts:
Financial futures contracts	(885,277)	—	—
Options[3]	(179,514)	$57,385	$(1,156,765)
Total	$670,433	$57,385	$(1,156,765)

3	Options purchased are included in the net realized gain (loss) from investments — unaffiliated and net change in unrealized appreciation/ depreciation on investments — unaffiliated.

For the six months ended March 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Flexible Equity	Small Cap Growth Equity
Financial futures contracts:
Average number of contracts sold	414	—
Average notional value of contracts sold	$32,757,400	—
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased .	7	—
Average number of contracts - US dollars sold	2	—
Average US dollar amounts purchased	$72,449,185	—
Average US dollar amounts sold	$12,058,314	—
Options:
Average number of option contracts purchased	2	1
Average number of option contracts written	3	—
Average notional value of option contracts purchased	$2,856,500	$79,187,500
Average notional value of option contracts written	$20,000,950	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Flexible Equity and Mid-Cap Growth Equity	Small Cap Growth Equity
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.800%	0.550%
$1 Billion - $2 Billion	0.700%	0.500%
$2 Billion - $3 Billion	0.650%	0.475%
Greater than $3 Billion	0.625%	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended March 31, 2013, the amounts waived were as follows:

Flexible Equity	$7,855
Mid-Cap Growth Equity	$1,005
Small Cap Growth Equity	$9,008

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Flexible Equity pays the Manager based on Flexible Equity’s net assets which includes the assets of the Subsidiary.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

BLACKROCK FUNDS	MARCH 31, 2013	41

Notes to Financial Statements (continued)

For the six months ended March 31, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Service	$684	$2,377	$36,016
Investor A	685,283	294,380	429,565
Investor B	75,293	23,513	6,839
Investor C	540,441	93,653	138,124
Class R	3,258	16,676	—
Total	$1,304,959	$430,599	$610,544

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2013, the Funds paid the following to the affiliates in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Flexible Equity	$3,334
Mid-Cap Growth Equity	$3,403
Small Cap Growth Equity	$99,090

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$ 1,130	$ 499	$ 2,353
Service	274	647	1,900
Investor A	29,125	35,310	5,036
Investor B	$ 2,379	$ 1,501	$80
Investor C	3,003	—	766
Class R	35	107	—
Total	$35,946	$38,064	$10,135

For the six months ended March 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$138,177	$11,909	$770,803

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Service	2,312	4,212	31,855
Investor A	654,912	370,000	416,016
Investor B	36,098	15,846	2,637
Investor C	140,489	26,957	44,977
Class R	1,959	10,845	—
Total	$973,947	$439,769	$1,266,288

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration-class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations. For the six months ended March 31, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration, administration — class specific, administration fees waived and administration fees waived — class specific in the Statements of Operations:

Flexible Equity	$197,441
Mid-Cap Growth Equity	$72,227
Small Cap Growth Equity	$469,718

For the six months ended March 31, 2013, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$13,672	$2,141	$97,001

42	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (continued)

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Service	68	238	3,602
Investor A	66,049	29,438	42,956
Investor B	1,935	588	171
Investor C	13,511	2,341	3,453
Class R	163	834	—
Total	$95,398	$35,580	$147,183

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
	Contractual[1]	Contractual[2]	Contractual[2]	Voluntary[3]

Institutional	0.97%	1.11%	1.02%	—
Service	1.29%	1.58%	1.29%	1.18%
Investor A	1.29%	1.39%	1.50%	—
Investor B	2.06%	2.16%	2.28%	—
Investor C	2.06%	2.16%	2.28%	—
Class R	1.65%[4]	1.65%	1.72%[5]	—
[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014, except for Class R Shares which is prior to February 1, 2023, unless approved by the Board, including a majority of the independent Trustees.

[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the independent Trustees.
[3]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.
[4]	On August 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.
[5]	There were no shares outstanding as of March 31, 2013.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2013, the Manager waived $4,185 of investment advisory fees for Flexible Equity, which is included in fees waived by Manager. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$13,671	$1,529	—
Service	68	118	$220
Investor A	66,049	29,438	—
Investor B	1,803	588	—
Investor C	13,511	2,341	—

Administration Fees Waived
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Class R	160	834	—
Total	$95,262	$34,848	$220

Transfer Agent Fees Waived
	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$ 1,130	$ 125	—
Service	274	647	$429
Investor A	29,125	35,311	—
Investor B	2,379	1,501	—
Investor C	3,003	—	—
Class R	34	107	—
Total	$35,945	$37,691	$429

Transfer Agent Fees Reimbursed
		Flexible Equity	Mid-Cap Growth Equity
Institutional		$107,507	$ 103
Service		1,704	936
Investor A		288,624	110,297
Investor B		21,627	9,430
Investor C		61,399	7,411
Class R		410	4,069
Total		$481,271	$132,246

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2013, the Manager recouped the following Fund level and class specific waivers previously recorded by the Funds:

BLACKROCK FUNDS	MARCH 31, 2013	43

Notes to Financial Statements (continued)

	Flexible Equity	Mid-Cap Growth Equity
Institutional	—	$1,330
Service	—	862
Investor B	$892	—
Total	$892	$2,192

On March 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2013	2014	2015
Flexible Equity
Fund Level	—	$3,058	$4,185
Institutional	$265,774	$286,798	$122,309
Service	$2,029	$7,949	$2,047
Investor A	$608,861	$668,091	$383,796
Investor B	$25,904	$57,761	$25,809
Investor C	$157,034	$140,462	$77,914
R Shares	$699	$1,419	$604
Mid Cap Growth Equity
Institutional	—	$7,449	$1,758
Service	$898	$8,735	$1,701
Investor A	$30,167	$397,816	$175,045
Investor B	$3,414	$28,651	$11,519
Investor C	$1,118	$28,468	$9,752
R Shares	$10,486	$11,748	$5,010

For the six months ended March 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Flexible Equity	$5,079
Mid-Cap Growth Equity	$3,117
Small Cap Growth Equity	$6,793

For the six months ended March 31, 2013, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Flexible Equity	$727	$4,084	$1,276
Mid-Cap Growth Equity	$ 36	$1,957	$1,551
Small Cap Growth Equity	—	$ 32	$ 908

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedules of

Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Funds is shown as securities lending — affiliated in the Statements of Operations. For the six months ended March 31, 2013, BIM received $273,597 in securities lending agent fees related to securities lending activities for the Funds.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2013, were as follows:

	Purchases	Sales
Flexible Equity	$401,190,454	$593,494,058
Mid-Cap Growth Equity	$216,669,090	$233,084,562
Small Cap Growth Equity	$775,301,189	$878,433,592

Transactions in options written for the six months ended March 31, 2013, were as follows:

Flexible Equity
	Calls
	Contracts	Premiums Received
Outstanding options, beginning of period	4,620	$595,443
Options written	45,095	5,360,978
Options exercised	(5,343)	(822,420)
Options expired	(10,315)	(1,101,202)
Options closed	(32,271)	(3,913,451)
Outstanding options, end of period	1,786	$119,348

Mid-Cap Growth Equity
	Calls
	Contracts	Premiums Received
Outstanding options, beginning of period	325	$42,265
Options expired	(325)	(42,265)
Outstanding options, end of period	—	—

44	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (continued)

Small Cap Growth Equity
	Calls
	Contracts	Premiums Received
Outstanding options, beginning of period	2,598	$349,137
Options expired	(2,598)	(349,137)
Outstanding options, end of period	—	—

5. Income Tax Information:

As of September 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,	Flexible Equity	Mid-Cap Growth Equity
2017	—	$3,364,529
2018	$84,814,594	169,281
Total	$84,814,594	$3,533,810

As of March 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Tax cost	$645,758,988	$290,568,741	$1,448,258,884
Gross unrealized appreciation	$104,268,189	$35,390,791	$323,513,129
Gross unrealized depreciation	(8,139,255)	(1,863,661)	(32,706,230)
Net unrealized appreciation	$96,128,934	$33,527,130	$290,806,899

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed until November 2013. Effective November 2012 to November 2013, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed

Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2012. The Funds did not borrow under the credit agreement during the six months ended March 31, 2013.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of March 31, 2013, Flexible Equity invested a significant portion of its assets in securities in the information technology and energy sectors. Mid-Cap Growth Equity invested a significant portion of its assets in securities in the consumer discretionary sector. Small Cap Growth Equity invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology, energy, consumer discretionary and health care sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK FUNDS	MARCH 31, 2013	45

Notes to Financial Statements (continued)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
Flexible Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	883,852	$11,014,270	3,731,617	$43,003,310
Shares issued in reinvestment of dividends	78,980	961,390	137,628	1,496,015
Shares redeemed	(6,333,327)	(79,352,556)	(12,425,386)	(143,027,218)
Net decrease	(5,370,495)	$(67,376,896)	(8,556,141)	$(98,527,893)

Service
Shares sold	1,997	$24,724	25,128	$283,156
Shares issued in reinvestment of dividends	344	4,137	670	7,167
Shares redeemed	(25,976)	(317,516)	(77,438)	(902,601)
Net decrease	(23,635)	$(288,655)	(51,640)	$(612,278)

Investor A
Shares sold and automatic conversion of shares	1,785,796	$21,590,149	5,688,063	$64,366,809
Shares issued in reinvestment of dividends	392,256	4,639,297	341,640	3,604,318
Shares redeemed	(11,100,845)	(133,804,153)	(17,231,026)	(195,319,007)
Net decrease	(8,922,793)	$(107,574,707)	(11,201,323)	$(127,347,880)

Investor B
Shares sold	6,639	$72,628	11,389	$116,032
Shares issued in reinvestment of dividends	964	10,535	—	—
Shares redeemed and automatic conversion of shares	(348,513)	(3,800,954)	(1,472,614)	(15,063,208)
Net decrease	(340,910)	$(3,717,791)	(1,461,225)	$(14,947,176)

Investor C
Shares sold	214,169	$2,344,567	589,178	$6,007,610
Shares issued in reinvestment of dividends	16,337	175,633	—	—
Shares redeemed	(1,497,634)	(16,329,945)	(3,183,829)	(32,459,585)
Net decrease	(1,267,128)	$(13,809,745)	(2,594,651)	$(26,451,975)

Class R
Shares sold	—	—	32,938	$379,797
Shares issued in reinvestment of dividends	14,486	$179,045	207	2,690
Shares redeemed	(18,326)	(230,399)	(22,155)	(264,698)
Net increase (decrease)	(3,840)	$(51,354)	10,990	$117,789
Total Net Decrease	(15,928,801)	$(192,819,148)	(23,853,990)	$(267,769,413)

46	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (continued)

）	Six Months Ended March 31, 2013		Year Ended September 30, 2012
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	56,856	$797,488	327,408	$4,337,692
Shares redeemed	(257,217)	(3,429,856)	(706,323)	(9,219,532)
Net decrease	(200,361)	$(2,632,368)	(378,915)	$(4,881,840)

Service
Shares sold	12,629	$165,103	99,437	$1,219,125
Shares redeemed	(16,004)	(210,489)	(21,433)	(270,418)
Net increase (decrease)	(3,375)	$(45,386)	78,004	$948,707

Investor A
Shares sold and automatic conversion of shares	427,144	$5,511,486	1,630,591	$19,744,816
Shares redeemed	(1,764,507)	(22,453,127)	(5,369,160)	(63,675,315)
Net decrease	(1,337,363)	$(16,941,641)	(3,738,569)	$(43,930,499)

Investor B
Shares sold	1,019	$11,676	6,933	$73,402
Shares redeemed and automatic conversion of shares	(93,715)	(1,033,483)	(385,746)	(4,009,480)
Net decrease	(92,696)	$(1,021,807)	(378,813)	$(3,936,078)

Investor C
Shares sold	94,642	$1,046,948	260,985	$2,700,519
Shares redeemed	(192,899)	(2,130,781)	(384,665)	(4,022,564)
Net decrease	(98,257)	$(1,083,833)	(123,680)	$(1,322,045)

Class R
Shares sold	90,293	$1,141,271	231,657	$2,894,192
Shares redeemed	(112,762)	(1,415,758)	(206,773)	(2,431,050)
Net increase (decrease)	(22,469)	$(274,487)	24,884	$463,142
Total Net Decrease	(1,754,791)	$(21,999,522)	(4,517,089)	$(52,658,613)

Small Cap Growth Equity
Institutional
Shares sold	7,679,756	$188,665,055	10,380,832	$255,861,999
Shares issued in reinvestment of dividends and distributions	4,121,612	93,766,649	1,043,023	24,469,310
Shares redeemed	(10,226,844)	(255,716,369)	(21,082,184)	(515,675,445)
Net increase (decrease)	1,574,524	$26,715,335	(9,658,329)	$(235,344,136)

Service
Shares sold	140,842	$3,323,617	429,327	$9,882,370
Shares issued in reinvestment of distributions	138,883	2,949,869	28,033	618,413
Shares redeemed	(191,352)	(4,434,347)	(537,530)	(12,325,813)
Net increase (decrease)	88,373	$1,839,139	(80,170)	$(1,825,030)

BLACKROCK FUNDS	MARCH 31, 2013	47

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
Small Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	1,584,057	$35,765,767	8,081,405	$177,169,628
Shares issued in reinvestment of distributions	1,800,128	36,794,609	338,833	7,223,937
Shares redeemed	(2,347,650)	(52,743,235)	(6,705,533)	(149,679,475)
Net increase	1,036,535	$19,817,141	1,714,705	$ 34,714,090

Investor B
Shares sold	1,497	$ 28,609	4,595	$ 85,311
Shares issued in reinvestment of distributions	9,190	157,884	3,114	56,765
Shares redeemed and automatic conversion of shares	(17,431)	(330,274)	(41,356)	(784,360)
Net decrease	(6,744)	$(143,781)	(33,647)	$(642,284)

Investor C
Shares sold	150,771	$ 2,868,602	269,675	$ 5,203,324
Shares issued in reinvestment of distributions	185,401	3,168,491	45,987	837,427
Shares redeemed	(266,002)	(5,067,875)	(433,308)	(8,188,106)
Net increase (decrease)	70,170	$ 969,218	(117,646)	$ (2,147,355)
Total Net Increase (Decrease)	2,762,858	$49,197,052	(8,175,087)	$(205,244,715)

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 25, 2013, the credit agreement was terminated and a new agreement was entered into. The Funds became a party to a 364-day, $800 million credit agreement, which expires in April 2014. Excluding commitments designated for a certain individual fund, the Funds can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

48	BLACKROCK FUNDS	MARCH 31, 2013

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P . Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS	MARCH 31, 2013	49

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

50	BLACKROCK FUNDS	MARCH 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	MARCH 31, 2013	51

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Long/Short Equity Fund	BlackRock Mid-Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Disciplined Small Cap Core Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short Equity Fund	BlackRock Large Cap Core Fund BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Growth Fund II BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock EuroFund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Flexible Equity Fund	BlackRock Long-Horizon Equity Fund	BlackRock World Gold Fund
BlackRock Focus Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Global Dividend Income Portfolio

Taxable Fixed Income Funds
BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock U.S. Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock U.S. Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Secured Credit Portfolio	BlackRock Ultra-Short Obligations Fund
BlackRock GNMA Portfolio	BlackRock Short Obligations Fund	BlackRock World Income Fund
BlackRock Short-Term Treasury Fund

Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Mixed Asset Funds
BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

52	BLACKROCK FUNDS	MARCH 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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Eq-Midcap-3/13-SAR

BLACKROCK®

MARCH 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BLACKROCK®

BlackRock Funds℠

Not FDIC Insured • May Lose Value • No Bank Guarantee

MARCH 31, 2013
2	BLACKROCK FUNDS

Dear Shareholder

Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, concerns about Europe’s debt crisis dominated the markets as political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced it would purchase unlimited amounts of short term sovereign bonds to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the nation’s deficit. Worries that bipartisan gridlock would preclude a timely budget deal triggered high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although the postponement of decisions relating to spending cuts and the debt ceiling left some lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally in risk assets. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction as yields).

However, bond markets regained strength in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its monetary easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term changes in the central bank’s policy stance. Improving labor market data and rising home prices pushed US stocks higher at the end of the period, with major indices reaching new all-time highs. Outside the United States, equity prices weakened in the final two months of the period due to a resurgence of macro risk out of Europe. Italy’s February presidential election ended in a stalemate, further propagating the ongoing theme of political instability in the eurozone. In March, a severe banking crisis in Cyprus underscored the fragility of the broader European banking system.

For the 6- and 12-month periods ended March 31, 2013, US and international stocks and high yield bonds posted strong gains, while emerging market equities lagged as the pace of global growth failed to impress investors. US Treasury yields were highly volatile over the past 12 months. While remaining relatively low from a historical standpoint, yields began inching higher in the later part of the period, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Markets have always been unpredictable, but that does not mean investors can delay taking action. At BlackRock, we believe it’s time for a different approach to investing. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. People everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2013

	6-month	12-month
US large cap equities	10.19%	13.96%
(S&P 500® Index)
US small cap equities	14.48	16.30
(Russell 2000® Index)
International equities	12.04	11.25
(MSCI Europe, Australasia,
Far East Index)
Emerging market	3.87	1.96
equities (MSCI Emerging
Markets Index)
3-month Treasury bill	0.06	0.12
(BofA Merrill Lynch
3-Month US Treasury
Bill Index)
US Treasury securities	(0.55)	6.19
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	0.09	3.77
bonds (Barclays US
Aggregate Bond Index)
Tax-exempt municipal	1.26	5.82
bonds (S&P Municipal
Bond Index)
US high yield bonds	6.28	13.08
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2013	BlackRock Global Opportunities Portfolio

Investment Objective

BlackRock Global Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

—

US and certain other financial markets were closed on March 29, 2013, while some foreign financial markets were open. The Fund was re-priced for financial reporting purposes to reflect, in the valuation, the transactions related to foreign market activities. For the six-month period ended March 31, 2013, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”).

What factors influenced performance?

—

The Fund’s outperformance was driven by good stock selection in nine of the ten benchmark index sectors while, from a geographic perspective, positions in the United States and emerging Asia enhanced results. Stock selection in industrials was the largest relative contributor. Several capital goods holdings such as United Rentals, Inc., Eaton Corp. and Hino Motors Ltd. delivered stand-out performance, as did German airliner Deutsche Lufthansa AG and US car rental operator Hertz Global Holdings, Inc. Cost savings associated with massive industry restructuring and consolidation since the onset of the financial crisis have resulted in better operating and profitability measures for many of these now higher quality businesses. Other factors that drove positive relative performance included overweights to packaged foods & meats in consumer staples and large-cap pharmaceuticals and biotechnology holdings in the health care sector. These segments performed well as strong cash flow attributes, and pipeline innovation in the case of biotechnology, attracted investors seeking income and growth in the low interest rate environment.

—

Energy was among the weaker sectors in the benchmark index and the only sector where the Fund’s positioning detracted from performance. Exposure to the offshore oil & gas drilling and services segments had a negative impact on results amid declining prices for these commodities.

While there have been several factors at play, a combination of a stronger US dollar and more moderate economic data out of China are commonly cited for the recent commodity price weakness. On a regional basis, stock selection in Europe and developed Asia ex-Japan detracted from the Fund’s performance. Most notably, while eurozone instability has persisted for an extended period of time, the conditions of the latest bailout package for Cyprus added to pressures on the Fund’s euro-centric positions.

Describe recent portfolio activity.

—

During the six-month period, the Fund pared back its US equity exposure to a slight underweight versus the benchmark index, with most of the selling within information technology, telecommunication services and utilities. The proceeds were rotated into stock-specific growth ideas in emerging Asia as well as more defensive stocks within health care and consumer staples in core Europe. The Fund also added to Japanese equities while hedging exposure to the yen through the use of currency forward contracts.

Describe portfolio positioning at period end.

—

At period end, the Fund’s holdings reflected a preference for well-capitalized businesses with the ability to consistently grow and generate cash flow in excess of their cost of capital. These companies, more often than not, have re-invested in their businesses, restructured, and are now among the lowest cost producers in their respective industries and hold significant market share. The Fund’s regional positioning was consistent with the view that economies around the world continue to recover. The Fund maintained a bias toward globally oriented companies domiciled in the United States and Europe, while reflecting optimism for Japan and general caution with respect to emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Bank of America Corp.	2%
Svenska Cellulosa AB, B Shares	1
Roche Holding AG	1
AIA Group Ltd.	1
Pfizer, Inc.	1
esure Group Plc	1
Bristol-Myers Squibb Co.	1
Citigroup, Inc.	1
China Construction Bank Corp., H Shares	1
Eni SpA	1

Geographic Allocation	Percent of Long-Term Investments

United States	47%
United Kingdom	13
Switzerland	9
Japan	7
France	4
Indonesia	3
Germany	3
Sweden	2
Italy	2
Other[1]	10

[1]	Other includes a 1% or less investment in each of the following countries: Mexico, Hong Kong, Ireland, China, Belgium, India, Cyprus, Thailand, Spain, Tawain, Canada, Argentina and Australia.

4	BLACKROCK FUNDS	MARCH 31, 2013

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    Under normal market conditions, the Fund invests at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may also invest up to 25% of its total assets in global fixed income securities, including emerging market debt.

[3]    A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

[4]    Commencement of operations.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	12.46%	12.66%	N/A	1.87%	N/A	4.37%	N/A
Investor A	12.24	12.34	6.44%	1.57	0.49%	4.06	3.29%
Investor B	11.74	11.43	6.93	0.79	0.40	3.29	3.29
Investor C	11.80	11.49	10.49	0.78	0.78	3.29	3.29
Class R	12.09	11.99	N/A	1.21	N/A	3.69	N/A

MSCI All Country World Index (ACWI)	9.57	10.55	N/A	2.06	N/A	3.65	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on January 31, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,124.60	$5.61	$1,000.00	$1,019.65	$5.34	1.06%
Investor A	$1,000.00	$1,122.40	$7.04	$1,000.00	$1,018.30	$6.69	1.33%
Investor B	$1,000.00	$1,117.40	$11.51	$1,000.00	$1,014.06	$10.95	2.18%
Investor C	$1,000.00	$1,118.00	$11.30	$1,000.00	$1,014.26	$10.75	2.14%
Class R	$1,000.00	$1,120.90	$9.09	$1,000.00	$1,016.36	$8.65	1.72%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

MARCH 31, 2013
BLACKROCK FUNDS		5

Fund Summary as of March 31, 2013	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended March 31, 2013, the Fund outperformed its benchmark, the Russell 3000® Health Care Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 3000® Health Care Index.

What factors influenced performance?

—

The Fund outperformed the benchmark index due to positive stock selection in the health care equipment & supplies, pharmaceuticals and health care providers & services industries. The Fund’s overweight allocation and stock selection in biotechnology was also beneficial to relative performance.

—

Detracting from performance was the Fund’s overweight in health care supplies as this sub-industry lagged the benchmark return during the period. In the health care facilities sub-industry, a lack of exposure to several strong-performing hospital stocks hindered results. Lastly, a few positions in biotechnology detracted from returns due to stock-specific events.

Describe recent portfolio activity.

—

During the first half of the six-month period, the Fund took profits on several biotechnology holdings that had experienced strong price appreciation. These proceeds were invested in several pharmaceutical companies selected for their fundamental merits and attractive valuations. In the latter half of the period, exposure to the health care providers & services industry decreased slightly as a result of the Fund reducing its allocation to managed health care stocks amid policy uncertainty. These proceeds were invested in biotechnology names.

Describe portfolio positioning at period end.

—

As of period end, the Fund continued to maintain a focus on innovative companies that seek to satisfy an unmet health care need or enhance current products or services. As a result, the Fund continued to be most heavily weighted toward the biotechnology and pharmaceuticals industries. Additionally, the Fund maintained exposure to companies deemed likely to benefit from the implementation of health care reform legislation.

—

Overall, Fund management remains constructive on the health care sector. Policy uncertainty has diminished as the implementation of health care reform legislation has been slated for 2014. Furthermore, the new legislation is expected to benefit health care companies by creating increased consumer demand. Additionally, innovation has been improving, particularly in pharmaceutical and biotechnology industries, which enhances the long-term growth outlook for those stocks. Valuations in the health care sector generally remain attractive despite recent strong performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Pfizer, Inc.	5%
Gilead Sciences, Inc.	5
Johnson & Johnson	4
Roche Holding AG	4
Celgene Corp.	4
Novartis AG, Registered Shares	4
Amgen, Inc.	4
Bristol-Myers Squibb Co.	3
Eli Lilly & Co.	3
Sanofi	3

Industry Allocation	Percent of Long-Term Investments
Pharmaceuticals	38%
Biotechnology	24
Health Care Equipment & Supplies	15
Health Care Providers & Services	14
Life Sciences Tools & Services	5
Other[1]	4

[1]	Other includes a 1% or less investment in each of the following industries: Food & Staples Retailing, Health Care Technology, Diversified Consumer Services and Industrial Conglomerates.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2013

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies in health sciences and related industries.

[3]    This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]    This unmanaged index is representative of companies involved in medical services or health care in the Russell 3000® Index, which is comprised of the 3,000 largest US companies as determined by total market capitalization.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	17.92%	26.54%	N/A	12.60%	N/A	16.96%	N/A
Service	17.74	26.16	N/A	12.23	N/A	16.62	N/A
Investor A	17.78	26.17	19.55%	12.24	11.04%	16.59	15.97%
Investor B	17.29	25.17	20.67	11.36	11.10	15.87	15.87
Investor C	17.30	25.26	24.26	11.44	11.44	15.76	15.76
Class R	17.53	25.68	N/A	11.75	N/A	16.05	N/A

S&P 500® Index	10.19	13.96	N/A	5.81	N/A	8.53	N/A
Russell 3000® Health Care Index	15.13	25.35	N/A	11.19	N/A	8.61	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,179.20	$5.16	$1,000.00	$1,020.19	$4.78	0.95%
Service	$1,000.00	$1,177.40	$6.73	$1,000.00	$1,018.75	$6.24	1.24%
Investor A	$1,000.00	$1,177.80	$6.73	$1,000.00	$1,018.75	$6.24	1.24%
Investor B	$1,000.00	$1,172.90	$11.11	$1,000.00	$1,014.71	$10.30	2.05%
Investor C	$1,000.00	$1,173.00	$10.67	$1,000.00	$1,015.11	$9.90	1.97%
Class R	$1,000.00	$1,175.30	$8.79	$1,000.00	$1,016.85	$8.15	1.62%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

MARCH 31, 2013
BLACKROCK FUNDS		7

Fund Summary as of March 31, 2013	BlackRock International Opportunities Portfolio

Investment Objective

BlackRock International Opportunities Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

—

US and certain other financial markets were closed on March 29, 2013, while some foreign financial markets were open. The Fund was re-priced for financial reporting purposes to reflect, in the valuation, the transactions related to foreign market activities. For the six-month period ended March 31, 2013, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”) Ex-US.

What factors influenced performance?

—

The Fund’s outperformance was driven by good stock selection in seven of the ten benchmark index sectors while, from a geographic perspective, positions in emerging Asia and developed Europe enhanced results. Stock selection in consumer discretionary was the largest relative contributor to the Fund’s outperformance and was driven by the Fund’s exposure to companies that benefit from the growth of the emerging market consumer as well as holdings in Japanese carmakers Toyota Motor Corp. and Honda Motor Co. Ltd. While the outcome remains far from certain, Japan has clearly been taking bold steps in an attempt to reinvigorate its domestic economy, leading to a re-pricing of local assets as well as shares of export-oriented companies. Other factors that drove positive relative performance included the pharmaceuticals and household products industries and asset management companies sub-industry. These segments performed well as strong cash flow attributes, and larger cash inflows for asset managers, attracted investors seeking income and growth in the low interest rate environment.

—

The largest detractor from Fund performance was positioning within the materials sector. Exposures to gold miners and industrial-related metals had a negative impact on results due to price reversals in the underlying commodities after multi-year runs of considerable pricing strength. While there have been several factors at play, a combination of a stronger US dollar and more moderate economic data out of China are commonly cited for the recent price weakness. Also in materials, the Fund’s holdings in the construction materials and metal & glass containers segments lagged the benchmark index during the period.

Describe recent portfolio activity.

—

During the six-month period, the Fund increased its allocation to developed Europe, with the largest additions centered on globally oriented businesses domiciled in Switzerland. The Fund also added to Japanese equities, while hedging exposure to the yen through the use of currency forward contracts. These purchases were funded primarily from reduced exposures to the Fund’s more cyclical holdings in Australia, Canada and the emerging markets.

Describe portfolio positioning at period end.

—

At period end, the Fund’s holdings reflected a preference for well-capitalized businesses with the ability to consistently grow and generate cash flow in excess of their cost of capital. These companies, more often than not, have re-invested in their businesses, restructured, and are now among the lowest cost producers in their respective industries and hold significant market share. The Fund’s regional positioning was consistent with the view that economies around the world continue to recover. The Fund maintained a bias toward globally oriented companies domiciled in Europe, while reflecting optimism for Japan and general caution with respect to emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Roche Holding AG	4%
Sanofi	3
Novartis AG, Registered Shares	2
Nestle SA	2
Syngenta AG, Registered Shares	2
Swiss Re AG	2
Barclays Plc - ADR	2
ORIX Corp.	2
Glencore International Plc	2
AIA Group Ltd.	2

Geographic Allocation	Percent of Long-Term Investments
Switzerland	21%
United Kingdom	21
Japan	13
Germany	8
France	6
Hong Kong	5
Italy	3
Netherlands	3
Belgium	3
Ireland	3
Sweden	2
Indonesia	2
Mexico	2
Other[1]	8

[1]	Other includes a 1% or less investment in each of the following countries: Cyprus, Finland, China, Thailand, United States, Taiwan, India, Australia, Spain, Canada and Malaysia.

8	BLACKROCK FUNDS	MARCH 31, 2013

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The Fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries.

[3]    This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.60%	12.66%	N/A	(0.42)%	N/A	13.97%	N/A
Service	11.28	12.02	N/A	(0.82)	N/A	13.57	N/A
Investor A	11.45	12.31	6.43%	(0.70)	(1.76)%	13.61	13.00%
Investor B	10.95	11.29	6.79	(1.49)	(1.88)	12.91	12.91
Investor C	11.00	11.42	10.42	(1.46)	(1.46)	12.75	12.75

MSCI All Country World Index (ACWI) Ex-US	9.20	8.36	N/A	(0.39)	N/A	10.93	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,116.00	$ 6.54	$1,000.00	$1,018.75	$ 6.24	1.24%
Service	$1,000.00	$1,112.80	$ 9.48	$1,000.00	$1,015.96	$ 9.05	1.80%
Investor A	$1,000.00	$1,114.50	$ 8.12	$1,000.00	$1,017.25	$ 7.75	1.54%
Investor B	$1,000.00	$1,109.50	$12.83	$1,000.00	$1,012.76	$12.24	2.44%
Investor C	$1,000.00	$1,110.00	$12.26	$1,000.00	$1,013.31	$11.70	2.33%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

MARCH 31, 2013
BLACKROCK FUNDS		9

Fund Summary as of March 31, 2013	BlackRock Science & Technology Opportunities Portfolio

Investment Objective

BlackRock Science & Technology Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended March 31, 2013, the Fund underperformed its benchmark, the NYSE Arca Tech 100 IndexSM.

What factors influenced performance?

—

The largest detractor from relative performance was the Fund’s underweight allocation to health care versus the benchmark index as returns in the health care sector more than doubled that of information technology (“IT”) during the period. Stock selection within IT also hurt performance. In computer & peripherals, the Fund held an overweight position in Apple, Inc., which declined as the company missed its sales estimates and investors became increasingly worried about the company’s longer-term growth potential and profit margins. Within application software, the Fund’s holdings that are most dependent on corporate enterprise spending were the biggest detractors. Stock selection within internet software & services also hindered performance, although the Fund maintains its conviction for the more consumer-centric internet stocks, such as Google, Inc. and eBay, Inc.

—

Positive performance in the Fund came from stock selection within the IT Services space, where positions in Accenture Plc and Cognizant Technology Solutions Corp., neither of which is represented in the benchmark index composition, delivered good results as investors were attracted to these companies’ solutions-oriented businesses in a world full of greater regulatory and legislative complexities. An overweight allocation to the data processing & outsourced services sub-industry also had a positive impact. Particularly helpful were holdings in Visa, Inc. and MasterCard, Inc., which continue to benefit from the secular shift from cash-based to electronic-based payment transactions.

Describe recent portfolio activity.

—

During the six-month period, the Fund increased exposure to larger, more established software companies with attractive cash flow metrics, such as Oracle Corp., Google, Inc. and International Business Machines Corp. Funding for these additions was sourced from reductions primarily within the technology hardware & equipment industry group, including the further reduction of the Fund’s position in Apple, Inc.

Describe portfolio positioning at period end.

—

At period end, the Fund remained overweight in the IT sector relative to the NYSE Arca Tech 100 IndexSM, and underweight in health care. Within IT, the Fund’s positioning was biased toward particular themes including improvements in the latest mobile networking technology, “big data” growth (i.e., mega-sized data sets), secular growth in the payments industry and, more generally, an improving global economy. Within the semiconductor sub-industry specifically, the Fund favored names that are more product story-based versus cyclical analog technology names.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	6%
Cisco Systems, Inc.	6
QUALCOMM, Inc.	5
Google, Inc., Class A	5
Salesforce.com, Inc.	4
International Business Machines Corp.	3
eBay, Inc.	3
Visa, Inc., Class A	3
Oracle Corp.	3
Xilinx, Inc.	3

Industry Allocation	Percent of Long-Term Investments
Semiconductors & Semiconductor Equipment	20%
Software	20
IT Services	17
Internet Software & Services	13
Communications Equipment	12
Computers & Peripherals	8
Internet & Catalog Retail	5
Electronic Equipment, Instruments & Components	3
Biotechnology	2

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	MARCH 31, 2013

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by US and non-US science and technology companies in all market capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Fund may invest up to 25% of its net assets in emerging market countries.

[3]    A price-weighted index comprised of common stocks and ADRs of technology-related companies listed on US exchanges. Modeled as a multi-industry technology index, the objective of the NYSE Arca Tech 100 Index is to provide a benchmark for measuring the performance of companies using technology innovation across a broad spectrum of industries.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.50%	(4.87)%	N/A	5.54%	N/A	10.75%	N/A
Service	1.35	(5.04)	N/A	5.28	N/A	10.43	N/A
Investor A	1.26	(5.12)	(10.08)%	5.13	3.99%	10.31	9.72%
Investor B	0.93	(5.86)	(10.09)	4.25	3.91	9.60	9.60
Investor C	0.93	(5.97)	(6.91)	4.23	4.23	9.39	9.39
Class R	1.13	(5.47)	N/A	4.81	N/A	9.94	N/A

NYSE Arca Tech 100 IndexSM	11.53	10.72	N/A	12.28	N/A	12.87	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,015.00	$6.98	$1,000.00	$1,018.00	$6.99	1.39%
Service	$1,000.00	$1,013.50	$7.88	$1,000.00	$1,017.10	$7.90	1.57%
Investor A	$1,000.00	$1,012.60	$8.78	$1,000.00	$1,016.21	$8.80	1.75%
Investor B	$1,000.00	$1,009.30	$12.72	$1,000.00	$1,012.27	$12.74	2.54%
Investor C	$1,000.00	$1,009.30	$13.17	$1,000.00	$1,011.82	$13.19	2.63%
Class R	$1,000.00	$1,011.30	$9.93	$1,000.00	$1,015.06	$9.95	1.98%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

MARCH 31, 2013
BLACKROCK FUNDS		11

Fund Summary as of March 31, 2013	BlackRock U.S. Opportunities Portfolio

Investment Objective

BlackRock U.S. Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

—	For the six-month period ended March 31, 2013, the Fund generated a positive double-digit return, but underperformed its benchmark, the Russell Midcap® Index.

What factors influenced performance?

—

The Fund benefited from its positioning in the materials sector, where its commodity chemicals and paper products holdings delivered strong performance. Specifically, overweight positions in Axiall Corp. and Eastman Chemical Co. (commodity chemicals) and International Paper Co. (paper products) had a positive impact on returns as each of these stocks appreciated more than 20% during the period, driven by the continual recovery of their end markets and improving profit margins. The Fund’s investments in the industrials sector also contributed positively, most notably within railroads and trucking. Cost savings associated with massive industry restructuring and consolidation since the onset of the financial crisis have resulted in higher quality players in each of these industries, which has translated to better operating and profitability measures for companies like Kansas City Southern (railroads) and Hertz Global Holdings, Inc. (trucking).

—

The Fund’s underperformance relative to the benchmark was largely attributable to stock selection in the consumer discretionary and information technology (“IT”) sectors. The Fund’s consumer discretionary holdings were the largest drag on a relative basis. After a strong finish to

2012, the Fund’s higher quality retail growth stocks gave back some of their gains in the first three months of 2013 as investors preferred the more value-oriented retail names. In IT, stock selection was weakest in systems software, communications equipment and semiconductor equipment. The stocks owned in these particular groups continued to be hampered by the cautious tone of corporate technology officers regarding spending on software and IT equipment maintenance.

Describe recent portfolio activity.

—

During the six-month period, the Fund reduced its allocations to consumer discretionary, financials and the more defensive health care and utilities sectors. The proceeds were used to increase exposures to industrials and materials, with an emphasis on chemicals, housing and transportation-related names, where valuations remain attractive despite their recent strong performance.

Describe portfolio positioning at period end.

—

At period end, the Fund’s holdings reflected a preference for well-capitalized businesses with the ability to grow consistently and generate cash flow in excess of their cost of capital. These companies, more often than not, have re-invested in their businesses, restructured, and are now among the lowest cost producers in their respective industries and hold significant market share. The Fund’s overall positioning was consistent with the view that economies around the world continue to recover.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Triumph Group, Inc.	2%
SBA Communications Corp., Class A	2
Ingersoll-Rand Plc	2
Brown & Brown, Inc.	1
Concho Resources, Inc.	1
Invesco Ltd.	1
Axiall Corp.	1
AON Plc	1
Cabot Oil & Gas Corp.	1
Eastman Chemical Co.	1

Sector Allocation	Percent of Long-Term Investments
Information Technology	17%
Financials	17
Consumer Discretionary	15
Industrials	15
Health Care	10
Energy	9
Materials	8
Consumer Staples	5
Telecommunication Services	2
Utilities	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	MARCH 31, 2013

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1] Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by US emerging capitalization companies with relatively attractive earnings growth potential and valuation.

[3]    This market index measures the performance of the mid-cap segment of the US equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	14.84%	11.95%	N/A	6.80%	N/A	14.07%	N/A
Service	14.56	11.39	N/A	6.30	N/A	13.59	N/A
Investor A	14.55	11.43	5.59%	6.27	5.13%	13.54	12.93%
Investor B	14.10	10.54	6.04	5.46	5.14	12.86	12.86
Investor C	14.11	10.59	9.59	5.49	5.49	12.71	12.71
Russell Midcap® Index	16.21	17.30	N/A	8.37	N/A	12.27	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,148.40	$5.52	$1,000.00	$1,019.80	$5.19	1.03%
Service	$1,000.00	$1,145.60	$8.24	$1,000.00	$1,017.25	$7.75	1.54%
Investor A	$1,000.00	$1,145.50	$8.29	$1,000.00	$1,017.20	$7.80	1.55%
Investor B	$1,000.00	$1,141.00	$12.38	$1,000.00	$1,013.36	$11.65	2.32%
Investor C	$1,000.00	$1,141.10	$12.12	$1,000.00	$1,013.61	$11.40	2.27%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

MARCH 31, 2013
BLACKROCK FUNDS		13

About Fund Performance

—	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, the performance results of Service Shares of the BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”) are those of Investor A Shares restated to reflect Service Share fees.

—	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

—

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

—

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to September 8, 2008, the performance results of Class R Shares of BlackRock Science & Technology Opportunities Portfolio are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to September 12, 2011, the performance results of Class R Shares of BlackRock Global Opportunities Portfolio and Health Sciences Opportunities are those of the applicable Funds’ Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for Health Sciences Opportunities for the periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with Health Sciences Opportunities on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements.

14	BLACKROCK FUNDS	MARCH 31, 2013

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2012 and held through March 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		15

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina – 0.4%
Arcos Dorados Holdings, Inc.	94,000	$1,240,800

Australia – 0.2%
CSL Ltd.	11,484	709,469

Belgium – 1.1%
Anheuser-Busch InBev NV	37,178	3,695,996

Canada – 0.4%
Detour Gold Corp. (a)	67,500	1,295,857

China – 1.1%
China Construction Bank Corp., H Shares	4,637,800	3,801,277

Cyprus – 0.8%
Eurasia Drilling Co. Ltd. - GDR	73,300	2,602,150

France – 4.5%
AXA SA	149,500	2,583,459
BNP Paribas SA	43,280	2,225,266
Danone SA	36,000	2,506,538
LVMH Moet Hennessy Louis Vuitton SA	9,300	1,597,769
Sanofi	26,400	2,692,308
Technip SA	15,800	1,620,541
Valeo SA	29,700	1,609,198

		14,835,079

Germany – 2.7%
Deutsche Lufthansa AG, Registered Shares	127,600	2,495,673
GSW Immobilien AG	15,300	605,833
SAP AG - ADR	39,600	3,189,384
Volkswagen AG, Preference Shares	13,700	2,728,552

		9,019,442

Hong Kong – 1.3%
AIA Group Ltd.	1,015,100	4,462,630

India – 1.0%
ICICI Bank Ltd.	82,700	1,609,252
Jubilant Foodworks Ltd. (a)	74,016	1,703,815

		3,313,067

Indonesia – 3.3%
Alam Sutera Realty Tbk PT	14,937,000	1,647,624
Bank Mandiri Perseo Tbk PT	2,836,500	2,924,329
Global Mediacom Tbk PT	9,188,500	2,200,465
Matahari Department Store Tbk PT (a)	2,787,700	3,149,943
Tower Bersama Infrastructure Tbk PT (a)	1,964,800	1,222,584

		11,144,945

Ireland – 1.3%
Eaton Corp. Plc	27,400	1,678,250
Ingersoll-Rand Plc	45,800	2,519,458

		4,197,708

Italy – 1.6%
Eni SpA	166,100	3,718,567

Common Stocks	Shares	Value

Italy (concluded)
Saipem SpA	55,500	$1,705,744

		5,424,311

Japan – 6.6%
Dena Co. Ltd.	32,300	876,264
Hino Motors Ltd.	214,000	2,294,967
Honda Motor Co. Ltd.	89,600	3,382,119
ITOCHU Corp.	221,300	2,657,574
ORIX Corp.	241,000	3,047,685
Softbank Corp.	74,300	3,423,890
Tokio Marine Holdings, Inc.	95,800	2,695,583
Toyota Motor Corp.	40,900	2,110,575
Yahoo! Japan Corp.	3,510	1,613,750

		22,102,407

Mexico – 1.4%
Fomento Economico Mexicano SAB de CV - ADR	18,300	2,077,050
Grupo Mexico SAB de CV, Series B	606,900	2,458,927

		4,535,977

Spain – 0.7%
Iberdrola SA	481,257	2,249,727

Sweden – 1.6%
Electrolux AB, Series B	18,058	459,669
Svenska Cellulosa AB, B Shares	184,438	4,755,204
Volvo AB, B Shares	16,855	245,739

		5,460,612

Switzerland – 8.4%
Cie Financiere Richemont SA, Class A	33,659	2,650,869
GAM Holding AG	136,800	2,318,187
Glencore International Plc	651,700	3,536,925
Nestle SA	47,000	3,402,682
Novartis AG, Registered Shares	46,600	3,322,323
Partners Group Holding AG	12,400	3,063,256
Roche Holding AG	19,300	4,500,699
Transocean Ltd. (a)	42,900	2,229,084
UBS AG, Registered Shares	194,200	2,987,200

		28,011,225

Taiwan – 0.6%
MediaTek, Inc.	174,000	1,995,239

Thailand – 0.7%
Bangkok Bank Pcl	312,500	2,424,385

United Kingdom – 12.3%
Afren Plc (a)	734,900	1,588,783
APR Energy Plc	114,875	1,472,959
Aveva Group Plc	47,800	1,648,636
Babcock International Group Plc	60,800	1,007,047
Barclays Plc	704,600	3,135,674

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	HKD	Hong Kong Dollar
	AUD	Australian Dollar	JPY	Japanese Yen
	CAD	Canadian Dollar	MXN	Mexican Peso
	CHF	Swiss Franc	NOK	Norwegian Krone
	DKK	Danish Krone	SEK	Swedish Krona
	EUR	Euro	SGD	Singapore Dollar
	GBP	British Pound	USD	US Dollar
	GDR	Global Depositary Receipts	ZAR	South African Rand

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United Kingdom (concluded)
BG Group Plc	187,900	$3,234,138
British American Tobacco Plc	58,200	3,121,550
Crest Nicholson Holdings Plc (a)	399,500	1,789,604
Diageo Plc	79,600	2,508,818
esure Group Plc (a)	896,796	4,088,852
HSBC Holdings Plc	261,983	2,795,893
National Grid Plc	269,600	3,133,410
SABMiller Plc	51,500	2,717,033
Tullow Oil Plc	153,000	2,864,783
Unilever Plc	79,200	3,350,706
Vodafone Group Plc - ADR	95,300	2,707,473

		41,165,359

United States – 46.0%
AbbVie, Inc.	41,300	1,684,214
Adobe Systems, Inc. (a)	61,200	2,662,812
Air Products & Chemicals, Inc.	17,500	1,524,600
Amgen, Inc.	17,900	1,834,929
Apple, Inc.	3,000	1,327,890
Axiall Corp.	26,700	1,659,672
Bank of America Corp.	430,200	5,239,836
Baxter International, Inc.	24,300	1,765,152
Becton Dickinson & Co.	26,400	2,524,104
The Boeing Co.	29,400	2,523,990
Bristol-Myers Squibb Co.	98,300	4,048,977
Cabot Oil & Gas Corp.	40,900	2,765,249
Cameron International Corp. (a)	41,100	2,679,720
Celgene Corp. (a)	28,492	3,302,508
Cisco Systems, Inc.	115,400	2,413,014
Citigroup, Inc.	88,060	3,895,774
Comcast Corp., Class A	76,300	3,205,363
Crown Holdings, Inc. (a)	49,300	2,051,373
CSX Corp.	106,800	2,630,484
DIRECTV (a)	30,700	1,737,927
Eastman Chemical Co.	42,000	2,934,540
eBay, Inc. (a)	62,300	3,377,906
Eli Lilly & Co.	56,200	3,191,598
Exxon Mobil Corp.	25,400	2,288,794
Facebook, Inc., Class A (a)	80,300	2,054,074
FedEx Corp.	26,100	2,563,020
Gilead Sciences, Inc. (a)	69,000	3,376,170
Google, Inc., Class A (a)	4,050	3,215,822
The Hain Celestial Group, Inc. (a)	40,158	2,452,851
HCA Holdings, Inc.	35,800	1,454,554
Hertz Global Holdings, Inc. (a)	138,300	3,078,558

Common Stocks	Shares	Value

United States (concluded)
International Business Machines Corp.	10,400	$2,218,320
International Paper Co.	53,300	2,482,714
JPMorgan Chase & Co.	75,800	3,597,468
Kennedy-Wilson Holdings, Inc.	108,800	1,687,488
Kraft Foods Group, Inc.	56,166	2,894,234
Las Vegas Sands Corp.	40,700	2,293,445
Liberty Global, Inc., Class A (a)	38,800	2,847,920
Lowe’s Cos., Inc.	65,700	2,491,344
Mondelez International, Inc., Class A	116,600	3,569,126
Monsanto Co.	33,800	3,570,294
Oasis Petroleum, Inc. (a)	55,500	2,112,885
Oracle Corp.	87,800	2,839,452
Owens Corning (a)	78,500	3,095,255
Pfizer, Inc.	148,000	4,271,280
Roper Industries, Inc.	26,500	3,373,715
Rowan Cos. Plc, Class A (a)	80,400	2,842,944
SanDisk Corp. (a)	56,062	3,083,410
Smithfield Foods, Inc. (a)	74,100	1,962,168
Time Warner, Inc.	55,600	3,203,672
United Rentals, Inc. (a)	49,325	2,711,395
Universal Health Services, Inc., Class B	22,600	1,443,462
Visa, Inc., Class A	20,600	3,498,704
Weyerhaeuser Co.	80,814	2,535,943
Whirlpool Corp.	23,700	2,807,502
WisdomTree Investments, Inc. (a)	190,020	1,976,208
Xilinx, Inc.	68,100	2,599,377

		153,475,200

Total Long-Term Investments
(Cost – $272,834,891) – 98.0%		327,162,862

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (b)(c)	3,338,253	3,338,253

Total Short-Term Securities
(Cost – $3,338,253) – 1.0%		3,338,253

Total Investments (Cost – $276,173,144) – 99.0%		330,501,115
Other Assets Less Liabilities – 1.0%		3,230,678

Net Assets – 100.0%		$333,731,793

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Represents the current yield as of report date.
(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2012	Net Activity	Shares Held at March 31, 2013	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,615,812	1,722,441	3,338,253	$1,602

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CHF	670,215	USD	703,631	UBS AG	4/02/13	$2,602
GBP	4,000	USD	6,057	Deutsche Bank AG	4/02/13	22
GBP	12,696	USD	19,262	Citigroup, Inc.	4/03/13	33
USD	69,231	CHF	65,718	Bank of America Corp.	4/03/13	(19)
USD	2,887,057	EUR	2,251,924	UBS AG	4/03/13	541
AUD	5,387,874	USD	5,616,180	BNP Paribas SA	4/17/13	(14,931)
AUD	1,725,444	USD	1,809,796	UBS AG	4/17/13	(16,019)
AUD	2,424,943	USD	2,474,909	UBS AG	4/17/13	46,068
CAD	1,716,000	USD	1,725,447	Goldman Sachs Group, Inc.	4/17/13	(36,946)
CAD	67,923	USD	65,779	Goldman Sachs Group, Inc.	4/17/13	1,056
CAD	10,507,000	USD	10,624,518	Royal Bank of Scotland Group Plc	4/17/13	(285,893)
CHF	205,983	USD	219,185	Bank of America Corp.	4/17/13	(2,145)
CHF	65,718	USD	69,242	Bank of America Corp.	4/17/13	4
CHF	365,475	USD	389,675	Citigroup, Inc.	4/17/13	(4,583)
CHF	209,182	USD	222,485	Citigroup, Inc.	4/17/13	(2,075)
CHF	52,176	USD	55,507	Citigroup, Inc.	4/17/13	(531)
CHF	646,011	USD	703,270	Credit Suisse Group AG	4/17/13	(22,585)
CHF	131,876	USD	139,156	Goldman Sachs Group, Inc.	4/17/13	(202)
CHF	88,384	USD	92,803	Royal Bank of Scotland Group Plc	4/17/13	325
CHF	162,000	USD	170,848	Westpac Banking Corp.	4/17/13	(153)
DKK	8,120,583	USD	1,426,175	Deutsche Bank AG	4/17/13	(29,629)
EUR	1,679,169	USD	2,253,085	Citigroup, Inc.	4/17/13	(100,360)
EUR	1,520,000	USD	2,026,206	Citigroup, Inc.	4/17/13	(77,538)
EUR	717,396	USD	955,791	Citigroup, Inc.	4/17/13	(36,076)
EUR	5,755,000	USD	7,821,045	Deutsche Bank AG	4/17/13	(443,029)
EUR	2,251,924	USD	2,887,336	UBS AG	4/17/13	(328)
GBP	1,168,945	USD	1,831,473	Citigroup, Inc.	4/17/13	(55,509)
GBP	2,030,904	USD	3,104,917	Citigroup, Inc.	4/17/13	(19,390)
GBP	43,389	USD	65,462	Citigroup, Inc.	4/17/13	459
GBP	476,634	USD	753,103	Deutsche Bank AG	4/17/13	(28,959)
GBP	1,138,835	USD	1,711,277	Northern Trust Co.	4/17/13	18,940
GBP	41,527	USD	65,845	Royal Bank of Scotland Group Plc	4/17/13	(2,754)
HKD	2,791,435	USD	360,042	Citigroup, Inc.	4/17/13	(401)
HKD	11,070,000	USD	1,428,481	Royal Bank of Scotland Group Plc	4/17/13	(2,250)
HKD	30,589,666	USD	3,941,858	UBS AG	4/17/13	(763)
JPY	46,656,785	USD	496,156	Bank of New York Mellon Corp.	4/17/13	(455)
MXN	12,154,000	USD	942,409	Citigroup, Inc.	4/17/13	39,733
NOK	8,139,000	USD	1,447,141	BNP Paribas SA	4/17/13	(54,756)
NOK	11,029,000	USD	1,998,623	UBS AG	4/17/13	(111,829)
SEK	25,246,316	USD	3,882,197	Bank of New York Mellon Corp.	4/17/13	(9,720)
SEK	2,304,728	USD	360,129	Citigroup, Inc.	4/17/13	(6,611)
SEK	2,778,505	USD	430,865	UBS AG	4/17/13	(4,677)
SGD	2,518,000	USD	2,047,211	Citigroup, Inc.	4/17/13	(17,047)
USD	840,633	CHF	795,000	Barclays Bank Plc	4/17/13	2,962
USD	179,219	CHF	170,246	BNP Paribas SA	4/17/13	(164)
USD	774,930	CHF	710,645	Goldman Sachs Group, Inc.	4/17/13	26,141
USD	3,967,027	CHF	3,661,530	Goldman Sachs Group, Inc.	4/17/13	108,967
USD	351,019	CHF	325,281	Royal Bank of Scotland Group Plc	4/17/13	8,279
USD	703,743	CHF	670,215	UBS AG	4/17/13	(2,445)

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	895,537	CHF	845,771	UBS AG	4/17/13	$ 4,370
USD	1,311,020	CHF	1,216,849	UBS AG	4/17/13	28,857
USD	2,424,791	CHF	2,247,340	UBS AG	4/17/13	56,827
USD	2,209,163	CHF	2,030,000	UBS AG	4/17/13	70,205
USD	144,428	EUR	108,000	BNP Paribas SA	4/17/13	5,970
USD	164,346	EUR	121,000	BNP Paribas SA	4/17/13	9,222
USD	2,352,168	EUR	1,795,000	BNP Paribas SA	4/17/13	50,945
USD	340,389	EUR	260,000	Citigroup, Inc.	4/17/13	7,064
USD	430,211	EUR	319,000	Citigroup, Inc.	4/17/13	21,247
USD	221,498	EUR	166,000	Credit Suisse Group AG	4/17/13	8,683
USD	1,724,839	EUR	1,328,660	Deutsche Bank AG	4/17/13	21,472
USD	11,444,686	EUR	8,742,942	Deutsche Bank AG	4/17/13	236,073
USD	844,774	EUR	640,999	Royal Bank of Scotland Group Plc	4/17/13	23,001
USD	2,614,953	GBP	1,721,000	Bank of America Corp.	4/17/13	259
USD	1,175,778	GBP	757,000	BNP Paribas SA	4/17/13	25,678
USD	1,114,395	GBP	697,000	BNP Paribas SA	4/17/13	55,452
USD	1,841,438	GBP	1,141,000	BNP Paribas SA	4/17/13	107,931
USD	2,108,898	GBP	1,316,645	BNP Paribas SA	4/17/13	108,536
USD	1,001,770	GBP	660,000	Citigroup, Inc.	4/17/13	(959)
USD	145,377	GBP	96,000	Citigroup, Inc.	4/17/13	(475)
USD	19,261	GBP	12,696	Citigroup, Inc.	4/17/13	(28)
USD	2,133,589	GBP	1,347,596	Citigroup, Inc.	4/17/13	86,204
USD	1,530,915	GBP	965,000	Deutsche Bank AG	4/17/13	64,802
USD	1,349,161	GBP	840,390	Royal Bank of Scotland Group Plc	4/17/13	72,367
USD	1,961,339	GBP	1,222,000	Royal Bank of Scotland Group Plc	4/17/13	104,770
USD	6,423,384	GBP	4,100,000	UBS AG	4/17/13	194,306
USD	2,116,924	HKD	16,405,000	Deutsche Bank AG	4/17/13	3,346
USD	44,649	JPY	4,135,000	Credit Suisse Group AG	4/17/13	717
USD	268,919	JPY	24,546,980	Credit Suisse Group AG	4/17/13	8,122
USD	3,666,695	JPY	342,385,000	Credit Suisse Group AG	4/17/13	29,053
USD	2,903,380	JPY	265,060,000	Deutsche Bank AG	4/17/13	87,271
USD	467,977	JPY	42,116,660	Royal Bank of Scotland Group Plc	4/17/13	20,512
USD	1,540,938	JPY	133,845,600	Royal Bank of Scotland Group Plc	4/17/13	118,906
USD	2,189,792	NOK	12,324,000	Citigroup, Inc.	4/17/13	81,456
USD	5,234,688	SEK	34,534,000	Royal Bank of Scotland Group Plc	4/17/13	(62,406)
ZAR	27,525,000	USD	3,071,092	UBS AG	4/17/13	(85,799)

Total						$429,317

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		19

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$ 1,240,800	–	–	$ 1,240,800
Australia	–	$ 709,469	–	709,469
Belgium	–	3,695,996	–	3,695,996
Canada	1,295,857	–	–	1,295,857
China	–	3,801,277	–	3,801,277
Cyprus	2,602,150	–	–	2,602,150
France	–	14,835,079	–	14,835,079
Germany	3,189,384	5,830,058	–	9,019,442
Hong Kong	–	4,462,630	–	4,462,630
India	–	3,313,067	–	3,313,067
Indonesia	3,149,943	7,995,002	–	11,144,945
Ireland	4,197,708	–	–	4,197,708
Italy	–	5,424,311	–	5,424,311
Japan	22,102,407	–	–	22,102,407
Mexico	4,535,977	–	–	4,535,977
Spain	–	2,249,727	–	2,249,727
Sweden	–	5,460,612	–	5,460,612
Switzerland	2,229,084	25,782,141	–	28,011,225
Taiwan	1,995,239	–	–	1,995,239
Thailand	2,424,385	–	–	2,424,385
United Kingdom	8,585,929	32,579,430	–	41,165,359
United States	153,475,200	–	–	153,475,200
Short-Term Securities	3,338,253	–	–	3,338,253

Total	$214,362,316	$116,138,799	–	$330,501,115

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$ 3,198	$ 1,966,558	–	$ 1,969,756
Liabilities:
Foreign currency exchange contracts	(19)	(1,540,420)	–	(1,540,439)

Total	$ 3,179	$ 426,138	–	$ 429,317

[1] Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$ 74,911	–	–	$ 74,911
Foreign currency at value	291,298	–	–	291,298

Total	$ 366,209	–	–	$366,209

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. On March 29, 2013, US and certain other financial markets were closed, while some foreign markets were open. The Fund was re-priced for financial reporting purposes to reflect, in the valuation, the transactions related to open foreign market activities and were valued at the official closing price on the primary market or exchange on which the securities trade. The re-pricing resulted in the investments being categorized as Level 1. Therefore, these securities, with a value of $12,680,540, were transferred from Level 2 to Level 1 during the period September 30, 2012 to March 31, 2013.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Biotechnology – 24.2%
3SBio, Inc. - ADR (a)	174,071	$2,645,880
ACADIA Pharmaceuticals, Inc. (a)	1,347,400	10,698,356
Acorda Therapeutics, Inc. (a)(b)	609,800	19,531,894
Alexion Pharmaceuticals, Inc. (a)(b)	124,701	11,489,950
Alnylam Pharmaceuticals, Inc. (a)	614,861	14,984,163
Amgen, Inc.	826,910	84,766,544
Biogen Idec, Inc. (a)	63,100	12,172,621
BioMarin Pharmaceutical, Inc. (a)	277,400	17,270,924
Celgene Corp. (a)	796,652	92,339,933
Celldex Therapeutics, Inc. (a)(b)	1,063,700	12,317,646
Cepheid, Inc. (a)	185,400	7,113,798
ChemoCentryx, Inc. (a)	145,639	2,012,731
CSL Ltd.	152,153	9,399,851
Dyax Corp. (a)	532,844	2,323,200
Exelixis, Inc. (a)(b)	635,000	2,933,700
Genmab A/S (a)	249,453	5,770,955
Gilead Sciences, Inc. (a)(b)	2,201,356	107,712,349
Infinity Pharmaceuticals, Inc. (a)(b)	516,400	25,029,908
InterMune, Inc. (a)	585,700	5,300,585
Ironwood Pharmaceuticals, Inc. (a)(b)	689,600	12,612,784
Isis Pharmaceuticals, Inc. (a)	312,067	5,286,415
Momenta Pharmaceuticals, Inc. (a)	360,800	4,813,072
Onyx Pharmaceuticals, Inc. (a)	200,400	17,807,544
Protalix BioTherapeutics, Inc. (a)(b)	973,526	5,344,658
Puma Biotechnology, Inc. (a)	271,500	9,065,385
Seattle Genetics, Inc. (a)	1,149,500	40,818,745
Synageva BioPharma Corp. (a)(b)	230,497	12,658,895
Ultragenyx Pharmaceutical, Inc. (Acquired 12/18/12, cost $3,351,658) (a)(c)	1,210,247	3,351,658
Verastem, Inc. (a)	140,740	1,353,919
Vertex Pharmaceuticals, Inc. (a)(b)	388,870	21,380,073

		580,308,136

Diversified Consumer Services – 0.8%
Service Corp. International	1,071,500	17,926,195

Food & Staples Retailing – 1.1%
Brazil Pharma SA	1,445,900	10,084,182
CVS Caremark Corp.	295,400	16,244,046

		26,328,228

Health Care Equipment & Supplies – 15.2%
Baxter International, Inc.	409,200	29,724,288
Becton Dickinson & Co.	364,400	34,840,284
Boston Scientific Corp. (a)	2,535,300	19,800,693
CareFusion Corp. (a)	782,500	27,379,675
Coloplast A/S, Class B	240,200	12,943,022
The Cooper Cos., Inc.	290,400	31,328,352
Covidien Plc	555,800	37,705,472
DENTSPLY International, Inc.	652,300	27,670,566
Given Imaging Ltd. (a)	228,469	3,735,468
Medtronic, Inc.	507,200	23,818,112
Sirona Dental Systems, Inc. (a)	453,500	33,436,555
Stryker Corp.	753,900	49,184,436
Teleflex, Inc.	235,300	19,885,203
Thoratec Corp. (a)	359,800	13,492,500

		364,944,626

Health Care Providers & Services – 13.4%
Aetna, Inc.	236,423	12,085,944
AmerisourceBergen Corp. (d)	464,200	23,883,090
Brookdale Senior Living, Inc. (a)	681,100	18,989,068
Capital Senior Living Corp. (a)	560,687	14,818,957
Cardinal Health, Inc. (d)	369,345	15,372,139

Common Stocks	Shares	Value

Health Care Providers & Services (concluded)
Catamaran Corp. (a)	674,600	$35,774,038
CIGNA Corp.	191,000	11,912,670
Express Scripts Holding Co. (a)	410,747	23,679,565
HCA Holdings, Inc.	818,000	33,235,340
McKesson Corp.	242,700	26,201,892
Team Health Holdings, Inc. (a)	329,651	11,992,703
UnitedHealth Group, Inc.	682,482	39,044,795
Universal Health Services, Inc., Class B	856,200	54,685,494

		321,675,695

Health Care Technology – 0.8%
Cerner Corp. (a)(b)	197,100	18,675,225

Industrial Conglomerates – 0.6%
Koninklijke Philips Electronics NV	493,674	14,605,756

Life Sciences Tools & Services – 5.3%
ICON Plc (a)	701,600	22,654,664
Illumina, Inc. (a)	331,400	17,895,600
Life Technologies Corp. (a)	73,800	4,769,694
Mettler-Toledo International, Inc. (a)	44,506	9,489,569
Morphosys AG (a)	85,600	3,505,169
Thermo Fisher Scientific, Inc.	463,000	35,414,870
Waters Corp. (a)(b)	362,575	34,049,418

		127,778,984

Pharmaceuticals – 37.2%
AbbVie, Inc.	1,417,700	57,813,806
Actavis, Inc. (a)	77,100	7,101,681
Allergan, Inc.	503,800	56,239,194
Bayer AG, Registered Shares	178,700	18,467,201
Bristol-Myers Squibb Co.	1,901,900	78,339,261
Eli Lilly & Co.	1,377,800	78,245,262
Johnson & Johnson	1,248,700	101,806,511
Merck & Co., Inc.	681,200	30,129,476
Mylan, Inc. (a)	466,100	13,488,934
Novartis AG, Registered Shares	1,231,500	87,799,168
Ono Pharmaceutical Co. Ltd.	121,400	7,386,091
Pfizer, Inc.	4,018,040	115,960,634
Roche Holding AG	408,600	95,284,232
Sanofi	687,800	70,142,788
Takeda Pharmaceutical Co. Ltd.	268,200	14,324,124
Teva Pharmaceutical Industries Ltd. - ADR	436,200	17,308,416
Valeant Pharmaceuticals International, Inc. (a)	342,700	25,709,354
Zoetis, Inc. (a)	477,900	15,961,860

		891,507,993

Total Long-Term Investments
(Cost – $ 1,791,784,916) – 98.6%		2,363,750,838

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (e)(f)	28,103,991	28,103,991

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.23% (e)(f)(g)	$ 148,972	148,972,154

Total Short-Term Securities
(Cost – $ 177,076,145) – 7.4%		177,076,145

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		21

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Value

Total Investments Before Options Written
(Cost – $1,968,861,061) – 106.0%	$2,540,826,983

Options Written

(Premiums Received – $ 170,116) – (0.0)%	(93,752)

Value

Total Investments Net of Options Written – 106.0%	$2,540,733,231
Liabilities in Excess of Other Assets – (6.0)%	(143,316,413)

Net Assets – 100.0%	$2,397,416,818

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Restricted security as to resale. As of report date, the Fund held 0.1% of its net assets, with a current value of $3,351,658 and an original cost of $3,351,658, in this security.
(d)	All or a portion of security has been pledged/segregated as collateral in connection with outstanding options written.
(e)	Represents the current yield as of report date.
(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at March 31, 2013	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	62,805,555	(34,701,564)	28,103,991	$ 26,393
BlackRock Liquidity Series LLC, Money Market Series	$176,438,673	$(27,466,519)	$148,972,154	$147,001

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Exchange-traded options written as of March 31, 2013 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Market Value

AmerisourceBergen Corp.	Call	$52	4/20/13	692	$(47,927)
Cardinal Health, Inc.	Call	$43	4/20/13	1,833	(45,825)

Total					$(93,752)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	96,953,000	USD	1,028,488	Citigroup, Inc.	4/01/13	$ 955
JPY	6,497,000	USD	68,927	Citigroup, Inc.	4/02/13	58
CHF	539,620	USD	569,159	Citigroup, Inc.	4/03/13	(540)
EUR	256,035	USD	328,390	Citigroup, Inc.	4/03/13	(205)
AUD	7,157,192	USD	7,304,666	UBS AG	4/17/13	135,970
CHF	1,589,634	USD	1,691,130	Citigroup, Inc.	4/17/13	(16,174)
CHF	1,822,616	USD	1,913,747	Royal Bank of Scotland Group Plc	4/17/13	6,697
DKK	876,393	USD	156,568	Royal Bank of Scotland Group Plc	4/17/13	(5,849)
DKK	42,098	USD	7,369	Royal Bank of Scotland Group Plc	4/17/13	(129)
EUR	13,572,699	USD	18,211,658	Citigroup, Inc.	4/17/13	(811,208)
JPY	256,330,000	USD	2,714,808	HSBC Holdings Plc	4/17/13	6,895
USD	11,100,291	AUD	10,647,782	Royal Bank of Scotland Group Plc	4/17/13	30,828
USD	13,529,432	CHF	12,795,000	Barclays Bank Plc	4/17/13	47,671
USD	1,545,766	CHF	1,468,368	BNP Paribas SA	4/17/13	(1,415)

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	9,180,642	CHF	8,715,000	Citigroup, Inc.	4/17/13	$ (2,128)
USD	569,234	CHF	539,620	Citigroup, Inc.	4/17/13	651
USD	2,236,551	CHF	2,063,525	Deutsche Bank AG	4/17/13	62,268
USD	127,404,637	CHF	117,593,333	Goldman Sachs Group, Inc.	4/17/13	3,499,580
USD	2,148,000	CHF	2,028,386	Royal Bank of Scotland Group Plc	4/17/13	10,742
USD	2,053,803	CHF	1,938,006	Royal Bank of Scotland Group Plc	4/17/13	11,777
USD	4,485,776	CHF	4,231,674	Royal Bank of Scotland Group Plc	4/17/13	26,970
USD	4,769,540	CHF	4,427,025	Royal Bank of Scotland Group Plc	4/17/13	104,898
USD	670,893	CHF	632,695	UBS AG	4/17/13	4,238
USD	3,406,556	CHF	3,224,469	UBS AG	4/17/13	9,017
USD	5,058,240	CHF	4,714,224	UBS AG	4/17/13	90,984
USD	2,956,467	CHF	2,711,984	UBS AG	4/17/13	98,919
USD	6,056,154	CHF	5,565,000	UBS AG	4/17/13	192,457
USD	366,138	DKK	2,047,220	Deutsche Bank AG	4/17/13	14,065
USD	5,041,517	DKK	28,182,195	Deutsche Bank AG	4/17/13	194,855
USD	5,144,888	DKK	28,769,319	Deutsche Bank AG	4/17/13	197,255
USD	160,694	DKK	924,569	Royal Bank of Scotland Group Plc	4/17/13	1,691
USD	250,369	DKK	1,432,865	Royal Bank of Scotland Group Plc	4/17/13	3,951
USD	259,947	DKK	1,487,943	Royal Bank of Scotland Group Plc	4/17/13	4,056
USD	843,985	DKK	4,679,581	Royal Bank of Scotland Group Plc	4/17/13	39,209
USD	328,416	EUR	256,035	Citigroup, Inc.	4/17/13	174
USD	402,150	EUR	312,068	Citigroup, Inc.	4/17/13	2,074
USD	323,756	EUR	250,109	Citigroup, Inc.	4/17/13	3,111
USD	733,152	EUR	566,000	Citigroup, Inc.	4/17/13	7,530
USD	433,596	EUR	324,573	Citigroup, Inc.	4/17/13	17,487
USD	1,003,226	EUR	766,000	Citigroup, Inc.	4/17/13	21,200
USD	1,622,821	EUR	1,245,274	Citigroup, Inc.	4/17/13	26,357
USD	2,134,160	EUR	1,637,994	Citigroup, Inc.	4/17/13	34,222
USD	5,697,485	EUR	4,400,000	Citigroup, Inc.	4/17/13	56,604
USD	2,648,023	EUR	2,043,720	Deutsche Bank AG	4/17/13	27,937
USD	4,972,297	EUR	3,796,000	Deutsche Bank AG	4/17/13	105,755
USD	98,670,840	EUR	75,377,641	Deutsche Bank AG	4/17/13	2,035,316
USD	2,787,294	EUR	2,093,000	Royal Bank of Scotland Group Plc	4/17/13	104,030
USD	1,544,739	JPY	146,373,000	Barclays Bank Plc	4/17/13	(10,389)
USD	175,051	JPY	16,621,728	Citigroup, Inc.	4/17/13	(1,546)
USD	1,028,591	JPY	96,953,000	Citigroup, Inc.	4/17/13	(1,479)
USD	461,274	JPY	42,998,989	Citigroup, Inc.	4/17/13	4,435
USD	272,610	JPY	26,127,494	Deutsche Bank AG	4/17/13	(4,979)
USD	2,715,162	JPY	256,330,000	Royal Bank of Canada	4/17/13	(8,196)
USD	161,762	JPY	15,540,000	Royal Bank of Scotland Group Plc	4/17/13	(3,342)
USD	2,046,624	JPY	192,742,000	Royal Bank of Scotland Group Plc	4/17/13	(1,149)
USD	353,409	JPY	33,045,000	Royal Bank of Scotland Group Plc	4/17/13	2,325
USD	856,713	JPY	77,967,044	Royal Bank of Scotland Group Plc	4/17/13	28,358
USD	4,927,895	JPY	443,497,265	Royal Bank of Scotland Group Plc	4/17/13	215,993
USD	5,245,328	JPY	463,975,000	Royal Bank of Scotland Group Plc	4/17/13	315,862
USD	853,764	JPY	78,428,000	UBS AG	4/17/13	20,512

Total						$6,957,211

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		23

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$ 561,785,672	$ 15,170,806	$ 3,351,658	$ 580,308,136
Diversified Consumer Services	17,926,195	–	–	17,926,195
Food & Staples Retailing	26,328,228	–	–	26,328,228
Health Care Equipment & Supplies	352,001,604	12,943,022	–	364,944,626
Health Care Providers & Services	321,675,695	–	–	321,675,695
Health Care Technology	18,675,225	–	–	18,675,225
Industrial Conglomerates	–	14,605,756	–	14,605,756
Life Sciences Tools & Services	124,273,815	3,505,169	–	127,778,984
Pharmaceuticals	619,814,604	271,693,389	–	891,507,993
Short-Term Securities	28,103,991	148,972,154	–	177,076,145

Total	$2,070,585,029	$466,890,296	$ 3,351,658	$2,540,826,983

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$ 7,909	$ 7,818,031	–	$ 7,825,940
Liabilities:
Equity contracts	(93,752)	–	–	(93,752)
Foreign currency exchange contracts	(745)	(867,984)	–	(868,729)

Total	$ (86,588)	$ 6,950,047	–	$ 6,863,459

[1]  Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$ 884,738	–	–	$ 884,738
Foreign currency at value	4,209	–	–	4,209
Liabilities:
Foreign bank overdraft	–	$ (1,554,397)	–	(1,554,397)
Collateral on securities loaned at value	–	(148,972,154)	–	(148,972,154)

Total	$ 888,947	$(150,526,551)	–	$(149,637,604)

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

There were no transfers between levels during the six months ended March 31, 2013.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices from recent transactions or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		25

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock International Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia – 0.6%
CSL Ltd.	180,451	$11,148,071

Belgium – 2.8%
Ageas	295,600	10,032,618
Anheuser-Busch InBev NV	189,779	18,866,601
KBC Groep NV	577,166	20,011,948

		48,911,167

Canada – 0.4%
Gildan Activewear, Inc.	179,800	7,163,368

China – 0.8%
Tencent Holdings Ltd.	464,500	14,855,226

Cyprus – 0.9%
Eurasia Drilling Co. Ltd. - GDR	445,200	15,804,600

Finland – 0.9%
Konecranes Oyj	469,400	15,535,929

France – 5.8%
Publicis Groupe SA	176,200	11,825,832
Rexel SA	842,494	18,395,317
Safran SA	194,400	8,675,963
Sanofi	442,500	45,126,758
Technip SA	82,000	8,410,402
Valeo SA	155,900	8,446,933

		100,881,205

Germany – 8.0%
BASF SE	148,400	13,029,388
Bayer AG, Registered Shares	172,500	17,826,481
Brenntag AG	30,200	4,722,101
Deutsche Lufthansa AG, Registered Shares	866,300	16,943,585
Deutsche Wohnen AG	985,000	17,918,271
Gerry Weber International AG	275,088	12,027,940
LEG Immobilien AG (a)	172,500	9,242,419
Linde AG	49,500	9,220,378
SAP AG	108,600	8,734,054
SAP AG - ADR	212,000	17,074,480
Volkswagen AG, Preference Shares	71,200	14,180,506

		140,919,603

Hong Kong – 5.3%
AIA Group Ltd.	6,970,100	30,642,277
Cheung Kong Holdings Ltd.	981,000	14,531,198
Jardine Matheson Holdings Ltd.	205,600	13,158,400
Melco Crown Entertainment Ltd. - ADR (a)(b)	654,000	15,264,360
Wharf Holdings Ltd.	2,179,400	19,488,594

		93,084,829

India – 0.7%
Jubilant Foodworks Ltd. (a)	528,056	12,155,612

Indonesia – 2.3%
Global Mediacom Tbk PT	31,933,500	7,647,446
Indofood Sukses Makmur Tbk PT	12,961,200	9,932,778
Matahari Department Store Tbk PT (a)	14,667,700	16,573,672
Tower Bersama Infrastructure Tbk PT (a)	8,655,000	5,385,519

		39,539,415

Ireland – 2.5%
Accenture Plc, Class A	156,900	11,919,693
DCC Plc	777,053	26,848,834
Kingspan Group Plc	469,179	5,707,251

		44,475,778

Italy – 2.9%
Banca Generali SpA	454,900	8,659,098

Common Stocks	Shares	Value

Italy (concluded)
Eni SpA	1,314,200	$29,421,674
Saipem SpA	439,900	13,519,943

		51,600,715

Japan – 13.1%
Honda Motor Co. Ltd.	789,200	29,789,828
Hulic Co. Ltd	1,667,500	13,686,319
ITOCHU Corp.	1,008,700	12,113,397
JGC Corp.	395,000	9,977,755
Kubota Corp.	597,100	8,482,903
Nabtesco Corp.	469,800	9,652,400
Nippon Paper Group, Inc. (b)	539,800	8,402,810
ORIX Corp.	2,811,000	35,547,898
Softbank Corp.	569,500	26,243,682
Sumitomo Mitsui Financial Group, Inc.	429,600	17,219,580
Tokio Marine Holdings, Inc.	283,600	7,979,826
Toyota Motor Corp.	484,900	25,022,446
Unipres Corp.	393,400	8,997,490
Yahoo! Japan Corp.	36,401	16,735,648

		229,851,982

Malaysia – 0.4%
Astro Malaysia Holdings Bhd	6,906,600	6,295,369

Mexico – 1.5%
Fomento Economico Mexicano SAB de CV - ADR	149,600	16,979,600
Grupo Mexico SAB de CV, Series B	2,397,500	9,713,753

		26,693,353

Netherlands – 2.9%
Aalberts Industries NV	241,905	5,416,463
ASML Holding NV	267,686	18,029,523
NXP Semiconductor NV (a)	282,300	8,542,398
Ziggo NV	535,700	18,848,100

		50,836,484

Spain – 0.4%
Duro Felguera SA	1,101,600	7,538,028

Sweden – 2.3%
Electrolux AB, Series B	386,463	9,837,476
Svenska Cellulosa AB, B Shares	1,112,922	28,693,497
Volvo AB, B Shares	108,865	1,587,207

		40,118,180

Switzerland – 21.1%
Cie Financiere Richemont SA, Class A	205,100	16,152,983
GAM Holding AG	1,381,600	23,412,333
Glencore International Plc (b)	6,104,200	33,128,889
Holcim Ltd.	226,792	18,120,968
Nestle SA	555,000	40,180,609
Novartis AG, Registered Shares	579,600	41,322,288
Partners Group Holding AG	62,700	15,489,206
Roche Holding AG	304,000	70,891,842
Swiss Re AG	459,225	37,412,051
Syngenta AG, Registered Shares	91,700	38,384,748
Transocean Ltd. (a)	310,100	16,112,796
UBS AG, Registered Shares	1,230,700	18,930,723

		369,539,436

Taiwan – 0.7%
MediaTek, Inc.	1,073,400	12,308,560

Thailand – 0.8%
Bangkok Bank Pcl	1,169,200	9,070,690

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Thailand (concluded)
Charoen Pokphand Foods Pcl	4,874,700	$5,497,782

		14,568,472

United Kingdom – 21.0%
Aberdeen Asset Management Plc	3,008,884	19,667,635
APR Energy Plc	1,465,079	18,785,645
Aveva Group Plc	238,652	8,231,176
Babcock International Group Plc	1,107,700	18,347,134
Barclays Plc - ADR	2,037,300	36,182,448
BG Group Plc	983,400	16,926,295
British American Tobacco Plc	462,100	24,784,681
Crest Nicholson Holdings Plc (a)	5,436,200	24,352,059
Diageo Plc	849,400	26,771,229
DS Smith Plc	2,503,600	8,350,310
esure Group Plc (a)	5,391,068	24,580,035
Hargreaves Lansdown Plc	713,645	9,438,040
HSBC Holdings Plc	1,112,499	11,872,632
Inchcape Plc	915,220	7,009,488
Intertek Group Plc	424,700	21,950,339
Jardine Lloyd Thompson Group Plc	634,700	8,218,942
Rexam Plc	3,036,260	24,386,687
Rotork Plc	400,806	17,717,180

Common Stocks	Shares	Value

United Kingdom (concluded)
SABMiller Plc	264,200	$13,938,645
Tullow Oil Plc	793,900	14,865,040
Unilever Plc	261,800	11,075,945

		367,451,585

United States – 0.8%
Sirona Dental Systems, Inc. (a)	186,600	13,758,018

Total Long-Term Investments (Cost – $1,478,570,673) – 98.9%		1,735,034,985

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.23% (c)(d)(e)	$20,610	20,609,972

Total Short-Term Securities (Cost – $20,609,972) – 1.2%		20,609,972

Total Investments (Cost – $1,499,180,645) – 100.1%		1,755,644,957
Liabilities in Excess of Other Assets – (0.1)%		(2,026,097)

Net Assets – 100.0%		$1,753,618,860

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.
(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at March 31, 2013	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	5,622,104	(5,622,104)	–	$4,430
BlackRock Liquidity Series LLC, Money Market Series	$4,115,755	$16,494,217	$20,609,972	$15,264

(e)	Represents the current yield as of report date.

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CHF	20,741,817	USD	21,775,957	UBS AG	4/02/13	$ 80,541
EUR	7,828,000	USD	10,025,264	Bank of America Corp.	4/02/13	8,666
EUR	1,948,264	USD	2,498,473	Bank of New York Mellon Corp.	4/02/13	(1,188)
GBP	23,000	USD	34,827	Deutsche Bank AG	4/02/13	128
USD	3,520,517	JPY	331,141,216	Deutsche Bank AG	4/02/13	4,471
USD	18,866,217	SEK	122,802,530	Citigroup, Inc.	4/02/13	47,637
EUR	12,032,711	USD	15,433,155	Citigroup, Inc.	4/03/13	(9,626)
EUR	12,032,711	USD	15,433,155	Citigroup, Inc.	4/03/13	(9,626)
GBP	445,893	USD	676,509	Citigroup, Inc.	4/03/13	1,159
USD	3,732,261	CHF	3,544,454	Bank of America Corp.	4/03/13	(2,674)
USD	1,406,907	JPY	132,370,000	Morgan Stanley	4/03/13	1,407
USD	8,640,653	EUR	6,743,356	Deutsche Bank AG	4/04/13	(2,980)
AUD	75,095,116	USD	78,277,196	BNP Paribas SA	4/17/13	(208,111)
AUD	997,043	USD	1,019,228	Citigroup, Inc.	4/17/13	17,300

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		27

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	19,567,000	USD	20,529,736	Goldman Sachs Group, Inc.	4/17/13	$ (187,830)
AUD	130,569	USD	136,952	UBS AG	4/17/13	(1,212)
CAD	93,000	USD	93,473	BNP Paribas SA	4/17/13	(1,963)
CAD	463,000	USD	448,991	Citigroup, Inc.	4/17/13	6,589
CAD	135,134,000	USD	136,645,435	Royal Bank of Scotland Group Plc	4/17/13	(3,676,960)
CHF	729,178	USD	775,912	Bank of America Corp.	4/17/13	(7,595)
CHF	3,544,454	USD	3,732,796	Bank of America Corp.	4/17/13	1,904
CHF	2,323,507	USD	2,439,170	Bank of America Corp.	4/17/13	9,049
CHF	5,002,414	USD	5,496,983	BNP Paribas SA	4/17/13	(226,069)
CHF	1,203,201	USD	1,304,212	BNP Paribas SA	4/17/13	(36,430)
CHF	6,729,000	USD	7,075,390	BNP Paribas SA	4/17/13	14,784
CHF	3,513,830	USD	3,871,738	Citigroup, Inc.	4/17/13	(169,305)
CHF	1,293,860	USD	1,379,532	Citigroup, Inc.	4/17/13	(16,225)
CHF	931,264	USD	991,328	Citigroup, Inc.	4/17/13	(10,079)
CHF	740,537	USD	787,631	Citigroup, Inc.	4/17/13	(7,346)
CHF	501,573	USD	533,597	Citigroup, Inc.	4/17/13	(5,103)
CHF	707,478	USD	749,605	Citigroup, Inc.	4/17/13	(4,154)
CHF	3,340,835	USD	3,623,076	Deutsche Bank AG	4/17/13	(102,925)
CHF	8,331,000	USD	9,182,563	Royal Bank of Scotland Group Plc	4/17/13	(404,404)
CHF	988,464	USD	1,037,887	Royal Bank of Scotland Group Plc	4/17/13	3,632
CHF	5,887,572	USD	6,377,566	UBS AG	4/17/13	(173,984)
CHF	576,000	USD	607,460	Westpac Banking Corp.	4/17/13	(544)
DKK	50,994,542	USD	8,955,899	Deutsche Bank AG	4/17/13	(186,061)
EUR	11,742,318	USD	15,246,590	Bank of America Corp.	4/17/13	(192,722)
EUR	5,275,000	USD	7,152,067	Barclays Bank Plc	4/17/13	(389,419)
EUR	6,796,000	USD	9,235,988	BNP Paribas SA	4/17/13	(523,391)
EUR	13,711,000	USD	18,342,713	Citigroup, Inc.	4/17/13	(764,959)
EUR	15,282,000	USD	20,033,938	Citigroup, Inc.	4/17/13	(442,133)
EUR	6,063,012	USD	8,135,265	Citigroup, Inc.	4/17/13	(362,372)
EUR	6,725,000	USD	8,957,801	Citigroup, Inc.	4/17/13	(336,227)
EUR	2,313,582	USD	3,087,306	Citigroup, Inc.	4/17/13	(121,252)
EUR	1,201,672	USD	1,600,995	Citigroup, Inc.	4/17/13	(60,429)
EUR	1,143,000	USD	1,523,116	Citigroup, Inc.	4/17/13	(57,769)
EUR	4,460,000	USD	6,061,140	Deutsche Bank AG	4/17/13	(343,338)
EUR	6,743,356	USD	8,641,361	Deutsche Bank AG	4/17/13	3,746
EUR	3,329,656	USD	4,311,691	Goldman Sachs Group, Inc.	4/17/13	(43,011)
EUR	23,000,000	USD	29,852,850	Morgan Stanley	4/17/13	(366,427)
EUR	1,496,224	USD	1,994,119	UBS AG	4/17/13	(75,933)
GBP	3,100,000	USD	4,981,554	BNP Paribas SA	4/17/13	(271,764)
GBP	2,614,000	USD	4,044,376	BNP Paribas SA	4/17/13	(72,959)
GBP	5,201,189	USD	8,149,088	Citigroup, Inc.	4/17/13	(246,987)
GBP	383,000	USD	605,883	Citigroup, Inc.	4/17/13	(23,996)
GBP	184,399	USD	291,924	Citigroup, Inc.	4/17/13	(11,769)
GBP	1,043,203	USD	1,594,885	Citigroup, Inc.	4/17/13	(9,960)
GBP	150,000	USD	227,460	Citigroup, Inc.	4/17/13	433
GBP	5,704,000	USD	8,644,036	Citigroup, Inc.	4/17/13	21,979
GBP	7,782,000	USD	11,720,167	Citigroup, Inc.	4/17/13	102,927
GBP	3,924,000	USD	6,192,692	Deutsche Bank AG	4/17/13	(231,009)
GBP	11,799,233	USD	18,042,585	Deutsche Bank AG	4/17/13	(116,160)

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	5,664,000	USD	8,803,074	Goldman Sachs Group, Inc.	4/17/13	$ (197,831)
GBP	911,000	USD	1,379,886	Goldman Sachs Group, Inc.	4/17/13	4,184
GBP	1,721,305	USD	2,583,111	Goldman Sachs Group, Inc.	4/17/13	32,046
GBP	5,446,254	USD	8,099,642	JPMorgan Chase & Co.	4/17/13	174,783
GBP	5,346,699	USD	8,034,249	Northern Trust Co.	4/17/13	88,923
GBP	22,883,598	USD	36,291,212	Royal Bank of Scotland Group Plc	4/17/13	(1,524,453)
GBP	242,791	USD	384,969	Royal Bank of Scotland Group Plc	4/17/13	(16,099)
HKD	27,995,000	USD	3,610,993	Citigroup, Inc.	4/17/13	(4,187)
HKD	27,386,310	USD	3,531,094	Citigroup, Inc.	4/17/13	(2,711)
HKD	9,678,281	USD	1,248,980	Citigroup, Inc.	4/17/13	(2,055)
HKD	14,297,000	USD	1,843,642	Citigroup, Inc.	4/17/13	(1,652)
HKD	161,020,000	USD	20,746,645	Citigroup, Inc.	4/17/13	(1,234)
HKD	3,399,162	USD	438,427	Citigroup, Inc.	4/17/13	(488)
HKD	246,293,000	USD	31,781,821	Royal Bank of Scotland Group Plc	4/17/13	(50,052)
HKD	6,489,000	USD	836,586	Royal Bank of Scotland Group Plc	4/17/13	(559)
JPY	2,678,200,893	USD	28,480,440	Bank of New York Mellon Corp.	4/17/13	(26,103)
JPY	281,546,000	USD	3,184,560	BNP Paribas SA	4/17/13	(193,297)
JPY	414,147,793	USD	4,623,883	Citigroup, Inc.	4/17/13	(223,802)
JPY	235,603,000	USD	2,650,314	Citigroup, Inc.	4/17/13	(147,169)
JPY	172,889,000	USD	1,922,052	Citigroup, Inc.	4/17/13	(85,207)
JPY	1,696,230,880	USD	18,190,846	Deutsche Bank AG	4/17/13	(169,373)
JPY	241,656,829	USD	2,728,520	Deutsche Bank AG	4/17/13	(161,056)
JPY	331,141,216	USD	3,520,861	Deutsche Bank AG	4/17/13	(2,677)
JPY	257,593,000	USD	2,728,133	Goldman Sachs Group, Inc.	4/17/13	8,644
JPY	355,335,000	USD	3,745,897	Goldman Sachs Group, Inc.	4/17/13	29,332
JPY	132,370,000	USD	1,407,030	Morgan Stanley	4/17/13	(675)
JPY	1,746,051,000	USD	18,680,456	Royal Bank of Scotland Group Plc	4/17/13	(129,673)
MXN	3,016,898	USD	235,957	Citigroup, Inc.	4/17/13	7,833
MXN	15,037,000	USD	1,179,768	Citigroup, Inc.	4/17/13	35,345
MXN	32,280,607	USD	2,522,782	Citigroup, Inc.	4/17/13	85,756
MXN	159,609,000	USD	12,375,928	Citigroup, Inc.	4/17/13	521,787
MXN	3,924,000	USD	305,774	Deutsche Bank AG	4/17/13	11,318
MXN	2,678,000	USD	209,220	Royal Bank of Scotland Group Plc	4/17/13	7,184
MXN	7,333,000	USD	571,433	Royal Bank of Scotland Group Plc	4/17/13	21,134
MXN	2,219,490	USD	174,363	UBS AG	4/17/13	4,989
NOK	47,787,742	USD	8,566,104	BNP Paribas SA	4/17/13	(390,783)
NOK	5,505,000	USD	978,767	BNP Paribas SA	4/17/13	(36,995)
NOK	30,489,464	USD	5,435,908	Citigroup, Inc.	4/17/13	(219,902)
NOK	27,930,000	USD	5,005,223	Goldman Sachs Group, Inc.	4/17/13	(227,079)
NOK	4,703,000	USD	849,393	Royal Bank of Scotland Group Plc	4/17/13	(44,824)
NOK	3,178,000	USD	568,022	Royal Bank of Scotland Group Plc	4/17/13	(24,344)
NOK	1,523,395	USD	272,659	UBS AG	4/17/13	(12,043)
SEK	57,576,000	USD	9,094,319	BNP Paribas SA	4/17/13	(262,863)
SEK	14,481,000	USD	2,279,109	BNP Paribas SA	4/17/13	(57,900)
SEK	11,258,000	USD	1,764,294	Citigroup, Inc.	4/17/13	(37,454)
SEK	122,802,530	USD	18,860,489	Citigroup, Inc.	4/17/13	(24,079)
SEK	10,734,245	USD	1,684,836	Goldman Sachs Group, Inc.	4/17/13	(38,334)
SEK	99,027,000	USD	15,184,944	Goldman Sachs Group, Inc.	4/17/13	4,590
SEK	7,408,000	USD	1,145,910	Royal Bank of Scotland Group Plc	4/17/13	(10,689)

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		29

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

SGD	10,163,000	USD	8,262,830	Citigroup, Inc.	4/17/13	$ (68,805)
SGD	6,445,500	USD	5,244,717	Citigroup, Inc.	4/17/13	(47,965)
SGD	157,796	USD	128,735	Citigroup, Inc.	4/17/13	(1,511)
SGD	6,283,565	USD	5,111,482	Credit Suisse Group AG	4/17/13	(45,292)
USD	7,314,385	CAD	7,485,000	Barclays Bank Plc	4/17/13	(50,668)
USD	12,450,884	CHF	11,775,000	Barclays Bank Plc	4/17/13	43,871
USD	3,507,061	CHF	3,265,000	BNP Paribas SA	4/17/13	66,815
USD	5,330,356	CHF	5,060,000	Citigroup, Inc.	4/17/13	(1,236)
USD	15,527,262	CHF	14,674,070	Citigroup, Inc.	4/17/13	65,574
USD	7,499,305	CHF	6,948,226	Citigroup, Inc.	4/17/13	178,139
USD	162,184,384	CHF	149,694,727	Goldman Sachs Group, Inc.	4/17/13	4,454,918
USD	3,800,267	CHF	3,521,620	Royal Bank of Scotland Group Plc	4/17/13	89,627
USD	21,779,433	CHF	20,741,817	UBS AG	4/17/13	(75,684)
USD	4,088,241	CHF	3,810,196	UBS AG	4/17/13	73,536
USD	14,194,187	CHF	13,174,619	UBS AG	4/17/13	312,432
USD	18,239,199	CHF	16,760,000	UBS AG	4/17/13	579,620
USD	10,026,244	EUR	7,828,000	Bank of America Corp.	4/17/13	(9,396)
USD	2,137,875	EUR	1,651,000	Bank of New York Mellon Corp.	4/17/13	21,263
USD	638,734	EUR	479,458	BNP Paribas SA	4/17/13	24,060
USD	4,349,838	EUR	3,365,000	BNP Paribas SA	4/17/13	35,846
USD	918,722	EUR	687,000	BNP Paribas SA	4/17/13	37,976
USD	4,649,299	EUR	3,548,000	BNP Paribas SA	4/17/13	100,698
USD	4,328,666	EUR	3,242,434	BNP Paribas SA	4/17/13	171,806
USD	4,355,586	EUR	3,252,000	BNP Paribas SA	4/17/13	186,462
USD	40,462	EUR	31,258	Citigroup, Inc.	4/17/13	389
USD	381,469	EUR	296,019	Citigroup, Inc.	4/17/13	1,967
USD	15,434,335	EUR	12,032,711	Citigroup, Inc.	4/17/13	8,178
USD	15,433,155	EUR	12,032,711	Citigroup, Inc.	4/17/13	9,626
USD	204,991	EUR	152,000	Citigroup, Inc.	4/17/13	10,124
USD	1,396,357	EUR	1,078,000	Citigroup, Inc.	4/17/13	14,341
USD	395,433	EUR	297,071	Citigroup, Inc.	4/17/13	14,583
USD	643,699	EUR	483,430	Citigroup, Inc.	4/17/13	23,933
USD	665,937	EUR	495,000	Citigroup, Inc.	4/17/13	31,338
USD	1,389,012	EUR	1,041,000	Citigroup, Inc.	4/17/13	54,430
USD	6,087,582	EUR	4,701,398	Citigroup, Inc.	4/17/13	60,303
USD	3,077,903	EUR	2,351,000	Citigroup, Inc.	4/17/13	63,878
USD	1,765,212	EUR	1,326,260	Citigroup, Inc.	4/17/13	64,923
USD	2,160,025	EUR	1,615,000	Citigroup, Inc.	4/17/13	89,566
USD	7,309,206	EUR	5,619,000	Citigroup, Inc.	4/17/13	105,545
USD	2,902,443	EUR	2,172,331	Citigroup, Inc.	4/17/13	117,474
USD	3,058,777	EUR	2,292,271	Citigroup, Inc.	4/17/13	120,043
USD	2,904,954	EUR	2,140,000	Citigroup, Inc.	4/17/13	161,434
USD	4,433,983	EUR	3,319,108	Citigroup, Inc.	4/17/13	178,826
USD	4,398,622	EUR	3,250,000	Citigroup, Inc.	4/17/13	232,062
USD	72,351,153	EUR	55,271,236	Deutsche Bank AG	4/17/13	1,492,411
USD	902,908	EUR	678,000	Royal Bank of Scotland Group Plc	4/17/13	33,699
USD	9,644,677	EUR	7,262,000	Royal Bank of Scotland Group Plc	4/17/13	334,659
USD	13,845,649	EUR	10,505,826	Royal Bank of Scotland Group Plc	4/17/13	376,987
USD	10,532,610	EUR	7,792,000	Royal Bank of Scotland Group Plc	4/17/13	543,123

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	26,960,763	EUR	20,185,802	UBS AG	4/17/13	$1,082,193
USD	20,127,995	GBP	13,247,000	Bank of America Corp.	4/17/13	1,996
USD	1,193,842	GBP	761,000	BNP Paribas SA	4/17/13	37,664
USD	3,080,877	GBP	1,951,000	BNP Paribas SA	4/17/13	116,747
USD	3,791,158	GBP	2,405,000	BNP Paribas SA	4/17/13	137,272
USD	6,058,024	GBP	3,789,000	BNP Paribas SA	4/17/13	301,444
USD	15,061,458	GBP	9,697,000	BNP Paribas SA	4/17/13	328,929
USD	13,992,348	GBP	8,670,000	BNP Paribas SA	4/17/13	820,127
USD	16,035,388	GBP	10,011,349	BNP Paribas SA	4/17/13	825,273
USD	31,558,817	GBP	21,155,000	Citigroup, Inc.	4/17/13	(581,705)
USD	973,720	GBP	643,000	Citigroup, Inc.	4/17/13	(3,182)
USD	2,807,993	GBP	1,850,000	Citigroup, Inc.	4/17/13	(2,689)
USD	676,446	GBP	445,893	Citigroup, Inc.	4/17/13	(994)
USD	1,598,491	GBP	1,045,000	Citigroup, Inc.	4/17/13	10,835
USD	574,444	GBP	364,672	Citigroup, Inc.	4/17/13	20,402
USD	8,796,094	GBP	5,770,000	Citigroup, Inc.	4/17/13	29,806
USD	1,979,539	GBP	1,272,000	Citigroup, Inc.	4/17/13	47,005
USD	1,298,267	GBP	818,389	Citigroup, Inc.	4/17/13	54,899
USD	2,888,759	GBP	1,830,000	Citigroup, Inc.	4/17/13	108,464
USD	6,113,240	GBP	3,887,000	Citigroup, Inc.	4/17/13	207,771
USD	9,287,962	GBP	5,817,320	Deutsche Bank AG	4/17/13	449,782
USD	23,598,295	GBP	14,875,000	Deutsche Bank AG	4/17/13	998,896
USD	7,381,016	GBP	4,597,621	Royal Bank of Scotland Group Plc	4/17/13	395,909
USD	43,733,694	GBP	27,248,000	Royal Bank of Scotland Group Plc	4/17/13	2,336,154
USD	3,419,361	GBP	2,141,225	UBS AG	4/17/13	166,225
USD	32,774,925	GBP	20,920,000	UBS AG	4/17/13	991,434
USD	1,118,047	HKD	8,670,000	BNP Paribas SA	4/17/13	1,026
USD	14,199,072	HKD	110,035,000	Deutsche Bank AG	4/17/13	22,440
USD	7,008,743	HKD	54,361,000	Royal Bank of Scotland Group Plc	4/17/13	5,009
USD	4,148,662	JPY	385,000,000	BNP Paribas SA	4/17/13	58,260
USD	7,532,728	JPY	715,695,000	Citigroup, Inc.	4/17/13	(71,118)
USD	2,435,352	JPY	234,029,759	Citigroup, Inc.	4/17/13	(51,079)
USD	1,075,821	JPY	100,760,000	Citigroup, Inc.	4/17/13	5,304
USD	1,184,964	JPY	109,394,000	Citigroup, Inc.	4/17/13	22,716
USD	1,435,053	JPY	130,620,000	Citigroup, Inc.	4/17/13	47,291
USD	6,698,236	JPY	620,327,000	Credit Suisse Group AG	4/17/13	107,620
USD	34,227,729	JPY	3,124,313,905	Credit Suisse Group AG	4/17/13	1,033,699
USD	17,039,091	JPY	1,555,560,000	Deutsche Bank AG	4/17/13	512,165
USD	3,427,965	JPY	329,315,000	Royal Bank of Scotland Group Plc	4/17/13	(70,817)
USD	3,557,686	JPY	332,576,775	Royal Bank of Scotland Group Plc	4/17/13	24,250
USD	4,541,905	JPY	424,684,000	Royal Bank of Scotland Group Plc	4/17/13	29,883
USD	2,120,286	JPY	196,683,000	Royal Bank of Scotland Group Plc	4/17/13	30,642
USD	4,310,831	JPY	402,626,000	Royal Bank of Scotland Group Plc	4/17/13	33,162
USD	4,259,616	JPY	397,498,000	Royal Bank of Scotland Group Plc	4/17/13	36,430
USD	43,539,289	JPY	3,781,813,900	Royal Bank of Scotland Group Plc	4/17/13	3,359,702
USD	6,426,159	JPY	590,316,000	UBS AG	4/17/13	154,393
USD	575,330	MXN	7,333,000	Citigroup, Inc.	4/17/13	(17,236)
USD	6,395,778	NOK	35,995,000	Citigroup, Inc.	4/17/13	237,909
USD	48,880,531	SEK	322,472,000	Royal Bank of Scotland Group Plc	4/17/13	(582,740)

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		31

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

ZAR	88,410,000	USD	10,173,942	Citigroup, Inc.	4/17/13	$ (585,213)
ZAR	187,285,000	USD	20,896,257	UBS AG	4/17/13	(583,791)

Total						$9,446,670

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	–	$ 11,148,071	–	$ 11,148,071
Belgium	–	48,911,167	–	48,911,167
Canada	$ 7,163,368	–	–	7,163,368
China	–	14,855,226	–	14,855,226
Cyprus	15,804,600	–	–	15,804,600
Finland	–	15,535,929	–	15,535,929
France	–	100,881,205	–	100,881,205
Germany	26,316,899	114,602,704	–	140,919,603
Hong Kong	28,422,760	64,662,069	–	93,084,829
India	–	12,155,612	–	12,155,612
Indonesia	16,573,672	22,965,743	–	39,539,415
Ireland	11,919,693	32,556,085	–	44,475,778
Italy	–	51,600,715	–	51,600,715
Japan	221,449,172	8,402,810	–	229,851,982
Malaysia	6,295,369	–	–	6,295,369
Mexico	26,693,353	–	–	26,693,353
Netherlands	8,542,398	42,294,086	–	50,836,484
Spain	–	7,538,028	–	7,538,028
Sweden	–	40,118,180	–	40,118,180
Switzerland	16,112,796	353,426,640	–	369,539,436
Taiwan	12,308,560	–	–	12,308,560
Thailand	14,568,472	–	–	14,568,472
United Kingdom	85,114,542	282,337,043	–	367,451,585
United States	13,758,018	–	–	13,758,018
Short-Term Securities	–	20,609,972	–	20,609,972

Total	$511,043,672	$1,244,601,285	–	$1,755,644,957

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$ 144,009	$ 26,997,804	–	$ 27,141,813
Liabilities:
Foreign currency exchange contracts	(26,094)	(17,669,049)	–	(17,695,143)

Total	$ 117,915	$ 9,328,755	–	$ 9,446,670

[1] Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$ 18,204,499	–	–	$ 18,204,499
Foreign currency at value	23,981,543	–	–	23,981,543
Liabilities:
Collateral on securities loaned at value	–	$ (20,609,972)	–	(20,609,972)

Total	$ 42,186,042	$ (20,609,972)	–	$ 21,576,070

As of September 30, 2012, the Fund did not utilize the external pricing service model adjustments as significant market movements did not occur on other certain securities. As of March 31, 2013, there were securities with a value of $18,785,645 that were systematically fair valued due to significant market movements. Therefore, these securities were transferred from Level 1 to Level 2 during the period September 30, 2012 to March 31, 2013.

In addition, certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. On March 29, 2013, US and certain other financial markets were closed, while some foreign markets were open. The Fund was re-priced for financial reporting purposes to reflect, in the valuation, the transactions related to open foreign market activities and were valued at the official closing price on the primary market or exchange on which the securities trade. The re-pricing resulted in the investments being categorized as Level 1. Therefore, these securities, with a value of $18,785,645, were transferred from Level 2 to Level 1 during the period September 30, 2012 to March 31, 2013.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		33

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock Science & Technology Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Biotechnology – 2.3%
Celgene Corp. (a)	14,200	$1,645,922
Gilead Sciences, Inc. (a)(b)	37,500	1,834,875

		3,480,797

Communications Equipment – 11.9%
Cisco Systems, Inc.	406,503	8,499,978
Ixia (a)	49,800	1,077,672
Palo Alto Networks, Inc. (a)	16,500	933,900
QUALCOMM, Inc.	108,995	7,297,215

		17,808,765

Computers & Peripherals – 8.3%
Apple, Inc.	20,247	8,961,930
EMC Corp. (a)	63,299	1,512,213
SanDisk Corp. (a)	36,330	1,998,150

		12,472,293

Electronic Equipment, Instruments & Components – 2.5%
Amphenol Corp., Class A	13,600	1,015,240
Avnet, Inc. (a)	26,300	952,060
Fabrinet (a)	71,000	1,037,310
Molex, Inc.	27,500	805,200

		3,809,810

Internet & Catalog Retail – 5.4%
Amazon.com, Inc. (a)	12,400	3,304,476
Expedia, Inc.	22,400	1,344,224
priceline.com, Inc. (a)	4,990	3,432,771

		8,081,471

Internet Software & Services – 12.7%
Akamai Technologies, Inc. (a)(b)	27,100	956,359
Dena Co. Ltd.	25,800	699,926
E2open, Inc. (a)	27,568	549,706
eBay, Inc. (a)	92,000	4,988,240
Facebook, Inc., Class A (a)	91,100	2,330,338
Google, Inc., Class A (a)	9,025	7,166,121
Marin Software, Inc. (a)	11,230	184,509
Rackspace Hosting, Inc. (a)(b)	3,600	181,728
Tencent Holdings Ltd.	38,000	1,215,282
Xoom Corp. (a)	32,400	740,016

		19,012,225

IT Services – 16.5%
Accenture Plc, Class A	39,400	2,993,218
Alliance Data Systems Corp. (a)	20,300	3,286,367
Cognizant Technology Solutions Corp.,
Class A (a)	38,050	2,915,011
EPAM Systems, Inc. (a)	19,700	457,631
Fidelity National Information Services, Inc.	36,738	1,455,559
International Business Machines Corp.	24,800	5,289,840
Jack Henry & Associates, Inc.	19,831	916,390
Mastercard, Inc., Class A	4,600	2,489,198
Visa, Inc., Class A	24,100	4,093,144
WNS Holdings Ltd. - ADR (a)	54,600	804,804

		24,701,162

Semiconductors & Semiconductor Equipment – 20.2%
Analog Devices, Inc.	33,400	1,552,766
ASML Holding NV	25,601	1,724,310
Avago Technologies Ltd.	68,699	2,467,668
Broadcom Corp., Class A	113,400	3,931,578
Fairchild Semiconductor International, Inc. (a)	183,642	2,596,698
Intel Corp.	37,200	812,820
KLA-Tencor Corp.	16,585	874,693
Lam Research Corp. (a)	17,747	735,791
Linear Technology Corp.	86,741	3,328,252

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment (concluded)
Maxim Integrated Products, Inc.	91,500	$2,987,475
MediaTek, Inc.	102,000	1,169,623
NXP Semiconductor NV (a)	77,365	2,341,065
Samsung Electronics Co. Ltd.	575	790,053
Teradyne, Inc. (a)(b)	69,900	1,133,778
Xilinx, Inc.	103,400	3,946,778

		30,393,348

Software – 19.7%
ACI Worldwide, Inc. (a)(b)	16,900	825,734
Adobe Systems, Inc. (a)	42,700	1,857,877
Autodesk, Inc. (a)	44,135	1,820,127
BMC Software, Inc. (a)	27,345	1,266,894
Citrix Systems, Inc. (a)	21,991	1,586,870
CommVault Systems, Inc. (a)(b)	17,918	1,468,918
Concur Technologies, Inc. (a)	25,790	1,770,741
Intuit, Inc.	45,000	2,954,250
Microsoft Corp.	123,717	3,539,543
Oracle Corp.	124,100	4,013,394
Salesforce.com, Inc. (a)	31,900	5,704,677
SAP AG - ADR	18,500	1,489,990
ServiceNow, Inc. (a)	3,500	126,700
Silver Spring Networks, Inc. (a)	25,000	433,250
TIBCO Software, Inc. (a)	37,167	751,517

		29,610,482

Total Long-Term Investments (Cost – $124,700,114) – 99.5%		149,370,353

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (c)(d)	1,801,418	1,801,418

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.23% (c)(d)(e)	$6,186	6,185,873

Total Short-Term Securities (Cost – $7,987,291) – 5.3%		7,987,291

Total Investments (Cost – $132,687,405) – 104.8%		157,357,644
Liabilities in Excess of Other Assets – (4.8)%		(7,275,746)

Net Assets – 100.0%		$150,081,898

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at March 31, 2013	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	5,845,906	(4,044,488)	1,801,418	$1,738
BlackRock Liquidity Series LLC, Money Market Series	$17,744,216	$(11,558,343)	$6,185,873	$7,463

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	695,170	USD	932,769	Citigroup, Inc.	4/17/13	$(41,549)
USD	2,446,645	EUR	1,869,066	Deutsche Bank AG	4/17/13	50,468
USD	1,069,133	HKD	8,284,000	UBS AG	4/17/13	1,844
USD	749,651	JPY	68,937,000	Royal Bank of Scotland Group Plc	4/17/13	17,235

Total						$ 27,998

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		35

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$ 3,480,797	–	–	$ 3,480,797
Communications Equipment	17,808,765	–	–	17,808,765
Computers & Peripherals	12,472,293	–	–	12,472,293
Electronic Equipment, Instruments & Components	3,809,810	–	–	3,809,810
Internet & Catalog Retail	8,081,471	–	–	8,081,471
Internet Software & Services	17,796,943	$ 1,215,282	–	19,012,225
IT Services	24,701,162	–	–	24,701,162
Semiconductors & Semiconductor Equipment	28,669,038	1,724,310	–	30,393,348
Software	29,610,482	–	–	29,610,482
Short-Term Securities	1,801,418	6,185,873	–	7,987,291

Total	$148,232,179	$ 9,125,465	–	$157,357,644

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$ 69,547	–	$ 69,547
Liabilities:
Foreign currency exchange contracts	–	(41,549)	–	(41,549)

Total	–	$ 27,998	–	$ 27,998

[1] Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency at value	$ 198	–	–	$ 198
Liabilities:
Bank overdraft	–	$ (35,143)	–	(35,143)
Collateral on securities loaned at value	–	(6,185,873)	–	(6,185,873)

Total	$ 198	$ (6,221,016)	–	$ (6,220,818)

There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments March 31, 2013 (Unaudited)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense – 1.8%
Triumph Group, Inc.	468,600	$36,785,100

Auto Components – 1.2%
The Goodyear Tire & Rubber Co. (a)	1,074,800	13,553,228
Lear Corp.	199,400	10,941,078

		24,494,306

Automobiles – 0.4%
Tesla Motors, Inc. (a)(b)	208,800	7,911,432

Beverages – 0.8%
Brown-Forman Corp., Class B	215,400	15,379,560

Biotechnology – 1.3%
Onyx Pharmaceuticals, Inc. (a)	89,800	7,979,628
Seattle Genetics, Inc. (a)(b)	520,900	18,497,159

		26,476,787

Building Products – 1.3%
Owens Corning (a)	406,119	16,013,272
USG Corp. (a)(b)	371,650	9,826,426

		25,839,698

Capital Markets – 2.2%
Invesco Ltd.	986,400	28,566,144
WisdomTree Investments, Inc. (a)	1,482,600	15,419,040

		43,985,184

Chemicals – 4.2%
Axiall Corp.	456,500	28,376,040
Cytec Industries, Inc.	253,744	18,797,356
Eastman Chemical Co.	376,700	26,320,029
The Valspar Corp.	192,400	11,976,900

		85,470,325

Commercial Banks – 2.8%
BankUnited, Inc.	941,300	24,116,106
Capital Bank Financial Corp., Class A (a)(b)	178,300	3,059,628
Regions Financial Corp.	1,962,700	16,074,513
SunTrust Banks, Inc.	486,600	14,018,946

		57,269,193

Computers & Peripherals – 0.7%
Seagate Technology Plc	359,700	13,150,632

Containers & Packaging – 2.4%
Crown Holdings, Inc. (a)	619,500	25,777,395
Owens-Illinois, Inc. (a)	868,400	23,142,860

		48,920,255

Diversified Financial Services – 0.8%
Artisan Partners Asset Management, Inc. (a)	94,000	3,708,300
CBOE Holdings, Inc.	331,000	12,227,140

		15,935,440

Electric Utilities – 0.7%
Xcel Energy, Inc.	447,500	13,290,750

Electrical Equipment – 2.8%
Acuity Brands, Inc.	339,700	23,558,195
Eaton Corp. Plc	213,200	13,058,500
Roper Industries, Inc.	158,800	20,216,828

		56,833,523

Electronic Equipment, Instruments & Components – 1.6%
Amphenol Corp., Class A	234,500	17,505,425
Avnet, Inc. (a)	386,000	13,973,200

		31,478,625

Energy Equipment & Services – 3.0%
Cameron International Corp. (a)	334,300	21,796,360

Common Stocks	Shares	Value

Energy Equipment & Services (concluded)
Geospace Technologies Corp. (a)	144,900	$15,637,608
Rowan Cos. Plc, Class A (a)	638,200	22,566,752

		60,000,720

Food Products – 3.9%
Annie’s, Inc. (a)(b)	261,200	9,993,512
The Hain Celestial Group, Inc. (a)(b)	297,441	18,167,696
Post Holdings, Inc. (a)	203,268	8,726,295
Snyders-Lance, Inc.	286,600	7,239,516
TreeHouse Foods, Inc. (a)	275,100	17,922,765
Tyson Foods, Inc., Class A	652,800	16,202,496

		78,252,280

Health Care Equipment & Supplies – 3.2%
Boston Scientific Corp. (a)	1,038,800	8,113,028
CareFusion Corp. (a)	434,600	15,206,654
The Cooper Cos., Inc.	120,400	12,988,752
DENTSPLY International, Inc.	139,000	5,896,380
Sirona Dental Systems, Inc. (a)	153,500	11,317,555
Teleflex, Inc.	124,400	10,513,044

		64,035,413

Health Care Providers & Services – 3.2%
AmerisourceBergen Corp.	288,800	14,858,760
Catamaran Corp. (a)	266,700	14,143,101
HCA Holdings, Inc.	430,000	17,470,900
Universal Health Services, Inc., Class B	270,100	17,251,287

		63,724,048

Household Durables – 3.9%
Jarden Corp. (a)	523,200	22,419,120
PulteGroup, Inc. (a)(b)	754,868	15,278,528
Toll Brothers, Inc. (a)	511,170	17,502,461
Tupperware Brands Corp.	152,100	12,432,654
Whirlpool Corp.	90,600	10,732,476

		78,365,239

Household Products – 0.5%
Spectrum Brands Holdings, Inc.	181,900	10,293,721

Insurance – 4.9%
AON Plc	458,400	28,191,600
Brown & Brown, Inc.	896,300	28,717,452
Fidelity National Financial, Inc., Class A	730,100	18,420,423
Reinsurance Group of America, Inc.	224,500	13,395,915
Validus Holdings Ltd.	288,800	10,792,456

		99,517,846

Internet & Catalog Retail – 0.7%
Expedia, Inc.	247,000	14,822,470

Internet Software & Services – 1.1%
Akamai Technologies, Inc. (a)(b)	357,700	12,623,233
Marin Software, Inc. (a)	119,900	1,969,957
OpenTable, Inc. (a)	107,560	6,774,129

		21,367,319

IT Services – 2.7%
Alliance Data Systems Corp. (a)	150,600	24,380,634
Fidelity National Information Services, Inc.	417,700	16,549,274
Fiserv, Inc. (a)(b)	163,205	14,334,295

		55,264,203

Life Sciences Tools & Services – 1.8%
Mettler-Toledo International, Inc. (a)	18,700	3,987,214
Thermo Fisher Scientific, Inc.	241,100	18,441,739
Waters Corp. (a)(b)	142,800	13,410,348

		35,839,301

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		37

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Machinery – 3.5%
Actuant Corp., Class A	540,900	$16,562,358
Ingersoll-Rand Plc	615,800	33,875,158
Snap-On, Inc.	253,700	20,980,990

		71,418,506

Marine – 0.3%
Diana Shipping, Inc. (a)	492,700	5,252,182

Media – 1.5%
The Interpublic Group of Cos., Inc.	954,100	12,431,923
Liberty Global, Inc., Class A (a)	238,500	17,505,900

		29,937,823

Multiline Retail – 1.5%
Dollar Tree, Inc. (a)	301,746	14,613,559
Nordstrom, Inc.	290,600	16,049,838

		30,663,397

Multi-Utilities – 1.4%
Alliant Energy Corp.	290,100	14,557,218
Sempra Energy	159,800	12,774,412

		27,331,630

Oil, Gas & Consumable Fuels – 5.0%
Cabot Oil & Gas Corp.	392,700	26,550,447
Concho Resources, Inc. (a)(b)	294,700	28,712,621
Kosmos Energy Ltd. (a)	785,100	8,871,630
Oasis Petroleum, Inc. (a)(b)	521,800	19,864,926
Pioneer Natural Resources Co.	142,260	17,675,805

		101,675,429

Paper & Forest Products – 1.3%
International Paper Co.	560,900	26,126,722

Professional Services – 1.3%
Equifax, Inc.	450,700	25,955,813

Real Estate Investment Trusts (REITs) – 3.8%
Health Care REIT, Inc. (b)	211,900	14,390,129
Hospitality Properties Trust (b)	812,800	22,303,232
RLJ Lodging Trust	992,400	22,587,024
Weyerhaeuser Co.	563,793	17,691,824

		76,972,209

Real Estate Management & Development – 1.1%
CBRE Group, Inc., Class A (a)	861,943	21,764,061

Road & Rail – 1.7%
Hertz Global Holdings, Inc. (a)(b)	790,946	17,606,458
Kansas City Southern	155,700	17,267,130

		34,873,588

Semiconductors & Semiconductor Equipment – 6.7%
Analog Devices, Inc.	308,300	14,332,867
Avago Technologies Ltd.	421,508	15,140,568
Cavium, Inc. (a)(b)	350,469	13,601,702
Fairchild Semiconductor International, Inc. (a)	549,752	7,773,493

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment (concluded)
Linear Technology Corp.	462,200	$17,734,614
Maxim Integrated Products, Inc.	669,500	21,859,175
NXP Semiconductor NV (a)	329,900	9,982,774
Teradyne, Inc. (a)(b)	898,700	14,576,914
Xilinx, Inc.	510,100	19,470,517

		134,472,624

Software – 3.0%
ANSYS, Inc. (a)	36,079	2,937,552
Autodesk, Inc. (a)	493,500	20,351,940
Citrix Systems, Inc. (a)	227,700	16,430,832
Splunk, Inc. (a)	528,800	21,167,864

		60,888,188

Specialty Retail – 3.1%
American Eagle Outfitters, Inc.	626,700	11,719,290
Genesco, Inc. (a)(b)	217,500	13,069,575
L Brands, Inc.	301,600	13,469,456
O’Reilly Automotive, Inc. (a)	186,100	19,084,555
Select Comfort Corp. (a)(b)	309,700	6,122,769

		63,465,645

Textiles, Apparel & Luxury Goods – 2.2%
PVH Corp.	204,500	21,842,645
VF Corp.	140,400	23,552,100

		45,394,745

Trading Companies & Distributors – 1.0%
United Rentals, Inc. (a)(b)	379,897	20,882,938

Wireless Telecommunication Services – 2.2%
SBA Communications Corp., Class A (a)(b)	488,700	35,196,174
Sprint Nextel Corp. (a)	1,457,300	9,049,833

		44,246,007

Total Long-Term Investments
(Cost – $1,482,711,831) – 94.5%		1,906,024,877

Short-Term Securities

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.09% (c)(d)	64,712,604	64,712,604

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.23% (c)(d)(e)	$ 183,428	183,427,829

Total Short-Term Securities (Cost – $248,140,433) – 12.3%		248,140,433

Total Investments (Cost – $1,730,852,264) – 106.8%		2,154,165,310
Liabilities in Excess of Other Assets – (6.8)%		(137,693,716)

Net Assets – 100.0%		$2,016,471,594

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	MARCH 31, 2013

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

(c)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at March 31, 2013	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	–	64,712,604	64,712,604	$14,550

BlackRock Liquidity Series LLC, Money Market Series	$327,377,250	$(143,949,421)	$183,427,829	$1,269,232

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—	Financial futures contracts as of March 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation

575	E-Mini S&P Mid Cap 400 Futures	Chicago Mercantile	June 2013	$66,182,500	$430,528

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	$1,906,024,877	–	–	$1,906,024,877
Short-Term Securities	64,712,604	$183,427,829	–	248,140,433

Total	$1,970,737,481	$183,427,829	–	$2,154,165,310

[1] See above Schedule of Investments for values in each industry.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Assets:
Equity contracts	$430,528	–	–	$430,528

[2] Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		39

Schedule of Investments (concluded)	BlackRock U.S. Opportunities Portfolio

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities:
Bank overdraft	–	$(856,312)	–	$(856,312)
Collateral on securities loaned at value	–	(183,427,829)	–	(183,427,829)

Total	–	$(184,284,141)	–	$(184,284,141)

There were no transfers between levels during the six months ended March 31, 2013.

See Notes to Financial Statements.

40	BLACKROCK FUNDS	MARCH 31, 2013

Statements of Assets and Liabilities

March 31, 2013 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Assets

Investments at value – unaffiliated[1,2]	$327,162,862	$2,363,750,838	$1,735,034,985	$149,370,353	$1,906,024,877
Investments at value – affiliated[3]	3,338,253	177,076,145	20,609,972	7,987,291	248,140,433
Cash	74,911	884,738	18,204,499	–	–
Foreign currency at value[4]	291,298	4,209	23,981,543	198	–
Investments sold receivable	7,972,049	24,650,815	54,694,399	–	101,437,670
Unrealized appreciation on foreign currency exchange contracts	1,969,756	7,819,044	27,141,813	69,547	–
Variation margin receivable	–	–	–	–	430,528
Capital shares sold receivable	162,416	7,634,019	1,904,865	76,027	5,299,390
Dividends receivable – unaffiliated	639,971	3,509,868	7,461,856	56,114	1,244,046
Dividends receivable – affiliated	357	3,623	327	135	2,054
Receivable from Manager	33,164	–	–	889	189,222
Securities lending income receivable – affiliated	–	23,588	8,465	435	99,173
Prepaid expenses	38,454	100,712	71,120	51,657	77,978

Total assets	341,683,491	2,585,457,599	1,889,113,844	157,612,646	2,262,945,371

Liabilities

Bank overdraft	–	–	–	35,143	856,312
Foreign bank overdraft[5]	–	1,554,397	–	–	–
Options written at value[6]	–	93,752	–	–	–
Collateral on securities loaned at value	–	148,972,154	20,609,972	6,185,873	183,427,829
Investments purchased payable	5,257,791	29,023,943	90,041,686	–	52,822,831
Unrealized depreciation on foreign currency exchange contracts	1,540,439	861,833	17,695,143	41,549	–
Capital shares redeemed payable	445,120	4,178,333	3,834,421	853,564	5,155,571
Investment advisory fees payable	254,563	1,404,382	1,499,372	119,909	1,608,970
Service and distribution fees payable	105,624	681,840	294,634	44,052	335,182
Other affiliates payable	19,588	194,551	173,219	18,399	240,317
Officer’s and Trustees’ fees payable	3,015	15,290	11,849	2,509	26,203
Other accrued expenses payable	325,558	1,060,306	1,334,688	229,750	2,000,562

Total liabilities	7,951,698	188,040,781	135,494,984	7,530,748	246,473,777

Net Assets	$333,731,793	$2,397,416,818	$1,753,618,860	$150,081,898	$2,016,471,594

Net Assets Consist of

Paid-in capital	$433,650,190	$1,721,514,719	$1,597,516,490	$179,512,970	$1,388,406,305
Undistributed (distributions in excess of) net investment income (loss)	627,778	11,616,581	3,404,344	(1,496,593)	(3,700,839)
Accumulated net realized gain (loss)	(155,312,822)	85,278,112	(113,228,264)	(52,632,252)	208,022,554
Net unrealized appreciation/depreciation	54,766,647	579,007,406	265,926,290	24,697,773	423,743,574

Net Assets	$333,731,793	$2,397,416,818	$1,753,618,860	$150,081,898	$2,016,471,594

[1] Investments at cost – unaffiliated	$272,834,891	$1,791,784,916	$1,478,570,673	$124,700,114	$1,482,711,831
[2] Securities loaned at value	–	$147,798,736	$19,717,922	$6,041,399	$178,949,754
[3] Investments at cost – affiliated	$3,338,253	$177,076,145	$20,609,972	$7,987,291	$248,140,433
[4] Foreign currency at cost	$288,179	$4,489	$24,012,469	$177	–
[5] Foreign bank overdraft at cost	–	$1,544,722	–	–	–
[6] Premiums received	–	$170,116	–	–	–

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		41

Statements of Assets and Liabilities (concluded)

March 31, 2013 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Net Asset Value

Institutional
Net assets	$60,933,576	$586,461,528	$832,528,797	$30,030,221	$1,087,723,044

Shares outstanding[1]	4,943,628	15,420,725	23,107,131	2,954,487	26,833,937

Net asset value	$12.33	$38.03	$36.03	$10.16	$40.54

Service
Net assets	–	$18,312,957	$41,655,613	$842,402	$161,265,003

Shares outstanding[1]	–	494,802	1,197,963	86,035	4,161,872

Net asset value	–	$37.01	$34.77	$9.79	$38.75

Investor A
Net assets	$198,908,067	$1,270,444,957	$723,023,785	$87,361,419	$548,644,452

Shares outstanding[1]	16,247,262	34,412,341	21,008,091	9,068,879	14,314,660

Net asset value	$12.24	$36.92	$34.42	$9.63	$38.33

Investor B
Net assets	$5,077,015	$41,259,053	$8,470,494	$2,217,582	$12,931,312

Shares outstanding[1]	423,107	1,196,651	263,204	255,598	378,449

Net asset value	$12.00	$34.48	$32.18	$8.68	$34.17

Investor C
Net assets	$53,930,749	$461,727,948	$147,940,172	$25,474,723	$205,907,783

Shares outstanding[1]	4,514,285	13,473,137	4,644,818	2,942,484	6,018,566

Net asset value	$11.95	$34.27	$31.85	$8.66	$34.21

Class R
Net assets	$14,882,386	$19,210,375	–	$4,155,551	–

Shares outstanding[1]	1,217,100	523,210	–	421,693	–

Net asset value	$12.23	$36.72	–	$9.85	–

1 Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

42	BLACKROCK FUNDS	MARCH 31, 2013

Statements of Operations

Six Months Ended March 31, 2013 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Investment Income

Dividends – unaffiliated	$2,886,347	$18,277,121	$16,313,394	$812,677	$14,103,394
Foreign taxes withheld	(66,384)	(893,578)	(821,013)	(2,102)	–
Interest	722	789	149	28	3,439
Securities lending – affiliated	–	147,001	15,264	7,463	1,269,232

Total income	2,820,685	17,531,333	15,507,794	818,066	15,376,065

Expenses

Investment advisory	1,448,919	7,405,809	8,476,948	702,884	11,054,102
Service and distribution – class specific	569,683	3,601,283	1,729,281	266,686	1,999,435
Transfer agent – class specific	275,368	1,509,273	1,503,070	304,077	2,224,712
Administration	120,743	637,919	551,131	58,574	641,232
Administration – class specific	40,294	221,984	190,088	19,550	216,939
Professional	38,084	31,701	42,343	27,166	37,515
Custodian	34,955	66,341	111,663	14,398	51,440
Registration	33,104	58,349	46,427	37,609	62,918
Printing	13,733	55,046	48,064	5,014	52,314
Officer and Trustees	6,111	30,081	26,011	3,975	33,928
Miscellaneous	19,999	33,307	40,738	11,606	30,195
Recoupment of past waived fees	–	–	–	150	–
Recoupment of past waived fees – class specific	538	1,274	34,739	2,896	1,654

Total expenses	2,601,531	13,652,367	12,800,503	1,454,585	16,406,384
Less fees waived by Manager	(15,131)	(18,752)	(3,029)	(874)	(1,355,740)
Less administration fees waived – class specific	(38,662)	–	(278)	(3,612)	(103,741)
Less transfer agent fees waived – class specific	(5,696)	–	(8)	(2,296)	(248)
Less transfer agent fees reimbursed – class specific	(211,402)	–	–	(12,251)	(1,125,287)
Less fees paid indirectly	(30)	(164)	(78)	(42)	(121)

Total expenses after fees waived, reimbursed and paid indirectly	2,330,610	13,633,451	12,797,110	1,435,510	13,821,247

Net investment income (loss)	490,075	3,897,882	2,710,684	(617,444)	1,554,818

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	16,669,179 [1]	154,049,934	91,951,077	882,980	269,814,147
Options written	–	475,505	–	–	–
Foreign currency transactions	(1,589,340)	(11,412,072)	(14,955,043)	(283,443)	(196,612)

	15,079,839	143,113,367	76,996,034	599,537	269,617,535

Net change in unrealized appreciation/depreciation
on:
Investments	20,637,660	186,365,719	92,489,935	869,992	1,705,383
Options written	–	76,364	–	–	–
Financial futures contracts	–	–	–	–	430,528
Foreign currency translations	843,148	14,997,258	16,204,022	242,188	199,777

	21,480,808	201,439,341	108,693,957	1,112,180	2,335,688

Total realized and unrealized gain	36,560,647	344,552,708	185,689,991	1,711,717	271,953,223

Net Increase in Net Assets Resulting from
Operations	$37,050,722	$348,450,590	$188,400,675	$1,094,273	$273,508,041

1 Net of $(3,344) foreign capital gain tax.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		43

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations

Net investment income	$490,075	$3,268,886	$3,897,882	$1,273,319
Net realized gain (loss)	15,079,839	(14,765,031)	143,113,367	101,616,114
Net change in unrealized appreciation/depreciation	21,480,808	73,417,514	201,439,341	306,983,456

Net increase in net assets resulting from operations	37,050,722	61,921,369	348,450,590	409,872,889

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(718,206)	(118,127)[1]	(2,499,090)	–
Service	–	–	(44,478)	–
Investor A	(1,967,914)	(283,735)[1]	(3,119,552)	–
Investor B	(4,918)	–	–	–
Investor C	(104,581)	–	–	–
Class R	(104,371)	(4,925)[1]	(348,317)	–
Net realized gain:
Institutional	–	–	(30,594,431)	(18,534,663)	[1]
Service	–	–	(1,018,612)	(758,372)	[1]
Investor A	–	–	(67,678,578)	(44,254,751)	[1]
Investor B	–	–	(2,559,474)	(2,120,280)	[1]
Investor C	–	–	(26,230,695)	(15,906,640)	[1]
Class R	–	–	(669,065)	(527,704)	[1]

Decrease in net assets resulting from dividends and distributions to
shareholders	(2,899,990)	(406,787)	(134,762,292)	(82,102,410)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share
transactions	(25,276,027)	(86,077,748)	237,210,032	34,317,071

Net Assets

Total increase (decrease) in net assets	8,874,705	(24,563,166)	450,898,330	362,087,550
Beginning of period	324,857,088	349,420,254	1,946,518,488	1,584,430,938

End of period	$333,731,793	$324,857,088	$2,397,416,818	$1,946,518,488

Undistributed net investment income	$627,778	$3,037,693	$11,616,581	$13,730,136

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	MARCH 31, 2013

Statements of Changes in Net Assets (concluded)

	BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio			BlackRock U.S. Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30, 2012	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations

Net investment income (loss)	$2,710,684	$28,229,234	$(617,444	) $	(1,925,328)	$1,554,818	$7,510,396
Net realized gain (loss)	76,996,034	(103,786,228)	599,537		11,547,274	269,617,535	(5,377,254)
Net change in unrealized appreciation/depreciation	108,693,957	354,862,697	1,112,180		17,016,090	2,335,688	600,566,926

Net increase in net assets resulting from operations	188,400,675	279,305,703	1,094,273		26,638,036	273,508,041	602,700,068

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(13,286,367)	(16,930,123)[1]	–		–	(10,774,061)	–
Service	(559,333)	(747,975)[1]	–		–	(397,297)	–
Investor A	(10,010,465)	(13,129,458)[1]	–		–	(828,656)	–
Investor B	(51,463)	(122,493)[1]	–		–	–	–
Investor C	(1,092,382)	(1,570,033)[1]	–		–	–	–
Net realized gain:
Institutional	–	–	–		–	(25,442,679)	(200,665,343)	[1]
Service	–	–	–		–	(3,450,902)	(20,074,027)	[1]
Investor A	–	–	–		–	(12,518,844)	(94,447,430)	[1]
Investor B	–	–	–		–	(304,395)	(1,740,672)	[1]
Investor C	–	–	–		–	(5,116,563)	(31,519,270)	[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(25,000,010)	(32,500,082)	–		–	(58,833,397)	(348,446,742)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(107,752,492)	(277,626,222)	(25,961,762)		(27,451,915)	(502,596,837)	(1,224,644,158)

Net Assets

Total increase (decrease) in net assets	55,648,173	(360,820,601)	(24,867,489)		(813,879)	(287,922,193)	(970,390,832)
Beginning of period	1,697,970,687	1,728,791,288	174,949,387		175,763,266	2,304,393,787	3,274,784,619

End of period	$1,753,618,860	$1,697,970,687	$150,081,898		$174,949,387	$2,016,471,594	$2,304,393,787

Undistributed (distributions in excess of) net investment income (loss)	$3,404,344	$25,693,670	$(1,496,593)		$(879,149)	$(3,700,839)	$6,744,357

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		45

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2013	Year Ended September 30,

	(Unaudited)	2012	2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$11.11	$9.32	$10.52	$10.13		$9.96		$13.31

Net investment income[1]	0.04	0.14	0.08	0.06		0.06		0.09
Net realized and unrealized gain (loss)	1.33	1.67	(1.20)[2]	0.48	[2]	0.12	[2]	(2.77)[2]

Net increase (decrease) from investment operations	1.37	1.81	(1.12)	0.54		0.18		(2.68)

Dividends and distributions from:
Net investment income	(0.15)	(0.02)[3]	(0.08)[3]	(0.15)[3]		(0.01)[3]		(0.17)[3]
Net realized gain	–	–	–	–		–		(0.50)[3]

Total dividends and distributions	(0.15)	(0.02)	(0.08)	(0.15)		(0.01)		(0.67)

Net asset value, end of period	$12.33	$11.11	$9.32	$10.52		$10.13		$9.96

Total Investment Return[4]

Based on net asset value	12.46%[5]	19.45%	(10.81)% [6]	5.32%	[6]	1.78%	[6]	(21.16)%[6]

Ratios to Average Net Assets

Total expenses	1.24%[7]	1.25%	1.53%	1.43%		1.50%		1.33%

Total expenses excluding recoupment of past waived fees	1.24%[7]	1.25%	1.52%	1.42%		1.49%		1.33%

Total expenses after fees waived, reimbursed and paid indirectly	1.06%[7]	1.06%	1.34%	1.37%		1.36%		1.32%

Net investment income	0.69%[7]	1.35%	0.68%	0.64%		0.70%		0.77%

Supplemental Data

Net assets, end of period (000)	$60,934	$54,448	$58,793	$21,699		$16,971		$36,625

Portfolio turnover	66%	122%	137%	146%		190%		181%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor A									Investor B
	Six Months Ended March 31, 2013	Year Ended September 30,								Six Months Ended March 31, 2013		Year Ended September 30,

	(Unaudited)	2012	2011	2010		2009		2008		(Unaudited)		2012	2011	2010	2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$11.02	$9.26	$10.45	$10.08		$9.92		$13.27		$10.75		$9.10	$10.31	$9.93	$9.83		$13.16

Net investment income (loss)[1]	0.02	0.11	0.05	0.03		0.04		0.06		(0.02)		0.02	(0.04)	(0.04)	(0.02)		(0.04)
Net realized and unrealized gain (loss)	1.32	1.66	(1.20)[2]	0.46	[2]	0.12	[2]	(2.77)	[2]	1.28		1.63	(1.17)[2]	0.45 [2]	0.12	[2]	(2.76)[2]

Net increase (decrease) from investment operations	1.34	1.77	(1.15)	0.49		0.16		(2.71)		1.26		1.65	(1.21)	0.41	0.10		(2.80)

Dividends and distributions from:
Net investment income	(0.12)	(0.01)[3]	(0.04)[3]	(0.12)[3]		–		(0.14)	[3]	(0.01)		–	–	(0.03)[3]	–		(0.03)[3]
Net realized gain	–	–	–	–		–		(0.50)	[3]	–		–	–	–	–		(0.50)[3]

Total dividends and distributions	(0.12)	(0.01)	(0.04)	(0.12)		–		(0.64)		(0.01)		–	–	(0.03)	–		(0.53)

Net asset value, end of period	$12.24	$11.02	$9.26	$10.45		$10.08		$9.92		$12.00		$10.75	$9.10	$10.31	$9.93		$9.83

Total Investment Return[4]

Based on net asset value	12.24%[5]	19.16%	(11.11)% [6]	4.92%	[6]	1.61%	[6]	(21.44)%[6]		11.74%	[5]	18.13%	(11.74)% [6]	4.09% [6]	1.02%	[6]	(22.13)%[6]

Ratios to Average Net Assets

Total expenses	1.51%[7]	1.52%	1.76%	1.72%		1.81%		1.60%		2.20%	[7]	2.21%	2.56%	2.45%	2.65%		2.37%

Total expenses excluding recoupment of past waived fees	1.51%[7]	1.52%	1.74%	1.70%		1.80%		1.60%		2.20%	[7]	2.20%	2.53%	2.45%	2.63%		2.37%

Total expenses after fees waived, reimbursed and paid indirectly	1.33%[7]	1.33%	1.61%	1.67%		1.66%		1.60%		2.18%	[7]	2.18%	2.42%	2.43%	2.42%		2.36%

Net investment income (loss)	0.42%[7]	1.06%	0.42%	0.32%		0.49%		0.49%		(0.43)%	[7]	0.21%	(0.39)%	(0.44)%	(0.25)%		(0.30)%

Supplemental Data

Net assets, end of period (000)	$198,908	$195,961	$210,299	$39,280		$45,110		$37,529		$5,077		$5,412	$6,750	$3,617	$4,351		$5,665

Portfolio turnover	66%	122%	137%	146%		190%		181%		66%		122%	137%	146%	190%		181%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		47

Financial Highlights (concluded)	BlackRock Global Opportunities Portfolio

	Investor C							Class R
	Six Months Ended March 31, 2013	Year Ended September 30,						Six Months Ended March 31, 2013	Year Ended September 30,	Period September 12, 2011[1] to

	(Unaudited)	2012	2011	2010	2009		2008	(Unaudited)	2012	September 30, 2011

Per Share Operating Performance

Net asset value, beginning of period	$10.71	$9.06	$10.27	$9.91	$9.82		$13.16	$10.99	$9.26	$9.76

Net investment income (loss)[2]	(0.02)	0.03	(0.04)	(0.04)	(0.02)		(0.03)	0.00[3]	0.08	0.00[3]
Net realized and unrealized gain (loss)	1.28	1.62	(1.17)[4]	0.45 [4]	0.11	[4]	(2.77)[4]	1.32	1.65	(0.50)[4]

Net increase (decrease) from investment operations	1.26	1.65	(1.21)	0.41	0.09		(2.80)	1.32	1.73	(0.50)

Dividends and distributions from:
Net investment income	(0.02)	–	–	(0.05)[5]	–		(0.04)[5]	(0.08)	(0.00)[5,6]	–
Net realized gain	–	–	–	–	–		(0.50)[5]	–	–	–

Total dividends and distributions	(0.02)	–	–	(0.05)	–		(0.54)	(0.08)	–	–

Net asset value, end of period	$11.95	$10.71	$9.06	$10.27	$9.91		$9.82	$12.23	$10.99	$9.26

Total Investment Return[7]

Based on net asset value	11.80%[8]	18.21%	(11.78)% [9]	4.13% [9]	0.92%	[9]	(22.14)%[9]	12.09%[8]	18.72%	(4.83)%[8,9]

Ratios to Average Net Assets

Total expenses	2.31%[10]	2.32%	2.59%	2.49%	2.62%		2.38%	1.74%[10]	1.80%	1.98%[10]

Total expenses excluding recoupment of past waived fees	2.31%[10]	2.32%	2.57%	2.49%	2.62%		2.38%	1.74%[10]	1.79%	1.98%[10]

Total expenses after fees waived, reimbursed and paid indirectly	2.14%[10]	2.14%	2.42%	2.44%	2.42%		2.37%	1.72%[10]	1.65%	1.72%[10]

Net investment income (loss)	(0.39)%[10]	0.26%	(0.38)%	(0.40)%	(0.26)%		(0.26)%	0.03%[10]	0.74%	0.23%[10]

Supplemental Data

Net assets, end of period (000)	$53,931	$54,332	$58,687	$19,554	$16,348		$18,074	$14,882	$14,704	$14,891

Portfolio turnover	66%	122%	137%	146%	190%		181%	66%	122%	137%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Includes redemption fees, which are less than $0.005 per share.
[5]	Dividends and distributions are determined in accordance with federal income tax regulations.
[6]	Amount is greater than $(0.005) per share.
[7]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[8]	Aggregate total investment return.
[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[10]	Annualized.

See Notes to Financial Statements.

48	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights	BlackRock Health Sciences Opportunities Portfolio

	Institutional								Service
	Six Months Ended March 31, 2013		Year Ended September 30,						Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010		2009	2008	(Unaudited)		2012	2011	2010		2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 34.62		$ 28.77	$ 28.92	$ 26.29		$ 28.77	$ 30.41	$ 33.72		$ 28.05	$ 28.22	$ 25.74		$ 28.20	$ 29.85

Net investment income (loss)[1]	0.13		0.15	0.02	0.06		0.08	0.08	0.08		0.05	(0.07)	(0.03)		0.01	(0.02)
Net realized and unrealized gain (loss)	5.68		7.26	1.23 [2]	2.57	[2]	(0.14)[2]	(0.49)[2]	5.53		7.10	1.19 [2]	2.51	[2]	(0.14)[2]	(0.49)[2]

Net increase (decrease) from investment operations	5.81		7.41	1.25	2.63		(0.06)	(0.41)	5.61		7.15	1.12	2.48		(0.13)	(0.51)

Dividends and distributions from:
Net investment income	(0.18)		–	(0.05)[3]	–		–	–	(0.10)		–	–	–		–	–
Net realized gain	(2.22)		(1.56)[3]	(1.35)[3]	–		(2.42)[3]	(1.23)[3]	(2.22)		(1.48)[3]	(1.29)[3]	–		(2.33)[3]	(1.14)[3]

Total dividends and distributions	(2.40)		(1.56)	(1.40)	–		(2.42)	(1.23)	(2.32)		(1.48)	(1.29)	–		(2.33)	(1.14)

Net asset value, end of period	$ 38.03		$ 34.62	$ 28.77	$ 28.92		$ 26.29	$ 28.77	$ 37.01		$ 33.72	$ 28.05	$ 28.22		$ 25.74	$ 28.20

Total Investment Return[4]

Based on net asset value	17.92%	[5]	27.06%	4.41% [6]	10.00%	[6,7]	1.91% [6]	(1.64)%[6]	17.74%	[5]	26.73%	4.04% [6]	9.64%	[6,7]	1.59% [6]	(1.98)%[6]

Ratios to Average Net Assets

Total expenses	0.95%	[8]	0.98%	1.00%	1.00%		1.03%	1.00%	1.24%	[8]	1.28%	1.32%	1.33%		1.37%	1.35%

Total expenses excluding recoupment of past waived fees	0.95%	[8]	0.98%	1.00%	1.00%		1.03%	1.00%	1.24%	[8]	1.28%	1.31%	1.33%		1.35%	1.35%

Total expenses after fees waived, reimbursed and paid indirectly	0.95%	[8]	0.98%	1.00%	1.00%		1.03%	1.00%	1.24%	[8]	1.28%	1.31%	1.32%		1.36%	1.35%

Net investment income (loss)	0.77%	[8]	0.47%	0.07%	0.21%		0.36%	0.28%	0.46%	[8]	0.18%	(0.24)%	(0.12)%		0.03%	(0.06)%

Supplemental Data

Net assets, end of period (000)	$586,462		$473,193	$362,292	$232,697		$171,607	$185,933	$ 18,313		$ 14,921	$ 13,478	$ 11,704		$ 8,110	$ 5,764

Portfolio turnover	57%		135%	135%	184%		153%	91%	57%		135%	135%	184%		153%	91%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[8]	Annualized.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		49

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A								Investor B
	Six Months Ended March 31, 2013		Year Ended September 30,						Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010		2009	2008	(Unaudited)		2012	2011	2010		2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 33.64		$ 28.00	$ 28.18	$ 25.69		$ 28.14	$ 29.77	$ 31.46		$ 26.26	$ 26.39	$ 24.25		$ 26.73	$ 28.28

Net investment income (loss)[1]	0.08		0.05	(0.07)	(0.03)		0.01	(0.02)	(0.06)		(0.17)	(0.28)	(0.23)		(0.17)	(0.23)
Net realized and unrealized gain (loss)	5.52		7.07	1.19 [2]	2.52	[2]	(0.15)[2]	(0.49)[2]	5.17		6.63	1.14 [2]	2.37	[2]	(0.16)[2]	(0.49)[2]

Net increase (decrease) from investment operations	5.60		7.12	1.12	2.49		(0.14)	(0.51)	5.11		6.46	0.86	2.14		(0.33)	(0.72)

Dividends and distributions from:
Net investment income	(0.10)		–	–	–		–	–	–		–	–	–		–	–
Net realized gain	(2.22)		(1.48)[3]	(1.30)[3]	–		(2.31)[3]	(1.12)[3]	(2.09)		(1.26)[3]	(0.99)[3]	–		(2.15)[3]	(0.83)[3]

Total dividends and distributions	(2.32)		(1.48)	(1.30)	–		(2.31)	(1.12)	(2.09)		(1.26)	(0.99)	–		(2.15)	(0.83)

Net asset value, end of period	$ 36.92		$ 33.64	$ 28.00	$ 28.18		$ 25.69	$ 28.14	$ 34.48		$ 31.46	$ 26.26	$ 26.39		$ 24.25	$ 26.73

Total Investment Return[4]

Based on net asset value	17.78%	[5]	26.68%	4.03% [6]	9.69%	[6,7]	1.57% [6]	(1.97)%[6]	17.29%	[5]	25.70%	3.27% [6]	8.82%	[6,7]	0.73% [6]	(2.78)%[6]

Ratios to Average Net Assets

Total expenses	1.24%	[8]	1.29%	1.31%	1.31%		1.37%	1.35%	2.05%	[8]	2.07%	2.06%	2.10%		2.20%	2.14%

Total expenses excluding recoupment of past waived fees	1.24%	[8]	1.29%	1.31%	1.31%		1.37%	1.35%	2.05%	[8]	2.07%	2.06%	2.10%		2.17%	2.14%

Total expenses after fees waived, reimbursed and paid indirectly	1.24%	[8]	1.28%	1.31%	1.31%		1.37%	1.35%	2.05%	[8]	2.07%	2.06%	2.09%		2.20%	2.14%

Net investment income (loss)	0.47%	[8]	0.17%	(0.24)%	(0.11)%		0.02%	(0.06)%	(0.36)%	[8]	(0.59)%	(0.99)%	(0.88)%		(0.80)%	(0.85)%

Supplemental Data

Net assets, end of period (000)	$1,270,445		$1,018,429	$825,046	$682,857		$478,273	$564,943	$ 41,259		$ 40,452	$ 46,180	$ 47,855		$ 57,835	$ 80,269

Portfolio turnover	57%		135%	135%	184%		153%	91%	57%		135%	135%	184%		153%	91%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[8]	Annualized.

See Notes to Financial Statements.

50	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Investor C									Class R
	Six Months Ended		Year Ended September 30,							Six Months Ended
	March 31,									March 31,		Year Ended	Period
	2013									2013		September 30,	September 12, 2011[1] to
	(Unaudited)		2012	2011		2010		2009	2008	(Unaudited)		2012	September 30, 2011

Per Share Operating Performance

Net asset value, beginning of period	$ 31.34		$ 26.18	$ 26.37		$ 24.22		$ 26.70	$ 28.27	$ 33.46		$ 28.00	$ 28.19

Net investment income (loss)[2]	(0.04)		(0.16)	(0.27)		(0.21)		(0.15)	(0.21)	0.02		(0.07)	(0.01)
Net realized and unrealized gain (loss)	5.12		6.62	1.14	[3]	2.36	[3]	(0.16)[3]	(0.47)[3]	5.48		7.05	(0.18)[3]

Net increase (decrease) from investment operations	5.08		6.46	0.87		2.15		(0.31)	(0.68)	5.50		6.98	(0.19)

Dividends and distributions from:
Net investment income	–		–	–		–		–	–	(0.02)		–	–
Net realized gain	(2.15)		(1.30)[4]	(1.06)[4]		–		(2.17)[4]	(0.89)[4]	(2.22)		(1.52)[4]	–

Total dividends and distributions	(2.15)		–	–		–		–	–	(2.24)		(1.52)	–

Net asset value, end of period	$ 34.27		$ 31.34	$ 26.18		$ 26.37		$ 24.22	$ 26.70	$ 36.72		$ 33.46	$ 28.00

Total Investment Return[5]

Based on net asset value	17.30%	[6]	25.80%	3.32%	[7]	8.88%	[7,8]	0.81%[7]	(2.66)%[7]	17.53%	[6]	26.17%	(0.64)%[6,7]

Ratios to Average Net Assets

Total expenses	1.98%	[9]	2.01%	2.02%		2.04%		2.09%	2.05%	1.62%	[9]	1.70%	1.75%[9]

Total expenses excluding recoupment of past waived fees	1.98%	[9]	2.01%	2.02%		2.04%		2.09%	2.05%	1.60%	[9]	1.70%	1.75%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.97%	[9]	2.01%	2.02%		2.04%		2.09%	2.05%	1.62%	[9]	1.68%	1.75%[9]

Net investment income (loss)	(0.27)%	[9]	(0.55)%	(0.95)%		(0.83)%		(0.70)%	(0.76)%	0.10%	[9]	(0.24)%	(0.82)%[9]

Supplemental Data

Net assets, end of period (000)	$461,728		$384,910	$327,855		$285,428		$255,340	$305,015	$ 19,210		$ 14,613	$ 9,580

Portfolio turnover	57%		135%	135%		184%		153%	91%	57%		135%	135%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.005 per share.
[4]	Distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[9]	Annualized.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		51

Financial Highlights	BlackRock International Opportunities Portfolio

	Institutional										Service
	Six Months Ended March 31, 2013		Year Ended September 30,								Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010		2009		2008		(Unaudited)		2012	2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$ 32.82		$ 28.37	$ 32.76	$ 31.36		$ 29.44		$ 51.08		$ 31.62		$ 27.34	$ 31.58	$ 30.26		$ 28.36		$ 49.52

Net investment income (loss)[1]	0.09		0.56	0.49	0.28		0.34		0.47		(0.01)		0.39	0.34	0.16		0.27		0.28
Net realized and unrealized gain (loss)	3.68		4.49	(4.52)[2]	1.58	[2]	1.68	[2]	(13.66)	[2]	3.55		4.33	(4.37)[2]	1.53	[2]	1.63	[2]	(13.14)[2]

Net increase (decrease) from investment operations	3.77		5.05	(4.03)	1.86		2.02		(13.19)		3.54		4.72	(4.03)	1.69		1.90		(12.86)

Dividends and distributions from:
Net investment income	(0.56)		(0.60)[3]	(0.36)[3]	(0.46)[3]		(0.10)[3]		(1.21)	[3]	(0.39)		(0.44)[3]	(0.21)[3]	(0.37)[3]		–		(1.06)[3]
Net realized gain	–		–	–	–		–		(7.24)	[3]	–		–	–	–		–		(7.24)[3]

Total dividends and distributions	(0.56)		(0.60)	(0.36)	(0.46)		(0.10)		(8.45)		(0.39)		(0.44)	(0.21)	(0.37)		–		(8.30)

Net asset value, end of period	$ 36.03		$ 32.82	$ 28.37	$ 32.76		$ 31.36		$ 29.44		$ 34.77		$ 31.62	$ 27.34	$ 31.58		$ 30.26		$ 28.36

Total Investment Return[4]

Based on net asset value	11.60%	[5]	18.08%	(12.50)% [6]	5.99%	[6]	6.99%	[6]	(30.87)%[6]	,7	11.28%	[5]	17.48%	(12.88)% [6]	5.63%	[6]	6.70%	[6]	(31.10)%[6,7]

Ratios to Average Net Assets

Total expenses	1.24%	[8]	1.29%	1.26%	1.35%		1.45%		1.25%		1.80%	[8]	1.90%	1.66%	1.72%		1.75%		1.58%

Total expenses excluding recoupment of past waived fees	1.24%	[8]	1.29%	1.26%	1.34%		1.45%		1.25%		1.65%	[8]	1.90%	1.66%	1.69%		1.73%		1.58%

Total expenses after fees waived, reimbursed and paid indirectly	1.24%	[8]	1.29%	1.26%	1.35%		1.43%		1.25%		1.80%	[8]	1.80%	1.65%	1.72%		1.70%		1.58%

Net investment income (loss)	0.55%	[8]	1.83%	1.41%	0.91%		1.36%		1.18%		(0.05)%	[8]	1.31%	1.02%	0.53%		1.13%		0.72%

Supplemental Data

Net assets, end of period (000)	$832,529		$798,205	$792,695	$802,167		$673,420		$ 450,605		$ 41,656		$ 47,598	$ 47,846	$70,365		$83,093		$ 64,368

Portfolio turnover	82%		99%	116%	116%		143%		138%		82%		99%	116%	116%		143%		138%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.
[8]	Annualized.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A										Investor B
	Six Months Ended March 31, 2013		Year Ended September 30,								Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010		2009		2008		(Unaudited)		2012	2011	2010	2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$ 31.33		$ 27.10	$ 31.33	$ 30.02		$ 28.14		$ 49.19		$ 29.15		$ 25.18	$ 29.10	$ 27.83	$ 26.29		$ 46.43

Net investment income (loss)[1]	0.04		0.45	0.39	0.21		0.27		0.33		(0.11)		0.16	0.10	(0.05)	0.09		(0.06)
Net realized and unrealized gain (loss)	3.52		4.30	(4.34)[2]	1.50	[2]	1.62	[2]	(13.09)	[2]	3.29		4.03	(4.01)[2]	1.42 [2]	1.45	[2]	(12.16)[2]

Net increase (decrease) from investment operations	3.56		4.75	(3.95)	1.71		1.89		(12.76)		3.18		4.19	(3.91)	1.37	1.54		(12.22)

Dividends and distributions from:
Net investment income	(0.47)		(0.52)[3]	(0.28)[3]	(0.40)[3]		(0.01)[3]		(1.05)	[3]	(0.15)		(0.22)[3]	(0.01)[3]	(0.10)[3]	–		(0.68)[3]
Net realized gain	–		–	–	–		–		(7.24)	[3]	–		–	–	–	–		(7.24)[3]

Total dividends and distributions	(0.47)		(0.52)	(0.28)	(0.40)		(0.01)		(8.29)		(0.15)		(0.22)	(0.01)	(0.10)	–		(7.92)

Net asset value, end of period	$ 34.42		$ 31.33	$ 27.10	$ 31.33		$ 30.02		$ 28.14		$ 32.18		$ 29.15	$ 25.18	$ 29.10	$ 27.83		$ 26.29

Total Investment Return[4]

Based on net asset value	11.45%	[5]	17.74%	(12.77)% [6]	5.73%	[6]	6.73%	[6]	(31.09)%[6]	,7	10.95%	[5]	16.72%	(13.45)% [6]	4.92% [6]	5.86%	[6]	(31.63)%[6,7]

Ratios to Average Net Assets

Total expenses	1.54%	[8]	1.57%	1.54%	1.59%		1.68%		1.58%		2.44%	[8]	2.41%	2.32%	2.38%	2.49%		2.35%

Total expenses excluding recoupment of past waived fees	1.54%	[8]	1.57%	1.54%	1.59%		1.68%		1.58%		2.44%	[8]	2.41%	2.32%	2.38%	2.49%		2.35%

Total expenses after fees waived, reimbursed and paid indirectly	1.54%	[8]	1.57%	1.53%	1.59%		1.68%		1.58%		2.44%	[8]	2.41%	2.32%	2.38%	2.49%		2.35%

Net investment income (loss)	0.25%	[8]	1.52%	1.16%	0.72%		1.15%		0.87%		(0.73)%	[8]	0.60%	0.34%	(0.18)%	0.41%		(0.15)%

Supplemental Data

Net assets, end of period (000)	$723,024		$692,445	$ 703,201	$794,034		$604,283		$ 482,526		$ 8,470		$ 10,813	$ 15,568	$ 25,080	$33,094		$ 42,927

Portfolio turnover	82%		99%	116%	116%		143%		138%		82%		99%	116%	116%	143%		138%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.
[8]	Annualized.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		53

Financial Highlights (concluded)	BlackRock International Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010	2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$ 28.91		$ 24.98	$ 28.92	$ 27.74	$ 26.21		$ 46.34

Net investment income (loss)[1]	(0.08)		0.20	0.11	(0.02)	0.08		0.03
Net realized and unrealized gain (loss)	3.24		3.98	(3.98)[2]	1.39 [2]	1.45	[2]	(12.20)[2]

Net increase (decrease) from investment operations	3.16		4.18	(3.87)	1.37	1.53		(12.17)

Dividends and distributions from:
Net investment income	(0.22)		(0.25)[3]	(0.07)[3]	(0.19)[3]	–		(0.72)[3]
Net realized gain	–		–	–	–	–		(7.24)[3]

Total dividends and distributions	(0.22)		(0.25)	(0.07)	(0.19)	–		(7.96)

Net asset value, end of period	$ 31.85		$ 28.91	$ 24.98	$ 28.92	$ 27.74		$ 26.21

Total Investment Return[4]

Based on net asset value	11.00%	[5]	16.83%	(13.44)% [6]	4.95% [6]	5.84%	[6]	(31.61)%[6,7]

Ratios to Average Net Assets

Total expenses	2.33%	[8]	2.34%	2.31%	2.36%	2.49%		2.32%

Total expenses excluding recoupment of past waived fees	2.33%	[8]	2.34%	2.31%	2.36%	2.49%		2.32%

Total expenses after fees waived, reimbursed and paid indirectly	2.33%	[8]	2.34%	2.31%	2.36%	2.48%		2.32%

Net investment income (loss)	(0.54)%	[8]	0.73%	0.37%	(0.06)%	0.38%		0.08%

Supplemental Data

Net assets, end of period (000)	$147,940		$148,910	$ 169,481	$224,958	$187,246		$ 194,068

Portfolio turnover	82%		99%	116%	116%	143%		138%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.
[8]	Annualized.

See Notes to Financial Statements.

54	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights	BlackRock Science & Technology Opportunities Portfolio

	Institutional										Service
	Six Months Ended March 31, 2013		Year Ended September 30,								Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010		2009		2008		(Unaudited)		2012	2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$ 10.01		$ 8.61	$ 9.02	$ 7.79		$ 6.98		$ 9.03		$ 9.66		$ 8.32	$ 8.72	$ 7.56		$ 6.80		$ 8.83

Net investment loss[1]	(0.02)		(0.06)	(0.06)	(0.05)		(0.02)		(0.05)		(0.03)		(0.08)	(0.07)	(0.08)		(0.04)		(0.06)
Net realized and unrealized gain (loss)	0.17		1.46	(0.35)[2]	1.28	[2]	0.83	[2]	(2.00)	[2]	0.16		1.42	(0.33)[2]	1.24	[2]	0.80	[2]	(1.97)[2]

Net increase (decrease) from investment operations	0.15		1.40	(0.41)	1.23		0.81		(2.05)		0.13		1.34	(0.40)	1.16		0.76		(2.03)

Net asset value, end of period	$ 10.16		$ 10.01	$ 8.61	$ 9.02		$ 7.79		$ 6.98		$ 9.79		$ 9.66	$ 8.32	$ 8.72		$ 7.56		$ 6.80

Total Investment Return[3]

Based on net asset value	1.50%	[4]	16.26%	(4.55)% [5]	15.79%	[5,6]	11.60%	[5,7]	(22.70)%[5]		1.35%	[4]	16.11%	(4.59)% [5]	15.34%	[5,8]	11.18%	[5,9]	(22.99)%[5]

Ratios to Average Net Assets

Total expenses	1.51%	[10]	1.45%	1.46%	1.55%		1.90%		1.70%		1.57%	[10]	1.57%	1.55%	1.76%		1.96%		2.01%

Total expenses excluding recoupment of past waived fees	1.51%	[10]	1.44%	1.46%	1.55%		1.90%		1.70%		1.57%	[10]	1.56%	1.54%	1.67%		1.96%		2.01%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%	[10]	1.39%	1.39%	1.39%		1.36%		1.35%		1.57%	[10]	1.57%	1.53%	1.74%		1.75%		1.73%

Net investment loss	(0.36)%	[10]	(0.63)%	(0.60)%	(0.59)%		(0.27)%		(0.55)%		(0.55)%	[10]	(0.81)%	(0.74)%	(0.94)%		(0.71)%		(0.75)%

Supplemental Data

Net assets, end of period (000)	$ 30,030		$ 34,022	$ 33,982	$ 33,135		$ 27,013		$ 42,886		$ 842		$ 944	$ 851	$ 659		$ 193		$ 106

Portfolio turnover	29%		320%	103%	97%		158%		89%		29%		320%	103%	97%		158%		89%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.53%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 9.03%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.08%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.53%.
[10]	Annualized.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		55

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor A										Investor B
	Six Months Ended March 31, 2013		Year Ended September 30,								Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010		2009		2008		(Unaudited)		2012	2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$ 9.51		$ 8.21	$ 8.62	$ 7.48		$ 6.73		$ 8.74		$ 8.60		$ 7.48	$ 7.93	$ 6.94		$ 6.30		$ 8.26

Net investment loss[1]	(0.03)		(0.09)	(0.09)	(0.08)		(0.04)		(0.06)		(0.06)		(0.15)	(0.16)	(0.14)		(0.08)		(0.13)
Net realized and unrealized gain (loss)	0.15		1.39	(0.32)[2]	1.22	[2]	0.79	[2]	(1.95)	[2]	0.14		1.27	(0.29)[2]	1.13	[2]	0.72	[2]	(1.83)[2]

Net increase (decrease) from investment operations	0.12		1.30	(0.41)	1.14		0.75		(2.01)		0.08		1.12	(0.45)	0.99		0.64		(1.96)

Net asset value, end of period	$ 9.63		$ 9.51	$ 8.21	$ 8.62		$ 7.48		$ 6.73		$ 8.68		$ 8.60	$ 7.48	$ 7.93		$ 6.94		$ 6.30

Total Investment Return[3]

Based on net asset value	1.26%	[4]	15.84%	(4.76)% [5]	15.24%	[5,6]	11.14%	[5,7]	(23.00)%[5]		0.93%	[4]	14.97%	(5.68)% [5]	14.27%	[5,8]	10.16%	[5,9]	(23.73)%[5]

Ratios to Average Net Assets

Total expenses	1.75%	[10]	1.72%	1.79%	1.82%		2.24%		2.04%		2.54%	[10]	2.52%	2.67%	2.70%		3.13%		2.96%

Total expenses excluding recoupment of past waived fees	1.74%	[10]	1.70%	1.71%	1.81%		2.24%		2.04%		2.54%	[10]	2.52%	2.44%	2.65%		3.00%		2.96%

Total expenses after fees waived, reimbursed and paid indirectly	1.75%	[10]	1.71%	1.78%	1.79%		1.77%		1.75%		2.54%	[10]	2.52%	2.66%	2.69%		2.65%		2.65%

Net investment loss	(0.69)%	[10]	(0.95)%	(0.98)%	(0.99)%		(0.68)%		(0.77)%		(1.50)%	[10]	(1.76)%	(1.87)%	(1.90)%		(1.53)%		(1.70)%

Supplemental Data

Net assets, end of period (000)	$ 87,361		$106,466	$106,632	$105,577		$ 83,734		$ 72,659		$ 2,218		$ 2,645	$ 3,130	$ 4,390		$ 6,538		$ 11,473

Portfolio turnover	29%		320%	103%	97%		158%		89%		29%		320%	103%	97%		158%		89%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.97%.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.98%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.30%.
[10]	Annualized.

See Notes to Financial Statements.

56	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights (concluded)	BlackRock Science & Technology Opportunities Portfolio

	Investor C										Class R
	Six Months Ended March 31,										Six Months Ended March 31,								Period
	2013		Year Ended September 30,								2013		Year Ended September 30,						September 8, 2008[1] to
	(Unaudited)		2012	2011	2010		2009		2008		(Unaudited)		2012	2011	2010		2009		September 30, 2008

Per Share Operating Performance

Net asset value, beginning of period	$ 8.58		$ 7.47	$ 7.92	$ 6.94		$ 6.29		$ 8.25		$ 9.74		$ 8.43	$ 8.88	$ 7.72		$ 6.97		$ 7.38

Net investment loss[2]	(0.07)		(0.15)	(0.16)	(0.14)		(0.09)		(0.13)		(0.05)		(0.12)	(0.12)	(0.11)		(0.06)		(0.01)
Net realized and unrealized gain (loss)	0.15		1.26	(0.29)[3]	1.12	[3]	0.74	[3]	(1.83)	[3]	0.16		1.43	(0.33)[3]	1.27	[3]	0.81	[3]	(0.40)[3]

Net increase (decrease) from investment operations	0.08		1.11	(0.45)	0.98		0.65		(1.96)		0.11		1.31	(0.45)	1.16		0.75		(0.41)

Net asset value, end of period	$ 8.66		$ 8.58	$ 7.47	$ 7.92		$ 6.94		$ 6.29		$ 9.85		$ 9.74	$ 8.43	$ 8.88		$ 7.72		$ 6.97

Total Investment Return[4]

Based on net asset value	0.93%	[5]	14.86%	(5.68)%[6]	14.12%	[6,7]	10.33%	[6,8]	(23.76)%	[6]	1.13%	[5]	15.54%	(5.07)%[6]	15.03%	[6,9]	10.76%	[6,10]	(5.56)%[5,6]

Ratios to Average Net Assets

Total expenses	2.63%	[11]	2.60%	2.68%	2.73%		3.23%		2.73%		1.98%	[11]	2.00%	2.00%	2.10%		2.42%		2.36%[11]

Total expenses excluding recoupment of past waived fees	2.62%	[11]	2.59%	2.59%	2.73%		3.23%		2.73%		1.98%	[11]	1.99%	2.00%	2.10%		2.42%		2.36%[11]

Total expenses after fees waived, reimbursed and paid indirectly	2.63%	[11]	2.60%	2.67%	2.71%		2.68%		2.62%		1.98%	[11]	1.99%	2.00%	2.09%		2.13%		2.13%[11]

Net investment loss	(1.61)%	[11]	(1.84)%	(1.88)%	(1.92)%		(1.59)%		(1.67)%		(0.95)%	[11]	(1.23)%	(1.21)%	(1.29)%		(1.04)%		(1.49)%[11]

Supplemental Data

Net assets, end of period (000)	$ 25,475		$ 26,543	$ 27,651	$ 27,053		$ 22,575		$ 22,003		$ 4,156		$ 4,329	$ 3,518	$ 2,961		$ 1,904		$ 1,362

Portfolio turnover	29%		320%	103%	97%		158%		89%		29%		320%	103%	97%		158%		89%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes redemption fees, which are less than $0.005 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.83%.
[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.47%.
[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.77%.
[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.18%.
[11]	Annualized.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		57

Financial Highlights	BlackRock U.S. Opportunities Portfolio

	Institutional										Service
	Six Months Ended March 31, 2013		Year Ended September 30,								Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010		2009		2008		(Unaudited)		2012	2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$ 36.42		$ 33.86	$ 36.94	$ 32.20		$ 31.69		$ 37.05		$ 34.71		$ 32.44	$ 35.40	$ 30.93		$ 30.58		$ 35.89

Net investment income (loss)[1]	0.09		0.19	0.05	0.04		0.09		0.09		(0.02)		0.02	(0.12)	(0.11)		(0.01)		(0.06)
Net realized and unrealized gain (loss)	5.15		6.31	(2.44)[2]	4.77	[2]	0.42	[2]	(5.45)	[2]	4.94		(6.03)	(2.34)[2]	4.58	[2]	0.35	[2]	(5.25)[2]

Net increase (decrease) from investment operations	5.24		6.50	(2.39)	4.81		0.51		(5.36)		4.92		6.05	(2.46)	4.47		0.34		(5.31)

Dividends and distributions from:
Net investment income	(0.33)		–	–	(0.07)[3]		(0.01)[3]		–		(0.09)		–	–	–		–		–
Net realized gains	(0.79)		(3.94)[3]	(0.69)[3]	–		–		–		(0.79)		(3.78)[3]	(0.50)[3]	–		–		–

Total dividends and distributions	(1.12)		(3.94)	(0.69)	(0.07)		(0.01)		–		(0.88)		(3.78)	(0.50)	–		–		–

Redemption fees added to paid-in capital	–		–	0.00 [4]	0.00	[4]	0.01		0.00[4]		–		–	0.00 [4]	0.00	[4]	0.01		0.00[4]

Net asset value, end of period	$ 40.54		$ 36.42	$ 33.86	$ 36.94		$ 32.20		$ 31.69		$ 38.75		$ 34.71	$ 32.44	$ 35.40		$ 30.93		$ 30.58

Total Investment Return[5]

Based on net asset value	14.84%	[6]	20.40%	(6.75)% [7]	14.96%	[7,8]	1.63%	[9]	(14.47)%[7]		14.56%	[6]	19.80%	(7.16)% [7]	14.45%	[7,8]	1.14%[9]		(14.80)%[7]

Ratios to Average Net Assets

Total expenses	1.38%	[10]	1.30%	1.36%	1.30%		1.40%		1.42%		1.67%	[10]	1.62%	1.57%	1.60%		1.71%		1.68%

Total expenses excluding recoupment of past waived fees	1.38%	[10]	1.30%	1.36%	1.30%		1.40%		1.42%		1.67%	[10]	1.62%	1.57%	1.60%		1.70%		1.68%

Total expenses after fees waived, reimbursed and paid indirectly	1.03%	[10]	1.03%	1.03%	1.03%		1.01%		1.00%		1.54%	[10]	1.51%	1.46%	1.48%		1.49%		1.43%

Net investment income (loss)	0.48%	[10]	0.52%	0.12%	0.13%		0.36%		0.26%		(0.09)%	[10]	0.05%	(0.30)%	(0.34)%		(0.06)%		(0.17)%

Supplemental Data

Net assets, end of period (000)	$1,087,723		$1,294,928	$1,905,254	$1,588,509		$890,264		$298,166		$161,265		$159,939	$183,604	$235,926		$191,318		$ 109,679

Portfolio turnover	45%		106%	120%	123%		166%		164%		45%		106%	120%	123%		166%		164%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Amount is less than $0.005 per share.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[9]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.
[10]	Annualized.

See Notes to Financial Statements.

58	BLACKROCK FUNDS	MARCH 31, 2013

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor A										Investor B
	Six Months Ended March 31, 2013		Year Ended September 30,								Six Months Ended March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011	2010		2009		2008		(Unaudited)		2012	2011	2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$ 34.30		$ 32.08	$ 35.02	$ 30.61		$ 30.29		$ 35.57		$ 30.72		$ 29.11	$ 31.96	$ 28.16		$ 28.06		$ 33.20

Net investment income (loss)[1]	(0.01)		0.01	(0.13)	(0.12)		(0.04)		(0.08)		(0.14)		(0.23)	(0.40)	(0.35)		(0.17)		(0.31)
Net realized and unrealized gain (loss)	4.88		5.97	(2.31)[2]	4.53	[2]	0.35	[2]	(5.20)	[2]	4.36		5.39	(2.06)[2]	4.15	[2]	0.26	[2]	(4.83)[2]

Net increase (decrease) from investment operations	4.87		5.98	(2.44)	4.41		0.31		(5.28)		4.22		5.16	(2.46)	3.80		0.09		(5.14)

Dividends and distributions from:
Net investment income	(0.05)		–	–	–		–		–		–		–	–	–		–		–
Net realized gains	(0.79)		(3.76)[3]	(0.50)[3]	–		–		–		(0.77)		(3.55)[3]	(0.39)[3]	–		–		–

Total dividends and distributions	(0.84)		(3.76)	(0.50)	–		–		–		(0.77)		(3.55)	(0.39)	–		–		–

Redemption fees added to paid-in capital	–		–	0.00 [4]	0.00	[4]	0.01		0.00[4]		–		–	0.00 [4]	0.00	[4]	0.01		0.00[4]

Net asset value, end of period	$ 38.33		$ 34.30	$ 32.08	$ 35.02		$ 30.61		$ 30.29		$ 34.17		$ 30.72	$ 29.11	$ 31.96		$ 28.16		$ 28.06

Total Investment Return[5]

Based on net asset value	14.55%	[6]	19.82%	(7.19)% [7]	14.41%	[7,8]	1.06%	[9]	(14.84)%[7]		14.10%	[6]	18.87%	(7.90)% [7]	13.49%	[7,8]	0.36%	[9]	(15.48)%[7]

Ratios to Average Net Assets

Total expenses	1.68%	[10]	1.62%	1.59%	1.64%		1.76%		1.73%		2.47%	[10]	2.42%	2.39%	2.44%		2.59%		2.56%

Total expenses excluding recoupment of past waived fees	1.68%	[10]	1.62%	1.59%	1.64%		1.75%		1.73%		2.46%	[10]	2.42%	2.37%	2.44%		2.59%		2.56%

Total expenses after fees waived, reimbursed and paid indirectly	1.55%	[10]	1.51%	1.49%	1.51%		1.56%		1.48%		2.32%	[10]	2.30%	2.28%	2.30%		2.27%		2.22%

Net investment income (loss)	(0.08)%	[10]	0.03%	(0.34)%	(0.37)%		(0.15)%		(0.22)%		(0.87)%	[10]	(0.74)%	(1.12)%	(1.18)%		(0.77)%		(0.95)%

Supplemental Data

Net assets, end of period (000)	$548,644		$610,343	$888,293	$1,158,626		$855,127		$ 495,656		$ 12,931		$ 12,833	$ 15,047	$ 20,255		$ 21,849		$ 20,998

Portfolio turnover	45%		106%	120%	123%		166%		164%		45%		106%	120%	123%		166%		164%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Distributions are determined in accordance with federal income tax regulations.
[4]	Amount is less than $0.005 per share.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[9]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.
[10]	Annualized.

See Notes to Financial Statements.

MARCH 31, 2013
BLACKROCK FUNDS		59

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C
	Six Months
	Ended
	March 31,
	2013	Year Ended September 30,
	(Unaudited)	2012		2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 30.75	$ 29.11		$ 31.95	$ 28.14	$ 28.04	$ 33.18

Net investment loss[1]	(0.13)	(0.21)		(0.38)	(0.33)	(0.19)	(0.30)
Net realized and unrealized gain (loss)	4.36	5.39		(2.07)[2]	4.14[2]	0.28[2]	(4.84)[2]

Net increase (decrease) from investment operations	4.23	5.18		(2.45)	3.81	0.09	(5.14)

Distributions from net realized gains	(0.77)	(3.54)	[3]	(0.39)[3]	–	–	–

Redemption fees added to paid-in capital	–	–		0.00[4]	0.00[4]	0.01	0.00[4]

Net asset value, end of period	$ 34.21	$ 30.75		$ 29.11	$ 31.95	$ 28.14	$ 28.04

Total Investment Return[5]

Based on net asset value	14.11%[6]	18.94%		(7.87)%[7]	13.54%[7,8]	0.36%[9]	(15.49)%[7]

Ratios to Average Net Assets

Total expenses	2.41%[10]	2.35%		2.34%	2.39%	2.52%	2.46%

Total expenses excluding recoupment of past waived fees	2.41%[10]	2.35%		2.33%	2.38%	2.52%	2.46%

Total expenses after fees waived, reimbursed and paid indirectly	2.27%[10]	2.25%		2.24%	2.27%	2.28%	2.21%

Net investment loss	(0.80)%[10]	(0.69)%		(1.08)%	(1.12)%	(0.85)%	(0.95)%

Supplemental Data

Net assets, end of period (000)	$205,908	$226,350		$282,586	$334,958	$238,819	$145,626

Portfolio turnover	45%	106%		120%	123%	166%	164%

[1]	Based on average shares outstanding.
[2]	Includes redemption fees, which are less than $0.005 per share.
[3]	Distributions are determined in accordance with federal income tax regulations.
[4]	Amount is less than $0.005 per share.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[8]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[9]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.
[10]	Annualized.

See Notes to Financial Statements.

60	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (Unaudited)

1.  Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Opportunities Portfolio (“Global Opportunities”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”), BlackRock International Opportunities Portfolio (“International Opportunities”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds, except Health Sciences Opportunities, is classified as diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used

MARCH 31, 2013
BLACKROCK FUNDS		61

Notes to Financial Statements (continued)

to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains

(losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either delivers collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and options written), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Funds has a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the

MARCH 31, 2013
62	BLACKROCK FUNDS

Notes to Financial Statements (continued)

loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but do not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended March 31, 2013, any securities on loan were collateralized by cash.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds and not the counterparty to perform. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’

	MARCH 31, 2013	63
BLACKROCK FUNDS

Notes to Financial Statements (continued)

net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Certain Funds purchase and/or sell financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a option written could result in a Fund purchasing or selling a security at a price different from the current market value.

MARCH 31, 2013
64	BLACKROCK FUNDS

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2013
	Asset Derivatives
		Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
	Statements of Assets and Liabilities Location			Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,969,756	$7,819,044	$27,141,813	$69,547	–
Equity contracts	Net unrealized appreciation/ depreciation[1]	–	–	–	–	$430,528
Total		$1,969,756	$7,819,044	$27,141,813	$69,547	$430,528

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

	Liability Derivatives

		Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities

	Statements of Assets and Liabilities Location		Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$1,540,439	$861,833	$17,695,143	$41,549
Equity contracts:
Options	Options written at value	–	93,752	–	–

Total		$1,540,439	$955,585	$17,695,143	$41,549

The Effect of Derivative Financial Instruments in the Statements of Operations
Six Months Ended March 31, 2013

	Net Realized Gain (Loss) From

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities

Foreign currency exchange contracts:
Foreign currency transactions	$(1,563,917)	$(11,733,588)	$(16,733,551)	$(267,441)	$(196,612)
Equity contracts:
Options	–	475,505	–	–	–

Total	$(1,563,917)	$(11,258,083)	$(16,733,551)	$(267,441)	$(196,612)

	Net Change in Unrealized Appreciation/Depreciation on

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities

Foreign currency exchange contracts:
Foreign currency translations	$823,866	$15,033,549	$16,123,334	$242,619	$199,777
Equity contracts:
Financial futures contracts	–	–	–	–	430,528
Options	–	76,364	–	–	–

Total	$823,866	$15,109,913	$16,123,334	$242,619	$630,305

For the six months ended March 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities

Financial futures contracts:
Average number of contracts purchased	–	–	–	–	288
Average notional value of contracts purchased	–	–	–	–	$33,091,250
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	45	34	88	3	–
Average number of contracts - US dollars sold	42	9	100	1	–
Average US dollar amounts purchased	$76,026,599	$301,734,051	$902,940,792	$4,162,699	–
Average US dollar amounts sold	$71,705,421	$ 31,033,629	$821,542,151	$ 730,962	–
Options:
Average number of option contracts written	–	1,263	–	–	–
Average notional value of option contracts written	–	$ 5,740,150	–	–	–

	MARCH 31, 2013	65
BLACKROCK FUNDS

Notes to Financial Statements (continued)

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater Than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750%	0.700%	0.675%	0.650%
International Opportunities	1.000%	0.950%	0.900%	0.850%
U.S. Opportunities	1.100%	1.050%	1.025%	1.000%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended March 31, 2013, the amounts waived were as follows:

Global Opportunities	$982
Health Sciences Opportunities	$18,752
International Opportunities	$3,029
Science & Technology Opportunities	$874
U.S. Opportunities	$8,696

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, to serve as sub-advisor for a portion of the assets of Global Opportunities, and with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for International Opportunities. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	N/A
Investor A	0.25%	N/A
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2013, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total

Global Opportunities	–	$ 241,398	$ 25,741	$ 266,060	$36,484	$ 569,683
Health Sciences Opportunities	$ 19,802	$1,348,652	$196,171	$1,996,628	$40,030	$3,601,283
International Opportunities	$ 58,703	$ 884,507	$ 49,129	$ 736,942	–	$1,729,281
Science & Technology Opportunities	$ 1,116	$ 116,466	$ 11,845	$ 127,177	$10,082	$ 266,686
U.S. Opportunities	$195,872	$ 695,032	$ 62,355	$1,046,176	–	$1,999,435

MARCH 31, 2013
66	BLACKROCK FUNDS

Notes to Financial Statements (continued)

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2013, the Funds paid the following to the affiliates in return for these services, which are included in transfer agent –class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total

Health Sciences Opportunities	–	$ 78	$ 90	–	$ 168
International Opportunities	$205,022	$4,800	$6,417	–	$216,239
Science & Technology Opportunities	$ 3	–	$1,625	–	$ 1,628
U.S. Opportunities	$ 73,641	$ 54	$1,965	$11	$ 75,671

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total

Global Opportunities	$1,132	–	$ 3,596	$ 319	$ 923	$158	$ 6,128
Health Sciences Opportunities	$5,258	$ 248	$25,469	$1,893	$6,867	$453	$40,188
International Opportunities	$2,935	$4,995	$10,014	$ 536	$3,940	–	$22,420
Science & Technology Opportunities	$2,371	$ 54	$ 4,151	–	$1,204	$174	$ 7,954
U.S. Opportunities	–	$ 774	$10,868	$ 611	$5,602	–	$17,855

For the six months ended March 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total

Global Opportunities	$ 41,002	–	$162,649	$ 2,631	$ 58,400	$10,686	$ 275,368
Health Sciences Opportunities	$ 282,038	$ 12,362	$873,208	$41,559	$278,702	$21,404	$1,509,273
International Opportunities	$ 575,691	$ 70,075	$676,071	$16,431	$164,802	–	$1,503,070
Science & Technology Opportunities	$ 57,866	$ 852	$170,204	$ 4,914	$ 63,154	$ 7,087	$ 304,077
U.S. Opportunities	$1,125,260	$184,433	$675,125	$16,738	$223,156	–	$2,224,712

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration – class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee – Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

	MARCH 31, 2013	67
BLACKROCK FUNDS

Notes to Financial Statements (continued)

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the six months ended March 31, 2013, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operations:

Administration Fees
Global Opportunities	$75,395
Health Sciences Opportunities	$622,221
International Opportunities	$534,819
Science & Technology Opportunities	$48,255
U.S. Opportunities	$581,401

For the six months ended March 31, 2013, the following table shows class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total

Global Opportunities	$ 7,034	–	$ 24,140	$ 644	$ 6,651	$1,825	$ 40,294
Health Sciences Opportunities	$ 61,447	$ 1,980	$101,735	$4,904	$49,916	$2,002	$221,984
International Opportunities	$ 86,542	$ 5,870	$ 78,002	$1,233	$18,441	–	$190,088
Science & Technology Opportunities	$ 3,811	$ 112	$ 11,647	$ 297	$ 3,179	$ 504	$ 19,550
U.S. Opportunities	$103,005	$19,587	$ 66,634	$1,559	$26,154	–	$216,939

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities[2]	Science & Technology Opportunities[2]	U.S. Opportunities[2]
Institutional	1.06%[1]	N/A	1.49%	1.39%	1.03%
Service	1.70%[2,3]	N/A	1.80%	1.78%	1.65%
Investor A	1.33%[1]	N/A	1.98%	1.80%	1.65%
Investor B	2.18%[1]	N/A	2.75%	2.73%	2.32%
Investor C	2.14%[1]	N/A	2.75%	2.73%	2.32%
Class R	1.72%[1]	1.81%[2,3]	2.18%[3]	2.57%	2.39%[3]
[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the Independent Trustees.
[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.
[3]	There were no shares outstanding as of March 31, 2013.

These amounts waived are included in fees waived by Manager, and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2013, the amounts included in fees waived by Manager were as follows:

Global Opportunities	$14,149
U.S. Opportunities	$1,347,044

Class specific expense waivers and reimbursements are as follows:

Administration Fees Waived

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total

Global Opportunities	$ 7,034	–	$24,140	$303	$6,651	$534	$ 38,662
International Opportunities	–	$278	–	–	–	–	$ 278
Science & Technology Opportunities	$ 3,556	–	$ 56	–	–	–	$ 3,612
U.S. Opportunities	$103,005	–	–	$736	–	–	$103,741

Transfer Agent Fees Waived

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total

Global Opportunities	$1,132	–	$3,596	$ 7	$923	$38	$5,696
International Opportunities	–	$8	–	–	–	–	$ 8
Science & Technology Opportunities	$2,296	–	–	–	–		$2,296
U.S. Opportunities	–	–	–	$248	–	–	$ 248

MARCH 31, 2013
68	BLACKROCK FUNDS

Notes to Financial Statements (continued)

Transfer Agent Fees Reimbursed

	Institutional	Investor A	Investor B	Investor C	Class R	Total

Global Opportunities	$ 38,810	$136,425	–	$35,750	$417	$ 211,402
Science & Technology Opportunities	$ 12,251	–	–	–	–	$ 12,251
U.S. Opportunities	$1,125,217	–	$70	–	–	$1,125,287

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2013, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Fund Level	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total

Global Opportunities	–	–	–	–	$141	–	$ 397	$ 538
Health Sciences Opportunities	–	–	–	–	–	–	$1,274	$ 1,274
International Opportunities	–	–	$34,739	–	–	–	–	$34,739
Science & Technology Opportunities	$150	$314	$ 17	$2,147	–	$399	$ 19	$ 3,046
U.S. Opportunities	–	–	–	$ 969	$685	–	–	$ 1,654

On March 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring September 30,

	2013	2014	2015

Global Opportunities
Fund Level	$ 100,404	$ 31,642	$ 14,149
Institutional	$ 19,725	$ 103,049	$ 46,976
Investor A	$ 29,036	$ 371,480	$ 164,161
Investor B	$ 721	$ 938	$ 310
Investor C	$ 14,452	$ 98,285	$ 43,324
Class R	–	$ 20,355	$ 989
International Opportunities
Service	–	$ 15,440	$ 286
Science & Technology Opportunities
Institutional	$ 26,657	$ 20,414	$ 18,103
Investor A	–	–	$ 56
U.S. Opportunities
Fund Level	$4,233,236	$3,190,512	$1,347,044
Institutional	$5,170,146	$2,763,643	$1,228,222
Investor B	–	$ 1,217	$ 1,054

For the six months ended March 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$2,313
Health Sciences Opportunities	$146,405
International Opportunities	$16,084
Science & Technology Opportunities	$2,773
U.S. Opportunities	$2,497

	MARCH 31, 2013	69
BLACKROCK FUNDS

Notes to Financial Statements (continued)

For the six months ended March 31, 2013, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C

Global Opportunities	-	$4,906	$ 1,163
Health Sciences Opportunities	$1,162	$7,068	$16,215
International Opportunities	$1,450	$5,139	$ 5,006
Science & Technology Opportunities	$ 492	$ 897	$ 482
U.S. Opportunities	$1,238	$7,892	$ 4,362

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Funds is shown as securities lending – affiliated – net in the Statements of Operations. For the six months ended March 31, 2013, BIM received these amounts in securities lending agent fees related to securities lending activities as follows:

Global Opportunities	$3,807
Health Sciences Opportunities	$76,136
International Opportunities	$8,172
U.S. Opportunities	$666,747

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer which is included in officer and trustees in the Statements of Operations.

4.  Investments:

Purchases and sales of investments excluding short-term securities for the six months ended March 31, 2013, were as follows:

	Purchases	Sales

Global Opportunities	$ 210,580,572	$ 243,220,362
Health Sciences Opportunities	$1,233,780,430	$1,139,616,795
International Opportunities	$1,421,415,935	$1,539,622,453
Science & Technology Opportunities	$ 44,735,977	$ 66,987,062
U.S. Opportunities	$ 930,403,212	$1,582,219,422

Transactions in options written for the six months ended March 31, 2013, were as follows:

	Health Sciences Opportunities

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of period	–	–	–	–
Options written	6,364	$590,913	428	$54,708
Options expired	(3,839)	(420,797)	(428)	(54,708)

Outstanding options, end of period	2,525	$170,116	–	–

MARCH 31, 2013
70	BLACKROCK FUNDS

Notes to Financial Statements (continued)

5.  Income Tax Information:

As of September 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	Global Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities

2015	–	–	$42,234,550	–
2017	$ 37,763,900	$10,669,404	4,448,928	–
2018	113,289,251	63,081,604	–	–
2019	3,120,805	–	783,208	–
No expiration date[1]	3,697,632	13,085,795	–	$4,845,999

Total	$157,871,588	$86,836,803	$47,466,686	$4,845,999

[1]	Must be utilized prior to losses subject to expiration.

As of March 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities

Tax cost	$277,484,080	$1,978,719,525	$1,502,716,603	$135,848,560	$1,741,661,312

Gross unrealized appreciation	$ 56,621,444	$565,688,227	$271,219,169	$ 22,633,982	$419,159,470
Gross unrealized depreciation	(3,604,409)	(3,580,769)	(18,290,815)	(1,124,898)	(6,655,472)

Net unrealized appreciation	$ 53,017,035	$562,107,458	$252,928,354	$ 21,509,084	$412,503,998

6.  Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2012. The Funds did not borrow under the credit agreement during the six months ended March 31, 2013.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Global Opportunities and International Opportunities invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of March 31, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of Global Opportunities’ and International Opportunities’ investments.

As of March 31, 2013, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting the health care sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

MARCH 31, 2013
BLACKROCK FUNDS		71

Notes to Financial Statements (continued)

As of March 31, 2013, Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Science & Technology Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2013, Global Opportunities invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

As of March 31, 2013, the Funds had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Pharmaceuticals	7%	10%
Food Products	6	–
Commercial Banks	6	5
Oil, Gas & Consumable Fuels	6	–
Diversified Financial Services	5	–
Capital Markets	–	6
Insurance	–	6
Other[1]	70	73

[1]	All other industries held were each less than 5% of long-term investments.

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
Global Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	592,609	$ 6,895,395	659,854	6,821,248
Shares issued in reinvestment of dividends	25,716	287,006	10,082	100,322
Shares redeemed	(574,303)	(6,578,243)	(2,080,293)	(21,759,629)
Net increase (decrease)	44,022	$ 604,158	(1,410,357)	$(14,838,059)

Investor A
Shares sold and automatic conversion of shares	441,561	$5,113,168	1,051,328	10,896,990
Shares issued in reinvestment of dividends	151,938	1,686,369	24,774	245,035
Shares redeemed	(2,125,351)	(24,211,736)	(6,009,025)	(62,842,202)
Net decrease	(1,531,852)	$(17,412,199)	(4,932,923)	$(51,700,177)

Investor B
Shares sold	4,767	$ 54,183	4,073	41,775
Shares issued in reinvestment of dividends	393	4,291	–	–
Shares redeemed and automatic conversion of shares	(85,659)	(954,408)	(242,558)	(2,470,508)
Net decrease	(80,499)	$(895,934)	(238,485)	$(2,428,733)

Investor C
Shares sold	115,016	$ 1,294,663	236,712	2,385,713
Shares issued in reinvestment of dividends	8,422	91,454	–	–
Shares redeemed	(683,214)	(7,587,911)	(1,641,578)	(16,620,299)
Net decrease	(559,776)	$(6,201,794)	(1,404,866)	$(14,234,586)

Class R
Shares sold	101,454	$1,176,158	397,248	4,083,085
Shares issued in reinvestment of dividends	37,846	422,279	497	4,914
Shares redeemed	(259,676)	(2,968,695)	(668,193)	(6,964,192)
Net decrease	(120,376)	$(1,370,258)	(270,448)	$(2,876,193)
Total Net Decrease	(2,248,481)	$(25,276,027)	(8,257,079)	$(86,077,748)

72	BLACKROCK FUNDS	MARCH 31, 2013

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
Health Sciences Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,936,045	$136,733,368	4,090,410	127,693,569
Shares issued in reinvestment of dividends and distributions	947,294	31,014,483	616,409	17,222,456
Shares redeemed	(3,131,329)	(106,037,845)	(3,632,124)	(111,317,797)
Net increase	1,752,010	$61,710,006	1,074,695	$33,598,228

Service
Shares sold	99,964	$ 3,382,064	181,882	$ 5,430,122
Shares issued in reinvestment of distributions	32,876	1,048,425	27,004	736,672
Shares redeemed	(80,568)	(2,692,291)	(246,784)	(7,450,005)
Net increase (decrease)	52,272	$ 1,738,198	(37,898)	$(1,283,211)

Investor A
Shares sold and automatic conversion of shares	6,166,620	$208,716,272	9,035,781	273,713,590
Shares issued in reinvestment of distributions	2,174,190	69,160,977	1,553,813	42,294,790
Shares redeemed	(4,198,624)	(140,378,302)	(9,782,340)	(295,306,792)
Net increase	4,142,186	$137,498,947	807,254	$20,701,588

Investor B
Shares sold	17,501	$ 554,297	37,810	1,085,412
Shares issued in reinvestment of distributions	81,715	2,433,479	78,735	2,017,206
Shares redeemed and automatic conversion of shares	(188,295)	(5,896,463)	(589,171)	(16,746,030)
Net decrease	(89,079)	$(2,908,687)	(472,626)	$(13,643,412)

Investor C
Shares sold	1,596,298	$ 50,302,123	1,661,256	47,475,233
Shares issued in reinvestment of distributions	835,814	24,731,781	581,778	14,834,985
Shares redeemed	(1,242,593)	(38,723,560)	(2,481,520)	(70,172,461)
Net increase (decrease)	1,189,519	$ 36,310,344	(238,486)	$ (7,862,243)

Class R
Shares sold	148,455	$ 4,990,563	268,557	8,196,982
Shares issued in reinvestment of distributions	32,123	1,017,311	19,428	527,655
Shares redeemed	(94,142)	(3,146,650)	(193,362)	(5,918,516)
Net increase	86,436	$ 2,861,224	94,623	$ 2,806,121
Total Net Increase	7,133,344	$237,210,032	1,227,562	$34,317,071

MARCH 31, 2013
BLACKROCK FUNDS		73

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
International Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,152,851	$108,231,579	8,183,030	$253,867,271
Shares issued in reinvestment of dividends	348,371	11,715,714	491,173	14,312,818
Shares redeemed	(4,717,555)	(162,659,384)	(12,293,903)	(373,392,042)
Net decrease	(1,216,333)	$(42,712,091)	(3,619,700)	$(105,211,953)

Service
Shares sold	84,241	$ 2,808,767	236,182	$ 7,089,386
Shares issued in reinvestment of dividends	17,109	556,385	26,176	737,899
Shares redeemed	(408,741)	(13,847,274)	(507,051)	(15,060,123)
Net decrease	(307,391)	$(10,482,122)	(244,693)	$ (7,232,838)

Investor A
Shares sold and automatic conversion of shares	2,016,217	$66,341,856	5,470,759	$161,089,624
Shares issued in reinvestment of dividends	305,190	9,814,892	458,334	12,782,955
Shares redeemed	(3,414,411)	(112,154,909)	(9,773,567)	(287,807,724)
Net decrease	(1,093,004)	$(35,998,161)	(3,844,474)	$(113,935,145)

Investor B
Shares sold	2,703	$ 40,266	4,121	$ 114,065
Shares issued in reinvestment of dividends	1,613	48,633	4,391	114,745
Shares redeemed and automatic conversion of shares	(112,004)	(3,284,088)	(255,913)	(7,017,833)
Net decrease	(107,688)	$(3,195,189)	(247,401)	$(6,789,023)

Investor C
Shares sold	228,420	$7,031,457	520,362	$14,183,899
Shares issued in reinvestment of dividends	34,280	1,022,570	56,675	1,467,326
Shares redeemed	(768,782)	(23,418,956)	(2,210,793)	(60,108,488)
Net decrease	(506,082)	$(15,364,929)	(1,633,756)	$(44,457,263)
Total Net Decrease	(3,230,498)	$(107,752,492)	(9,590,024)	$(277,626,222)

MARCH 31, 2013
74	BLACKROCK FUNDS

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
Science & Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	297,960	$ 2,929,782	770,288	$ 7,490,369
Shares redeemed	(741,033)	(7,254,507)	(1,317,474)	(12,874,187)
Net decrease	(443,073)	$(4,324,725)	(547,186)	$ (5,383,818)

Service
Shares sold	8,118	$ 77,856	22,926	$ 217,472
Shares redeemed	(19,885)	(191,504)	(27,413)	(258,161)
Net decrease	(11,767)	$(113,648)	(4,487)	$ (40,689)

Investor A
Shares sold and automatic conversion of shares	518,103	$4,838,623	1,304,226	$ 12,178,654
Shares redeemed	(2,646,477)	(24,430,291)	(3,101,152)	(28,528,060)
Net decrease	(2,128,374)	$(19,591,668)	(1,796,926)	$(16,349,406)

Investor B
Shares sold	3,950	$ 33,343	21,447	$ 181,555
Shares redeemed and automatic conversion of shares	(56,025)	(474,636)	(132,305)	(1,110,087)
Net decrease	(52,075)	$(441,293)	(110,858)	$ (928,532)

Investor C
Shares sold	288,831	$ 2,407,879	414,850	$ 3,505,554
Shares redeemed	(439,056)	(3,689,588)	(1,022,280)	(8,536,404)
Net decrease	(150,225)	$(1,281,709)	(607,430)	$(5,030,850)

Class R
Shares sold	97,203	$927,609	206,367	$ 1,973,361
Shares redeemed	(120,106)	(1,136,328)	(179,136)	(1,691,981)
Net increase (decrease)	(22,903)	$(208,719)	27,231	$281,380
Total Net Decrease	(2,808,417)	$(25,961,762)	(3,039,656)	$(27,451,915)

MARCH 31, 2013
BLACKROCK FUNDS		75

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
U.S. Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,730,750	$103,318,984	11,527,723	$408,516,164
Shares issued in reinvestment of distributions	938,471	33,306,300	4,597,296	151,572,873
Shares redeemed	(12,395,031)	(457,189,162)	(36,842,007)	(1,329,556,797)
Net decrease	(8,725,810)	$(320,563,878)	(20,716,988)	$(769,467,760)

Service
Shares sold	36,517	$ 1,311,093	77,821	$ 2,634,021
Shares issued in reinvestment of distributions	112,947	3,836,813	633,064	19,966,853
Shares redeemed	(596,107)	(21,249,124)	(1,762,370)	(60,181,040)
Net decrease	(446,643)	$(16,101,218)	(1,051,485)	$(37,580,166)

Investor A
Shares sold and automatic conversion of shares	773,434	$27,480,146	2,223,701	$ 75,106,543
Shares issued in reinvestment of distributions	391,967	13,174,024	2,846,386	88,721,884
Shares redeemed	(4,644,428)	(163,119,425)	(14,966,382)	(503,894,800)
Net decrease	(3,479,027)	$(122,465,255)	(9,896,295)	$(340,066,373)

Investor B
Shares sold	1,069	$ 33,860	2,090	$ 64,052
Shares issued in reinvestment of distributions	9,882	296,795	59,433	1,669,467
Shares redeemed and automatic conversion of shares	(50,272)	(1,569,110)	(160,728)	(4,877,153)
Net decrease	(39,321)	$(1,238,455)	(99,205)	$(3,143,634)

Investor C
Shares sold	132,699	$4,197,037	309,834	$9,436,396
Shares issued in reinvestment of distributions	164,304	4,938,957	1,073,324	30,171,224
Shares redeemed	(1,639,698)	(51,364,025)	(3,730,187)	(113,993,845)
Net decrease	(1,342,695)	$(42,228,031)	(2,347,029)	$(74,386,225)
Total Net Decrease	(14,033,496)	$(502,596,837)	(34,111,002)	$(1,224,644,158)

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees were collected and retained by the Funds for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds.

9.  Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 25, 2013, the credit agreement was terminated and a new agreement was entered into. The Funds became a party to a 364-day, $800 million credit agreement, which expires in April 2014. Excluding commitments designated for a certain individual fund, the Funds can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

MARCH 31, 2013
76	BLACKROCK FUNDS

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.[1]

New York, NY 10055

BlackRock International Limited[2]

Edinburgh, Scotland EH3 8JB

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

[1] For Global Opportunities.

[2] For International Opportunities.

MARCH 31, 2013
BLACKROCK FUNDS		77

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request, and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

78	BLACKROCK FUNDS	MARCH 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

MARCH 31, 2013
BLACKROCK FUNDS		79

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Long/Short Equity Fund	BlackRock Mid-Cap Value Opportunities Fund
BlackRock Basic Value Fund	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Capital Appreciation Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock China Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Real Estate Securities Fund
BlackRock Commodity Strategies Fund	BlackRock India Fund	BlackRock Russell 1000 Index Fund
BlackRock Disciplined Small Cap Core Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund	BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock International Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock U.S. Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Short Obligations Fund	BlackRock Ultra-Short Obligations Fund
BlackRock GNMA Portfolio	BlackRock Short-Term Treasury Fund	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

80	BLACKROCK FUNDS	MARCH 31, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

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BLACKROCK®

Eq-Opps-3/13-SAR

MARCH 31, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BLACKROCK®

BlackRock Managed Volatility Portfolio | of BlackRock Funds[SM]

Not FDIC Insured • No Bank Guarantee • May Lose Value

MARCH 31, 2013
2	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Dear Shareholder

Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment. About this time one year ago, concerns about Europe’s debt crisis dominated the markets as political instability in Greece and severe deficit and liquidity problems in Spain raised the specter of a full-blown euro collapse. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced it would purchase unlimited amounts of short term sovereign bonds to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade began to slow as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors grew increasingly concerned over the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. There was widespread fear that the fiscal cliff would push the United States into recession unless politicians could agree upon alternate measures to reduce the nation’s deficit. Worries that bipartisan gridlock would preclude a timely budget deal triggered high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although the postponement of decisions relating to spending cuts and the debt ceiling left some lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally in risk assets. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction as yields).

However, bond markets regained strength in February when economic momentum slowed and investors toned down their risk appetite. US stocks continued to rise, but at a more moderate pace. Uncertainty about how long the Federal Reserve would maintain its monetary easing bias drove high levels of volatility later in the month, but these fears abated as the budget sequester (automatic spending cuts scheduled to take effect March 1) began to appear imminent and was deemed likely to deter any near-term changes in the central bank’s policy stance. Improving labor market data and rising home prices pushed US stocks higher at the end of the period, with major indices reaching new all-time highs. Outside the United States, equity prices weakened in the final two months of the period due to a resurgence of macro risk out of Europe. Italy’s February presidential election ended in a stalemate, further propagating the ongoing theme of political instability in the eurozone. In March, a severe banking crisis in Cyprus underscored the fragility of the broader European banking system.

For the 6- and 12-month periods ended March 31, 2013, US and international stocks and high yield bonds posted strong gains, while emerging market equities lagged as the pace of global growth failed to impress investors. US Treasury yields were highly volatile over the past 12 months. While remaining relatively low from a historical standpoint, yields began inching higher in the later part of the period, pressuring Treasuries and investment-grade bonds. Tax-exempt municipal bonds, however, benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Markets have always been unpredictable, but that does not mean investors can delay taking action. At BlackRock, we believe it’s time for a different approach to investing. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. People everywhere are asking, “So what do I do with my money?” Visit www.blackrock.com for answers.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Despite continued global headwinds, risk assets (such as equities) have generated strong performance as investors sought meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	10.19%	13.96%
US small cap equities (Russell 2000® Index)	14.48	16.30
International equities (MSCI Europe, Australasia, Far East Index)	12.04	11.25
Emerging market equities (MSCI Emerging Markets Index)	3.87	1.96
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(0.55)	6.19
US investment grade bonds (Barclays US Aggregate Bond Index)	0.09	3.77
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.26	5.82
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.28	13.08

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2013

Investment Objective

BlackRock Managed Volatility Portfolio’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

—

For the six-month period ended March 31, 2013, the Fund underperformed its reference benchmark (60% MSCI All Country World Index (“MSCI ACWI”)/40% Citigroup World Government Bond Index (hedged into USD) (“Citigroup WGBI (hedged into USD)”). Individually, the Fund underperformed the MSCI ACWI and outperformed the Citigroup WGBI (hedged into USD). The following discussion of relative performance pertains to the Fund’s reference benchmark.

What factors influenced performance?

—

Despite a number of headwinds during the period, risk assets generally rallied worldwide, with most major equity markets posting strong gains. Relative to its reference benchmark, the Fund’s underweight to equities in favor of cash detracted from performance. Within the Fund’s equity allocation, overweight exposure to emerging markets had a negative impact on results. Disappointing economic data in the larger developing countries and macro risks stemming from Europe’s debt crisis caused emerging market equities to significantly underperform developed-market equities. Within US equities, an overweight to information technology (“IT”) hurt performance as the sector lagged the broader US equity market for the period.

—

Conversely, tactical positioning within the Fund’s equity segment contributed positively to performance. Within US stocks, sector biases towards financials, industrials and health care had a positive impact on returns as these sectors outperformed the broader US equity market during the period. Outside the United States, an overweight to Japanese equities boosted results as the Bank of Japan’s aggressive stance toward monetary stimulus drove a strong rally in the local equity market.

—

Within fixed income, the Fund’s overweight to credit sectors drove positive returns during the period. An allocation to high yield credit, which is not represented in the reference benchmark, was particularly beneficial as the sector outperformed core fixed income amid strong demand from investors seeking income in the low interest rate environment.

—

The Fund uses derivatives as part of its investment strategy. During the period, the use of foreign currency exchange contracts had a positive impact on performance. The Fund used derivatives to gain equity exposures in Germany and Japan. Exposure to Japan was additive to overall performance as its equity market moved sharply higher for the period. German equities, however, lagged broader international equities, largely due to the outperformance in Japan. In US equities, a tactical overweight to IT funded by reducing broad US equity exposure through the use of derivatives had a negative impact as the broader US market outperformed the IT sector.

Describe recent portfolio activity.

—

From a broad asset allocation perspective, the Fund decreased its equity position in favor of cash and cash equivalents early in the period as a means of reducing overall portfolio volatility amid rising macro risks in the United States and abroad. As the period drew to a close and it appeared that accommodative monetary policy would keep interest rates low for the near-term, the Fund rotated away from cash into investment grade credit in order to increase return potential while still maintaining a relatively low risk profile.

—

Within equities, the Fund reduced exposure to emerging markets given deteriorating growth prospects in the larger developing countries and continued underperformance relative to developed equity markets. Additionally, the Fund closed a tactical overweight to industrials on the back of strong performance in the sector during the period. The Fund initiated equity positions in Japan, Germany and Mexico, and added to sector exposures in health care, IT and financials.

Describe portfolio positioning at period end.

—

Relative to the reference benchmark, the Fund ended the period underweight in equities and overweight in fixed income, while continuing to hold an allocation to cash and cash equivalents. Within its equity allocation, the Fund was overweight in the United States, with sector overweights in health care, financials and IT. Within international equities, the Fund was overweight in Germany as Fund management continued to find stability and security in the country’s rate of growth. In addition, the Fund moved to an overweight in Mexican equities based on the likelihood that strong industry fundamentals combined with favorable governance and policy direction can drive outperformance in Mexico relative to other emerging markets.

—

The Fund’s fixed income allocation continues to reflect a preference for credit sectors over core fixed income. While spreads have compressed, Fund management continues to find yields in credit sectors attractive relative to the risks considering expectations for interest rates to remain low into 2015, historically low default rates and strong corporate balance sheets. With respect to cash, the Fund’s allocation naturally detracts from performance relative to the reference benchmark when financial markets are rising, however, holding cash enhances the ability of the Fund to manage portfolio volatility during periods of heightened uncertainty.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
iShares Barclays 1-3 Year Credit Bond Fund	7%
Health Care Select Sector SPDR Fund	6
Financial Select Sector SPDR Fund	6
Technology Select Sector SPDR Fund	6
Government of Japan	5
iShares MSCI Mexico Capped Investable Market Index Fund	5
iShares iBoxx $ High Yield Corporate Bond Fund	4
Vanguard MSCI Emerging Markets ETF	4
iShares MSCI USA Minimum Volatility Index Fund	2
iShares MSCI EAFE Minimum Volatility Index Fund	2

Portfolio Composition	Percent of Long-Term Investments
Investment Companies	45%
Common Stocks	23
Foreign Government Obligations	14
Corporate Bonds	9
U.S. Government Sponsored Agency Securities	5
Foreign Agency Obligations	3
U.S. Treasury Obligations	1

MARCH 31, 2013
4	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Total Return Based on a $10,000 Investment

[1]    Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments.

[3]    This is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

[4]    A market capitalization weighted bond index consisting of government bond markets of 23 countries including the United States.

[5]	This customized weighted index is comprised of the returns of the MSCI All Country World Index (60%) and Citigroup WGBI (hedged into USD) (40%).

Performance Summary for the Period Ended March 31, 2013

		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.58%	6.03%	N/A	4.62%	N/A	8.15%	N/A
Service	5.51	5.74	N/A	4.36	N/A	7.87	N/A
Investor A	5.49	5.72	0.20%	4.29	3.17%	7.78	7.21%
Investor B	5.02	4.82	0.32	3.42	3.06	7.12	7.12
Investor C	5.09	5.00	4.00	3.55	3.55	7.02	7.02
60% MSCI All Country World Index/40% Citigroup WGBI (hedged into USD)	6.39	8.45	N/A	3.60	N/A	7.76	N/A
MSCI All Country World Index	9.57	10.55	N/A	2.06	N/A	9.36	N/A
Citigroup WGBI (hedged into USD)	1.69	4.76	N/A	4.32	N/A	4.37	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,055.80	$ 4.56	$1,000.00	$1,020.49	$ 4.48	0.89%
Service	$1,000.00	$1,055.10	$ 5.99	$1,000.00	$1,019.10	$ 5.89	1.17%
Investor A	$1,000.00	$1,054.90	$ 5.74	$1,000.00	$1,019.35	$ 5.64	1.12%
Investor B	$1,000.00	$1,050.20	$10.38	$1,000.00	$1,014.81	$10.20	2.03%
Investor C	$1,000.00	$1,050.90	$ 9.41	$1,000.00	$1,015.76	$ 9.25	1.84%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

 See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

	MARCH 31, 2013	5
BLACKROCK MANAGED VOLATILITY PORTFOLIO

About Fund Performance

—	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Service Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

—	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

—

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for the Fund for periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2012 and held through March 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

MARCH 31, 2013
6	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/ or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

	MARCH 31, 2013	7
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments March 31, 2013 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

Amortizing Residential Collateral Trust, Series 2002-BC5, Class M2, 2.00%, 7/25/32 (a)	USD	11	$6,115
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.31%, 7/25/37 (a)		16	16,023
Knollwood CDO Ltd., Series 2004-1A, Class C, 3.51%, 1/10/39 (a)(b)		129	1
Santander Drive Auto Receivables Trust:
Series 2010-B, Class B, 2.10%, 9/15/14 (b)		166	166,505
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		104	103,978
Series 2011-S1A, Class D, 3.10%, 5/15/17 (b)		81	81,325

Total Asset-Backed Securities – 0.1%			373,947

Common Stocks		Shares

Aerospace & Defense – 0.3%
B/E Aerospace, Inc. (c)		3,865	233,021
The Boeing Co.		11,951	1,025,993
Northrop Grumman Corp.		4,244	297,717
Spirit AeroSystems Holdings, Inc., Class A (c)		14,370	272,886

			1,829,617

Air Freight & Logistics – 0.2%
Expeditors International of Washington, Inc.		7,623	272,217
United Parcel Service, Inc., Class B		6,465	555,343

			827,560

Auto Components – 0.1%
Lear Corp.		13,085	717,974

Automobiles – 0.1%
Hyundai Motor Co.		3,973	800,785

Beverages – 0.9%
Anheuser-Busch InBev NV		27,999	2,783,479
Beam, Inc.		12,398	787,769
The Coca-Cola Co.		1,848	74,733

Common Stocks	Shares	Value

Beverages (concluded)
Coca-Cola Enterprises, Inc.	162	$5,981
Monster Beverage Corp. (c)	806	38,479
Pernod-Ricard SA	8,243	1,027,348

		4,717,789

Biotechnology – 0.4%
Alexion Pharmaceuticals, Inc. (c)	1,204	110,937
Amgen, Inc.	11,311	1,159,491
Biogen Idec, Inc. (c)	2,885	556,545
Celgene Corp. (c)	160	18,546
Myriad Genetics, Inc. (c)	11,951	303,555

		2,149,074

Building Products – 0.3%
Assa Abloy AB, Class B	37,563	1,533,473

Capital Markets – 0.2%
Credit Suisse Group AG	42,487	1,117,792
Franklin Resources, Inc.	1,201	181,123
Invesco Ltd.	426	12,337
LPL Financial Holdings, Inc.	1,918	61,836

		1,373,088

Chemicals – 0.5%
CF Industries Holdings, Inc.	419	79,765
Cytec Industries, Inc.	424	31,410
Eastman Chemical Co.	2,981	208,282
Linde AG	5,150	959,292
LyondellBasell Industries NV, Class A	8,926	564,927
Monsanto Co.	7,086	748,494
The Valspar Corp.	2,158	134,335

		2,726,505

Commercial Banks – 1.1%
Bank Rakyat Indonesia Persero Tbk PT	705,500	636,520
BB&T Corp.	3,401	106,757
BNP Paribas SA	9,775	502,587
BOK Financial Corp.	1,559	97,126
CIT Group, Inc. (c)	9,931	431,800
First Citizens BancShares, Inc., Class A	881	160,959

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	LIBOR	London Interbank Offered Rate
	AUD	Australian Dollar	MXN	Mexican Peso
	BRL	Brazilian Real	MYR	Malaysian Ringgit
	CAD	Canadian Dollar	NOK	Norwegian Krone
	CDO	Collateralized Debt Obligation	NZD	New Zealand Dollar
	CLP	Chilean Peso	PHP	Philippine Peso
	COP	Colombian Peso	PLN	Polish Zloty
	CZK	Czech Koruna	RON	Romanian Leu
	DKK	Danish Krone	RUB	Russian Ruble
	ETF	Exchange Traded Fund	SEK	Swedish Krona
	EUR	Euro	SGD	Singapore Dollar
	EURIBOR FEDL01	Euro Interbank Offered Rate US OverNight Federal Funds	SPDR	Standard & Poor’s Depositary Receipts
	GBP HUF IDR ILS INR JPY KRW	Effective Rate British Pound Hungarian Forint Indonesian Rupiah Israeli Shekel Indian Rupee Japanese Yen South Korean Won	STIBOR	Stockholm Interbank Offered Rate
			TBA	To-Be-Announced
			THB	Thai Baht
			TRY	Turkish Lira
			TWD	Taiwan Dollar
			USD	US Dollar
			ZAR	South African Rand

See Notes to Financial Statements.

MARCH 31, 2013
8	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Commercial Banks (concluded)
First Republic Bank	15,055	$581,424
HSBC Holdings Plc	77,492	826,998
ICICI Bank Ltd. - ADR	11,021	472,801
Mitsubishi UFJ Financial Group, Inc.	176,900	1,048,101
Sberbank of Russia - ADR	74,125	945,094
U.S. Bancorp	3,793	128,696
Wells Fargo & Co.	8,114	300,137

		6,239,000

Commercial Services & Supplies — 0.1%
The ADT Corp.	16,167	791,213

Communications Equipment — 0.2%
Cisco Systems, Inc.	20,936	437,772
QUALCOMM, Inc.	10,265	687,242

		1,125,014

Computers & Peripherals — 0.6%
Apple, Inc.	6,595	2,919,145
Dell, Inc.	7,652	109,653
Western Digital Corp.	7,017	352,815

		3,381,613

Consumer Finance — 0.1%
Capital One Financial Corp.	14,857	816,392

Containers & Packaging — 0.1%
Ball Corp.	3,991	189,892
Crown Holdings, Inc. (c)	1,526	63,497
Greif, Inc., Class A	3,065	164,345

		417,734

Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (c)	530	9,217
Service Corp. International	29,811	498,738

		507,955

Diversified Financial Services — 0.7%
Citigroup, Inc.	27,516	1,217,308
JPMorgan Chase & Co.	35,656	1,692,234
The McGraw-Hill Cos., Inc.	6,789	353,571
Moody’s Corp.	5,915	315,388
NYSE Euronext	1,289	49,807

		3,628,308

Diversified Telecommunication Services — 0.2%
AT&T Inc.	8,774	321,918
Verizon Communications, Inc.	10,307	506,589

		828,507

Electric Utilities — 0.1%
Duke Energy Corp.	640	46,458
Xcel Energy, Inc.	15,214	451,856

		498,314

Electrical Equipment — 0.0%
Sensata Technologies Holding NV (c)	5,888	193,539

Electronic Equipment, Instruments & Components — 0.1%
Corning, Inc.	19,482	259,695
Ingram Micro, Inc., Class A (c)	983	19,345
Tech Data Corp. (c)	264	12,041

		291,081

Common Stocks	Shares	Value

Energy Equipment & Services — 0.2%
National Oilwell Varco, Inc.	9,160	$648,070
Schlumberger Ltd.	3,497	261,890

		909,960

Food & Staples Retailing — 0.3%
Costco Wholesale Corp.	6,534	693,323
CVS Caremark Corp.	19,843	1,091,167
Whole Foods Market, Inc.	543	47,105

		1,831,595

Food Products — 0.8%
H.J. Heinz Co.	1,684	121,703
Ingredion, Inc.	2,942	212,765
Mead Johnson Nutrition Co.	10,680	827,166
Mondelez International, Inc., Class A	8,410	257,430
Nestle SA	31,236	2,261,408
Want Want China Holdings Ltd.	560,000	862,561

		4,543,033

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories	14,411	508,997
Baxter International, Inc.	5,205	378,091
Thoratec Corp. (c)	1,752	65,700

		952,788

Health Care Providers & Services — 0.4%
Cardinal Health, Inc.	2,809	116,911
Catamaran Corp. (c)	4,790	254,014
Coventry Health Care, Inc.	708	33,297
Express Scripts Holding Co. (c)	13,410	773,087
HCA Holdings, Inc.	9,093	369,449
Humana, Inc.	6,167	426,201
UnitedHealth Group, Inc.	3,274	187,306

		2,160,265

Hotels, Restaurants & Leisure — 0.2%
Starbucks Corp.	15,015	855,254

Household Durables — 0.1%
NVR, Inc. (c)	502	542,215

Household Products — 0.1%
The Procter & Gamble Co.	6,524	502,739

Independent Power Producers & Energy Traders — 0.1%
AES Corp.	16,855	211,867
NRG Energy, Inc.	9,344	247,523

		459,390

Industrial Conglomerates — 0.1%
General Electric Co.	23,108	534,257

Insurance — 0.9%
ACE Ltd.	9,255	823,417
Allied World Assurance Co. Holdings Ltd.	2,271	210,567
American International Group, Inc. (c)	8,181	317,586
Berkshire Hathaway, Inc., Class B (c)	2,502	260,708
China Life Insurance Co. Ltd., H Shares	151,000	393,916
Marsh & McLennan Cos., Inc.	22,587	857,628
Prudential Financial, Inc.	2,453	144,703
Reinsurance Group of America, Inc.	7,287	434,815
Zurich Insurance Group AG	4,960	1,385,020

		4,828,360

See Notes to Financial Statements.

	MARCH 31, 2013	9
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Internet & Catalog Retail – 0.3%
Liberty Ventures, Series A (c)	3,137	$237,094
priceline.com, Inc. (c)	1,323	910,131
TripAdvisor, Inc. (c)	4,627	243,010

		1,390,235

Internet Software & Services – 0.8%
eBay, Inc. (c)	644	34,918
Google, Inc., Class A (c)	2,244	1,781,803
IAC/InterActiveCorp.	4,904	219,111
Marin Software, Inc. (c)	136	2,234
MercadoLibre, Inc. (d)	14,000	1,351,840
VeriSign, Inc. (c)	7,084	334,932
Yandex NV (c)	20,467	473,197

		4,198,035

IT Services – 0.5%
Computer Sciences Corp.	655	32,246
CoreLogic, Inc. (c)	19,734	510,321
Fidelity National Information Services, Inc.	7,536	298,576
International Business Machines Corp.	2,050	437,265
Lender Processing Services, Inc.	3,511	89,390
Mastercard, Inc., Class A	1,579	854,444
Total System Services, Inc.	14,931	369,990

		2,592,232

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.	10,472	439,510

Machinery – 0.7%
Atlas Copco AB, A Shares	42,952	1,220,441
Cummins, Inc.	6,472	749,522
FANUC Corp.	6,800	1,046,209
Ingersoll-Rand Plc	222	12,212
Railpower Technologies Corp. (c)	17,600	1,038
Snap-On, Inc.	486	40,192
WABCO Holdings, Inc. (c)	4,203	296,690
Wabtec Corp.	5,174	528,317
Xylem, Inc.	7,787	214,610

		4,109,231

Media – 1.5%
AMC Networks, Inc., Class A (c)	8,334	526,542
British Sky Broadcasting Group Plc	162,163	2,180,117
CBS Corp., Class B	19,194	896,168
Comcast Corp., Class A	10,289	432,241
DIRECTV (c)	13,388	757,895
ITV Plc	672,626	1,326,537
Lamar Advertising Co., Class A (c)	785	38,159
Liberty Global, Inc., Class A (c)	19,714	1,447,008
Time Warner, Inc.	8,804	507,287

		8,111,954

Metals & Mining – 0.4%
POSCO	1,420	416,538
Rio Tinto Plc	32,225	1,518,163

		1,934,701

Multiline Retail – 0.0%
Dollar Tree, Inc. (c)	5,156	249,705

Multi-Utilities – 0.0%
Ameren Corp.	3,792	132,796

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels – 1.4%
Anadarko Petroleum Corp.	978	$85,526
Apache Corp.	5,415	417,821
Chevron Corp.	10,897	1,294,782
ConocoPhillips	18,652	1,120,985
EQT Corp.	4,334	293,629
Exxon Mobil Corp.	31,900	2,874,509
Longview Energy Co. (Acquired 8/13/04, cost $48,000) (c)(e)	3,200	51,844
Marathon Petroleum Corp.	4,942	442,803
Matador Resources Co. (Acquired 4/13/06, cost $8,451) (c)(e)	939	8,320
Royal Dutch Shell Plc, B Shares	33,546	1,115,832

		7,706,051

Paper & Forest Products – 0.1%
Ainsworth Lumber Co. Ltd. (b)(c)	26,991	107,694
Ainsworth Lumber Co. Ltd. (c)	19,432	77,854
Boise Cascade Co. (c)	300	10,182
Domtar Corp.	4,293	333,223

		528,953

Personal Products – 0.1%
The Estee Lauder Cos., Inc., Class A	8,397	537,660

Pharmaceuticals – 1.5%
AbbVie, Inc.	26,937	1,098,491
Actavis, Inc. (c)	5,099	469,669
Allergan, Inc.	6,602	736,981
Johnson & Johnson	5,667	462,030
Merck & Co., Inc.	10,326	456,719
Pfizer, Inc.	14,364	414,545
Roche Holding AG	11,372	2,651,915
Sanofi-Aventis SA	19,556	1,987,052
Zoetis, Inc. (c)	2,089	69,773

		8,347,175

Professional Services – 0.1%
Equifax, Inc.	4,442	255,815
Nielsen Holdings NV	10,517	376,719

		632,534

Real Estate Investment Trusts (REITs) – 0.3%
American Tower Corp.	10,922	840,120
CommonWealth REIT	2,935	65,861
Federal Realty Investment Trust	2,008	216,944
HCP, Inc.	2,973	148,234
Potlatch Corp.	4,876	223,613
Prologis, Inc.	189	7,556
Weyerhaeuser Co.	5,807	182,224

		1,684,552

Real Estate Management & Development – 0.0%
Alexander & Baldwin, Inc. (c)	5,086	181,825

Road & Rail – 0.2%
Union Pacific Corp.	7,806	1,111,652

Semiconductors & Semiconductor Equipment – 0.7%
ASML Holding NV	13,720	924,087
Avago Technologies Ltd.	10,290	369,617
First Solar, Inc. (c)	2,237	60,310
Intel Corp.	4,860	106,191
KLA-Tencor Corp.	108	5,696

See Notes to Financial Statements.

MARCH 31, 2013
10	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Semiconductors & Semiconductor Equipment (concluded)
Maxim Integrated Products, Inc.		9,766	$318,860
NXP Semiconductor NV (c)		7,683	232,488
Samsung Electronics Co. Ltd.		892	1,225,612
Skyworks Solutions, Inc. (c)		812	17,888
Veeco Instruments, Inc. (c)		20,734	794,734

			4,055,483

Software – 0.5%
Autodesk, Inc. (c)		11,860	489,106
Fair Isaac Corp.		193	8,818
Microsoft Corp.		65,725	1,880,392
Oracle Corp.		2,028	65,586
Silver Spring Networks, Inc. (c)		167	2,894
Synopsys, Inc. (c)		4,574	164,115

			2,610,911

Specialty Retail – 0.7%
The Home Depot, Inc.		9,955	694,660
Kingfisher Plc		283,856	1,244,523
Ross Stores, Inc.		13,623	825,826
TJX Cos., Inc.		19,558	914,337

			3,679,346

Textiles, Apparel & Luxury Goods – 0.3%
Coach, Inc.		10,460	522,895
Michael Kors Holdings Ltd. (c)		3,773	214,269
The Swatch Group AG		1,277	744,724

			1,481,888

Thrifts & Mortgage Finance – 0.1%
LIC Housing Finance Ltd.		109,577	454,642

Tobacco – 1.1%
Imperial Tobacco Group Plc		72,444	2,534,333
Japan Tobacco, Inc.		52,300	1,665,959
Lorillard, Inc.		12,901	520,555
Philip Morris International, Inc.		16,787	1,556,323

			6,277,170

Trading Companies & Distributors – 0.0%
MRC Global, Inc. (c)		4,235	139,459
W.W. Grainger, Inc.		242	54,445

			193,904

Water Utilities – 0.1%
American Water Works Co., Inc.		18,170	752,965

Wireless Telecommunication Services – 0.7%
Crown Castle International Corp. (c)		11,994	835,262
Telephone & Data Systems, Inc.		9,763	205,706
Vodafone Group Plc		955,365	2,711,647

			3,752,615

Total Common Stocks – 22.0%			120,662,116

Corporate Bonds	Par (000)

Aerospace & Defense – 0.0%
Thales SA, 2.25%, 3/19/21	EUR	200	258,554

Corporate Bonds	Par (000)		Value

Automobiles – 0.1%
Ford Motor Co., 4.75%, 1/15/43	USD	250	$232,676
Volkswagen International Finance NV, 2.00%, 1/14/20	EUR	400	521,253

			753,929

Beverages – 0.0%
SABMiller Holdings, Inc., 4.95%, 1/15/42 (b)	USD	200	220,630

Capital Markets – 0.4%
The Goldman Sachs Group, Inc., 5.75%, 1/24/22		700	813,907
Jefferies Group LLC, 5.13%, 1/20/23		350	370,572
Morgan Stanley, 3.75%, 2/25/23		650	657,011
Prosegur Cia de Seguridad SA, 2.75%, 4/02/18	EUR	200	255,544

			2,097,034

Chemicals – 0.2%
Brenntag Finance BV, 5.50%, 7/19/18		400	579,963
INEOS Finance Plc, 7.50%, 5/01/20	USD	150	163,313
INEOS Group Holdings SA, 7.88%, 2/15/16	EUR	200	258,283

			1,001,559

Commercial Banks – 2.8%
Abbey National Treasury Services Plc, 4.25%, 4/12/22		500	761,337
Asian Development Bank, 2.35%, 6/21/27	JPY	20,000	252,151
Banco Bilbao Vizcaya Argentaria SA, 3.50%, 12/05/17	EUR	500	657,347
Banco de Sabadell SA, 3.38%, 1/23/18		200	257,203
Banco Popolare SC, 3.75%, 1/28/16		250	310,035
Bankinter SA, 3.88%, 10/30/15		300	396,360
Barclays Bank Plc, 4.13%, 3/15/16		400	558,043
BBVA Senior Finance SAU, 3.75%, 1/17/18		200	252,570
BNP Paribas SA:
2.88%, 11/27/17		600	810,423
2.50%, 8/23/19		200	260,356
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (b)	USD	290	303,282
Carrefour Banque SA, 2.88%, 9/25/15	EUR	200	267,281
Danske Bank A/S, 3.88%, 5/18/16		500	688,543
European Investment Bank, 2.15%, 1/18/27	JPY	20,000	238,022
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (b)	USD	680	706,350
HSBC Holdings Plc, 6.10%, 1/14/42		150	190,223
Hypo Alpe-Adria-Bank International AG, 2.38%, 12/13/22	EUR	1,500	1,944,938
ING Bank NV:
3.38%, 1/11/18		250	355,415
2.63%, 12/05/22 (b)	USD	500	497,370
Intesa Sanpaolo SpA:
4.38%, 10/15/19	EUR	400	506,582
3.38%, 1/24/25		200	258,166
KBC Internationale Financieringsmaatschappij NV, 4.50%, 3/27/17		500	710,304
Lloyds TSB Bank Plc:
6.50%, 3/24/20		300	424,681
4.00%, 9/29/21		250	374,641
Société Générale SA, 2.38%, 2/28/18		600	786,500
Société Générale SFH, 2.88%, 3/14/19		500	694,991
SpareBank 1 SR Bank ASA, 2.13%, 2/03/20		150	191,308
Sumitomo Mitsui Banking Corp., 4.85%, 3/01/22	USD	200	219,373
Swedbank AB, 3.00%, 12/05/22 (a)	EUR	250	327,932

See Notes to Financial Statements.

	MARCH 31, 2013	11
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Commercial Banks (concluded)
Turkiye Garanti Bankasi AS, 5.25%, 9/13/22	USD	300	$312,375
Wells Fargo & Co., 3.50%, 3/08/22		540	567,539

			15,081,641

Commercial Services & Supplies – 0.2%
Cegedim SA, 6.75%, 4/01/20	EUR	200	253,412
Edenred SA, 3.63%, 10/06/17		600	831,197
La Financiere Atalian SA, 7.25%, 1/15/20		100	130,359

			1,214,968

Diversified Financial Services – 1.0%
Bank of America Corp., 5.70%, 1/24/22	USD	600	702,805
Banque PSA Finance SA, 0.63%, 4/08/16	EUR	1,200	1,538,735
Citigroup, Inc.:
5.00%, 9/15/14	USD	140	147,004
4.59%, 12/15/15		700	758,778
JPMorgan Chase Bank, NA, 6.00%, 10/01/17		445	524,187
Nationwide Building Society:
3.13%, 4/03/17	EUR	500	685,219
4.13%, 3/20/23 (a)		150	190,477
Old Mutual Plc, 7.13%, 10/19/16	GBP	200	349,390
RCI Banque SA, 2.88%, 1/22/18	EUR	350	451,646

			5,348,241

Diversified Telecommunication Services – 0.2%
Bharti Airtel International Netherlands BV, 5.13%, 3/11/23	USD	300	301,200
Iliad SA, 4.88%, 6/01/16	EUR	300	412,665
Verizon Communications, Inc.:
3.50%, 11/01/21	USD	240	249,400
6.40%, 2/15/38		200	240,554

			1,203,819

Electric Utilities – 0.5%
Alabama Power Co., 3.95%, 6/01/21		220	245,322
Duke Energy Carolinas LLC, 4.25%, 12/15/41		185	189,647
EDP Finance BV, 5.75%, 9/21/17	EUR	300	412,419
Energa Finance AB, 3.25%, 3/19/20		300	395,548
ESB Finance Ltd., 6.25%, 9/11/17		200	297,702
Georgia Power Co., 3.00%, 4/15/16	USD	390	415,613
MidAmerican Energy Holdings Co., 6.50%, 9/15/37		150	194,736
PacifiCorp, 6.25%, 10/15/37		100	133,439
Perusahaan Listrik Negara PT, 5.25%, 10/24/42		200	189,500

			2,473,926

Energy Equipment & Services – 0.0%
ENCE Energia y Celulosa SA, 7.25%, 2/15/20	EUR	150	194,770

Food & Staples Retailing – 0.1%
Casino Guichard Perrachon SA:
3.16%, 8/06/19		200	270,786
3.31%, 1/25/23		100	132,596

			403,382

Food Products – 0.1%
Barry Callebaut Services NV, 5.38%, 6/15/21		500	712,179

Gas Utilities – 0.1%
Gas Natural Finance BV, 3.88%, 1/17/23		100	128,205
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)	USD	185	231,193

			359,398

Corporate Bonds		Par (000)	Value

Health Care Equipment & Supplies – 0.1%
Covidien International Finance SA, 3.20%, 6/15/22	USD	500	$521,519

Hotels, Restaurants & Leisure – 0.2%
William Hill Plc, 7.13%, 11/11/16	GBP	350	593,900
Wyndham Worldwide Corp.:
4.25%, 3/01/22	USD	330	345,616
4.00%, 3/01/23		200	200,654

			1,140,170

Household Durables – 0.1%
NVR, Inc., 3.95%, 9/15/22		550	564,581

Household Products – 0.0%
Zobele Holding SpA, 7.88%, 2/01/18	EUR	100	132,346

Industrial Conglomerates – 0.1%
Smiths Group Plc, 4.13%, 5/05/17		500	703,417

Insurance – 0.3%
AIA Group Ltd., 3.13%, 3/13/23	USD	600	591,743
Allianz Finance II BV, 5.75%, 7/08/41 (a)	EUR	100	142,923
Aviva Plc, 6.13%, 11/14/36 (a)	GBP	100	154,319
AXA SA, 5.25%, 4/16/40 (a)	EUR	200	264,919
Hannover Finance Luxembourg SA, 5.00%, 6/30/43 (a)		100	136,481
Talanx AG, 3.13%, 2/13/23		100	133,946

			1,424,331

IT Services – 0.1%
Cerved Technologies SpA, 6.38%, 1/15/20		100	126,283
Computer Sciences Corp., 4.45%, 9/15/22	USD	300	318,071

			444,354

Leisure Equipment & Products – 0.0%
Mattel, Inc., 5.45%, 11/01/41		200	217,966

Life Sciences Tools & Services – 0.0%
Life Technologies Corp., 6.00%, 3/01/20		230	258,047

Media – 0.3%
Arqiva Broadcast Finance Plc, 9.50%, 3/31/20	GBP	125	196,624
British Sky Broadcasting Group Plc, 3.13%, 11/26/22 (b)	USD	500	498,583
Cyfrowy Polsat Finance AB, 7.13%, 5/20/18	EUR	300	416,265
Time Warner Cable, Inc., 4.50%, 9/15/42	USD	6	5,454
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 9/15/22	EUR	100	127,337
Wolters Kluwer NV, 2.88%, 3/21/23		100	130,842

			1,375,105

Metals & Mining – 0.1%
Rio Tinto Finance USA Plc, 3.50%, 3/22/22	USD	400	411,525

Multi-Utilities – 0.1%
Centrica Plc, 6.38%, 3/10/22	GBP	100	193,592
Dominion Resources, Inc., 1.95%, 8/15/16	USD	305	314,527

			508,119

Oil, Gas & Consumable Fuels – 0.2%
Enterprise Products Operating LLC:
6.13%, 10/15/39		125	146,974
Series L, 6.30%, 9/15/17		250	300,452
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		225	268,259
5.00%, 8/15/42		150	152,063

See Notes to Financial Statements.

MARCH 31, 2013
12	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.20%, 3/06/22	USD	300	$297,375

			1,165,123

Paper & Forest Products – 0.2%
Mondi Finance Plc, 3.38%, 9/28/20	EUR	700	922,261

Pharmaceuticals – 0.0%
Zoetis, Inc., 3.25%, 2/01/23 (b)	USD	100	101,408

Professional Services – 0.1%
Experian Finance Plc, 4.75%, 11/23/18	GBP	400	690,208

Real Estate Investment Trusts (REITs) – 0.2%
Goodman Funding Pty Ltd., 6.38%, 4/15/21 (b)	USD	400	462,959
Unibail-Rodamco SE, 2.38%, 2/25/21	EUR	350	459,374
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21	USD	135	150,031

			1,072,364

Real Estate Management & Development – 0.0%
WEA Finance LLC, 4.63%, 5/10/21 (b)		150	167,311

Road & Rail – 0.2%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		150	179,705
National Express Group Plc, 6.63%, 6/17/20	GBP	400	719,938

			899,643

Semiconductors & Semiconductor Equipment – 0.1%
TSMC Global Ltd., 1.63%, 4/03/18 (b)	USD	500	498,330

Specialty Retail – 0.1%
Dixons Retail Plc, 8.75%, 9/15/17	GBP	150	249,855
O’Reilly Automotive, Inc., 3.80%, 9/01/22	USD	500	520,879

			770,734

Textiles, Apparel & Luxury Goods – 0.2%
LVMH Moet Hennessy Louis Vuitton SA, 1.63%, 6/29/17 (b)		800	809,194

Trading Companies & Distributors – 0.0%
Rexel SA, 5.13%, 6/15/20	EUR	100	130,103

Wireless Telecommunication Services – 0.4%
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)	USD	500	611,698
Global Switch Holdings Ltd., 5.50%, 4/18/18	EUR	300	436,737
SK Telecom Co. Ltd., 2.13%, 5/01/18 (b)	USD	950	953,184
Telefonica Emisiones SAU, 4.71%, 1/20/20	EUR	100	135,979
Telstra Corp. Ltd., 2.50%, 9/15/23		150	194,295

			2,331,893

Total Corporate Bonds – 8.8%			48,584,082

Foreign Agency Obligations

European Financial Stability Facility:
1.63%, 9/15/17		2,000	2,645,097
1.50%, 1/22/20		1,250	1,608,085
Hydro-Quebec, 8.40%, 1/15/22	USD	405	578,206
Kreditanstalt fuer Wiederaufbau:
1.38%, 7/15/13		350	351,015
0.50%, 7/25/16	EUR	2,200	2,832,382

Foreign Agency Obligations		Par (000)	Value

Petrobras International Finance Co., 3.88%, 1/27/16	USD	345	$361,038
Province of British Columbia, 4.80%, 6/15/21	CAD	350	402,502
Province of Manitoba:
4.30%, 3/01/16		200	213,284
1.75%, 5/30/19	USD	490	497,044
Province of Ontario:
4.30%, 3/08/17	CAD	600	648,859
6.20%, 6/02/31		400	537,623
Province of Quebec:
4.50%, 12/01/19		600	670,605
5.00%, 12/01/41		150	174,272

Total Foreign Agency Obligations – 2.1%			11,520,012

Foreign Government Obligations

Australia – 0.4%
Commonwealth of Australia, 4.75%, 6/15/16	AUD	1,100	1,210,112
New South Wales Treasury Corp., 6.00%, 2/01/18		400	459,273
Queensland Treasury Corp., 6.25%, 2/21/20		400	466,942
Treasury Corp. of Victoria, 6.00%, 6/15/20		250	293,560

			2,429,887

Austria – 0.3%
Republic of Austria, 3.40%, 11/22/22	EUR	990	1,460,588

Belgium – 0.4%
European Union, 2.50%, 11/04/27		1,000	1,305,670
Kingdom of Belgium, 2.25%, 6/22/23		850	1,090,786

			2,396,456

Canada – 0.3%
Canada Housing Trust No. 1:
2.75%, 9/15/14 (b)	CAD	400	402,756
2.75%, 6/15/16 (b)		400	410,931
3.35%, 12/15/20 (b)		250	269,181
Government of Canada:
8.00%, 6/01/27		300	505,836
4.00%, 6/01/41		300	310,012

			1,898,716

Czech Republic – 0.0%
Czech Republic, 3.85%, 9/29/21	CZK	4,300	248,838

Denmark – 0.3%
Kingdom of Denmark, 4.00%, 11/15/19	DKK	3,500	731,283
Kommunekredit, 1.13%, 3/15/18	USD	1,100	1,093,085

			1,824,368

Finland – 0.2%
Republic of Finland, 1.50%, 9/15/22	EUR	800	1,031,021

France – 0.2%
Republic of France, 3.25%, 5/25/45		867	1,117,233

Germany – 1.2%
Federal Republic of Germany:
2.25%, 9/04/21		3,000	4,236,262
1.75%, 7/04/22		150	202,043
3.25%, 7/04/42		670	1,056,647
2.50%, 7/04/44		600	817,693

			6,312,645

See Notes to Financial Statements.

	MARCH 31, 2013	13
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value

Ireland – 0.2%
Republic of Ireland:
5.50%, 10/18/17	EUR	250	$354,524
3.90%, 3/20/23		800	994,153

			1,348,677

Israel – 0.1%
State of Israel, 4.25%, 8/31/16	ILS	1,000	291,635

Italy – 1.3%
Buoni Poliennali Del Tesoro:
3.75%, 8/01/15	EUR	1,000	1,317,562
3.00%, 11/01/15		1,600	2,075,544
4.50%, 2/01/18		1,050	1,401,166
5.50%, 11/01/22		1,100	1,497,610
4.75%, 9/01/28		460	579,560

			6,871,442

Japan – 5.2%
Development Bank of Japan (20 Year), 1.05%, 6/20/23	JPY	50,000	554,472
Government of Japan (5 Year):
Series 83, 0.90%, 6/20/14		240,000	2,574,220
Series 89, 0.40%, 6/20/15		430,000	4,599,411
Series 105, 0.20%, 6/20/17		195,000	2,076,742
Government of Japan (10 Year):
Series 300, 1.50%, 3/20/19		620,000	7,085,103
Series 323, 0.90%, 6/20/22		290,000	3,183,968
Government of Japan (20 Year):
Series 94, 2.10%, 3/20/27		215,000	2,627,751
Series 137, 1.70%, 6/20/32		205,000	2,303,584
Government of Japan (30 Year):
Series 26, 2.40%, 3/20/37		100,000	1,260,541
Series 36, 2.00%, 3/20/42		75,000	878,943
Government of Japan (40 Year), Series 5, 2.00%, 3/20/52		24,000	279,357
Japan Finance Organization for Municipalities, 2.00%, 5/09/16		100,000	1,126,791

			28,550,883

Malaysia – 0.1%
Federation of Malaysia, 3.58%, 9/28/18	MYR	1,200	393,905

Mexico – 0.2%
United Mexican States:
6.50%, 6/09/22	MXN	7,500	678,022
8.30%, 8/15/31	USD	194	294,395

			972,417

Netherlands – 0.5%
Kingdom of the Netherlands, 1.75%, 7/15/23	EUR	2,070	2,648,608

New Zealand – 0.0%
New Zealand, 5.00%, 3/15/19	NZD	300	277,577

Norway – 0.0%
Kingdom of Norway, 2.00%, 5/24/23	NOK	800	134,857

Peru – 0.1%
Republic of Peru, 6.55%, 3/14/37	USD	215	291,325

Poland – 0.1%
Republic of Poland:
5.13%, 4/21/21		200	231,000
5.00%, 3/23/22		250	285,607

			516,607

Foreign Government Obligations	Par (000)		Value

Russia – 0.0%
Russian Federation, 7.50%, 3/31/30 (f)	USD	186	$230,407

Singapore – 0.1%
Republic of Singapore, 2.25%, 6/01/21	SGD	350	301,505

South Africa – 0.1%
Republic of South Africa:
5.50%, 3/09/20	USD	100	114,250
7.00%, 2/28/31	ZAR	3,000	297,050

			411,300

Spain – 0.3%
Kingdom of Spain, 5.85%, 1/31/22	EUR	1,200	1,631,219

Sweden – 0.2%
Kingdom of Sweden, 3.75%, 8/12/17	SEK	6,000	1,018,248

Thailand – 0.1%
Kingdom of Thailand, 3.45%, 3/08/19	THB	13,500	466,224

United Kingdom – 1.3%
United Kingdom Gilt:
2.75%, 1/22/15	GBP	900	1,430,370
1.75%, 1/22/17		600	956,307
3.75%, 9/07/19		550	976,746
5.00%, 3/07/25		400	797,147
4.25%, 6/07/32		600	1,116,351
4.50%, 12/07/42		1,000	1,928,383
4.25%, 12/07/55		100	187,770

			7,393,074

Total Foreign Government Obligations – 13.2%			72,469,662

Investment Companies	Shares

Financial Select Sector SPDR Fund		1,708,064	31,069,684
Health Care Select Sector SPDR Fund		689,223	31,669,797
iShares Barclays 1-3 Year Credit Bond Fund (g)		355,770	37,547,966
iShares iBoxx $ High Yield Corporate Bond Fund (g)		245,498	23,162,736
iShares MSCI EAFE Minimum Volatility Index Fund (g)		204,600	12,230,988
iShares MSCI Emerging Markets Minimum Volatility Index Fund (g)		193,100	11,748,204
iShares MSCI Mexico Capped Investable Market Index Fund (g)		313,278	23,367,406
iShares MSCI USA Minimum Volatility Index Fund (g)		374,900	12,281,724
Technology Select Sector SPDR Fund		1,011,752	30,625,733
Vanguard MSCI Emerging Markets ETF		509,851	21,867,509

Total Investment Companies – 42.9%			235,571,747

Non-Agency Mortgage-Backed Securities	Par (000)

Commercial Mortgage-Backed Securities – 0.2%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)	USD	30	32,979
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.22%, 8/15/48		330	368,257
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AJ, 5.87%, 7/10/38 (a)		170	170,489

See Notes to Financial Statements.

MARCH 31, 2013
14	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AM, 5.45%, 12/12/44 (a)	USD 180		$ 194,147
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AM, 5.46%, 2/15/40	165		186,198

Total Non-Agency Mortgage-Backed Securities – 0.2%			952,070

U.S. Government Sponsored Agency Securities

Agency Obligations – 1.0%
Fannie Mae:
0.38%, 3/16/15	2,000		2,002,704
6.63%, 11/15/30	200		297,781
Federal Home Loan Bank, 5.63%, 6/13/16	890		1,030,337
Freddie Mac:
1.00%, 7/30/14	1,000		1,010,526
5.25%, 4/18/16	760		870,429
Small Business Administration Participation Certificates, Series 1997-20F, Class 1, 7.20%, 6/01/17	94		102,633
Tennessee Valley Authority, 5.25%, 9/15/39	145		185,010

			5,499,420

Mortgage-Backed Securities – 3.5%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/28 (h)	800		829,875
3.00%, 4/01/43 (h)	1,600		1,650,250
3.50%, 4/01/28-4/01/43 (h)	3,200		3,382,453
4.00%, 4/01/28 (h)	450		481,412
4.50%, 4/01/43 (h)	450		484,805
5.00%, 4/01/43 (h)	350		379,148
5.50%, 4/01/43 (h)	300		327,187
6.00%, 4/01/43 (h)	900		985,781
6.50%, 4/01/43 (h)	250		277,969
7.50%, 10/01/25	–	(i)	1
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/28 (h)	750		785,977
4.00%, 4/01/43 (h)	1,150		1,222,234
4.50%, 4/01/28-4/01/43 (h)	1,200		1,279,845
5.00%, 4/01/43 (h)	950		1,021,695
5.50%, 4/01/43 (h)	300		324,879
6.00%, 4/01/43 (h)	300		327,504
Ginnie Mae Mortgage-Backed Securities:
4.00%, 4/15/43 (h)	1,400		1,525,836
4.50%, 4/15/43 (h)	1,600		1,749,250

U.S. Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities (concluded)
5.00%, 4/15/43 (h)	USD 1,000	$1,087,500
5.50%, 4/15/43 (h)	850	930,352

		19,053,953

Total U.S. Government Sponsored Agency Securities – 4.5%		24,553,373

U.S. Treasury Obligations

U.S. Treasury Bonds:
5.25%, 11/15/28	500	677,422
5.38%, 2/15/31	700	973,766
5.00%, 5/15/37	170	231,492
4.38%, 5/15/41	350	439,086
3.00%, 5/15/42	1,338	1,309,985
U.S. Treasury Notes, 0.25%, 4/30/14	570	570,423

Total U.S. Treasury Obligations – 0.8%		4,202,174

Total Long-Term Investments (Cost – $486,850,000) – 94.6%		518,889,183

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (g)(j)	34,703,090	34,703,090

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.23% (g)(j)(k)	USD 682	681,615

Total Short-Term Securities (Cost – $35,384,705) – 6.5%		35,384,705

Total Investments before Options Written (Cost – $522,234,705) – 101.1%		554,273,888

Options Written

(Premiums Received – $ 82,934) – (0.0)%		(80,719)

Total Investments Net of Options Written –101.1%		554,193,169

Liabilities in Excess of Other Assets – (1.1)%		(5,853,641)

Net Assets – 100.0%		$548,339,528

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Non-income producing security.
(d)	Security, or a portion of security, is on loan.
(e)	Restricted security as to resale. As of report date, the Fund held 0.01% of its net assets, with a current value of $60,164 and an original cost of $56,451, in these securities.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

See Notes to Financial Statements.

	MARCH 31, 2013	15
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

(g)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2012	Net Activity	Shares/ Beneficial Interest Held at March 31, 2013	Value at March 31, 2013	Income	Realized Gain

BlackRock Liquidity Funds, TempFund, Institutional Class	97,232,371	(62,529,281)	34,703,090	$34,703,090	$31,870	$446
BlackRock Liquidity Series, LLC Money Market Series	$ 2,629,449	$(1,947,834)	$681,615	$681,615	$9,904	–
iShares Barclays 1-3 Year Credit Bond Fund	–	355,770	355,770	$37,547,966	$57,516	–
iShares iBoxx $ High Yield Corporate Bond Fund	245,498	–	245,498	$23,162,736	$735,252	–
iShares MSCI EAFE Minimum Volatility Index Fund	–	204,600	204,600	$12,230,988	$102,380	–
iShares MSCI Emerging Markets Minimum Volatility Index Fund	–	193,100	193,100	$11,748,204	$74,241	–
iShares MSCI Mexico Capped Investable Market Index Fund	–	313,278	313,278	$23,367,406	–	–
iShares MSCI USA Minimum Volatility Index Fund	–	374,900	374,900	$12,281,724	$124,740	–

(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Barclays Plc	$3,959,447	$ (225)
Deutsche Bank AG	$6,347,031	$ 7,789
Goldman Sachs Group, Inc.	$4,036,647	$ 3,631
JPMorgan Chase & Co.	$2,793,453	$ 969
Morgan Stanley	$ 829,875	$ 281
Wells Fargo & Co.	$1,087,500	$(3,594)

(i)	Par is less than $500.
(j)	Represents the current yield as of report date.
(k)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—	Financial futures contracts as of March 31, 2013 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

4	Canada Bond (10 Year)	Montreal Mercantile	June 2013	USD	530,896	$ 4,525
108	DAX Index Futures	Eurex	June 2013	USD	26,996,439	(595,044)
800	Euro STOXX 50	Eurex	June 2013	USD	26,189,738	(826,908)
32	Euro-Schatz	Eurex	June 2013	USD	4,545,570	6,600
3	Ultra Treasury Bonds	Chicago Board of Trade	June 2013	USD	472,781	11,910
59	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2013	USD	13,006,734	94
47	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2013	USD	5,830,570	(3,829)
206	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2013	USD	27,188,781	119,611
	Euro-Bund 8.5 to 10.5-Year
	Bond Futures Call Options,
(7)	Strike Price EUR 143.50	Eurex	April 2013	USD	(21,803)	(9,733)
	Euro-Bund 8.5 to 10.5-Year
	Bond Futures Put Options,
(7)	Strike Price EUR 143.50	Eurex	April 2013	USD	(4,711)	1,272
	Euro-Bund 8.5 to 10.5-Year
	Bond Futures Call Options,
(6)	Strike Price EUR 145.50	Eurex	April 2013	USD	(9,614)	(154)

See Notes to Financial Statements.

MARCH 31, 2013
16	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Financial futures contracts as of March 31, 2013 were as follows: (concluded)

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

	Euro-Bund 8.5 to 10.5-Year
	Bond Futures Put Options,
(6)	Strike Price EUR 145.50	Eurex	April 2013	USD (9,690)	$ 77
(564)	E-Mini S&P 500® Futures	Chicago Mercantile	June 2013	USD (44,069,550)	(455,560)
(4)	Euro-Bobl	Eurex	June 2013	USD (649,719)	(4,687)
(57)	Euro-Bund	Eurex	June 2013	USD (10,629,878)	(12,946)
(6)	Gilt British	London	June 2013	USD (1,083,131)	(9,670)
(5)	Japan Bond (10 Year)	Tokyo	June 2013	USD (7,743,682)	(33,651)

Total					$(1,808,093)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

BRL	70,000	USD	35,719	BNP Paribas SA	4/02/13	$ (1,102)
BRL	370,000	USD	183,732	BNP Paribas SA	4/02/13	(718)
BRL	30,000	USD	14,902	BNP Paribas SA	4/02/13	(67)
BRL	30,000	USD	14,897	BNP Paribas SA	4/02/13	(58)
BRL	120,000	USD	60,514	Goldman Sachs Group, Inc.	4/02/13	(1,172)
BRL	360,000	USD	178,767	Goldman Sachs Group, Inc.	4/02/13	(699)
BRL	180,000	USD	89,383	Goldman Sachs Group, Inc.	4/02/13	(349)
BRL	510,000	USD	258,686	HSBC Holdings Plc	4/02/13	(6,481)
BRL	495,000	USD	250,190	HSBC Holdings Plc	4/02/13	(5,402)
BRL	170,000	USD	84,418	HSBC Holdings Plc	4/02/13	(330)
BRL	2,199,000	USD	1,092,128	JPMorgan Chase & Co.	4/02/13	(4,679)
BRL	2,189,000	USD	1,087,000	JPMorgan Chase & Co.	4/02/13	(4,248)
BRL	215,000	USD	108,679	JPMorgan Chase & Co.	4/02/13	(2,357)
BRL	360,000	USD	181,497	Morgan Stanley	4/02/13	(3,470)
BRL	690,000	USD	342,636	Morgan Stanley	4/02/13	(1,339)
BRL	60,000	USD	29,794	Morgan Stanley	4/02/13	(116)
BRL	40,000	USD	20,156	UBS AG	4/02/13	(375)
BRL	20,000	USD	10,165	UBS AG	4/02/13	(274)
BRL	10,000	USD	5,074	UBS AG	4/02/13	(128)
BRL	20,000	USD	9,931	UBS AG	4/02/13	(39)
USD	14,897	BRL	30,000	BNP Paribas SA	4/02/13	58
USD	14,902	BRL	30,000	BNP Paribas SA	4/02/13	67
USD	34,760	BRL	70,000	BNP Paribas SA	4/02/13	136
USD	186,539	BRL	370,000	BNP Paribas SA	4/02/13	3,567
USD	59,589	BRL	120,000	Goldman Sachs Group, Inc.	4/02/13	233
USD	90,772	BRL	180,000	Goldman Sachs Group, Inc.	4/02/13	1,758
USD	180,135	BRL	360,000	Goldman Sachs Group, Inc.	4/02/13	2,108
USD	245,804	BRL	495,000	HSBC Holdings Plc	4/02/13	960
USD	253,253	BRL	510,000	HSBC Holdings Plc	4/02/13	990
USD	86,106	BRL	170,000	HSBC Holdings Plc	4/02/13	2,038
USD	106,763	BRL	215,000	JPMorgan Chase & Co.	4/02/13	417
USD	1,091,965	BRL	2,199,000	JPMorgan Chase & Co.	4/02/13	4,267
USD	1,107,513	BRL	2,189,000	JPMorgan Chase & Co.	4/02/13	25,009

See Notes to Financial Statements.

	MARCH 31, 2013	17
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	30,250	BRL	60,000	Morgan Stanley	4/02/13	$ 578
USD	178,767	BRL	360,000	Morgan Stanley	4/02/13	699
USD	342,262	BRL	690,000	Morgan Stanley	4/02/13	1,043
USD	4,966	BRL	10,000	UBS AG	4/02/13	19
USD	9,931	BRL	20,000	UBS AG	4/02/13	39
USD	19,863	BRL	40,000	UBS AG	4/02/13	78
USD	10,264	BRL	20,000	UBS AG	4/02/13	373
USD	35,115	CZK	703,870	State Street Corp.	4/02/13	54
USD	115,752	CZK	2,337,282	Goldman Sachs Group, Inc.	4/03/13	(674)
AUD	775,000	USD	807,738	Deutsche Bank AG	4/04/13	(1,268)
AUD	775,000	USD	807,871	HSBC Holdings Plc	4/04/13	(1,401)
AUD	800,000	USD	833,920	UBS AG	4/04/13	(1,435)
CAD	4,490,000	USD	4,408,305	Royal Bank of Canada	4/04/13	10,975
CZK	4,700,000	USD	232,368	Royal Bank of Scotland Group Plc	4/04/13	1,381
DKK	4,400,000	USD	753,650	BNP Paribas SA	4/04/13	2,906
EUR	15,100,000	USD	19,281,447	Deutsche Bank AG	4/04/13	75,418
EUR	15,100,000	USD	19,281,900	HSBC Holdings Plc	4/04/13	74,965
EUR	15,560,000	USD	19,867,630	UBS AG	4/04/13	78,914
GBP	2,450,000	USD	3,700,193	Deutsche Bank AG	4/04/13	22,331
GBP	2,455,000	USD	3,707,988	HSBC Holdings Plc	4/04/13	22,134
GBP	2,530,000	USD	3,821,287	UBS AG	4/04/13	22,790
ILS	395,000	USD	108,326	Deutsche Bank AG	4/04/13	237
ILS	395,000	USD	108,248	HSBC Holdings Plc	4/04/13	315
ILS	410,000	USD	112,469	UBS AG	4/04/13	216
JPY	2,728,000,000	USD	28,934,166	UBS AG	4/04/13	46,809
MXN	8,500,000	USD	684,947	JPMorgan Chase & Co.	4/04/13	2,773
NOK	280,000	USD	47,847	Deutsche Bank AG	4/04/13	79
NOK	280,000	USD	47,839	HSBC Holdings Plc	4/04/13	86
NOK	290,000	USD	49,564	UBS AG	4/04/13	73
NZD	115,000	USD	96,036	Deutsche Bank AG	4/04/13	140
NZD	115,000	USD	96,040	HSBC Holdings Plc	4/04/13	136
NZD	120,000	USD	100,208	UBS AG	4/04/13	149
SEK	2,475,000	USD	380,039	Deutsche Bank AG	4/04/13	(295)
SEK	2,475,000	USD	380,109	HSBC Holdings Plc	4/04/13	(366)
SEK	2,550,000	USD	391,629	UBS AG	4/04/13	(378)
SGD	135,000	USD	108,523	Deutsche Bank AG	4/04/13	319
SGD	130,000	USD	104,492	HSBC Holdings Plc	4/04/13	319
SGD	135,000	USD	108,528	UBS AG	4/04/13	314
THB	13,500,000	USD	460,356	HSBC Holdings Plc	4/04/13	427
USD	789,502	AUD	776,000	Deutsche Bank AG	4/04/13	(18,008)
USD	813,130	AUD	799,000	Royal Bank of Scotland Group Plc	4/04/13	(18,315)
USD	788,710	AUD	775,000	UBS AG	4/04/13	(17,760)
USD	1,441,864	CAD	1,482,000	Deutsche Bank AG	4/04/13	(16,793)
USD	1,485,012	CAD	1,526,000	Royal Bank of Scotland Group Plc	4/04/13	(16,953)
USD	1,442,652	CAD	1,482,000	UBS AG	4/04/13	(16,006)

See Notes to Financial Statements.

MARCH 31, 2013
18	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	79,247	CZK	1,551,000	Deutsche Bank AG	4/04/13	$ 2,110
USD	81,691	CZK	1,598,000	Royal Bank of Scotland Group Plc	4/04/13	2,217
USD	79,273	CZK	1,551,000	UBS AG	4/04/13	2,135
USD	255,051	DKK	1,452,000	Deutsche Bank AG	4/04/13	5,387
USD	262,996	DKK	1,496,000	Royal Bank of Scotland Group Plc	4/04/13	5,767
USD	255,279	DKK	1,452,000	UBS AG	4/04/13	5,616
USD	19,775,031	EUR	15,101,000	Deutsche Bank AG	4/04/13	416,884
USD	20,377,728	EUR	15,558,000	Royal Bank of Scotland Group Plc	4/04/13	433,748
USD	19,776,345	EUR	15,101,000	UBS AG	4/04/13	418,198
USD	3,574,452	GBP	2,355,000	Deutsche Bank AG	4/04/13	(3,730)
USD	303,563	GBP	200,000	Deutsche Bank AG	4/04/13	(317)
USD	151,768	GBP	100,000	HSBC Holdings Plc	4/04/13	(172)
USD	3,680,573	GBP	2,425,000	Royal Bank of Scotland Group Plc	4/04/13	(3,967)
USD	3,571,781	GBP	2,355,000	UBS AG	4/04/13	(6,400)
USD	106,226	ILS	396,000	Deutsche Bank AG	4/04/13	(2,612)
USD	109,540	ILS	408,000	Royal Bank of Scotland Group Plc	4/04/13	(2,596)
USD	106,400	ILS	396,000	UBS AG	4/04/13	(2,438)
USD	144,279	JPY	13,200,000	Deutsche Bank AG	4/04/13	4,048
USD	9,623,378	JPY	880,440,000	Deutsche Bank AG	4/04/13	270,002
USD	216,819	JPY	20,000,000	JPMorgan Chase & Co.	4/04/13	4,349
USD	148,588	JPY	13,600,000	Royal Bank of Scotland Group Plc	4/04/13	4,108
USD	9,910,793	JPY	907,120,000	Royal Bank of Scotland Group Plc	4/04/13	273,981
USD	144,228	JPY	13,200,000	UBS AG	4/04/13	3,998
USD	9,620,749	JPY	880,440,000	UBS AG	4/04/13	267,373
USD	217,440	MXN	2,805,000	Deutsche Bank AG	4/04/13	(9,507)
USD	223,990	MXN	2,890,000	Royal Bank of Scotland Group Plc	4/04/13	(9,834)
USD	217,435	MXN	2,805,000	UBS AG	4/04/13	(9,513)
USD	49,237	NOK	281,000	Deutsche Bank AG	4/04/13	1,140
USD	50,667	NOK	289,000	Royal Bank of Scotland Group Plc	4/04/13	1,200
USD	49,089	NOK	280,000	UBS AG	4/04/13	1,163
USD	287,876	NZD	350,000	HSBC Holdings Plc	4/04/13	(4,833)
USD	383,942	SEK	2,475,000	Deutsche Bank AG	4/04/13	4,199
USD	395,866	SEK	2,550,000	Royal Bank of Scotland Group Plc	4/04/13	4,615
USD	384,429	SEK	2,475,000	UBS AG	4/04/13	4,686
USD	106,605	SGD	132,000	Deutsche Bank AG	4/04/13	182
USD	109,834	SGD	136,000	Royal Bank of Scotland Group Plc	4/04/13	186
USD	106,624	SGD	132,000	UBS AG	4/04/13	201
USD	451,596	THB	13,500,000	HSBC Holdings Plc	4/04/13	(9,187)
USD	110,938	ZAR	990,000	Deutsche Bank AG	4/04/13	3,376
USD	114,358	ZAR	1,020,000	Royal Bank of Scotland Group Plc	4/04/13	3,536
USD	111,072	ZAR	990,000	UBS AG	4/04/13	3,511
ZAR	3,000,000	USD	323,097	UBS AG	4/04/13	2,848
USD	392,542	MYR	1,200,000	UBS AG	4/12/13	5,429
AUD	1,786,000	USD	1,869,763	JPMorgan Chase & Co.	4/18/13	(13,171)
USD	1,864,346	AUD	1,786,000	Goldman Sachs Group, Inc.	4/18/13	7,754

See Notes to Financial Statements.

	MARCH 31, 2013	19
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

BRL	220,000	USD	109,208	Bank of America Corp.	5/03/13	$ (779)
USD	316,597	BRL	640,000	HSBC Holdings Plc	5/03/13	1,167
USD	1,088,344	BRL	2,199,000	JPMorgan Chase & Co.	5/03/13	4,549
USD	9,860	BRL	20,000	UBS AG	5/03/13	2
USD	248,201	BRL	500,000	UBS AG	5/03/13	1,771
USD	805,764	AUD	775,000	Deutsche Bank AG	5/07/13	1,301
USD	805,883	AUD	775,000	HSBC Holdings Plc	5/07/13	1,420
USD	831,868	AUD	800,000	UBS AG	5/07/13	1,455
USD	4,405,010	CAD	4,490,000	Royal Bank of Canada	5/07/13	(10,991)
USD	232,409	CZK	4,700,000	Royal Bank of Scotland Group Plc	5/07/13	(1,398)
USD	753,994	DKK	4,400,000	BNP Paribas SA	5/07/13	(2,920)
USD	475,215	EUR	370,000	Citigroup, Inc.	5/07/13	802
USD	19,286,082	EUR	15,100,000	Deutsche Bank AG	5/07/13	(75,076)
USD	19,286,626	EUR	15,100,000	HSBC Holdings Plc	5/07/13	(74,533)
USD	19,872,454	EUR	15,560,000	UBS AG	5/07/13	(78,515)
USD	151,815	GBP	100,000	Citigroup, Inc.	5/07/13	(97)
USD	3,699,495	GBP	2,450,000	Deutsche Bank AG	5/07/13	(22,353)
USD	3,707,303	GBP	2,455,000	HSBC Holdings Plc	5/07/13	(22,141)
USD	3,820,566	GBP	2,530,000	UBS AG	5/07/13	(22,812)
USD	108,195	ILS	395,000	Deutsche Bank AG	5/07/13	(228)
USD	108,117	ILS	395,000	HSBC Holdings Plc	5/07/13	(307)
USD	112,335	ILS	410,000	UBS AG	5/07/13	(206)
USD	319,151	JPY	30,000,000	Citigroup, Inc.	5/07/13	373
USD	28,940,213	JPY	2,728,000,000	UBS AG	5/07/13	(47,317)
USD	682,782	MXN	8,500,000	JPMorgan Chase & Co.	5/07/13	(2,740)
USD	47,784	NOK	280,000	Deutsche Bank AG	5/07/13	(79)
USD	47,777	NOK	280,000	HSBC Holdings Plc	5/07/13	(86)
USD	49,499	NOK	290,000	UBS AG	5/07/13	(73)
USD	95,821	NZD	115,000	Deutsche Bank AG	5/07/13	(140)
USD	95,826	NZD	115,000	HSBC Holdings Plc	5/07/13	(135)
USD	99,985	NZD	120,000	UBS AG	5/07/13	(148)
USD	379,762	SEK	2,475,000	Deutsche Bank AG	5/07/13	292
USD	379,835	SEK	2,475,000	HSBC Holdings Plc	5/07/13	364
USD	391,344	SEK	2,550,000	UBS AG	5/07/13	375
USD	108,521	SGD	135,000	Deutsche Bank AG	5/07/13	(329)
USD	104,495	SGD	130,000	HSBC Holdings Plc	5/07/13	(324)
USD	108,531	SGD	135,000	UBS AG	5/07/13	(320)
USD	459,676	THB	13,500,000	HSBC Holdings Plc	5/07/13	(149)
USD	321,652	ZAR	3,000,000	UBS AG	5/07/13	(2,828)
CLP	631,200,000	USD	1,316,371	Bank of America Corp.	6/04/13	9,308
CLP	4,200,000	USD	8,814	Credit Suisse Group AG	6/04/13	7
CLP	13,200,000	USD	27,503	Credit Suisse Group AG	6/04/13	220
CLP	59,100,000	USD	123,498	Credit Suisse Group AG	6/04/13	627
COP	318,150,000	USD	175,289	Bank of America Corp.	6/04/13	(2,041)
COP	318,150,000	USD	175,299	BNP Paribas SA	6/04/13	(2,051)

See Notes to Financial Statements.

MARCH 31, 2013
20	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

COP	261,700,000	USD	143,673	BNP Paribas SA	6/04/13	$ (1,164)
COP	620,300,000	USD	341,105	Credit Suisse Group AG	6/04/13	(3,322)
COP	34,500,000	USD	18,770	Credit Suisse Group AG	6/04/13	17
CZK	2,370,000	USD	120,877	Bank of America Corp.	6/04/13	(2,955)
CZK	3,310,000	USD	167,317	Bank of America Corp.	6/04/13	(2,625)
CZK	820,000	USD	41,114	Bank of America Corp.	6/04/13	(314)
CZK	100,000	USD	5,069	BNP Paribas SA	6/04/13	(94)
CZK	1,530,000	USD	77,828	Goldman Sachs Group, Inc.	6/04/13	(1,702)
CZK	1,670,000	USD	84,786	Goldman Sachs Group, Inc.	6/04/13	(1,694)
CZK	3,140,000	USD	159,095	HSBC Holdings Plc	6/04/13	(2,861)
CZK	2,560,000	USD	130,064	HSBC Holdings Plc	6/04/13	(2,689)
CZK	1,390,000	USD	71,053	HSBC Holdings Plc	6/04/13	(1,892)
CZK	2,240,000	USD	113,569	JPMorgan Chase & Co.	6/04/13	(2,115)
CZK	1,480,000	USD	74,989	JPMorgan Chase & Co.	6/04/13	(1,350)
CZK	1,720,000	USD	86,948	Royal Bank of Scotland Group Plc	6/04/13	(1,368)
CZK	840,000	USD	42,177	Royal Bank of Scotland Group Plc	6/04/13	(382)
CZK	2,370,000	USD	120,657	State Street Corp.	6/04/13	(2,736)
CZK	160,000	USD	8,202	UBS AG	6/04/13	(241)
HUF	3,900,000	USD	16,603	BNP Paribas SA	6/04/13	(308)
HUF	78,470,000	USD	349,906	Deutsche Bank AG	6/04/13	(22,044)
HUF	29,600,000	USD	131,990	Deutsche Bank AG	6/04/13	(8,315)
HUF	16,700,000	USD	70,328	HSBC Holdings Plc	6/04/13	(552)
HUF	5,500,000	USD	22,934	HSBC Holdings Plc	6/04/13	46
HUF	42,800,000	USD	178,555	HSBC Holdings Plc	6/04/13	272
HUF	4,900,000	USD	21,303	JPMorgan Chase & Co.	6/04/13	(830)
IDR	1,187,700,000	USD	121,516	HSBC Holdings Plc	6/04/13	(375)
ILS	150,000	USD	40,643	Barclays Plc	6/04/13	491
ILS	890,000	USD	242,712	Morgan Stanley	6/04/13	1,346
INR	3,400,000	USD	61,628	BNP Paribas SA	6/04/13	41
INR	3,200,000	USD	57,399	Credit Suisse Group AG	6/04/13	642
INR	2,975,000	USD	54,278	Deutsche Bank AG	6/04/13	(319)
INR	6,400,000	USD	116,385	Deutsche Bank AG	6/04/13	(303)
INR	700,000	USD	12,696	Deutsche Bank AG	6/04/13	–
INR	1,200,000	USD	21,719	Deutsche Bank AG	6/04/13	46
INR	4,900,000	USD	88,664	Deutsche Bank AG	6/04/13	211
INR	11,100,000	USD	200,978	Deutsche Bank AG	6/04/13	351
INR	3,100,000	USD	55,556	Goldman Sachs Group, Inc.	6/04/13	671
INR	5,525,000	USD	100,628	HSBC Holdings Plc	6/04/13	(417)
INR	2,600,000	USD	47,324	HSBC Holdings Plc	6/04/13	(166)
INR	11,600,000	USD	210,145	Royal Bank of Scotland Group Plc	6/04/13	253
INR	50,900,000	USD	927,867	UBS AG	6/04/13	(4,656)
INR	5,600,000	USD	101,911	UBS AG	6/04/13	(340)
INR	4,900,000	USD	87,500	UBS AG	6/04/13	1,375
INR	12,700,000	USD	227,528	UBS AG	6/04/13	2,821
KRW	159,150,000	USD	142,454	Credit Suisse Group AG	6/04/13	51

See Notes to Financial Statements.

	MARCH 31, 2013	21
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

KRW	210,500,000	USD	192,501	Deutsche Bank AG	6/04/13	$ (4,016)
KRW	167,300,000	USD	152,995	Deutsche Bank AG	6/04/13	(3,192)
KRW	159,150,000	USD	142,480	Goldman Sachs Group, Inc.	6/04/13	25
KRW	293,400,000	USD	268,681	HSBC Holdings Plc	6/04/13	(5,966)
KRW	166,600,000	USD	152,466	HSBC Holdings Plc	6/04/13	(3,290)
KRW	187,500,000	USD	171,155	HSBC Holdings Plc	6/04/13	(3,264)
KRW	73,200,000	USD	66,597	HSBC Holdings Plc	6/04/13	(1,053)
KRW	22,000,000	USD	19,680	HSBC Holdings Plc	6/04/13	19
KRW	17,400,000	USD	15,484	HSBC Holdings Plc	6/04/13	96
KRW	23,100,000	USD	20,627	JPMorgan Chase & Co.	6/04/13	57
KRW	77,700,000	USD	70,836	Morgan Stanley	6/04/13	(1,262)
KRW	53,500,000	USD	48,522	UBS AG	6/04/13	(617)
MXN	110,000	USD	8,666	Bank of America Corp.	6/04/13	182
MXN	605,000	USD	48,279	Bank of America Corp.	6/04/13	382
MXN	1,340,000	USD	107,277	Bank of America Corp.	6/04/13	502
MXN	930,000	USD	74,282	Bank of America Corp.	6/04/13	519
MXN	520,000	USD	41,970	BNP Paribas SA	6/04/13	(145)
MXN	1,535,000	USD	122,762	Credit Suisse Group AG	6/04/13	702
MXN	1,210,000	USD	97,301	Goldman Sachs Group, Inc.	6/04/13	22
MXN	2,550,000	USD	203,764	Goldman Sachs Group, Inc.	6/04/13	1,338
MXN	1,296,000	USD	101,053	Goldman Sachs Group, Inc.	6/04/13	3,187
MXN	9,203,000	USD	717,583	Goldman Sachs Group, Inc.	6/04/13	22,634
MXN	1,285,000	USD	102,693	Morgan Stanley	6/04/13	662
MXN	1,860,000	USD	148,101	Morgan Stanley	6/04/13	1,503
MXN	2,040,000	USD	162,233	Morgan Stanley	6/04/13	1,848
MXN	1,510,000	USD	121,251	State Street Corp.	6/04/13	201
MXN	2,070,000	USD	166,025	UBS AG	6/04/13	469
MXN	1,285,000	USD	102,837	UBS AG	6/04/13	518
MYR	2,660,000	USD	853,713	Barclays Plc	6/04/13	1,239
MYR	30,000	USD	9,623	Deutsche Bank AG	6/04/13	19
MYR	10,000	USD	3,216	HSBC Holdings Plc	6/04/13	(2)
PHP	200,000	USD	4,916	Barclays Plc	6/04/13	(13)
PHP	700,000	USD	17,186	HSBC Holdings Plc	6/04/13	(23)
PLN	240,000	USD	74,830	Barclays Plc	6/04/13	(1,541)
PLN	250,000	USD	78,239	BNP Paribas SA	6/04/13	(1,895)
PLN	75,000	USD	23,472	BNP Paribas SA	6/04/13	(569)
PLN	520,000	USD	158,021	Credit Suisse Group AG	6/04/13	773
PLN	500,000	USD	155,729	Deutsche Bank AG	6/04/13	(3,042)
PLN	315,000	USD	98,317	Deutsche Bank AG	6/04/13	(2,124)
PLN	590,000	USD	184,635	HSBC Holdings Plc	6/04/13	(4,464)
PLN	370,000	USD	115,397	HSBC Holdings Plc	6/04/13	(2,409)
PLN	315,000	USD	98,150	HSBC Holdings Plc	6/04/13	(1,958)
PLN	175,000	USD	54,765	HSBC Holdings Plc	6/04/13	(1,324)
PLN	140,000	USD	43,873	HSBC Holdings Plc	6/04/13	(1,121)
PLN	110,000	USD	34,472	HSBC Holdings Plc	6/04/13	(881)

See Notes to Financial Statements.

MARCH 31, 2013
22	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

PLN	130,000	USD	40,499	HSBC Holdings Plc	6/04/13	$ (800)
PLN	40,000	USD	12,453	JPMorgan Chase & Co.	6/04/13	(238)
PLN	70,000	USD	21,727	Royal Bank of Scotland Group Plc	6/04/13	(351)
RON	100,000	USD	29,546	Bank of America Corp.	6/04/13	(776)
RON	1,040,000	USD	311,116	HSBC Holdings Plc	6/04/13	(11,901)
RON	90,000	USD	26,049	HSBC Holdings Plc	6/04/13	(155)
RON	290,000	USD	85,875	JPMorgan Chase & Co.	6/04/13	(2,440)
RUB	28,960,000	USD	939,467	Bank of America Corp.	6/04/13	(18,889)
RUB	10,360,000	USD	336,080	Bank of America Corp.	6/04/13	(6,757)
RUB	8,400,000	USD	268,392	Credit Suisse Group AG	6/04/13	(1,374)
RUB	1,600,000	USD	51,257	Goldman Sachs Group, Inc.	6/04/13	(397)
RUB	3,200,000	USD	102,745	Morgan Stanley	6/04/13	(1,024)
RUB	600,000	USD	19,192	Morgan Stanley	6/04/13	(120)
RUB	7,400,000	USD	236,497	Royal Bank of Scotland Group Plc	6/04/13	(1,267)
RUB	5,200,000	USD	166,560	UBS AG	6/04/13	(1,263)
RUB	6,300,000	USD	201,310	UBS AG	6/04/13	(1,046)
SGD	300,000	USD	242,160	Bank of America Corp.	6/04/13	(251)
SGD	160,000	USD	128,890	BNP Paribas SA	6/04/13	128
SGD	60,000	USD	48,274	Credit Suisse Group AG	6/04/13	108
SGD	150,000	USD	120,525	Deutsche Bank AG	6/04/13	430
SGD	620,000	USD	500,067	Goldman Sachs Group, Inc.	6/04/13	(121)
SGD	110,000	USD	88,377	Goldman Sachs Group, Inc.	6/04/13	323
SGD	650,000	USD	523,628	Goldman Sachs Group, Inc.	6/04/13	508
SGD	70,000	USD	56,198	HSBC Holdings Plc	6/04/13	247
SGD	110,000	USD	88,397	HSBC Holdings Plc	6/04/13	303
SGD	270,000	USD	216,523	HSBC Holdings Plc	6/04/13	1,195
SGD	180,000	USD	145,306	JPMorgan Chase & Co.	6/04/13	(161)
SGD	50,000	USD	40,363	JPMorgan Chase & Co.	6/04/13	(45)
SGD	50,000	USD	40,131	UBS AG	6/04/13	187
SGD	110,000	USD	87,958	UBS AG	6/04/13	742
THB	12,570,000	USD	419,629	Deutsche Bank AG	6/04/13	7,780
THB	1,740,000	USD	58,144	HSBC Holdings Plc	6/04/13	1,020
THB	2,130,000	USD	71,092	HSBC Holdings Plc	6/04/13	1,333
TRY	80,000	USD	43,898	BNP Paribas SA	6/04/13	(68)
TRY	280,000	USD	152,739	Credit Suisse Group AG	6/04/13	666
TRY	210,000	USD	115,639	Deutsche Bank AG	6/04/13	(585)
TRY	70,000	USD	38,077	Deutsche Bank AG	6/04/13	274
TRY	80,000	USD	43,513	Deutsche Bank AG	6/04/13	317
TRY	340,000	USD	185,757	HSBC Holdings Plc	6/04/13	521
TRY	70,000	USD	38,470	JPMorgan Chase & Co.	6/04/13	(119)
TRY	60,000	USD	32,974	JPMorgan Chase & Co.	6/04/13	(102)
TRY	50,000	USD	27,306	JPMorgan Chase & Co.	6/04/13	88
TRY	220,000	USD	121,105	Morgan Stanley	6/04/13	(573)
TRY	50,000	USD	27,576	Royal Bank of Scotland Group Plc	6/04/13	(182)
TRY	70,000	USD	38,354	Royal Bank of Scotland Group Plc	6/04/13	(3)

See Notes to Financial Statements.

	MARCH 31, 2013	23
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

TRY	90,000	USD	49,057	Royal Bank of Scotland Group Plc	6/04/13	$ 252
TRY	120,000	USD	65,446	Royal Bank of Scotland Group Plc	6/04/13	299
TRY	170,000	USD	92,759	Royal Bank of Scotland Group Plc	6/04/13	379
TRY	240,000	USD	130,954	Royal Bank of Scotland Group Plc	6/04/13	536
TRY	530,000	USD	288,890	Royal Bank of Scotland Group Plc	6/04/13	1,484
TWD	9,900,000	USD	334,403	Bank of America Corp.	6/04/13	(2,860)
TWD	10,250,000	USD	346,518	BNP Paribas SA	6/04/13	(3,254)
TWD	5,620,000	USD	189,833	Deutsche Bank AG	6/04/13	(1,624)
TWD	1,040,000	USD	34,847	Goldman Sachs Group, Inc.	6/04/13	(18)
TWD	10,000	USD	336	HSBC Holdings Plc	6/04/13	(1)
TWD	1,180,000	USD	39,910	UBS AG	6/04/13	(393)
USD	143,276	CLP	68,400,000	Credit Suisse Group AG	6/04/13	(381)
USD	16,978	CLP	8,100,000	Credit Suisse Group AG	6/04/13	(34)
USD	66,360	CLP	31,700,000	UBS AG	6/04/13	(218)
USD	36,790	COP	67,400,000	Bank of America Corp.	6/04/13	88
USD	542,306	COP	987,675,000	Credit Suisse Group AG	6/04/13	4,469
USD	47,516	CZK	940,000	Bank of America Corp.	6/04/13	746
USD	72,934	CZK	1,430,000	Bank of America Corp.	6/04/13	1,783
USD	200,381	CZK	4,040,000	HSBC Holdings Plc	6/04/13	(633)
USD	28,166	CZK	560,000	HSBC Holdings Plc	6/04/13	303
USD	247,859	CZK	4,755,000	HSBC Holdings Plc	6/04/13	11,270
USD	1,204,110	CZK	23,100,000	HSBC Holdings Plc	6/04/13	54,748
USD	1,504	CZK	30,000	Royal Bank of Scotland Group Plc	6/04/13	12
USD	97,785	CZK	1,950,000	Royal Bank of Scotland Group Plc	6/04/13	761
USD	146,113	CZK	2,910,000	Royal Bank of Scotland Group Plc	6/04/13	1,323
USD	72,802	CZK	1,430,000	State Street Corp.	6/04/13	1,651
USD	58,954	CZK	1,150,000	UBS AG	6/04/13	1,735
USD	8,821	HUF	2,100,000	Bank of America Corp.	6/04/13	47
USD	48,313	HUF	11,000,000	Bank of America Corp.	6/04/13	2,353
USD	70,501	HUF	16,290,000	Bank of America Corp.	6/04/13	2,438
USD	96,245	HUF	22,300,000	Bank of America Corp.	6/04/13	3,071
USD	97,962	HUF	22,635,000	Bank of America Corp.	6/04/13	3,388
USD	159,874	HUF	36,400,000	Bank of America Corp.	6/04/13	7,787
USD	199,924	HUF	46,100,000	Barclays Plc	6/04/13	7,310
USD	44,937	HUF	10,600,000	BNP Paribas SA	6/04/13	648
USD	88,603	HUF	20,900,000	BNP Paribas SA	6/04/13	1,278
USD	3,776	HUF	900,000	Deutsche Bank AG	6/04/13	16
USD	2,089	HUF	500,000	HSBC Holdings Plc	6/04/13	–
USD	85,969	HUF	19,910,000	HSBC Holdings Plc	6/04/13	2,781
USD	119,454	HUF	27,665,000	HSBC Holdings Plc	6/04/13	3,864
USD	89,261	HUF	20,400,000	HSBC Holdings Plc	6/04/13	4,026
USD	106,084	HUF	24,340,000	HSBC Holdings Plc	6/04/13	4,387
USD	130,281	HUF	29,830,000	HSBC Holdings Plc	6/04/13	5,646
USD	87,164	HUF	20,030,000	Royal Bank of Scotland Group Plc	6/04/13	3,475
USD	76,741	IDR	756,900,000	Goldman Sachs Group, Inc.	6/04/13	(460)

See Notes to Financial Statements.

MARCH 31, 2013
24	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	50,518	IDR	497,800,000	HSBC Holdings Plc	6/04/13	$ (256)
USD	99,328	IDR	974,900,000	HSBC Holdings Plc	6/04/13	(109)
USD	21,832	IDR	212,800,000	HSBC Holdings Plc	6/04/13	128
USD	53,436	ILS	200,000	Deutsche Bank AG	6/04/13	(1,409)
USD	34,732	ILS	130,000	Morgan Stanley	6/04/13	(917)
USD	512,162	ILS	1,910,000	UBS AG	6/04/13	(11,604)
USD	76,128	INR	4,200,000	BNP Paribas SA	6/04/13	(50)
USD	52,679	INR	2,900,000	BNP Paribas SA	6/04/13	80
USD	69,955	INR	3,900,000	Credit Suisse Group AG	6/04/13	(782)
USD	32,415	INR	1,800,000	Deutsche Bank AG	6/04/13	(233)
USD	114,068	INR	6,300,000	Deutsche Bank AG	6/04/13	(199)
USD	41,588	INR	2,300,000	Deutsche Bank AG	6/04/13	(129)
USD	50,660	INR	2,800,000	Deutsche Bank AG	6/04/13	(125)
USD	18,100	INR	1,000,000	Deutsche Bank AG	6/04/13	(38)
USD	121,487	INR	6,700,000	Deutsche Bank AG	6/04/13	(36)
USD	12,706	INR	700,000	Deutsche Bank AG	6/04/13	10
USD	12,785	INR	700,000	Deutsche Bank AG	6/04/13	89
USD	74,559	INR	4,100,000	Deutsche Bank AG	6/04/13	194
USD	30,943	INR	1,700,000	HSBC Holdings Plc	6/04/13	109
USD	880,562	INR	48,305,000	UBS AG	6/04/13	4,419
USD	59,086	KRW	66,200,000	Deutsche Bank AG	6/04/13	(190)
USD	55,736	KRW	62,190,000	Deutsche Bank AG	6/04/13	50
USD	13,585	KRW	14,800,000	Deutsche Bank AG	6/04/13	333
USD	183,529	KRW	203,580,000	Deutsche Bank AG	6/04/13	1,241
USD	38,715	KRW	43,100,000	Goldman Sachs Group, Inc.	6/04/13	123
USD	80,534	KRW	90,500,000	HSBC Holdings Plc	6/04/13	(501)
USD	85,763	KRW	95,900,000	HSBC Holdings Plc	6/04/13	(108)
USD	104,027	KRW	116,240,000	HSBC Holdings Plc	6/04/13	(56)
USD	28,369	KRW	31,700,000	HSBC Holdings Plc	6/04/13	(15)
USD	10,821	KRW	12,100,000	HSBC Holdings Plc	6/04/13	(14)
USD	20,504	KRW	22,800,000	HSBC Holdings Plc	6/04/13	88
USD	9,917	KRW	10,900,000	HSBC Holdings Plc	6/04/13	157
USD	33,314	KRW	36,500,000	HSBC Holdings Plc	6/04/13	631
USD	189,982	KRW	211,450,000	HSBC Holdings Plc	6/04/13	646
USD	376,851	KRW	412,200,000	HSBC Holdings Plc	6/04/13	7,761
USD	627,400	KRW	686,250,000	HSBC Holdings Plc	6/04/13	12,921
USD	189,522	KRW	211,450,000	Morgan Stanley	6/04/13	187
USD	100,466	KRW	112,170,000	Royal Bank of Scotland Group Plc	6/04/13	27
USD	224,567	KRW	248,820,000	Royal Bank of Scotland Group Plc	6/04/13	1,770
USD	14,927	KRW	16,300,000	UBS AG	6/04/13	332
USD	226,699	MXN	2,920,000	Bank of America Corp.	6/04/13	(8,162)
USD	168,535	MXN	2,185,000	Bank of America Corp.	6/04/13	(7,210)
USD	98,086	MXN	1,275,000	Bank of America Corp.	6/04/13	(4,465)
USD	26,926	MXN	350,000	Bank of America Corp.	6/04/13	(1,226)
USD	89,665	MXN	1,120,000	Bank of America Corp.	6/04/13	(419)

See Notes to Financial Statements.

	MARCH 31, 2013	25
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	40,900	MXN	510,000	Credit Suisse Group AG	6/04/13	$ (120)
USD	168,055	MXN	2,185,000	Goldman Sachs Group, Inc.	6/04/13	(7,689)
USD	185,027	MXN	2,390,000	Goldman Sachs Group, Inc.	6/04/13	(7,205)
USD	98,023	MXN	1,275,000	Goldman Sachs Group, Inc.	6/04/13	(4,528)
USD	26,908	MXN	350,000	Goldman Sachs Group, Inc.	6/04/13	(1,243)
USD	20,908	MXN	260,000	Goldman Sachs Group, Inc.	6/04/13	(5)
USD	3,119	MXN	40,000	HSBC Holdings Plc	6/04/13	(98)
USD	206,210	MXN	2,650,000	Morgan Stanley	6/04/13	(6,935)
USD	368,660	MXN	4,630,000	Morgan Stanley	6/04/13	(3,741)
USD	148,380	MXN	1,850,000	UBS AG	6/04/13	(420)
USD	159,185	MYR	500,000	Deutsche Bank AG	6/04/13	(1,520)
USD	176,000	MYR	550,000	Deutsche Bank AG	6/04/13	(776)
USD	28,846	MYR	90,000	Deutsche Bank AG	6/04/13	(81)
USD	7,356	PHP	300,000	Deutsche Bank AG	6/04/13	–
USD	7,349	PHP	300,000	HSBC Holdings Plc	6/04/13	(6)
USD	839,281	PHP	34,100,000	HSBC Holdings Plc	6/04/13	3,190
USD	18,700	PLN	60,000	Bank of America Corp.	6/04/13	378
USD	3,115	PLN	10,000	Deutsche Bank AG	6/04/13	61
USD	132,268	PLN	430,000	Deutsche Bank AG	6/04/13	957
USD	83,254	PLN	270,000	Goldman Sachs Group, Inc.	6/04/13	803
USD	48,908	PLN	160,000	HSBC Holdings Plc	6/04/13	48
USD	9,353	PLN	30,000	HSBC Holdings Plc	6/04/13	192
USD	46,055	PLN	150,000	JPMorgan Chase & Co.	6/04/13	249
USD	43,155	PLN	140,000	JPMorgan Chase & Co.	6/04/13	403
USD	37,153	PLN	120,000	JPMorgan Chase & Co.	6/04/13	508
USD	28,052	PLN	90,000	JPMorgan Chase & Co.	6/04/13	569
USD	61,650	PLN	200,000	JPMorgan Chase & Co.	6/04/13	576
USD	113,601	PLN	370,000	JPMorgan Chase & Co.	6/04/13	613
USD	28,629	PLN	90,000	JPMorgan Chase & Co.	6/04/13	1,145
USD	50,106	PLN	160,000	JPMorgan Chase & Co.	6/04/13	1,246
USD	578,878	PLN	1,819,820	JPMorgan Chase & Co.	6/04/13	23,153
USD	62,078	PLN	200,000	Royal Bank of Scotland Group Plc	6/04/13	1,003
USD	119,446	RON	410,000	Royal Bank of Scotland Group Plc	6/04/13	1,486
USD	27,320	RUB	850,000	Credit Suisse Group AG	6/04/13	300
USD	41,814	RUB	1,300,000	Credit Suisse Group AG	6/04/13	490
USD	64,226	RUB	2,000,000	Credit Suisse Group AG	6/04/13	650
USD	296,556	RUB	9,300,000	Credit Suisse Group AG	6/04/13	929
USD	86,845	RUB	2,700,000	Credit Suisse Group AG	6/04/13	1,017
USD	189,772	RUB	5,900,000	Credit Suisse Group AG	6/04/13	2,223
USD	149,261	RUB	4,645,000	Deutsche Bank AG	6/04/13	1,606
USD	27,226	RUB	850,000	Goldman Sachs Group, Inc.	6/04/13	206
USD	28,967	RUB	900,000	Goldman Sachs Group, Inc.	6/04/13	358
USD	54,777	RUB	1,700,000	Goldman Sachs Group, Inc.	6/04/13	737
USD	157,157	RUB	4,900,000	Goldman Sachs Group, Inc.	6/04/13	1,396
USD	143,625	RUB	4,475,000	HSBC Holdings Plc	6/04/13	1,374

See Notes to Financial Statements.

MARCH 31, 2013
26	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	70,502	RUB	2,200,000	JPMorgan Chase & Co.	6/04/13	$ 568
USD	124,561	RUB	3,900,000	Morgan Stanley	6/04/13	588
USD	99,439	RUB	3,100,000	Morgan Stanley	6/04/13	896
USD	156,913	RUB	4,900,000	Morgan Stanley	6/04/13	1,152
USD	177,276	RUB	5,500,000	Morgan Stanley	6/04/13	2,443
USD	115,320	RUB	3,600,000	UBS AG	6/04/13	883
USD	137,732	RUB	4,300,000	UBS AG	6/04/13	1,044
USD	111,709	RUB	3,480,000	UBS AG	6/04/13	1,087
USD	48,009	SGD	60,000	BNP Paribas SA	6/04/13	(373)
USD	16,011	SGD	20,000	BNP Paribas SA	6/04/13	(116)
USD	192,467	SGD	240,000	Credit Suisse Group AG	6/04/13	(1,060)
USD	24,137	SGD	30,000	Credit Suisse Group AG	6/04/13	(54)
USD	40,033	SGD	50,000	Deutsche Bank AG	6/04/13	(285)
USD	136,018	SGD	170,000	Goldman Sachs Group, Inc.	6/04/13	(1,064)
USD	80,086	SGD	100,000	Goldman Sachs Group, Inc.	6/04/13	(551)
USD	80,121	SGD	100,000	Goldman Sachs Group, Inc.	6/04/13	(515)
USD	56,007	SGD	70,000	Goldman Sachs Group, Inc.	6/04/13	(438)
USD	64,097	SGD	80,000	Goldman Sachs Group, Inc.	6/04/13	(412)
USD	419,073	SGD	519,068	HSBC Holdings Plc	6/04/13	516
USD	645,885	SGD	800,000	HSBC Holdings Plc	6/04/13	795
USD	79,999	SGD	100,000	State Street Corp.	6/04/13	(637)
USD	311,852	SGD	390,000	UBS AG	6/04/13	(2,630)
USD	255,778	SGD	320,000	UBS AG	6/04/13	(2,258)
USD	191,877	SGD	240,000	UBS AG	6/04/13	(1,650)
USD	160,440	SGD	200,000	UBS AG	6/04/13	(833)
USD	72,236	SGD	90,000	UBS AG	6/04/13	(337)
USD	68,725	THB	2,020,000	Deutsche Bank AG	6/04/13	40
USD	168,327	THB	4,950,000	UBS AG	6/04/13	16
USD	550,116	TRY	1,000,000	BNP Paribas SA	6/04/13	2,240
USD	865,486	TRY	1,573,280	BNP Paribas SA	6/04/13	3,524
USD	291,939	TRY	530,000	Credit Suisse Group AG	6/04/13	1,565
USD	92,464	TRY	170,000	Deutsche Bank AG	6/04/13	(675)
USD	10,924	TRY	20,000	Deutsche Bank AG	6/04/13	(33)
USD	21,831	TRY	40,000	Royal Bank of Scotland Group Plc	6/04/13	(84)
USD	38,962	ZAR	365,000	Bank of America Corp.	6/04/13	(364)
USD	38,964	ZAR	365,000	Bank of America Corp.	6/04/13	(362)
USD	18,159	ZAR	170,000	Bank of America Corp.	6/04/13	(157)
USD	10,787	ZAR	100,000	Bank of America Corp.	6/04/13	13
USD	20,078	ZAR	180,000	Bank of America Corp.	6/04/13	684
USD	66,062	ZAR	590,000	BNP Paribas SA	6/04/13	2,495
USD	81,841	ZAR	750,000	Credit Suisse Group AG	6/04/13	1,035
USD	81,829	ZAR	750,000	Deutsche Bank AG	6/04/13	1,023
USD	20,292	ZAR	190,000	JPMorgan Chase & Co.	6/04/13	(179)
USD	143,243	ZAR	1,310,000	Morgan Stanley	6/04/13	2,102
USD	144,896	ZAR	1,350,000	UBS AG	6/04/13	(555)

See Notes to Financial Statements.

	MARCH 31, 2013	27
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	158,609	ZAR	1,460,000	UBS AG	6/04/13	$ 1,307
ZAR	180,000	USD	19,417	Bank of America Corp.	6/04/13	(24)
ZAR	270,000	USD	30,232	BNP Paribas SA	6/04/13	(1,142)
ZAR	210,000	USD	22,944	BNP Paribas SA	6/04/13	(318)
ZAR	380,000	USD	40,759	BNP Paribas SA	6/04/13	183
ZAR	330,000	USD	36,010	Credit Suisse Group AG	6/04/13	(455)
ZAR	40,000	USD	4,266	Credit Suisse Group AG	6/04/13	44
ZAR	510,000	USD	54,392	Credit Suisse Group AG	6/04/13	556
ZAR	330,000	USD	36,005	Deutsche Bank AG	6/04/13	(450)
ZAR	190,000	USD	20,148	JPMorgan Chase & Co.	6/04/13	323
ZAR	270,000	USD	28,631	JPMorgan Chase & Co.	6/04/13	459
ZAR	400,000	USD	42,417	JPMorgan Chase & Co.	6/04/13	680
ZAR	345,000	USD	37,265	Morgan Stanley	6/04/13	(95)
ZAR	110,000	USD	11,856	Morgan Stanley	6/04/13	(4)
ZAR	200,000	USD	21,251	Morgan Stanley	6/04/13	297
ZAR	290,000	USD	30,814	Morgan Stanley	6/04/13	431
ZAR	430,000	USD	45,689	Morgan Stanley	6/04/13	639
ZAR	5,170,000	USD	579,450	Royal Bank of Scotland Group Plc	6/04/13	(22,428)
ZAR	180,000	USD	20,174	Royal Bank of Scotland Group Plc	6/04/13	(781)
ZAR	140,000	USD	14,849	State Street Corp.	6/04/13	235
ZAR	200,000	USD	21,212	State Street Corp.	6/04/13	336
ZAR	300,000	USD	31,818	State Street Corp.	6/04/13	504
ZAR	290,000	USD	31,459	UBS AG	6/04/13	(214)
ZAR	295,000	USD	31,875	UBS AG	6/04/13	(91)
AUD	433,000	USD	447,635	Bank of America Corp.	6/12/13	586
AUD	466,000	USD	477,049	Bank of America Corp.	6/12/13	5,332
AUD	979,000	USD	1,002,212	Bank of America Corp.	6/12/13	11,202
AUD	187,000	USD	192,562	Royal Bank of Canada	6/12/13	1,012
AUD	215,000	USD	222,329	State Street Corp.	6/12/13	228
AUD	189,000	USD	196,682	Westpac Banking Corp.	6/12/13	(1,039)
CAD	983,000	USD	954,791	Deutsche Bank AG	6/12/13	11,189
CAD	1,145,000	USD	1,112,142	Deutsche Bank AG	6/12/13	13,033
CAD	352,000	USD	343,607	JPMorgan Chase & Co.	6/12/13	2,298
CAD	227,000	USD	221,626	Royal Bank of Scotland Group Plc	6/12/13	1,444
EUR	437,000	USD	568,996	Bank of America Corp.	6/12/13	(8,520)
EUR	295,000	USD	384,105	Bank of America Corp.	6/12/13	(5,751)
EUR	255,000	USD	330,145	HSBC Holdings Plc	6/12/13	(3,094)
EUR	251,000	USD	325,243	Royal Bank of Canada	6/12/13	(3,322)
EUR	764,000	USD	990,129	State Street Corp.	6/12/13	(10,257)
GBP	225,000	USD	340,799	Bank of America Corp.	6/12/13	941
GBP	224,000	USD	339,647	Deutsche Bank AG	6/12/13	574
JPY	26,200,000	USD	277,272	Goldman Sachs Group, Inc.	6/12/13	1,202
JPY	46,700,000	USD	494,222	Goldman Sachs Group, Inc.	6/12/13	2,142
JPY	2,200,000	USD	23,384	HSBC Holdings Plc	6/12/13	–
JPY	18,500,000	USD	196,601	HSBC Holdings Plc	6/12/13	31

See Notes to Financial Statements.

MARCH 31, 2013
28	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	1,000,000	USD	10,608	Westpac Banking Corp.	6/12/13	$ 20
NZD	344,000	USD	284,443	UBS AG	6/12/13	1,906
NZD	232,000	USD	190,444	UBS AG	6/12/13	2,675
NZD	806,000	USD	661,629	UBS AG	6/12/13	9,294
NZD	146,000	USD	119,700	Westpac Banking Corp.	6/12/13	1,832
SEK	241,000	USD	36,943	HSBC Holdings Plc	6/12/13	(21)
SEK	3,910,000	USD	606,277	JPMorgan Chase & Co.	6/12/13	(7,242)
SEK	1,630,000	USD	252,745	JPMorgan Chase & Co.	6/12/13	(3,019)
SEK	7,942,000	USD	1,230,428	Royal Bank of Scotland Group Plc	6/12/13	(13,668)
SEK	3,308,000	USD	512,498	Royal Bank of Scotland Group Plc	6/12/13	(5,693)
SEK	418,000	USD	64,393	Royal Bank of Scotland Group Plc	6/12/13	(353)
SEK	367,000	USD	56,536	Royal Bank of Scotland Group Plc	6/12/13	(310)
USD	195,388	AUD	189,000	Bank of America Corp.	6/12/13	(256)
USD	335,100	AUD	325,000	Deutsche Bank AG	6/12/13	(1,324)
USD	306,230	AUD	297,000	Deutsche Bank AG	6/12/13	(1,210)
USD	164,784	AUD	160,000	HSBC Holdings Plc	6/12/13	(840)
USD	149,336	AUD	145,000	HSBC Holdings Plc	6/12/13	(762)
USD	221,344	AUD	215,000	JPMorgan Chase & Co.	6/12/13	(1,214)
USD	69,565	AUD	67,000	Royal Bank of Canada	6/12/13	210
USD	195,744	AUD	188,000	Royal Bank of Canada	6/12/13	1,135
USD	454,360	AUD	441,000	Westpac Banking Corp.	6/12/13	(2,142)
USD	284,361	AUD	276,000	Westpac Banking Corp.	6/12/13	(1,341)
USD	78,049	AUD	75,000	Westpac Banking Corp.	6/12/13	412
USD	221,366	CAD	227,000	BNP Paribas SA	6/12/13	(1,703)
USD	570,783	CAD	585,000	Royal Bank of Canada	6/12/13	(4,088)
USD	358,899	CAD	368,000	Royal Bank of Canada	6/12/13	(2,729)
USD	326,860	CAD	335,000	Royal Bank of Canada	6/12/13	(2,340)
USD	263,310	CAD	270,000	Royal Bank of Canada	6/12/13	(2,015)
USD	229,940	CAD	236,000	Royal Bank of Canada	6/12/13	(1,973)
USD	126,779	CAD	130,000	Royal Bank of Canada	6/12/13	(970)
USD	63,420	CAD	65,000	Royal Bank of Canada	6/12/13	(454)
USD	222,285	EUR	172,000	BNP Paribas SA	6/12/13	1,685
USD	548,146	EUR	424,000	BNP Paribas SA	6/12/13	4,343
USD	57,563	EUR	45,000	HSBC Holdings Plc	6/12/13	(152)
USD	436,270	EUR	338,000	HSBC Holdings Plc	6/12/13	2,767
USD	121,545	EUR	94,000	Royal Bank of Canada	6/12/13	985
USD	553,472	EUR	430,000	Royal Bank of Scotland Group Plc	6/12/13	1,974
USD	222,081	EUR	172,000	State Street Corp.	6/12/13	1,482
USD	576,063	EUR	444,500	State Street Corp.	6/12/13	5,968
USD	1,330,837	GBP	892,000	Bank of America Corp.	6/12/13	(23,971)
USD	522,190	GBP	350,000	Bank of America Corp.	6/12/13	(9,406)
USD	608,848	GBP	404,000	BNP Paribas SA	6/12/13	(4,765)
USD	198,939	GBP	132,000	HSBC Holdings Plc	6/12/13	(1,548)
USD	337,154	GBP	223,000	State Street Corp.	6/12/13	(1,548)
USD	332,505	GBP	220,000	Westpac Banking Corp.	6/12/13	(1,640)

See Notes to Financial Statements.

	MARCH 31, 2013	29
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—  Foreign currency exchange contracts as of March 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	166,640	JPY	16,000,000	BNP Paribas SA	6/12/13	$ (3,420)
USD	334,924	JPY	31,700,000	BNP Paribas SA	6/12/13	(2,009)
USD	89,934	JPY	8,500,000	BNP Paribas SA	6/12/13	(410)
USD	109,670	JPY	10,500,000	HSBC Holdings Plc	6/12/13	(1,932)
USD	162,427	JPY	15,600,000	UBS AG	6/12/13	(3,382)
USD	144,790	JPY	13,800,000	Westpac Banking Corp.	6/12/13	(1,888)
USD	32,538	NOK	191,000	HSBC Holdings Plc	6/12/13	(65)
USD	630,283	NOK	3,635,000	Royal Bank of Scotland Group Plc	6/12/13	9,802
USD	650,050	NOK	3,749,000	Royal Bank of Scotland Group Plc	6/12/13	10,109
USD	110,660	NZD	135,000	Bank of America Corp.	6/12/13	(1,716)
USD	226,098	NZD	276,000	Royal Bank of Scotland Group Plc	6/12/13	(3,648)
USD	109,694	NZD	135,000	Royal Bank of Scotland Group Plc	6/12/13	(2,682)
USD	298,130	SEK	1,920,000	JPMorgan Chase & Co.	6/12/13	3,975
USD	891,594	SEK	5,742,000	JPMorgan Chase & Co.	6/12/13	11,887

Total						$1,994,564

—	Exchange-traded options written as of March 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value

U.S. Treasury Notes (10 Year)	Call	USD	131.50	4/26/13	29	$(24,922)
U.S. Treasury Notes (10 Year)	Call	USD	131.50	5/24/13	25	(28,516)
U.S. Treasury Notes (10 Year)	Put	USD	131.50	4/26/13	29	(10,875)
U.S. Treasury Notes (10 Year)	Put	USD	131.50	5/24/13	25	(16,406)

Total						$(80,719)

—	Credit default swaps - sold protection outstanding as of March 31, 2013 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation

iTraxx Europe Crossover Series 19 Version 1	5.00%	Credit Suisse Group AG	6/20/18	B+	EUR	610	$ (5,276)
iTraxx Europe Crossover Series 19 Version 1	5.00%	Credit Suisse Group AG	6/20/18	B+	EUR	610	(6,044)
iTraxx Europe Crossover Series 19 Version 1	5.00%	Deutsche Bank AG	6/20/18	B+	EUR	650	(8,376)
iTraxx Europe Crossover Series 19 Version 1	5.00%	Société Générale	6/20/18	B+	EUR	630	(5,185)

Total							$(24,881)

[1]	Using Standard & Poor’s rating of the underlying securities of the index.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—	Interest rate swaps outstanding as of March 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.94%[1]	1-day STIBOR	Royal Bank of Scotland Group Plc	10/30/13	SEK	87,590	$(22,774)
0.14%[1]	1-day FEDL01	Royal Bank of Scotland Group Plc	6/12/14	USD	6,610	(957)
0.19%[2]	1-day FEDL01	Citigroup, Inc.	9/20/14	USD	10,890	(2,235)
0.20%[2]	1-day FEDL01	Royal Bank of Scotland Group Plc	10/15/14	USD	9,484	(2,547)
0.27%[2]	1-day FEDL01	JPMorgan Chase & Co.	1/30/15	USD	12,270	(7,096)

See Notes to Financial Statements.

MARCH 31, 2013
30	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (continued)

—	Interest rate swaps outstanding as of March 31, 2013 were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

1.46%[2]	3-month LIBOR	Citigroup, Inc.	2/15/20	USD	3,140	–
1.46%[2]	3-month LIBOR	Deutsche Bank AG	2/15/20	USD	12,300	$ 12,802
1.44%[2]	3-month LIBOR	Deutsche Bank AG	2/15/20	USD	780	1,760
1.60%[2]	3-month LIBOR	Deutsche Bank AG	2/15/20	USD	470	(3,996)
1.63%[2]	6-month EURIBOR	Deutsche Bank AG	1/04/22	EUR	1,600	(12,947)
2.30%[1]	6-month GBP LIBOR	Royal Bank of Scotland Group Plc	3/07/25	GBP	310	4,184

Total						$(33,806)

 1    Fund pays the floating rate and receives the fixed rate.

 2    Fund pays the fixed rate and receives the floating rate.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

—

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$ 373,947	–	$ 373,947
Common Stocks	$ 87,605,705	33,055,373	$ 1,038	120,662,116
Corporate Bonds	–	48,584,082	–	48,584,082
Foreign Agency Obligations	–	11,520,012	–	11,520,012
Foreign Government Obligations	–	72,469,662	–	72,469,662
Investment Companies	235,571,747	–	–	235,571,747
Non-Agency Mortgage-Backed Securities	–	952,070	–	952,070
U.S. Government Sponsored Agency Securities	–	24,553,373	–	24,553,373
U.S. Treasury Obligations	–	4,202,174	–	4,202,174
Short-Term Securities	34,703,090	681,615	–	35,384,705

Total	$357,880,542	$196,392,308	$ 1,038	$554,273,888

See Notes to Financial Statements.

	MARCH 31, 2013	31
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$ 7,950	$ 3,018,322	–	$ 3,026,272
Interest rate contracts	144,089	18,746	–	162,835
Liabilities:
Credit contracts	–	(24,881)	–	(24,881)
Equity contracts	(1,877,512)	–	–	(1,877,512)
Foreign currency exchange contracts	(8,570)	(1,023,138)	–	(1,031,708)
Interest rate contracts	(155,389)	(52,552)	–	(207,941)

Total	$ (1,889,432)	$ 1,936,497	–	$ 47,065

[1]   Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of March 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$ 373,156	–	–	$ 373,156
Cash pledged as collateral for financial futures contracts	7,814,000	–	–	7,814,000
Foreign currency at value	4,907,017	–	–	4,907,017
Liabilities:
Collateral on securities loaned at value	–	$ (681,615)	–	(681,615)

Total	$ 13,094,173	$ (681,615)	–	$ 12,412,558

There were no transfers between levels during the six months ended March 31, 2013.

Certain of the Fund’s investments and derivative financial instruments that are categorized as Level 3 were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information input could result in a significantly lower or higher value of such Level 3 investments and derivative financial instruments.

See Notes to Financial Statements.

MARCH 31, 2013
32	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Statement of Assets and Liabilities

March 31, 2013 (Unaudited)

Assets

Investments at value – unaffiliated (including securities loaned at value of $672,058) (cost – $370,873,604)	$398,550,159
Investments at value – affiliated (cost – $151,361,101)	155,723,729
Cash	373,156
Cash pledged as collateral for financial futures contracts	7,814,000
Foreign currency at value (cost – $4,871,229)	4,907,017
Variation margin receivable	77,131
Investments sold receivable	5,592,318
Swap premiums paid	32,799
Unrealized appreciation on foreign currency exchange contracts	3,026,272
Unrealized appreciation on swaps	18,746
Capital shares sold receivable	340,958
Interest receivable	1,285,660
Dividends receivable – unaffiliated	350,477
Dividends receivable – affiliated	4,313
Securities lending income receivable – affiliated	482
Receivable from Manager	85
Prepaid expenses	47,042
Other assets	87,511

Total assets	578,231,855

Liabilities

Collateral on securities loaned at value	681,615
Variation margin payable	203,906
Investments purchased payable	25,949,978
Unrealized depreciation on foreign currency exchange contracts	1,031,708
Options written at value (premiums received – $82,934)	80,719
Unrealized depreciation on swaps	77,433
Capital shares redeemed payable	740,056
Investment advisory fees payable	254,061
Service and distribution fees payable	166,905
Other affiliates payable	87,421
Officer’s and Trustees’ fees payable	5,586
Other accrued expenses payable	612,939

Total liabilities	29,892,327

Net Assets	$548,339,528

Net Assets Consist of

Paid-in capital	$482,855,375
Undistributed net investment income	531,198
Accumulated net realized gain	32,660,934
Net unrealized appreciation/depreciation	32,292,021

Net Assets	$548,339,528

Net Asset Value

Institutional – Based on net assets of $60,008,586 and 3,880,549 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.46

Service – Based on net assets of $1,949,820 and 126,481 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.42

Investor A – Based on net assets of $385,642,597 and 25,024,275 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.41

Investor B – Based on net assets of $16,019,904 and 1,050,741 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.25

Investor C – Based on net assets of $84,718,621 and 5,595,854 shares outstanding, unlimited number of shares authorized, $0.001 par value	$15.14

See Notes to Financial Statements.

	MARCH 31, 2013	33
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Statement of Operations

Six Months Ended March 31, 2013 (Unaudited)

Investment Income

Interest	$2,093,020
Dividends – unaffiliated	3,194,485
Foreign taxes withheld	(13,099)
Dividends – affiliated	1,125,999
Securities lending – affiliated	9,904

Total income	6,410,309

Expenses

Investment advisory	1,511,753
Service and distribution – class specific	998,904
Transfer agent – class specific	453,471
Administration	203,593
Professional	110,447
Administration – class specific	68,767
Printing	50,643
Custodian	47,752
Registration	34,275
Officer and Trustees	9,589
Miscellaneous	49,580
Recoupment of past waived fees – class specific	11,786

Total expenses	3,550,560
Less fees waived by Manager	(154,711)
Less administration fees waived – class specific	(15)
Less transfer agent fees waived – class specific	(4)
Less transfer agent fees reimbursed – class specific	(6)
Less fees paid indirectly	(181)

Total expenses after fees waived, reimbursed and paid indirectly	3,395,643

Net investment income	3,014,666

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments – unaffiliated	31,863,265
Capital gain distributions received from affiliated investment companies	446
Options written	303,503
Financial futures contracts	(1,623,978)
Swaps	81,423
Foreign currency transactions	4,151,709

34,776,368

Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	(16,936,966)
Investments – affiliated	4,137,532
Options written	2,215
Financial futures contracts	263,318
Swaps	(39,266)
Foreign currency translations	3,938,056

(8,635,111)

Total realized and unrealized gain	26,141,257

Net Increase in Net Assets Resulting from Operations	$29,155,923

See Notes to Financial Statements.

MARCH 31, 2013
34	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012

Operations

Net investment income	$3,014,666	$6,374,853
Net realized gain	34,776,368	25,501,855
Net change in unrealized appreciation/depreciation	(8,635,111)	36,300,459

Net increase in net assets resulting from operations	29,155,923	68,177,167

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(621,166)	(728,212)	[1]
Service	(16,132)	(25,629)	[1]
Investor A	(3,237,718)	(5,876,499)	[1]
Investor B	(15,863)	(233,044)	[1]
Investor C	(271,036)	(927,535)	[1]
Net realized gain:
Institutional	(2,193,125)	(878,568)	[1]
Service	(70,315)	(35,473)	[1]
Investor A	(14,426,688)	(8,053,732)	[1]
Investor B	(670,450)	(650,345)	[1]
Investor C	(3,215,648)	(1,802,237)	[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(24,738,141)	(19,211,274)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(13,267,656)	(17,866,421)

Net Assets

Total increase (decrease) in net assets	(8,849,874)	31,099,472
Beginning of period	557,189,402	526,089,930

End of period	$548,339,528	$557,189,402

Undistributed net investment income	$531,198	$1,678,447

1 Dividends and distributions are determined in accordance with federal tax regulations.

See Notes to Financial Statements.

	MARCH 31, 2013	35
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Financial Highlights

	Institutional												Service

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,										Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,

			2012		2011		2010		2009		2008				2012		2011		2010		2009		2008

Per Share Operating Performance

Net asset value, beginning of period	$ 15.37		$ 14.03		$ 14.31		$ 13.28		$ 12.96		$ 17.07		$ 15.31		$ 13.99		$ 14.27		$ 13.24		$ 12.93		$ 17.03

Net investment income[1]	0.11		0.23		0.29		0.29		0.27		0.33		0.09		0.19		0.25		0.25		0.24		0.30
Net realized and unrealized gain (loss)	0.72		1.68		(0.26)		1.02		0.45		(2.76)		0.73		1.67		(0.26)		1.03		0.44		(2.76)

Net increase (decrease) from investment operations	0.83		1.91		0.03		1.31		0.72		(2.43)		0.82		1.86		(0.01)		1.28		0.68		(2.46)

Dividends and distributions from:
Net investment income	(0.16)		(0.26)	[2]	(0.31)	[2]	(0.28)	[2]	(0.21)	[2]	(0.38)	[2]	(0.13)		(0.23)	[2]	(0.27)	[2]	(0.25)	[2]	(0.18)	[2]	(0.34)[2]
Net realized gain	(0.58)		(0.31)	[2]	–		–		(0.19)	[2]	(1.30)	[2]	(0.58)		(0.31)	[2]	–		–		(0.19)	[2]	(1.30)[2]

Total dividends and distributions	(0.74)		(0.57)		(0.31)		(0.28)		(0.40)		(1.68)		(0.71)		(0.54)		(0.27)		(0.25)		(0.37)		(1.64)

Net asset value, end of period	$ 15.46		$ 15.37		$ 14.03		$ 14.31		$ 13.28		$ 12.96		$ 15.42		$ 15.31		$ 13.99		$ 14.27		$ 13.24		$ 12.93

Total Investment Return[3]

Based on net asset value	5.58%	[4]	13.89%		0.06%		9.99%		6.15%	[5]	(15.81)%		5.51%	[4]	13.53%		(0.21)%		9.74%		5.83%	[6]	(16.00)%

Ratios to Average Net Assets

Total expenses	0.94%	[7,8]	0.95%	[9]	0.94%		0.95%		0.95%		0.94%		1.23%	[7,8]	1.27%	[9]	1.24%		1.27%		1.18%		1.11%

Total expenses excluding recoupment of past waived fees	0.90%	[7,8]	0.91%	[9]	0.94%		0.95%		0.95%		0.94%		1.21%	[7,8]	1.27%	[9]	1.24%		1.27%		1.15%		1.11%

Total expenses after fees waived, reimbursed and paid indirectly	0.89%	[7,8]	0.90%	[9]	0.90%		0.91%		0.88%		0.89%		1.17%	[7,8]	1.18%	[9]	1.18%		1.19%		1.14%		1.11%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.89%	[7,8]	0.89%	[9]	0.89%		0.89%		0.88%		0.85%		1.17%	[7,8]	1.17%	[9]	1.17%		1.17%		1.14%		1.07%

Net investment income	1.44%	[7,8]	1.59%	[9]	1.91%		2.09%		2.43%		2.20%		1.16%	[7,8]	1.30%	[9]	1.63%		1.80%		2.17%		1.96%

Supplemental Data

Net assets, end of period (000)	$60,009		$ 59,041		$ 40,259		$ 39,083		$ 29,127		$ 23,083		$ 1,950		$ 1,915		$ 1,676		$ 1,652		$ 1,472		$ 1,552

Portfolio turnover	86%		324%[10]		401%[11]		400%[12]		354%[13]		391%	[14]	86%		324%[10]		401%[11]		400%[12]		354%[13]		391%[14]

1	Based on average shares outstanding.
2	Dividends and distributions are determined in accordance with federal income tax regulations.
3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4	Aggregate total investment return.
5	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.92%.
6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.60%.
7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.09%.
8	Annualized.
9	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.
10	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.
11	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
12	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
13	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
14	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.

See Notes to Financial Statements.

MARCH 31, 2013
36	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Financial Highlights (continued)

	Investor A									Investor B

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,							Six Months Ended March 31, 2013 (Unaudited)		Year Ended September 30,

			2012		2011	2010	2009	2008				2012		2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$ 15.30		$ 13.98		$ 14.26	$ 13.23	$ 12.92	$ 17.01		$ 15.10		$ 13.83		$ 14.10	$ 13.08	$ 12.75	$ 16.83

Net investment income[1]	0.09		0.19		0.25	0.24	0.23	0.28		0.02		0.06		0.13	0.12	0.14	0.16
Net realized and unrealized gain (loss)	0.73		1.66		(0.26)	1.03	0.43	(2.75)		0.71		1.65		(0.26)	1.03	0.43	(2.75)

Net increase (decrease) from investment operations	0.82		1.85		(0.01)	1.27	0.66	(2.47)		0.73		1.71		(0.13)	1.15	0.57	(2.59)

Dividends and distributions from:
Net investment income	(0.13)		(0.22)[2]		(0.27)[2]	(0.24)[2]	(0.16)[2]	(0.32)	[2]	(0.01)		(0.13)[2]		(0.14)[2]	(0.13)[2]	(0.05)[2]	(0.19)[2]
Net realized gain	(0.58)		(0.31)[2]		–	–	(0.19)[2]	(1.30)	[2]	(0.57)		(0.31)[2]		–	–	(0.19)[2]	(1.30)[2]

Total dividends and distributions	(0.71)		(0.53)		(0.27)	(0.24)	(0.35)	(1.62)		(0.58)		(0.44)		(0.14)	(0.13)	(0.24)	(1.49)

Net asset value, end of period	$ 15.41		$ 15.30		$ 13.98	$ 14.26	$ 13.23	$ 12.92		$ 15.25		$ 15.10		$ 13.83	$ 14.10	$ 13.08	$ 12.75

Total Investment Return[3]

Based on net asset value	5.49%	[4]	13.51%		(0.23)%	9.70%	5.66% [5]	(16.05)%		5.02%	[4]	12.60%		(1.01)%	8.78%	4.93% [6]	(16.89)%

Ratios to Average Net Assets

Total expenses	1.18%	[7,8]	1.23%	[9]	1.20%	1.23%	1.27%	1.24%		2.09%	[7,8]	2.08%	[9]	2.00%	2.04%	2.07%	2.02%

Total expenses excluding recoupment of past waived fees	1.18%	[7,8]	1.23%	[9]	1.20%	1.22%	1.27%	1.24%		2.09%	[7,8]	2.08%	[9]	2.00%	2.02%	2.06%	2.02%

Total expenses after fees waived, reimbursed and paid indirectly	1.12%	[7,8]	1.20%	[9]	1.20%	1.22%	1.26%	1.24%		2.03%	[7,8]	2.06%	[9]	2.00%	2.04%	2.04%	2.02%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.12%	[7,8]	1.19%	[9]	1.19%	1.20%	1.26%	1.20%		2.03%	[7,8]	2.05%	[9]	1.98%	2.02%	2.04%	1.97%

Net investment income	1.21%	[7,8]	1.28%	[9]	1.61%	1.75%	2.04%	1.84%		0.30%	[7,8]	0.45%	[9]	0.84%	0.91%	1.27%	1.06%

Supplemental Data

Net assets, end of period (000)	$385,643		$390,209		$370,916	$385,511	$361,751	$390,051		$16,020		$ 19,077		$ 31,595	$49,315	$69,934	$ 97,710

Portfolio turnover	86%		324%	[10]	401% [11]	400% [12]	354% [13]	391%	[14]	86%		324%	[10]	401% [11]	400% [12]	354% [13]	391%[14]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.42%.
[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.69%.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.09%.
[8]	Annualized.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[13]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
[14]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.

See Notes to Financial Statements.

	MARCH 31, 2013	37
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Financial Highlights (concluded)

	Investor C

	Six Months Ended March 31, 2013		Year Ended September 30,

	(Unaudited)		2012		2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of period	$15.02		$13.76		$14.04	$13.04	$12.73	$16.78

Net investment income[1]	0.04		0.08		0.13	0.14	0.15	0.17
Net realized and unrealized gain (loss)	0.71		1.64		(0.25)	1.02	0.43	(2.71)

Net increase (decrease) from investment operations	0.75		1.72		(0.12)	1.16	0.58	(2.54)

Dividends and distributions from:
Net investment income	(0.05)		(0.15)[2]		(0.16)[2]	(0.16)[2]	(0.08)[2]	(0.21)[2]
Net realized gain	(0.58)		(0.31)[2]		–	–	(0.19)[2]	(1.30)[2]

Total dividends and distributions	(0.63)		(0.46)		(0.16)	(0.16)	(0.27)	(1.51)

Net asset value, end of period	$15.14		$15.02		$13.76	$14.04	$13.04	$12.73

Total Investment Return[3]

Based on net asset value	5.09%	[4]	12.75%		(0.94)%	8.86%	4.99% [5]	(16.66)%

Ratios to Average Net Assets

Total expenses	1.89%	[6,7]	1.93%	[8]	1.93%	1.94%	1.98%	1.94%

Total expenses excluding recoupment of past waived fees	1.89%	[6,7]	1.93%	[8]	1.93%	1.94%	1.97%	1.94%

Total expenses after fees waived, reimbursed and paid indirectly	1.84%	[6,7]	1.90%	[8]	1.93%	1.94%	1.98%	1.94%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.84%	[6,7]	1.90%	[8]	1.92%	1.92%	1.98%	1.90%

Net investment income	0.49%	[6,7]	0.58%	[8]	0.89%	1.05%	1.32%	1.14%

Supplemental Data

Net assets, end of period (000)	$84,719		$86,947		$81,644	$84,367	$72,063	$69,584

Portfolio turnover	86%		324%	[9]	401% [10]	400% [11]	354% [12]	391%[13]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.75%.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.09%.
[7]	Annualized.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.
[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.
[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.
[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.
[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.
[13]	Includes TBA transactions; excluding these transactions the portfolio turnover would have been 121%.

See Notes to Financial Statements.

MARCH 31, 2013
38	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Managed Volatility Portfolio (the “Fund”). The Fund is classified as diversified. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued

	MARCH 31, 2013	39
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Notes to Financial Statements (continued)

by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related

MARCH 31, 2013
40	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Notes to Financial Statements (continued)

securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investments in IOs.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

	MARCH 31, 2013	41
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund has a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended March 31, 2013, any securities on loan were collateralized by cash.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the

MARCH 31, 2013
42	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Notes to Financial Statements (continued)

Fund do not give rise to counterparty credit risk, as options written obligate the Fund and not the counterparty to perform. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

	MARCH 31, 2013	43
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Notes to Financial Statements (continued)

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. These payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Statement of Assets and Liabilities and amortized over the term of the swap. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps – The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Interest rate swaps – The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2013

Asset Derivatives

	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on swaps	$162,835
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	3,026,272
Credit contracts	Swap premiums paid	32,799

Total		$3,221,906

Liability Derivatives

	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Unrealized depreciation on swaps; Options written at value	$207,941
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	1,031,708
Credit contracts	Unrealized depreciation on swaps	24,881
Equity contracts	Net unrealized appreciation/depreciation[1]	1,877,512

Total		$3,142,042

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

MARCH 31, 2013
44	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended March 31, 2013

Net Realized Gain (Loss) From

Interest rate contracts:
Financial futures contracts	$(239,922)
Swaps	(75,824)
Options[2]	42,995
Foreign currency exchange contracts:
Financial futures contracts	138,187
Foreign currency transactions	3,332,820
Credit contracts:
Swaps	96,569
Equity contracts:
Financial futures contracts	(1,522,243)
Options[2]	(679,280)
Other contracts:
Swaps	60,678

Total	$1,153,980

Net Change in Unrealized Appreciation/Depreciation on

Interest rate contracts:
Financial futures contracts	$65,288
Swaps	(6,760)
Options[2]	2,215
Foreign currency exchange contracts:
Financial futures contracts	(36,103)
Foreign currency translations	3,931,803
Credit contracts:
Swaps	(32,506)
Equity contracts:
Financial futures contracts	234,133

Total	$4,158,070

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended March 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	1,251
Average number of contracts sold	785
Average notional value of contracts purchased	$97,205,420
Average notional value of contracts sold	$67,813,479
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	295
Average number of contracts - US dollars sold	251
Average US dollar amounts purchased	$268,075,046
Average US dollar amounts sold	$154,103,794
Options:
Average number of option contracts purchased	198
Average number of option contracts written	110
Average notional value of option contracts purchased	$26,730,000
Average notional value of option contracts written	$14,549,000
Credit default swaps:
Average number of contracts - sell protection	3
Average notional value - sell protection	$3,384,193
Interest rate swaps:
Average number of contracts - pays fixed rate	8
Average number of contracts - receives fixed rate	5
Average notional value - pays fixed rate	$45,031,273
Average notional value - receives fixed rate	$28,300,043

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee

First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, BlackRock has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. These amounts are included in fees waived by Manager in the Statement of Operations. For the six months ended March 31, 2013, the amount waived was $17,279.

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), BlackRock International Limited (“BIL”), BlackRock (Hong Kong) Limited (“BHK”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BFM, BIL, BHK and BRS, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Service	0.25%	N/A
Investor A	0.25%	N/A
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

	MARCH 31, 2013	45
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2013, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Service	$2,384
Investor A	482,809
Investor B	86,878
Investor C	426,833

Total	$998,904

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2013, the Fund paid $12,517 to affiliates in return for these services, which is included in transfer agent – class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

Institutional	$464
Service	62
Investor A	28,232
Investor B	2,375
Investor C	1,932

Total	$33,065

For the six months ended March 31, 2013, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	$42,434
Service	1,952
Investor A	324,159
Investor B	28,855
Investor C	56,071

Total	$453,471

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the Statement of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee

First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration – class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee – Class Specific

First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which is included in administration fees waived – class specific in the Statement of Operations. For the six months ended March 31, 2013, the Fund paid $194,794 to the Manager in return for these services, which is included in administration, administration – class specific and administration fees waived – class specific in the Statement of Operations.

For the six months ended March 31, 2013, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	$7,397
Service	238
Investor A	48,281
Investor B	2,180
Investor C	10,671

Total	$68,767

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.89%
Service	1.17%
Investor A	1.37%
Investor B	2.14%
Investor C	2.14%
Investor R1	1.81%

[1]	There were no shares outstanding as of March 31, 2013.

MARCH 31, 2013
46	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Notes to Financial Statements (continued)

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2014 unless approved by the Board, including a majority of the Independent Trustees. In addition, BlackRock has contractually agreed to waive 0.05% of its management fee until June 1, 2013.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived – class specific, transfer agent fees waived – class specific and transfer agent fees reimbursed – class specific, respectively, in the Statement of Operations. For the six months ended March 31, 2013, the amount included in fees waived by Manager was $137,432. Class specific expense waivers or reimbursements are as follows:

Service

Administration Fees Waived	$ 15
Transfer Agent Fees Waived	$ 4
Transfer Agent Fees Reimbursed	$ 6

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2013, the Manager recouped waivers previously recorded of $11,661 and $125 for Institutional Shares and Service Shares, respectively.

On March 31, 2013, the waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement is $849 for Service Shares, expiring September 30, 2013, $5,915 and $1,126 for Institutional Shares and Service Shares, respectively, expiring September 30, 2014 and $25 for Service Shares, expiring September 30, 2015.

For the six months ended March 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $7,257.

For the six months ended March 31, 2013, affiliates received CDSCs relating to transactions in Investor A, Investor B, and Investor C Shares of $268, $6,434 and $4,146, respectively.

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending – affiliated in the Statement of Operations. For the six months ended March 31, 2013, BIM received $5,645 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

4. Investments:

Purchases and sales of investments including paydowns, TBA transactions and excluding short-term securities and US government securities for the six months ended March 31, 2013, were $460,905,311 and $422,999,143, respectively.

Purchases and sales of US government securities for the six months ended March 31, 2013, were $457,531 and $13,454,705, respectively.

	MARCH 31, 2013	47
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Notes to Financial Statements (continued)

Transactions in options written for the six months ended March 31, 2013, were as follows:

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of period	–	–	–	–
Options written	542	$372,299	752	$951,740
Options closed	(488)	(328,519)	(698)	(912,586)

Outstanding options, end of period	54	$43,780	54	$39,154

5. Income Tax Information:

As of March 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$523,148,592

Gross unrealized appreciation	$38,200,594
Gross unrealized depreciation	(7,075,298)

Net unrealized appreciation	$31,125,296

6. Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2012 and was subsequently renewed until November 2013. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus

0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2012. The Fund did not borrow under the credit agreement during the six months ended March 31, 2013.

7. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

MARCH 31, 2013
48	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount

Institutional

Shares sold	471,884	$7,233,650	2,777,761	$41,415,695
Shares issued in reinvestment of dividends	177,560	2,661,955	106,201	1,528,203
Shares redeemed	(610,859)	(9,341,127)	(1,910,890)	(28,040,751)

Net increase	38,585	$554,478	973,072	$14,903,147

Service

Shares sold	2,114	$32,316	20,096	$295,076
Shares issued in reinvestment of dividends	5,578	83,380	4,020	57,632
Shares redeemed	(6,302)	(96,202)	(18,831)	(276,832)

Net increase	1,390	$19,494	5,285	$75,876

Investor A

Shares sold and automatic conversion of shares	601,149	$9,146,204	2,348,702	$34,606,617
Shares issued in reinvestment of dividends	1,156,565	17,278,480	940,966	13,509,595
Shares redeemed	(2,237,862)	(34,057,059)	(4,317,341)	(63,760,019)

Net decrease	(480,148)	$(7,632,375)	(1,027,673)	$(15,643,807)

Investor B

Shares sold	8,530	$128,855	22,892	$334,005
Shares issued in reinvestment of dividends	45,317	669,151	60,727	858,151
Shares redeemed and automatic conversion of shares	(266,848)	(4,009,726)	(1,104,122)	(16,180,878)

Net decrease	(213,001)	$(3,211,720)	(1,020,503)	$(14,988,722)

Investor C

Shares sold	184,270	$2,754,484	942,369	$13,631,820
Shares issued in reinvestment of dividends	227,187	3,333,430	183,841	2,595,310
Shares redeemed	(606,110)	(9,085,447)	(1,269,056)	(18,440,045)

Net decrease	(194,653)	$(2,997,533)	(142,846)	$(2,212,915)

Total Net Decrease	(847,827)	$(13,267,656)	(1,212,665)	$(17,866,421)

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 25, 2013, the credit agreement was terminated and a new agreement was entered into. The Fund became a party to a 364-day, $800 million credit agreement, which expires in April 2014. Excluding commitments designated for a certain individual fund, the Fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

	MARCH 31, 2013	49
BLACKROCK MANAGED VOLATILITY PORTFOLIO

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10055

BlackRock International Limited

Edinburgh, Scotland EH3 8JB

BlackRock (Hong Kong) Limited

Hong Kong, China

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

MARCH 31, 2013
50	BLACKROCK MANAGED VOLATILITY PORTFOLIO

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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BLACKROCK MANAGED VOLATILITY PORTFOLIO

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

MARCH 31, 2013
52	BLACKROCK MANAGED VOLATILITY PORTFOLIO

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Mixed Asset Funds
BlackRock Balanced Capital Fund	LifePath Active Portfolios	LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015 2040	Retirement 2040
BlackRock Global Allocation Fund	2020 2045	2020 2045
BlackRock Managed Volatility Portfolio	2025 2050	2025 2050
BlackRock Multi-Asset Income Portfolio	2030 2055	2030 2055
BlackRock Multi-Asset Real Return Fund	2035	2035
BlackRock Strategic Risk Allocation Fund
LifePath Portfolios
BlackRock Prepared Portfolios	Retirement 2040
Conservative Prepared Portfolio	2020 2045
Moderate Prepared Portfolio	2025 2050
Growth Prepared Portfolio	2030 2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

	MARCH 31, 2013	53
BLACKROCK MANAGED VOLATILITY PORTFOLIO

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

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MV-3/13-SAR

BLACKROCK®

Item 2	– Code of Ethics – Not Applicable to this semi-annual report

Item 3	– Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	– Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	– Audit Committee of Listed Registrants – Not Applicable

Item 6	– Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under
Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous
Form N-CSR filing.

Item 7	– Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –
Not Applicable

Item 8	– Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers – Not Applicable

Item 10	– Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	– Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

    Date: June 3, 2013

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been     signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

    Date: June 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

    Date: June 3, 2013

3